UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07455

                         Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA  01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                 Hartford, CT  06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 243-1574

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Bond Fund

Virtus CA Tax-Exempt Bond Fund

Virtus High Yield Fund

Virtus Low Volatility Equity Fund

Virtus Multi-Sector Intermediate Bond Fund

Virtus Senior Floating Rate Fund

Virtus Wealth Masters Fund

September 30, 2014 TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Bond Fund (“Bond Fund”)	6	21
Virtus CA Tax-Exempt Bond Fund (“CA Tax-Exempt Bond Fund”)	8	28
Virtus High Yield Fund (“High Yield Fund”)	11	30
Virtus Low Volatility Equity Fund (“Low Volatility Equity Fund”)	13	36
Virtus Multi-Sector Intermediate Bond Fund (“Multi-Sector Intermediate Bond Fund”)	15	37
Virtus Senior Floating Rate Fund (“Senior Floating Rate Fund”)	17	46
Virtus Wealth Masters Fund (“Wealth Masters Fund”)	19	53
Statements of Assets and Liabilities		55
Statements of Operations		57
Statements of Changes in Net Assets		59
Financial Highlights		63
Notes to Financial Statements		68
Report of Independent Registered Public Accounting Firm		80
Tax Information Notice		81
Fund Management Tables		82

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report which highlights performance of your fund for the 12 months ended September 30, 2014, including comments from the money manager.

The past 12 months were generally strong for equities, although market volatility increased over the last quarter, driven by geopolitical risks and a slowdown in the global economy. While the economies of Europe, Japan, and China weakened, the U.S. economy accelerated and the U.S. dollar rallied strongly. Broad U.S. equity indexes registered double-digit gains for the 12 months ended September 30, 2014. The S&P 500® Index returned 19.73%, the Dow Jones Industrial Average rose 15.29%, and the NASDAQ

Composite Index® was up 20.61%. By comparison, international equity returns were significantly smaller, including for both developed markets and emerging markets.

In mid-September, the Federal Reserve provided much needed assurance to investors by announcing that it intends to keep interest rates low for a “considerable time” after its bond buying program ends in October. Against this backdrop, the bellwether 10-year U.S. Treasury yield ended at 2.52% on September 30, 2014 compared with 2.64% a year earlier. The broader fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, rose 3.96% for the 12 months ended September 30, 2014.

The uncertain state of the global economy is likely to remain a concern for markets in the months ahead. However, the health of the U.S. economy – including improving hiring, manufacturing, and housing data – gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market volatility is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2014

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2014 to September 30, 2014

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without sales charges. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period*
Bond Fund
Actual
Class A	$1,000.00	$1,018.10	0.85%	$4.30
Class B	1,000.00	1,013.80	1.60	8.08
Class C	1,000.00	1,014.70	1.60	8.08
Class I	1,000.00	1,019.10	0.60	3.04
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.75	0.85	4.32
Class B	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,016.95	1.60	8.12
Class I	1,000.00	1,022.02	0.60	3.05
CA Tax Exempt Bond Fund
Actual
Class A	$1,000.00	$1,049.70	0.85%	$4.37
Class I	1,000.00	1,050.20	0.60	3.08
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.75	0.85	4.32
Class I	1,000.00	1,022.02	0.60	3.05
High Yield Fund
Actual
Class A	$1,000.00	$1,005.70	1.15%	$5.78
Class B	1,000.00	1,002.10	1.90	9.54
Class C	1,000.00	1,002.00	1.90	9.54
Class I	1,000.00	1,009.30	0.90	4.53
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.23	1.15	5.84
Class B	1,000.00	1,015.42	1.90	9.65
Class C	1,000.00	1,015.42	1.90	9.65
Class I	1,000.00	1,020.50	0.90	4.57
Low Volatility Equity Fund
Actual
Class A	$1,000.00	$1,045.50	1.55%	$7.95
Class C	1,000.00	1,042.10	2.30	11.77
Class I	1,000.00	1,046.40	1.30	6.67
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.20	1.55	7.87
Class C	1,000.00	1,013.39	2.30	11.68
Class I	1,000.00	1,018.47	1.30	6.60
Multi-Sector Intermediate Bond Fund
Actual
Class A	$1,000.00	$1,013.50	1.11%	$5.60
Class B	1,000.00	1,008.80	1.86	9.37
Class C	1,000.00	1,009.60	1.86	9.37
Class I	1,000.00	1,014.80	0.86	4.34
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.43	1.11	5.63
Class B	1,000.00	1,015.63	1.86	9.44
Class C	1,000.00	1,015.63	1.86	9.44
Class I	1,000.00	1,020.70	0.86	4.37

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2014 to September 30, 2014

Expense Table
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period*
Senior Floating Rate Fund
Actual
Class A	$1,000.00	$1,002.30	1.19%	$5.97
Class C	1,000.00	998.50	1.94	9.72
Class I	1,000.00	1,003.60	0.94	4.72
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.03	1.19	6.04
Class C	1,000.00	1,015.22	1.94	9.85
Class I	1,000.00	1,020.30	0.94	4.77
Wealth Masters Fund
Actual
Class A	$1,000.00	$1,005.50	1.45%	$7.29
Class C	1,000.00	1,002.10	2.20	11.04
Class I	1,000.00	1,006.90	1.20	6.04
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.71	1.45	7.36
Class C	1,000.00	1,013.90	2.20	11.17
Class I	1,000.00	1,018.98	1.20	6.09

*	Expenses are equal to the relevant Funds’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays California Municipal Bond Index

The Barclays California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Barclays High Yield 2% Issuer Capped Bond Index

The Barclays High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Dow Jones Industrial Average

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Horizon Kinetics ISE Wealth Index (RCH)

Is a public index published by International Securities Exchange, LLC. The index is composed of companies with wealthy individuals in positions of influence or control who have a substantial amount of their personal wealth invested in the business. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

iShares®

Represents shares of an open-end exchange-traded fund.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

Payment-in-Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

4

KEY INVESTMENT TERMS (Continued)

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell Universe which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

S&P 100® Index

The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large-cap U.S. companies, and comprises 100 major, blue chip companies across multiple industry groups.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

S&P/LSTA Leveraged Loan Index

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing (third-party research data on the price movements of senior secured floating rate loans in the secondary loan market) to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stock holders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (NYSE).

When-issued and Forward Commitments (Delayed Delivery)

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

5

Bond Fund Fund Summary	Ticker Symbols: Class A: SAVAX Class B: SAVBX Class C: SAVCX Class I: SAVYX

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 6.18%, Class B shares returned 5.27%, Class C shares returned 5.34%, and Class I shares returned 6.35%. For the same period, the Barclays U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 3.96%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Most spread sectors outperformed U.S. Treasuries during the fiscal year. Economic growth in the U.S. improved, but the level of growth remains moderate, which is supportive of fixed income spread sectors. The economy continues to be tempered by a lack of wage growth. This, when combined with slow global growth, concern over a stronger U.S. dollar, and a lack of inflation across the globe, will likely keep the Fed from raising short-term interest rates in the immediate future. Over the fiscal year, spread sectors were supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

¢	Globally, concerns over slowing growth in China and Europe, as well as increased geopolitical risks stemming from tensions between Ukraine and Russia and the escalation of issues in the Middle East have weighed on the fixed income markets. The global markets were also unsettled over the likelihood that the Fed would raise short-term interest rates sooner than anticipated due to stronger U.S. growth.

¢	The Fed continued to taper its monthly bond purchases with the expectation that it would be ending its stimulus program during the fourth quarter of 2014. However, the Central Bank has also acknowledged that signs of weakness remain in the U.S. economy, and has indicated that short-term rates will remain low in the near term and any future decision on rates will be driven by economic data.

¢	Over the last 12 months, yields increased at the short maturity end of the U.S. Treasury curve and decreased on the long maturity end, and overall the yield curve flattened.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the fiscal year.

¢	The Fund’s allocation to the corporate high yield and corporate high quality sectors made positive contributions to performance for the fiscal year.

¢	During the fiscal year, the Fund’s allocation to the non-U.S. dollar sector and non-agency commercial mortgage- backed securities detracted from performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Corporate Bonds and Notes		54%
Financials	22%
Energy	7
Consumer Discretionary	6
All other Corporate Bonds and Notes	19
Mortgage-Backed Securities		21
Loan Agreements		8
Asset-Backed Securities		5
Foreign Government Securities		5
Preferred Stocks		3
Other (includes short-term investments)		4

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

6

Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	10 years
Class A Shares at NAV[2]	6.18%	5.63%	5.00%
Class A Shares at POP[3]	2.20	4.82	4.60
Class B Shares at NAV[2]	5.27	4.82	4.20
Class B Shares with CDSC[4]	1.27	4.82	4.20
Class C Shares at NAV[2] and with CDSC[4]	5.34	4.84	4.22
Class I Shares at NAV	6.35	5.89	5.27
Barclays U.S. Aggregate Bond Index	3.96	4.12	4.62

Fund Expense Ratios5: A Shares: Gross 1.06%, Net 0.85%; B Shares: Gross 1.81%, Net 1.60%; C Shares: Gross 1.81%, Net 1.60%; I Shares: Gross 0.81%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004, for Class A, Class B, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

CA Tax-Exempt Bond Fund Fund Summary	Ticker Symbols: Class A: CTESX Class I: CTXEX

¢	The Fund is diversified and has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 9.16% and Class I shares returned 9.36%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.96%, and the Barclays California Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 9.20%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

The municipal bond market experienced strong performance over the past 12 months, as AAA-rated tax-free interest rates declined by 37 basis points on 10-year maturities, and by over 100 basis points on 30-year maturities, according to Municipal Market Data. The result of this decline in tax-free interest rates was an increase in the principal value of tax-free municipal bonds, including the bonds in the Virtus California Tax-Exempt Bond Fund. Several factors contributed to the decline in rates over the past year:

¢	Declining U.S. Treasury bond yields driven by economic uncertainty and global tensions

¢	Reversal of flows into open-end municipal bond mutual funds after record outflows in 2013

¢	Substantial decline in the issuance of municipal bonds

Aided by these strong technical conditions, the municipal market produced a solid 9.20% return over the 12-month period as measured by the Barclays California Municipal Bond Index.

According to the Investment Company Institute (ICI), open-end municipal bond mutual funds have experienced over $15 billion of net inflows through the first nine months of 2014, following $58 billion of outflows in 2013. Riskier high yield municipal funds have been the beneficiary of much of this year’s inflows, as investor appetite for higher yields, in a declining interest rate environment, is quite strong. In addition to buyers of mutual funds, the market is experiencing strong demand for municipal bonds from other buyers such as retail investors buying individual bonds, separately managed accounts, and banks and insurance companies.

Issuance of new municipal bonds was lower by 10% through September 30, 2014, compared to the same time period in 2013. This lower issuance has been driven by, among other things, fiscal austerity on the part of municipalities, lower levels of refunding deals (after experiencing elevated levels of refundings in 2011- 2013), and a higher percentage of issuers borrowing directly from banks (thus bypassing the public debt markets). In fact, direct lending to municipalities exceeded $40 billion in 2013, which was close to 15% of the market’s municipal bond issuance for the year. This meaningful reduction in the issuance of municipal bonds, combined with a reversal in fund flows, has improved the balance of supply and demand, thereby helping bond prices to rise.

Credit fundamentals for municipal bond issuers have generally moderated across the country, although some states are faring much better than others. Revenues have been slowing at both state and local levels, mostly as a result of lower personal income tax collections. Instead of spending to address aging infrastructure, many municipalities are choosing to implement austerity measures to bring their expenses in line with revenues. While infrastructure is a growing concern among voters, there appears to be little support to meaningfully increase the funding for it. With 36 states casting ballots for new governors in the upcoming midterm elections, it is unlikely the market will see any large-scale changes in municipality spending and increased bond issuance. An issue of particular focus for credit rating agencies is pension funding levels and the ability for states to maintain sustainable budgets. Despite positive assessments for some municipalities, this has not been consistent across the board. Downgrades exceed upgrades, as pensions and other increased fixed costs continue to strain local government budgets. This is one example of why credit selection is a critical component to investing in the municipal bond market.

What factors affected the Fund’s performance during its fiscal year?

Relative portfolio performance was impacted by the exposure to short- to intermediate-term holdings, bonds with shorter call options, and higher quality issues.

Relative portfolio performance benefited from exposure to long maturity bonds, healthcare issues, lower quality issues, and zero coupon securities.

Over the past 12 months, the market’s best performers have been longer duration, lower coupon, and lower credit quality bonds as interest rates have declined and risk premiums have narrowed. While still producing positive performance, bonds will shorter maturities, lower duration, and higher coupons and credit quality have performed relatively weaker.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location. Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value. A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

CA Tax-Exempt Bond Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Tax-Exempt Municipal Bonds		100%
General Revenue	27%
General Obligation	20
Pre-Refunded	13
Water & Sewer Revenue	7
Development Revenue	6
Medical Revenue	6
Transportation Revenue	6
Other	15

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

CA Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	9.16%	4.84%	4.30%	—		—
Class A Shares at POP[3,4]	6.16	4.25	4.01	—		—
Class I Shares at NAV	9.36	5.09	—	4.73%		9/29/06
Barclays U.S. Aggregate Bond Index	3.96	4.12	4.62	4.97	[5]	—
Barclays California Municipal Bond Index	9.20	5.41	5.06	5.12	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.03%, Net 0.85%; I Shares: Gross 0.78%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004 for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

High Yield Fund Fund Summary	Ticker Symbols: Class A: PHCHX Class B: PHCCX Class C: PGHCX Class I: PHCIX

¢	The Fund is diversified and has a primary investment objective of high current income and a secondary objective of capital growth.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 7.53%, Class B shares returned 6.68%, and Class C shares returned 6.60%. Class I shares returned 7.80%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.96%, and the Barclays U.S. High-Yield 2% Issuer Capped Bond Index, the Fund‘s style-specific index appropriate for comparison, returned 7.19%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The U.S. high yield market, as measured by the Barclays High Yield 2% Issuer Capped Bond Index, delivered a 7.19% return for the fiscal year ended September 30, 2014. The streak of consecutive months of positive returns was broken at nine months as volatility increased heading into July. The last three months of the fiscal year saw rather large swings in returns as they turned decidedly negative in July, flipping back to positive in August and finally back to negative in September. The decrease in interest rates over the year helped BB-rated bonds, which tend to have a longer duration, outperform B and CCC-rated bonds. Only a handful of industries actually posted negative returns over the year compared to others such as paper, brokerages, environmental services, wirelines, tobacco, electric utility, insurance, and pipelines which posted double-digit returns.

¢	In the past, high yield investors have been rewarded during similar stages within a given credit cycle by taking on credit risk. Even though fundamentals have remained solid and defaults remain low relative to historical averages, a blind beta grab of buying any and all CCC bonds has not led to significant outperformance. This fiscal year has been dominated by the unexpected decline in interest rates, which has actually helped BBs take the crown as the high yield market’s best performing credit tier.

¢	Fundamentals remained strong as high yield issuers maintained leverage ratios below those seen right before the last increase in the default rate which happened to be a precursor for the 2008 financial crisis. On the technical side, flows were volatile over the fiscal year, starting out positive for most of the first three quarters and then turned decidedly negative during the fourth quarter. New issuance continued to be robust over the year as companies continued to take advantage of historically low interest rates. Companies have been wise to term out the debt within their capital structures with interest cost savings driving the interest coverage ratio to historical highs for the high yield universe.

What factors affected the Fund’s performance during its fiscal year?

¢	The strong performance of the high yield sector significantly contributed to the Fund’s positive return for the year.

¢	The positive contributors to the Fund’s performance during the year were the issue selection within high yield, along with some of our conscientious overweights/underweights within certain industries. The Fund benefited from strong issue selection within health care and technology, which were two of the three most overweight industries within the Fund. The Fund also made a conscious bet to be significantly underweight the metals & mining industry, which added alpha to the portfolio as it continued to underperform with weak economic data flowing out of China.

¢	The detractors from Fund performance were poor issue selection within the portfolio’s retailer exposure, as well as not having enough exposure within the pipelines industry which was a significant outperformer during the year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2014.
Corporate Bonds and Notes		79%
Consumer Discretionary	18%
Energy	11
Financials	10
Health Care	9
Materials	8
Telecommunication Services	7
Industrials	6
All other Corporate Bonds and Notes	10
Loan Agreements		16
Other (includes short-term investments)		5

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

High Yield Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	7.53%	9.23%	5.68%	—		—
Class A Shares at POP[3,4]	3.50	8.40	5.28	—		—
Class B Shares at NAV[2]	6.68	8.40	4.89	—		—
Class B Shares with CDSC[4]	2.61	8.40	4.89	—		—
Class C Shares at NAV[2] and with CDSC[4]	6.60	8.38	4.89	—		—
Class I Shares at NAV[2]	7.80	—	—	7.70%		8/8/12
Barclays U.S. Aggregate Bond Index	3.96	4.12	4.62	1.34	[5]	—
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	7.19	10.52	8.32	7.60	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.30%, Net 1.15% B Shares: Gross 2.05%, Net 1.90% C Shares: Gross 2.05%, Net 1.90% Class I: Gross 1.05% Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Low Volatility Equity Fund Fund Summary	Ticker Symbols: Class A: VLVAX Class C: VLVIX Class I: VLVCX

¢	The Fund is diversified and has an investment objective of capital appreciation with lower volatility than U.S. equity markets over a full market cycle.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 15.23%, Class C shares returned 14.47%, and Class I shares returned 15.45%. For the same period, the S&P 500® Index, a broad-based fixed equity index, and the Fund’s style-specific benchmark appropriate for comparison returned 19.73%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	In the fourth quarter of 2013, capital markets continued to experience strong performance as they had seen throughout the year. Concerns over a government shutdown eased around a federal debt deal, and the S&P 500® Index was up 10.49% during the period. The S&P 500® Index remained strong during the first nine months of 2014, briefly pulling back in January and again over the final two weeks of September. During the Fund’s fiscal year ended September 30, 2014, the S&P 500® Index was up 19.73%.

¢	Geopolitical risk was a concern throughout the year from the Russian-Ukraine tensions, concerns over the crises in Middle East (ISIS and Hamas-Israel), to the most recent protests in Hong Kong. These risks have increased the level of fear in the market and raised the concern on how they could affect corporate profits going forward.

¢	Strong U.S. economic numbers raised fears that the Fed might allow rates to rise earlier than anticipated. But, with growing concern over the eurozone’s and China’s economic growth potential, Central Banks have universally remained accommodative.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund benefited from its allocation to the larger-capitalization stocks in the S&P 500® Index. The equity portion was invested in the S&P 100® Index, which returned 20.47% over the fiscal year period ended September 30, 2014, while the S&P 500® Index returned 19.73%.

¢	One of the strategies the Fund utilizes is the selling of S&P 500® Index calls to generate income. This income is then used to purchase a negatively correlated investment, which can rise in value when the S&P 500® Index falls. This defensive investment is a call option on the futures contract of the Chicago Board of Options Exchange Volatility Index (“VIX”).

¢	The VIX index, a proxy for the 30-day implied volatility of the S&P 500® Index, averaged 13.72 during the fiscal year. Historically, the average level of the VIX, dating back to December 31, 2002, is 19.90. Although we view current levels for the VIX low on a historic basis, we also understand that these periods of low implied volatility can last for extended periods. With implied volatility at the low levels we have seen recently, the defensive allocation to VIX calls will likely continue to be a drag on performance, since the premium generated by writing S&P 500® Index calls has not fully offset this cost.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. Securities in the fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term. Selling call options may limit a fund’s opportunity to profit from the increase in price of its underlying portfolio. Buying call options risks the loss of the premium paid for those options.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Exchange Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Low Volatility Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	15.23%	13.53%		6/11/13
Class A Shares at POP[3,4]	8.61	8.49		6/11/13
Class C Shares at NAV[2] and with CDSC[4]	14.47	12.70		6/11/13
Class I Shares at NAV[2]	15.45	13.78		6/11/13
S&P 500® Index	19.73	18.37	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.10%, Net 1.55%; C Shares: Gross 2.85%, Net 2.30%; I Shares: Gross 1.85%, Net 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2015. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on June 11, 2013 (inception date of the Fund) for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Multi-Sector Intermediate Bond Fund Fund Summary	Ticker Symbols: Class A: NAMFX Class B: NBMFX Class C: NCMFX Class I: VMFIX

¢	The Fund is diversified and has an investment objective of maximizing current income while preserving capital.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 6.18%, Class B shares returned 5.40%, Class C shares returned 5.33%, and Class I shares returned 6.54%. For the same period, the Barclays U.S. Aggregate Bond Index, which is both the Fund’s broad-based and style-specific fixed income index, returned 3.96%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Most spread sectors outperformed U.S. Treasuries during the fiscal year. Economic growth in the U.S. improved, but the level of growth remains moderate, which is supportive of fixed income spread sectors. The economy continues to be tempered by a lack of wage growth. This, when combined with slow global growth, concern over a stronger U.S. dollar, and a lack of inflation across the globe, will likely keep the Fed from raising short-term interest rates in the immediate future. Over the fiscal year, spread sectors were supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

¢	Globally, concerns over slowing growth in China and Europe, as well as increased geopolitical risks stemming from tensions between Ukraine and Russia and the escalation of issues in the Middle East have weighed on the fixed income markets. The global markets were also unsettled over the likelihood that the Fed would raise short-term interest rates sooner than anticipated due to stronger U.S. growth.

¢	The Fed continued to taper its monthly bond purchases with the expectation that it would be ending its stimulus program during the fourth quarter of 2014. However, the Central Bank has also acknowledged that signs of weakness remain in the U.S. economy, and has indicated that short-term rates will remain low in the near term and any future decision on rates will be driven by economic data.

¢	Over the last 12 months, yields increased at the short maturity end of the U.S. Treasury curve and decreased on the long maturity end, and overall the yield curve flattened.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the fiscal year.

¢	Among fixed income sectors, the Fund’s allocation to corporate high yield, corporate high quality, and Yankee high quality securities were all positive contributors to performance for the fiscal year.

¢	During the fiscal year, the Fund’s allocation to the non-U.S. dollar sector detracted from performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset-backed securities and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Corporate Bonds and Notes		59%
Financials	20%
Energy	11
Consumer Discretionary	7
Industrials	6
All other Corporate Bonds and Notes	15
Loan Agreements		14
Foreign Government Securities		10
Mortgage-Backed Securities		9
Other (includes short-term investments)		8

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Multi-Sector Intermediate Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	6.18%	8.03%	6.22%	—		—
Class A Shares at POP[3,4]	2.19	7.21	5.82	—		—
Class B Shares at NAV[2]	5.40	7.20	5.42	—		—
Class B Shares with CDSC[4]	1.43	7.20	5.42	—		—
Class C Shares at NAV[2] and with CDSC[4]	5.33	7.23	5.44	—		—
Class I Shares at NAV	6.54	—	—	8.34%		10/1/09
Barclays U.S. Aggregate Bond Index	3.96	4.12	4.62	4.04	[5]	—

Fund Expense Ratios6: A Shares: 1.09%, B Shares: 1.84%, C Shares: 1.84%, I Shares: 0.84%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I Shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Senior Floating Rate Fund Fund Summary	Ticker Symbols: Class A: PSFRX Class C: PFSRX Class I: PSFIX

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 3.08%, Class C shares returned 2.20%, and Class I shares returned 3.23%. For the same period, the Barclays U.S. Aggregate Bond Index, a fixed income index, returned 3.96%, and the S&P/LSTA Leveraged Loan Index, the Fund’s style-specific benchmark, returned 3.85%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The U.S. leveraged loan market, represented by the S&P/LSTA Leveraged Loan Index, returned 3.85% for the fiscal year ended September 30, 2014. Returns were positive through the first three quarters of the fiscal year but turned negative in the fourth quarter due to weakening technical factors as a result of retail fund outflows and rising net supply due to increased mergers and acquisitions (M&A) issuance. After 21 consecutive monthly inflows, retail fund flows turned negative in April and have experienced six consecutive months of outflows as investor concern over rising interest rates receded as a primary focus with the unexpected rally in U.S. Treasury rates during the first nine months of 2014.

¢	Bank loans have performed well on a relative basis over the past year despite retail fund outflows, as institutional demand has picked up and mostly replaced the decline in retail demand. In fact, collateralized loan obligation (CLO) issuance has reached a new annual record in calendar year 2014. Fundamentals in the bank loan market remain strong as defaults, by number of issuers, declined to 0.64% as of the end of September, a two-and-a-half year low and well below the 1.78% level from one year ago and the long-term average of 3.0%.
¢	Within the bank loan market, the lower quality credit rating tiers outperformed over the past year due to very liquid capital markets, strong fundamentals, and strong demand from CLOs. Specifically, distressed, CCC/split-CCC, not rated, and single-B loans outperformed the index while BB loans underperformed the index.

What factors affected the Fund’s performance during its fiscal year?

¢	The positive return of the U.S. leveraged loan market contributed to the Fund’s positive return during the year.

¢	Overall, positive issue selection and industry allocation in the Fund relative to the index benefited performance. Specifically, issue selection within the service, retail, and food and tobacco industries helped the Fund’s performance. Issue selection within the utility, diversified media, and energy industries detracted from performance. Remaining nearly fully invested, as well as the Fund’s out-of-index sector allocation to high yield, which is part of its liquidity strategy, also made a positive contribution to performance.

¢	Overall, a modest overweight to higher quality tiers with an underweight to the lower quality distressed credit tier detracted from Fund performance relative to the index. Issue selection in the split BB and CCC credit tiers contributed positively to performance relative to the index while selection in the single-B and not rated credit tiers detracted from Fund performance relative to the index.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded. Certain securities may be difficult to sell at a time and price beneficial to the fund.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Loan Agreements		92%
Consumer Discretionary	28%
Health Care	14
Information Technology	12
Industrials	11
Materials	6
All other Loan Agreements	21
Corporate Bonds and Notes		7
Other		1

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Senior Floating Rate Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	3.08%	5.62%	5.59%		1/31/08
Class A Shares at POP[3,4]	0.24	5.03	5.15		1/31/08
Class C Shares at NAV[2] and with CDSC[4]	2.20	4.84	4.82		1/31/08
Class I Shares at NAV	3.23	5.89	5.85		1/31/08
Barclays U.S. Aggregate Bond Index	3.96	4.12	4.48	[5]	—
S&P/LSTA Leveraged Loan Index	3.85	6.47	5.89	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.22%, Net 1.20%; C Shares: Gross 1.97%, Net 1.95%; I Shares: Gross 0.97%, Net 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Includes leverage expenses and does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on January 31, 2008 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Wealth Masters Fund Fund Summary	Ticker Symbols: Class A: VWMAX Class C: VWMCX Class I: VWMIX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 10.67%, Class C shares returned 9.90%, and Class I shares returned 10.96%. For the same period, the S&P 500® Index, a broad-based equity index, and the Fund’s style-specific benchmark, returned 19.73%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

During the 12-month fiscal period, the broader equity markets appreciated considerably, with the S&P 500® Index returning 19.73%. However, while valuations expanded, the operating results of S&P 500 constituents did not necessarily improve.

For the 20 largest, non-financial companies in the S&P 500® Index, revenues for the most recent fiscal year increased 1.3%, on average from the prior fiscal year. If Google is removed from the list, that average drops to 0.4%. With little revenue expansion, and in the wake of cutbacks (and possible underinvestment) during and after the financial crisis, one must wonder whether the largest companies have the potential for the scale of revenue growth or margin expansion necessary to deliver satisfactory returns going forward. For the largest companies, even growth by acquisition becomes challenging, given the size of the acquisition necessary to materially impact revenues or earnings for mega-cap corporations.

Nevertheless, during the Fund’s fiscal year, the S&P 500® Index returned 19.73% compared to only 3.93% for the Russell 2000® Index. Assets flowed in step with performance of the indexes, out of products tracking the small cap index and into products tracking the S&P 500® Index.

What factors affected the Fund’s performance during its fiscal year?

The Fund is designed to track the Horizon Kinetics ISE Wealth Index (the “Wealth Index”). The Wealth

Index is composed of publicly-listed companies owned and operated by the wealthiest, most successful investors, business executives, and entrepreneurs in the United States (“owner-operators”). The Fund allows investors to readily leverage the business acumen of the highly skilled individuals represented in the Wealth Index.

The Fund’s underperformance relative to the benchmark is explained, in part, by the outperformance of large-cap stocks relative to small-cap stocks described above. The constituents of the Wealth Index tend to be in the small- to mid-cap range, which underperformed larger cap stocks during the fiscal year. Though the constituents of the Wealth Index tend to be poorly represented in indexes, many were caught in the orbit of small-cap outflows, and experienced stock price pressure as a result.

The main criteria for inclusion in the Wealth Index are that the companies must have a wealthy individual in a decision-making role and that individual must also own a significant vested interest in the common equity of the company. Owner-operator management is considered to be a predictive attribute for long-term outperformance. Accordingly, the underperformance in the last fiscal year is expected to be temporary in nature.

The Wealth Index is rebalanced quarterly and uses an equal-weighting methodology. Sector representation is a by-product of the index inclusion criteria. In general, the Wealth Index tends to be overweight consumer discretionary stocks relative to the benchmark, as owner-operators, while present in all sectors, are most frequently found at the helm of consumer discretionary companies. In the last fiscal year, the Index (and therefore the Fund) was overweight the consumer discretionary sector, which detracted from relative performance. Stock representation within the financial sector also detracted from relative performance.

At the stock level, the five largest contributors to relative performance (and their owner-operators) were Forest Laboratories, Inc. (Carl Icahn), Amkor Technology, Inc. (James Kim), American Railcar Industries, Inc. (Carl Icahn), Akorn, Inc. (John Kapoor), and Liberty Ventures (John Malone).

The five largest detractors from relative performance were Rackspace Hosting, Inc. (Graham Weston), Central European Media Enterprises Ltd. (Ronald Lauder), Sears Holdings Corporation (Edward Lampert), Sears Hometown & Outlet Stores, Inc. (Edward Lampert), and Ocwen Financial Corporation (William Erbey).

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Consumer Discretionary	33%
Financials	17
Information Technology	13
Industrials	9
Energy	6
Materials	5
Consumer Staples	5
Other (includes Short-Term investments and securities lending collateral)	12

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The performance of the Fund and its index may vary somewhat due to factors such as fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Wealth Masters Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	10.67%	20.53%		9/5/12
Class A Shares at POP[3,4]	4.31	17.13		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	9.90	19.63		9/5/12
Class I Shares at NAV[2]	10.96	20.82		9/5/12
S&P 500® Index	19.73	20.42	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.50%, Net 1.45%; C Shares: Gross 2.25%, Net 2.20%; I Shares: Gross 1.25%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.4%
U.S. Treasury Note
0.375%, 4/30/16	$500		$500
0.500%, 6/30/16	600		600
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $1,100)			1,100

MUNICIPAL BONDS—0.4%

Georgia—0.3%
Rockdale County Water & Sewerage Authority Revenue Taxable 3.060%, 7/1/24	255		252

Michigan—0.1%
City of Flat Rock Finance Authority Series A, Taxable 6.750%, 10/1/16	50		52
TOTAL MUNICIPAL BONDS (Identified Cost $306)			304

FOREIGN GOVERNMENT SECURITIES—4.8%
Argentine Republic Series NY, 8.280%, 12/31/33(5)	245		212
Bolivarian Republic of Venezuela
RegS 8.250%, 10/13/24(4)	125		80
7.650%, 4/21/25	185		115
Commonwealth of Australia Series 130, 4.750%, 6/15/16	90	AUD	82
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	120	NZD	95
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	270		268
Mongolia 144A 5.125%, 12/5/22(3)	200		179
New South Wales, Australia Treasury Corp., Series 17 5.500%, 3/1/17	190	AUD	177
Republic of Chile 5.500%, 8/5/20	84,000	CLP	148
Republic of Colombia 4.375%, 3/21/23	490,000	COP	208
Republic of Croatia 144A 6.375%, 3/24/21(3)	280		305
Republic of El Salvador 144A 6.375%, 1/18/27(3)	155		156
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	1,745,000	IDR	150
Series FR63, 5.625%, 5/15/23	1,478,000	IDR	101
Republic of Peru GDN 144A 7.840%, 8/12/20(3)	575	PEN	227
Republic of Philippines 4.950%, 1/15/21	6,000	PHP	140
Republic of Romania 144A 4.875%, 1/22/24(3)	210		223

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of Uruguay 4.375%, 12/15/28(6)	4,400	UYU	$250
United Mexican States Series M, 6.000%, 6/18/15	6,990	MXN	531
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $3,969)			3,647

MORTGAGE-BACKED SECURITIES—21.3%

Agency—7.0%
FHLMC
7.000%, 4/1/16	$2		2
5.000%, 12/1/35	44		49
FNMA
6.500%, 6/1/16	19		20
6.000%, 7/1/17	13		13
5.500%, 9/1/17	26		28
5.000%, 4/1/20	112		120
5.000%, 8/1/21	35		37
6.000%, 5/1/29	45		51
6.500%, 5/1/30	2		2
7.500%, 3/1/31	41		49
7.000%, 7/1/31	29		33
7.000%, 9/1/31	42		49
6.500%, 3/1/32	34		39
5.500%, 4/1/36	74		82
5.500%, 9/1/36	254		284
6.000%, 9/1/37	29		33
6.000%, 1/1/38	58		67
6.000%, 2/1/38	52		59
6.000%, 3/1/38	263		299
6.000%, 7/1/38	713		816
6.000%, 8/1/38	105		121
6.000%, 8/1/38	286		323
6.000%, 8/1/38	465		529
6.000%, 8/1/38	26		29
5.000%, 6/1/39	863		957
5.000%, 9/1/39	230		254
5.500%, 9/1/39	449		504
4.500%, 9/1/40	347		380
GNMA
8.500%, 11/15/22	—	(12)	—	(12)
6.500%, 9/15/28	54		61
7.500%, 9/15/29	72		83

			5,373

Non-Agency—14.3%
A-10 Securitization LLC 13-1, B 144A 4.120%, 11/15/25(3)	260		259
A-10 Term Asset Financing LLC 14-1, A1 144A 1.720%, 4/15/33(3)	250		250
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	205		209
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 05-2, B 5.298%, 7/10/43(2)	440		448

	PAR VALUE	VALUE
Non-Agency—continued
Banc of America Funding Corp. 04-B, 2A1 5.429%, 11/20/34(2)	$121	$120
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	162	168
Banc of America Mortgage Securities, Inc. 05-3, 1A15 5.500%, 4/25/35	154	161
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust 04-6, 1A2 2.458%, 5/25/34(2)	386	387
Bayview Commercial Asset Trust 08-1, A2A 144A 1.155%, 1/25/38(2)(3)	153	152
BCAP LLC Trust 06-RR1, PE 5.000%, 11/25/36	457	466
Citigroup Commercial Mortgage Trust 07-6, A4 5.899%, 12/10/49(2)	350	384
Extended Stay America Trust 13-ESH7, A27 144A 2.958%, 12/5/31(3)	270	272
Goldman Sachs Mortgage Securities Trust II 07-GG10, A4 5.991%, 8/10/45(2)	862	941
Greenwich Capital Commercial Funding Corp. 07-GG9, A4 5.444%, 3/10/39	145	156
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-PW13, AM 5.582%, 9/11/41(2)	385	411
07-T28, A3 5.793%, 9/11/42	679	678
07- PW15, AM 5.363%, 2/11/44	250	260
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 03-S11, 3A5 5.950%, 11/25/33	244	260
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2 144A 4.311%, 8/5/32(3)	400	432
06-LDP7, AM 6.058%, 4/15/45(2)	475	510
JPMorgan Chase Mortgage Trust
04-A4, 2A1 2.351%, 9/25/34(2)	320	326
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	184	190
Morgan Stanley Capital I Trust
07-T27, A4 5.831%, 6/11/42(2)	565	621
05-IQ10, A4B 5.284%, 9/15/42(2)	855	885
08-T29, A4 6.455%, 1/11/43(2)	650	733

See Notes to Financial Statements

21

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
07-IQ14, A4 5.692%, 4/15/49(2)	$300	$326
07-IQ14, AM 5.869%, 4/15/49(2)	190	199
Motel 6 Trust 12-MTL6 D 144A 3.781%, 10/5/25(3)	270	270
New Residential Mortgage Loan Trust 14-1A, A 144A 3.750%, 1/25/54(2)(3)	94	97
Residential Funding Mortgage Securities I, Inc. 05-S9, A9 5.500%, 12/25/35	175	174
Sequoia Mortgage Trust 14-2, A1 144A 4.000%, 7/25/44(2)(3)	216	223

		10,968
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $15,848)		16,341

ASSET-BACKED SECURITIES—4.8%
American Home 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	195	195
Avis Budget Rental Car Funding LLC (AESOP) 12-3A, A 144A 2.100%, 3/20/19(3)	375	375
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates 05-1 AF5A 5.374%, 7/25/35(2)	317	316
Centre Point Funding LLC 12-2A, 1 144A 2.610%, 8/20/21(3)	312	310
Drug Royalty LP II 14-1, A2 144A 3.484%, 7/15/23(3)	245	245
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	152	151
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	171	174
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	184	189
Orange Lake Timeshare Trust 12-AA, A 144A 3.450%, 3/10/27(3)	91	94
Santander Drive Auto Receivables Trust
12-2, D 3.870%, 2/15/18	500	518
13-1, D 2.270%, 1/15/19	215	216
Sierra Timeshare Receivables Funding LLC 12-3A, A 144A 1.870%, 8/20/29(3)	194	196
Silverleaf Finance XV LLC 12-D, A144A 3.000%, 3/17/25(3)	106	107
TAL Advantage V LLC 13-1A A 144A 2.830%, 2/22/38(3)	253	249

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Tidewater Auto Receivables Trust 12-AA, B 144A 2.430%, 4/15/19(3)	$215	$218
Westgate Resorts LLC 12-2A, A 144A 3.000%, 1/20/25(3)	133	134
TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,651)		3,687

CORPORATE BONDS AND NOTES—54.3%

Consumer Discretionary—6.6%
Boyd Gaming Corp. 9.000%, 7/1/20	200	211
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(3)	215	224
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	100	78
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(3)	70	61
CCO Holdings LLC 5.250%, 9/30/22	80	79
Chrysler Group LLC 8.250%, 6/15/21	205	224
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	175	182
Columbus International, Inc. 144A 7.375%, 3/30/21(3)	200	209
Guitar Center, Inc. 144A 9.625%, 4/15/20(3)	35	27
iHeartCommunications, Inc.
10.000%, 1/15/18	35	29
144A 9.000%, 9/15/22(3)	65	65
Intelsat Jackson Holdings SA 5.500%, 8/1/23	185	177
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	210	214
JC Penney Corp., Inc. 8.125%, 10/1/19	40	39
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	260	276
Meritor, Inc. 6.750%, 6/15/21	170	178
MHGE Parent LLC 144A 8.500%, 8/1/19(3)	120	114
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	155	158
Numericable Group SA 144A 6.000%, 5/15/22(3)	200	202
Penn National Gaming, Inc. 5.875%, 11/1/21	110	102
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	175	184
QVC, Inc. 4.375%, 3/15/23	265	264

	PAR VALUE	VALUE
Consumer Discretionary—continued
Scientific Games International, Inc. 144A 6.625%, 5/15/21(3)	$160	$134
Seminole Hard Rock Entertainment, Inc. 144A 5.875%, 5/15/21(3)	65	63
Signet UK Finance plc 4.700%, 6/15/24	210	212
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(3)	235	229
Station Casinos LLC 7.500%, 3/1/21	230	241
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(3)	265	260
Toll Brothers Finance Corp. 6.750%, 11/1/19	180	202
United Artists Theatre Circuit, Inc. Series BD-1 9.300%, 7/1/15(7)(8)	5	5
Viking Cruises Ltd. 144A 8.500%, 10/15/22(3)	160	175
Wyndham Worldwide Corp. 5.625%, 3/1/21	235	261

		5,079

Consumer Staples—1.1%
Elizabeth Arden, Inc. 7.375%, 3/15/21	100	89
Flowers Foods, Inc. 4.375%, 4/1/22	275	291
Ingles Markets, Inc. 5.750%, 6/15/23	170	172
Reynolds American, Inc. 3.250%, 11/1/22	295	285

		837

Energy—6.5%
Atlas Energy Holdings Operating Co. LLC 144A 7.750%, 1/15/21(3)	60	59
California Resources Corp. 144A 6.000%, 11/15/24(3)	135	139
Calumet Specialty Products Partners LP 144A 6.500%, 4/15/21(3)	150	143
CHC Helicopter SA 9.250%, 10/15/20	144	154
CITGO Petroleum Corp. 144A 6.250%, 8/15/22(3)	80	83
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	177
CONSOL Energy, Inc. 144A 5.875%, 4/15/22(3)	105	104
Denbury Resources, Inc. 5.500%, 5/1/22	160	159
El Paso Pipeline Partners Operating Co. LLC 7.500%, 11/15/40	245	312

See Notes to Financial Statements

22

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Energy—continued
Endeavor Energy Resources LP 144A 7.000%, 8/15/21(3)	$85		$88
Energy XXI Gulf Coast, Inc. 144A 6.875%, 3/15/24(3)	210		198
EnQuest plc 144A 7.000%, 4/15/22(3)	200		189
FTS International, Inc. 144A 6.250%, 5/1/22(3)	60		59
Gulfport Energy Corp. 144A 7.750%, 11/1/20(3)	30		31
Linn Energy LLC 6.500%, 9/15/21	95		93
Lukoil OAO International Finance BV 144A 4.563%, 4/24/23(3)	275		247
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	50		52
NGL Energy Partners LP (NGL Energy Finance Corp.) 144A 5.125%, 7/15/19(3)	85		84
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(11)	285		247
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	200		203
Petrobras International Finance Co. 5.375%, 1/27/21	515		520
Petroleos Mexicanos
3.500%, 1/30/23	355		341
144A 4.875%, 1/18/24(3)	65		68
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	220		221
Rosetta Resources, Inc. 5.875%, 6/1/24	160		157
Transocean, Inc. 3.800%, 10/15/22	180		165
Weatherford International Ltd. 4.500%, 4/15/22	310		323
Williams Cos., Inc. (The)
3.700%, 1/15/23	200		189
4.550%, 6/24/24	170		169

			4,974

Financials—21.9%
Aircastle Ltd.
4.625%, 12/15/18	10		10
6.250%, 12/1/19	225		238
5.125%, 3/15/21	95		94
Akbank TAS 144A 7.500%, 2/5/18(3)	375	TRY	147
Allstate Corp. (The) 5.750%, 8/15/53(2)(10)	310		330
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	240		248
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	190		191
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	240		256

	PAR VALUE		VALUE
Financials—continued
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	$275		$272
Banco Inbursa SA Institucion de Banca Multiple 144A 4.125%, 6/6/24(3)	160		155
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(2)(3)	300		325
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	415	BRL	162
Banco Santander Chile 144A 3.875%, 9/20/22(3)	450		443
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)	300		332
Bancolombia S.A. 5.125%, 9/11/22	260		261
Bank of America Corp. 5.625%, 7/1/20	235		266
Bank of Baroda 144A 4.875%, 7/23/19(3)	200		211
Bank of India 144A 3.250%, 4/18/18(3)	265		268
Barclays Bank plc 144A 6.050%, 12/4/17(3)	250		278
Braskem Finance Ltd. 6.450%, 2/3/24	200		208
CareTrust Partnership LP 144A 5.875%, 6/1/21(3)	130		131
Carlyle Holdings Finance LLC 144A 3.875%, 2/1/23(3)	270		277
CCO Holdings LLC (CCO Holdings Capital Corp.) 5.250%, 3/15/21	75		74
Chubb Corp. (The) 6.375%, 3/29/67(2)	250		274
Corporate Office Properties LP 3.600%, 5/15/23	265		254
Developers Diversified Realty Corp.
7.875%, 9/1/20	155		193
3.500%, 1/15/21	130		131
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	290		274
Digital Realty Trust LP 5.250%, 3/15/21	165		179
Excel Trust LP 4.625%, 5/15/24	85		86
First Cash Financial Services, Inc. 6.750%, 4/1/21	100		104
Ford Motor Credit Co. LLC 5.750%, 2/1/21	235		267
General Electric Capital Corp. 4.650%, 10/17/21	95		105
General Motors Financial Co., Inc. 4.750%, 8/15/17	220		232
Genworth Holdings, Inc. 4.900%, 8/15/23	320		330

	PAR VALUE	VALUE
Financials—continued
GLP Capital LP (GLP Financing II, Inc.)
4.375%, 11/1/18	$9	$9
4.875%, 11/1/20	145	148
5.375%, 11/1/23	5	5
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	500	569
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(9)(10)	310	333
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	15	15
6.000%, 8/1/20	80	82
5.875%, 2/1/22	150	150
ICICI Bank Ltd. 144A 4.800%, 5/22/19(3)	200	212
Intesa San Paolo SpA 3.125%, 1/15/16	215	220
iStar Financial, Inc. 5.000%, 7/1/19	90	87
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(3)	295	288
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	215	233
Leucadia National Corp. 5.500%, 10/18/23	150	157
Level 3 Financing, Inc. 7.000%, 6/1/20	160	169
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(3)	245	250
Lincoln National Corp. 4.200%, 3/15/22	250	264
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(3)	15	17
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)	210	238
Morgan Stanley
5.550%, 4/27/17	330	361
4.100%, 5/22/23	155	155
6.375%, 7/24/42	435	543
Series H, 5.450%, 12/29/49(2)	25	25
MPT Operating Partnership LP 5.500%, 5/1/24	55	56
Nationstar Mortgage LLC
6.500%, 8/1/18	115	115
6.500%, 7/1/21	125	120
Navient Corp. (SLM Corp.) 5.500%, 1/25/23	200	192
Nordea Bank AB 144A 4.250%, 9/21/22(3)	265	273
Onex York Acquisition Corp. 144A 8.500%, 10/1/22(3)	90	90
PennantPark Investment Corp. 4.500%, 10/1/19	165	166
PKO Finance AB 144A 4.630%, 9/26/22(3)(11)	255	265
Prudential Financial, Inc.
5.875%, 9/15/42(2)	190	201
5.625%, 6/15/43(2)(10)	280	292

See Notes to Financial Statements

23

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Schaeffler Holding Finance BV PIK Interest Capitalization, 144A 6.875%, 8/15/18(3)(13)	$200	$209
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	160	161
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	305	301
UBS AG 7.625%, 8/17/22	500	581
Ventas Realty LP (Ventas Capital Corp.) 3.250%, 8/15/22	250	243
Voya Financial, Inc. (f.k.a. ING (U.S.), Inc.) 5.650%, 5/15/53(2)	210	212
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(11)	300	300
Walter Investment Management Corp. 144A 7.875%, 12/15/21(3)	210	208
WP Carey, Inc. 4.600%, 4/1/24	160	165
XL Group plc Series E, 6.500%, 12/29/49(2)	240	230
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(3)	270	256

		16,772

Health Care—3.0%
Acadia Healthcare Co.,Inc. 5.125%, 7/1/22	65	64
Capsugel SA 144A 7.000%, 5/15/19(3)	35	35
Cardinal Health, Inc. 3.200%, 3/15/23	130	127
Catamaran Corp. 4.750%, 3/15/21	120	116
Community Health Systems, Inc. (CHS)
144A 5.125%, 8/1/21(3)	45	45
144A 6.875%, 2/1/22(3)	25	26
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	120	109
Forest Laboratories, Inc. 144A 4.875%, 2/15/21(3)	160	171
HCA, Inc. 6.500%, 2/15/20	160	175
IASIS Healthcare LLC 8.375%, 5/15/19	80	84
LifePoint Hospitals, Inc. 5.500%, 12/1/21	80	81
Mallinckrodt International Finance S.A. 144A 5.750%, 8/1/22(3)	60	61
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(3)	115	116
Mylan, Inc. 144A 3.125%, 1/15/23(3)	325	311

	PAR VALUE		VALUE
Health Care—continued
Owens & Minor, Inc. 3.875%, 9/15/21	$35		$35
Select Medical Corp. 6.375%, 6/1/21	205		206
Tenet Healthcare Corp.
144A 5.500%, 3/1/19(3)	80		81
4.500%, 4/1/21	160		157
8.125%, 4/1/22	220		242
Valeant Pharmaceuticals International, Inc. Escrow Corp. 144A 7.500%, 7/15/21(3)	25		27

			2,269

Industrials—4.8%
AAR Corp. 7.250%, 1/15/22	190		205
ADT Corp.(The) 6.250%, 10/15/21	260		270
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(3)	160		172
Air Canada
144A 6.750%, 10/1/19(3)	260		275
Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	97		99
Bombardier, Inc.
144A 4.750%, 4/15/19(3)	155		155
144A 6.125%, 1/15/23(3)	235		236
Carpenter Technology Corp. 4.450%, 3/1/23	250		257
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	370		411
00-1, A1 8.048%, 11/1/20	420		483
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	70		71
Delta Air Lines Pass-Through-Trust 12-1, A 4.750%, 5/7/20	309		335
Masco Corp. 5.950%, 3/15/22	145		158
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	188		204
Odebrecht Finance Ltd. 144A 8.250%, 4/25/18(3)	320	BRL	118
Spirit AeroSystems, Inc. 144A 5.250%, 3/15/22(3)	45		45
TransDigm, Inc. 144A 6.000%, 7/15/22(3)	160		158

			3,652

Information Technology—1.6%
Ceridian LLC (Comdata, Inc.) 144A 8.125%, 11/15/17(3)	5		5
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	270		275

	PAR VALUE	VALUE
Information Technology—continued
First Data Corp.
144A 8.250%, 1/15/21(3)	$45	$48
11.750%, 8/15/21	338	393
PIK Interest Capitalization, 144A 8.750%, 1/15/22(3)(13)	135	144
Infinity Acquisition LLC (Infinity Acquisition Finance Corp.) 144A 7.250%, 8/1/22(3)	120	116
Infor Software Parent LLC PIK Interest Capitalization, 144A 7.125%, 5/1/21(3)(13)	40	40
Interactive Data Corp. 144A 5.875%, 4/15/19(3)	120	118
QualityTech LP (QTS Finance Corp.) 144A 5.875%, 8/1/22(3)	15	15
Sanmina Corp. 144A 4.375%, 6/1/19(3)	5	5
Sungard Availability Services Capital, Inc. 144A 8.750%, 4/1/22(3)	85	64

		1,223

Materials—4.4%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	310	321
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(3)	160	158
Cemex SAB de CV 144A 7.250%, 1/15/21(3)	265	281
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	95	95
Gerdau Holdings, Inc.
144A 7.000%, 1/20/20(3)	100	112
144A 4.750%, 4/15/23(3)	315	301
Hexion U.S. Finance Corp.
8.875%, 2/1/18	130	133
6.625%, 4/15/20	130	131
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	375	364
NewMarket Corp. 4.100%, 12/15/22	288	289
Rayonier AM Products, Inc. 144A 5.500%, 6/1/24(3)	100	95
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	140	149
Tronox Finance LLC 6.375%, 8/15/20	160	162
United States Steel Corp. 6.875%, 4/1/21	265	284
Vale Overseas Ltd. 4.375%, 1/11/22	330	332
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	115	132

		3,339

See Notes to Financial Statements

24

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services—2.7%
AT&T, Inc. 3.875%, 8/15/21	$425	$446
Cincinnati Bell, Inc. 8.375%, 10/15/20	210	223
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	215	220
Frontier Communications Corp. 6.250%, 9/15/21	90	90
Koninklijke KPN NV 144A 7.000%, 3/28/73(2)(3)(10)	210	218
Millicom International Cellular SA 144A 6.625%, 10/15/21(3)	200	208
Telefonica Emisiones SAU 4.570%, 4/27/23	225	235
Wind Acquisition Finance S.A. 144A 4.750%, 7/15/20(3)	200	193
Windstream Corp. 7.750%, 10/15/20	200	211

		2,044

Utilities—1.7%
Abu Dhabi National Energy Co. 144A 2.500%, 1/12/18(3)	270	272
Electricite de France SA 144A 5.250%(2)(3)(9)(10)	280	285
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(3)	210	214
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(3)	250	266
RJS Power Holdings LLC 144A 5.125%, 7/15/19(3)	90	89
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	200	205

		1,331
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $41,240)		41,520

CONVERTIBLE BOND—0.4%
General Electric Capital Corp. Series A 7.125%, 12/15/49(2)	290	336
TOTAL CONVERTIBLE BOND (Identified Cost $290)		336

LOAN AGREEMENTS(2)—8.3%

Consumer Discretionary—1.7%
Brickman Group Ltd. LLC (The) Second Lien, 0.000%, 12/17/21(14)	78	77
Caesars Entertainment Operating Co., Inc. Tranche B-7, 9.750%, 1/28/18	50	47

	PAR VALUE	VALUE
Consumer Discretionary—continued
Caesars Growth Properties Holdings LLC Tranche B, First Lien 6.250%, 5/8/21	$61	$58
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	109	111
Charter Communications Operating LLC Tranche G, 4.250%, 9/10/21	37	37
Clear Channel Communications, Inc. Tranche D, 6.904%, 1/30/19	150	144
Delta 2 (Lux) S.A.R.L. Second Lien, 0.000%, 7/29/22(14)	88	88
Key Safety Systems, Inc. 4.750%, 8/29/21	78	78
Marina District Finance Co., Inc. 6.750%, 8/15/18	119	119
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	213	217
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	113	115
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	202	199

		1,290

Consumer Staples—0.6%
Albertson’s Holdings LLC Tranche B-4 4.500%, 8/25/21	102	102
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	177	182
Rite Aid Corp.
Tranche 1, Second Lien, 5.750%, 8/21/20	14	14
Tranche 2, 4.875%, 6/21/21	145	144

		442

Energy—1.0%
Arch Coal, Inc. 6.250%, 5/16/18	160	147
Chief Exploration & Development LLC Second Lien 7.500%, 5/16/21	117	117
Drillships Financing Holding, Inc. 5.500%, 7/25/21	100	97
Fieldwood Energy LLC Second Lien, 8.375%, 9/30/20	159	160
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	94	93
Templar Energy LLC Second Lien, 8.500%, 11/25/20	156	151

		765

	PAR VALUE	VALUE
Financials—0.4%
Altisource Solutions S.A R.L. Tranche B, 4.500%, 12/9/20	$119	$113
Asurion LLC Second Lien, 8.500%, 3/3/21	120	122
Capital Automotive LP Second Lien, 6.000%, 4/30/20	71	72

		307

Health Care—1.3%
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	63	63
Second Lien, 11.000%, 1/2/19	56	57
CRC Health Corp. Tranche B, First Lien, 5.250%, 3/29/21	37	37
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	159	159
InVentiv Health, Inc. Tranche B-4 7.750%, 5/15/18	110	109
MMM Holdings, Inc. 9.750%, 12/12/17	57	57
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	41	41
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	74	74
Regional Care, Inc. (RCHP, Inc.) First Lien, 6.000%, 4/23/19	71	71
Surgery Center Holdings, Inc.
First Lien, 6.000%, 4/11/19	110	110
Second Lien, 9.750%, 4/10/20	90	90
0.000%, 7/24/20(14)	21	21
0.000%, 7/23/21(14)	63	62
United Surgical Partners Tranche B 4.750%, 4/3/19	79	79

		1,030

Industrials—1.0%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	25	25
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	189	186
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	57	58
Harland Clarke Holdings Corp.
Tranche B-3, 7.000%, 5/22/18	71	72
Tranche B-4, 6.000%, 8/4/19	31	32
International Equipment Solutions Global B.V. 6.750%, 8/16/19	89	89
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) Second Lien, 8.250%, 10/26/20	120	120

See Notes to Financial Statements

25

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Industrials—continued
Navistar, Inc. Tranche B, 5.750%, 8/17/17	$149		$150

			732

Information Technology—1.5%
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	109		109
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	4		4
Blue Coat Systems, Inc. Second Lien, 9.500%, 6/26/20	293		293
First Data Corp. 3.655%, 3/23/18	300		295
Infinity Acquisition Ltd. 4.250%, 8/6/21	77		75
Kronos, Inc. Second Lien, 9.750%, 4/30/20	110		113
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	108		108
RP Crown Parent LLC Second Lien, 11.250%, 12/21/19	80		77
Sungard Availability Services Capital, Inc. Tranche B, 6.000%, 3/29/19	105		98

			1,172

Materials—0.7%
Berlin Packaging LLC S.À R.L. 0.000%, 9/23/22(14)	11		11
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	279		274
Houghton International, Inc. Holding Corp. Second Lien, 9.500%, 12/21/20	110		111
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	151		148

			544

Utilities—0.1%
Atlantic Power LP 4.750%, 2/24/21	35		35
ExGen Renewables I LLC 5.250%, 2/6/21	40		40

			75
TOTAL LOAN AGREEMENTS (Identified Cost $6,398)			6,357

	SHARES
PREFERRED STOCKS—2.8%

Energy—0.3%
PTT Exploration & Production PCL, 144A, 4.875%(2)(3)	200	(15)	202

	SHARES		VALUE
Financials—2.5%
Citigroup, Inc. Series J, 7.125%	8,000		$214
General Electric Capital Corp. Series C, 5.250%(2)	300	(15)	300
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	160	(15)	162
JPMorgan Chase & Co. Series V, 5.000%(2)	315	(15)	307
Series Q, 5.150%(2)	255	(15)	243
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	215	(15)	204
Wells Fargo & Co. Series K, 7.980%(2)	230	(15)	252
Zions Bancorp, 6.950%	8,800		233

			1,915
TOTAL PREFERRED STOCKS (Identified Cost $2,148)			2,117
TOTAL LONG-TERM INVESTMENTS—98.5%
(Identified Cost $74,950)			75,409	(16)

SHORT-TERM INVESTMENT—1.0%

Money Market Mutual Fund—1.0%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	795,612		796
TOTAL SHORT-TERM INVESTMENT (Identified Cost $796)			796
TOTAL INVESTMENTS—99.5% (Identified Cost $75,746)			76,205	(1)
Other assets and liabilities, net—0.5%			414

NET ASSETS—100.0%			$76,619

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2014.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $25,130 or 32.8% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Security in default.
(6)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(7)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.
(8)	Illiquid security.
(9)	No contractual maturity date.
(10)	Interest payments may be deferred.
(11)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(12)	Amounts are less than $500 (not reported in 000s).
(13)	100% of the income received was in cash.
(14)	This loan will settle after September 30, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(15)	Value shown as par value.
(16)	A portion of the Fund’s assets have been segregated as collateral for delayed delivery settlements.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TRY	Turkish Lira
UYU	Uruguayan Peso

Country Weightings (Unaudited)†
United States	72%
Luxembourg	3
Brazil	2
Canada	2
Chile	2
Mexico	2
Cayman Islands	1
Other	16
Total	100%
† % of total investments as of September 30, 2014

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

26

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$3,687	$—	$3,687	$—
Convertible Bond	336	—	336	—
Corporate Bonds	41,520	—	41,515	5
Foreign Government Securities	3,647	—	3,647	—
Loan Agreements	6,357	—	6,357	—
Mortgage-Backed Securities	16,341	—	16,341	—
Municipal Bonds	304	—	304	—
U.S. Government Securities	1,100	—	1,100	—
Equity Securities:
Preferred Stocks	2,117	448	1,669	—
Short-Term Investment	796	796	—	—

Total Investments	$76,205	$1,244	$74,956	$5

There were no transfers between Level 1 and Level 2 for the period.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds
Investments in Securities
Balance as of September 30, 2013:	$10	(e)
Accrued discount/(premium)	—	(c)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(d)	—	(c)(d)
Purchases	—
Sales(b)	(5)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2014	$5	(e)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount less than $500.
(d)	Included in the related net change in unrealized appreciation/(depreciation) in the Statements of Operations. There was no change in unrealized appreciation/(depreciation) during the period on investments still held as of September 30, 2014.
(e)	Includes internally fair valued security. See the last paragraph under “Note 2A Security Valuation” for a description of the valuation process in place and a qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

27

VIRTUS CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL TAX-EXEMPT BONDS(3)—97.8%

Development Revenue—6.1%
Hercules Redevelopment Agency, Tax-Allocation (AMBAC Insured) 5.000%, 8/1/29	$500	$492
San Diego Redevelopment Agency Center City,
Tax Allocation Series B (AMBAC Insured) 5.350%, 9/1/24	500	502
Tax Allocation Series A (AMBAC Insured) 4.750%, 9/1/30	500	512
Santa Clara Redevelopment Agency, Bayshore North Project (NATL Insured) 5.000%, 6/1/22	500	502

		2,008

General Obligation—19.8%
Brea Olinda Unified School District, Series A (NATL Insured) 6.000%, 8/1/15	150	157
Cajon Valley Union School District Union School District 5.000%, 8/1/31	250	287
Contra Costa Community College District,
4.000%, 8/1/28	45	48
Election of 2006 5.000%, 8/1/38	200	227
Los Alamitos Unified School District, School Facilities Improvement District1, 2008 Election – Series E 5.250%, 8/1/39	250	282
Los Angeles Unified School District, Series A-1 (NATL Insured) 4.500%, 1/1/28	440	477
Placer Union High School District, (AGM Insured) 0.000%, 8/1/32	1,500	722
Rancho Santiago Community College District, 2002 Election Series C (AGM Insured) 0.000%, 9/1/27	1,100	687
Riverside Unified School District, Series C (AGM Insured) 5.000%, 8/1/32	275	305
Ross Valley School District, 2010 Election Series B 5.000%, 8/1/37	350	388
San Diego Community College District, Election of 2006 5.000%, 8/1/43	100	114
San Diego Unified School District, 1998 Election, Series C2 (AGM Insured) 5.500%, 7/1/25	225	290
San Jose Evergreen Community College District University & College Improvement, Election of 2010 Series A 5.000%, 8/1/41	400	446

	PAR VALUE	VALUE
General Obligation—continued
Sequoia Union High School District, 4.000%, 7/1/26	$250	$276
State of California,
5.500%, 3/1/26	250	287
(AMBAC Insured) 5.000%, 2/1/27	290	357
5.000%, 9/1/32	300	340
5.000%, 12/1/37	275	301
6.000%, 4/1/38	250	297
5.000%, 2/1/43	250	278

		6,566

General Revenue—26.4%
Anaheim Public Financing Authority, Series C (AGM Insured) 6.000%, 9/1/16	1,435	1,541
City of Pomona, Certificates of Participation, (AMBAC Insured) 5.500%, 6/1/28	700	716
Contra Costa Transportation Authority, Series B 5.000%, 3/1/29	220	259
Golden State Tobacco Securitization Corp.,
Enhanced Asset, Series A 5.000%, 6/1/29	350	391
Series A-1 5.125%, 6/1/47	950	696
Imperial County Local Transportation Authority, Series E 4.000%, 6/1/20	300	325
Los Angeles County Public Works Financing Authority, Series A (AGM Insured) 5.500%, 10/1/18	60	65
North City West School Facilities Financing Authority, Series B (AMBAC Insured) 5.250%, 9/1/19	750	857
Sacramento Area Flood Control Agency,
Consolidated Capital Assessment District (BHAC Insured) 5.500%, 10/1/28	250	287
Consolidated Capital Assessment District 5.000%, 10/1/37	500	552
South Bay Regional Public Communications Authority, Hawthorne Projects, Series B (ACA Insured) 4.750%, 1/1/31	435	441
State of California Public Works Board,
Department of General Services, Buildings 8&9 6.125%, 4/1/29	500	589
Capital Projects, Series G-1 5.750%, 10/1/30	550	639
Department of Forestry & Fire Protection, Series E 5.000%, 11/1/32	500	548

	PAR VALUE	VALUE
General Revenue—continued
Ventura County Public Financing Authority, Series A 5.000%, 11/1/25	$250	$299
Virgin Islands Public Finance Authority Series A 5.000%, 10/1/34	500	544

		8,749

Higher Education Revenue—5.3%
California Educational Facilities Authority, Pomona College, Series A 5.000%, 7/1/45	500	513
California State University, Series A 5.250%, 11/1/38	435	492
University of California, Series D (NATL Insured) 5.000%, 5/15/28	710	765

		1,770

Medical Revenue—6.0%
California Health Facilities Financing Authority,
Cedars-Sinai Medical Center, 5.000%, 11/15/34	400	416
Kaiser Permanente, Series A 5.250%, 4/1/39	400	414
California Statewide Communities Development Authority,
Sutter Health, Series B, (AMBAC Insured) 5.000%, 11/15/38	205	217
St. Joseph Health System, (FGIC Insured) 5.750%, 7/1/47	350	387
San Benito Health Care District, (CA MTG Insured) 4.000%, 3/1/18	140	151
State Health Facilities Financing Authority Lucille Salter Packard Children Hospital at Sanford, Series A 5.000%, 8/15/43	100	112
University of California, Regents Medical, Series A (NATL Insured) 4.750%, 5/15/31	300	306

		2,003

Natural Gas Revenue—2.2%
Roseville Natural Gas Financing Authority,
5.000%, 2/15/24	450	512
5.000%, 2/15/27	195	221

		733

Power Revenue—6.4%
Imperial Irrigation District, Series B 5.000%, 11/1/36	200	220
Northern California Power Agency, Hydroelectric Project No 1 5.000%, 7/1/32	200	222

See Notes to Financial Statements

28

VIRTUS CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Power Revenue—continued
Sacramento Municipal Utility District, Cosumnes Project (NATL Insured) 4.750%, 7/1/26	$500	$530
Series X 5.000%, 8/15/26	350	405
Series B 5.000%, 8/15/29	150	177
Series A 5.000%, 8/15/37	250	284
Southern California Public Power Authority, Windy Project Series 1, 5.000%, 7/1/28	250	294

		2,132

Pre-Refunded—12.4%
Bay Area Toll Authority, Series F-1 (Pre-refunded 4/1/19 @100) 5.125%, 4/1/39	400	473
California Health Facilities Financing Authority,
Providence Health & Services, Series C (Pre-refunded 10/1/18 @100) 6.500%, 10/1/38	200	245
California Infrastructure & Economic Development Bank, Bay Area Toll Bridges (Pre-refunded 7/1/26 @100) (AMBAC Insured) 5.125%, 7/1/37	755	973
City of Stockton, O’Connors Woods Project, Series A (Pre-refunded 9/20/17 @ 100) (GNMA Collateralized) 5.600%, 3/20/28	165	166
East Bay Municipal Utility District Water System, Sub-Series A – Unrefunded Portion (Pre-refunded 6/15/15 @ 100) (NATL Insured) 5.000%, 6/1/15	290	299
Los Angeles Unified School District, 2002 Election Series C (Pre-refunded 7/1/17 @100)(AGM Insured) 5.000%, 7/1/24	300	336
Northern California Power Agency, Series A (Pre-refunded 7/1/21 @ 100) (AMBAC Insured) 7.500%, 7/1/23	195	251
Riverside County Single Family, Series A (GNMA Collateralized) 7.800%, 5/1/21(2)	1,000	1,358

		4,101

Transportation Revenue—5.9%
Bay Area Toll Authority, Series F-1 5.000%, 4/1/34	350	397
City of Long Beach Airport, Series A 5.000%, 6/1/30	200	215
San Diego County Regional Airport Authority,
Subordinate Series A 5.000%, 7/1/40	250	270
Series B 5.000%, 7/1/40	500	540

	PAR VALUE	VALUE
Transportation Revenue—continued
San Diego Unified Port District, Series A 5.000%, 9/1/28	$200	$227
San Francisco City & County Airports Community-San Francisco International Airport, 2nd Series B 5.000%, 5/1/43	150	167
San Francisco Municipal Transportation Agency, 5.000%, 3/1/31	125	145

		1,961

Water & Sewer Revenue—7.3%
California State Department of Water Resources, Central Valley Projects Series AE 5.000%, 12/1/28	35	40
City of Manteca Water Revenue, 5.000%, 7/1/27	300	340
City of Oakland Sewer Revenue, Series A 5.000%, 6/15/29	200	235
East Bay Municipal Utility District Water System Revenue Sub-Series A (NATL Insured) 5.000%, 6/1/35	110	113
Ross Valley Public Financing Authority, Sanitary District #1, (AGM Insured) 5.000%, 10/1/33	225	257
Sacramento County Sanitation Districts Financing Authority Series A 5.000%, 12/1/35	250	291
San Diego County Water Authority, 5.000%, 5/1/31	250	294
Santa Margarita-Dana Point Authority, Water Districts Improvements, Districts 2,3,4, Series A 5.125%, 8/1/38	630	686
Silicon Valley Clean Water, Sewer Improvement 5.000%, 2/1/34	150	172

		2,428
TOTAL MUNICIPAL TAX-EXEMPT BONDS (Identified Cost $30,217)		32,451
TOTAL LONG-TERM INVESTMENTS—97.8%
(Identified Cost $30,217)		32,451
TOTAL INVESTMENTS—97.8% (Identified Cost $30,217)		32,451	(1)
Other assets and liabilities, net—2.2%		731

NET ASSETS—100.0%		$33,182

Abbreviations:

ACA	American Capital Access Financial Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Company
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Escrowed to maturity.
(3)	At September 30, 2014, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets is as follows: California 97.8%. At September 30, 2014 43.3% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: NATL10.1%, AGM 12.7%, and AMBAC 16.7%.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Tax-Exempt Bonds	$32,451	$32,451

Total Investments	$32,451	$32,451

There are no Level 1 (quoted Prices) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

29

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—1.5%

Non-Agency—1.5%
Banc of America Alternative Loan Trust 07-2, 2A4 5.750%, 6/25/37	$221	$174
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000%, 8/25/35	161	160
Goldman Sachs Mortgage Pass-Through-Securities Mortgage Loan Trust 05-RP1, 1A3 144A 8.000%, 1/25/35(3)	202	214
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(3)	261	269
Residential Accredit Loans, Inc. 05-QS1, A5 5.500%, 1/25/35	193	195
Residential Asset Securities Corp. 01-KS2, AI5 7.514%, 6/25/31(2)	230	232
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $1,221)		1,244

ASSET-BACKED SECURITIES—0.8%
CarNow Auto Receivables Trust 14-1A, E 144A 5.530%, 1/15/20(3)	300	299
LEAF Receivables Funding 9 LLC 13-1, E1 144A 6.000%, 9/15/21(3)	270	276
Terwin Mortgage Trust 04-15AL, A1 144A 5.665%, 7/25/34(2)(3)	118	115
TOTAL ASSET-BACKED SECURITIES (Identified Cost $677)		690

CORPORATE BONDS AND NOTES—79.7%

Consumer Discretionary—18.5%
Anna Merger Sub, Inc. 144A 7.750%, 10/1/22(3)	235	237
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(3)	340	326
Boyd Gaming Corp. 9.000%, 7/1/20	500	527
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(3)	385	401
144A 6.125%, 7/1/22(3)	35	35
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	500	389
Caesars Entertainment Resort Properties LLC
144A 8.000%, 10/1/20(3)	235	233
144A 11.000%, 10/1/21(3)	410	386
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(3)	260	228
CCO Holdings LLC (CCO Holdings Capital Corp.) 6.500%, 4/30/21	415	434

	PAR VALUE	VALUE
Consumer Discretionary—continued
Cequel Communications Holdings I LLC 144A 6.375%, 9/15/20(3)	$650	$672
Chrysler Group LLC 8.250%, 6/15/21	380	416
Churchill Downs, Inc. 144A 5.375%, 12/15/21(3)	300	301
Clear Channel Worldwide Holdings, Inc.
Series B 7.625%, 3/15/20	990	1,032
Series A 7.625%, 3/15/20	130	135
Columbus International, Inc. 144A 7.375%, 3/30/21(3)	245	256
DISH DBS Corp. 5.000%, 3/15/23	640	616
Guitar Center, Inc. 144A 9.625%, 4/15/20(3)	90	69
Hilton Worldwide Finance LLC 144A 5.625%, 10/15/21(3)	440	454
iHeartCommunications, Inc.
10.000%, 1/15/18	280	236
144A 9.000%, 9/15/22(3)	195	194
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	390	397
JC Penney Corp., Inc. 8.125%, 10/1/19	70	69
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	355	377
Meritor, Inc. 6.750%, 6/15/21	445	465
MGM Resorts International 6.750%, 10/1/20	545	582
MHGE Parent LLC 144A 8.500%, 8/1/19(3)	265	251
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	450	460
Numericable Group SA
144A 6.000%, 5/15/22(3)	200	202
144A 6.250%, 5/15/24(3)	200	200
Penn National Gaming, Inc. 5.875%, 11/1/21	140	130
Pinnacle Entertainment, Inc.
7.500%, 4/15/21	250	261
6.375%, 8/1/21	250	263
Playa Resorts Holding B.V. 144A 8.000%, 8/15/20(3)	200	210
Quiksilver Wholesale, Inc. 10.000%, 8/1/20	200	120
Scientific Games International, Inc. 144A 6.625%, 5/15/21(3)	270	226
Sinclair Television Group, Inc. 5.375%, 4/1/21	560	554
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(3)	430	413
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(3)	365	356

	PAR VALUE		VALUE
Consumer Discretionary—continued
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(3)	$475		$465
United Artists Theatre Circuit, Inc.
Series 95-A 9.300%, 7/1/15(5)(6)	57		58
Series BD-1 9.300%, 7/1/15(5)(6)	65		65
Series AW-0 9.300%, 7/1/15(5)(6)	—	(10)	—	(10)
Series BE-9 9.300%, 7/1/15(5)(6)	2		2
Viking Cruises Ltd. 144A 8.500%, 10/15/22(3)	260		284
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	250		259
WMG Acquisition Corp.
144A 5.625%, 4/15/22(3)	250		251
144A 6.750%, 4/15/22(3)	250		241
Wynn Macau Ltd. 144A 5.250%, 10/15/21(3)	295		286

			15,024

Consumer Staples—3.1%
Elizabeth Arden, Inc. 7.375%, 3/15/21	165		147
Ingles Markets, Inc. 5.750%, 6/15/23	550		554
Post Holdings, Inc. 6.000%, 12/15/22(3)	250		230
Rite Aid Corp. 6.750%, 6/15/21	250		257
Roundy’s Supermarkets, Inc. 144A 10.250%, 12/15/20(3)	250		233
Spectrum Brands Escrow Corp. 6.375%, 11/15/20	385		403
SUPERVALU, Inc. 6.750%, 6/1/21	300		297
Vector Group Ltd. 7.750%, 2/15/21	300		317
Whitewave Foods Co. (The) 5.375%, 10/1/22	95		96

			2,534

Energy—11.4%
Atlas Energy Holdings Operating Co. LLC 144A 7.750%, 1/15/21(3)	95		94
BreitBurn Energy Partners 7.875%, 4/15/22	360		366
California Resources Corp.
144A 5.500%, 9/15/21(3)	95		97
144A 6.000%, 11/15/24(3)	95		98
Calumet Specialty Products Partners LP 144A 6.500%, 4/15/21(3)	445		425
Carrizo Oil & Gas, Inc. 7.500%, 9/15/20	50		52
CHC Helicopter SA 9.250%, 10/15/20	252		270

See Notes to Financial Statements

30

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
CITGO Petroleum Corp. 144A 6.250%, 8/15/22(3)	$180	$188
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	235	208
CONSOL Energy, Inc. 144A 5.875%, 4/15/22(3)	260	257
Denbury Resources, Inc. 5.500%, 5/1/22	285	283
Endeavor Energy Resources LP 144A 7.000%, 8/15/21(3)	110	114
Energy Transfer Equity LP 5.875%, 1/15/24	345	354
Energy XXI Gulf Coast, Inc. 7.500%, 12/15/21	500	493
EnQuest plc 144A 7.000%, 4/15/22(3)	250	236
EP Energy LLC 9.375%, 5/1/20	215	235
EV Energy Partners LP 8.000%, 4/15/19	125	130
Exterran Partners LP 144A 6.000%, 10/1/22(3)	355	347
Forest Oil Corp. 7.250%, 6/15/19	329	311
FTS International, Inc. 144A 6.250%, 5/1/22(3)	190	188
Gulfmark Offshore, Inc. 6.375%, 3/15/22	400	388
Gulfport Energy Corp. 144A 7.750%, 11/1/20(3)	45	47
Halcon Resources Corp. 8.875%, 5/15/21	390	386
Laredo Petroleum, Inc. 5.625%, 1/15/22	350	345
Linn Energy LLC (Linn Energy Finance Corp.) 7.750%, 2/1/21	490	496
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	375	389
NGL Energy Partners LP (NGL Energy Finance Corp.) 144A 5.125%, 7/15/19(3)	160	157
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	234	242
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	360	366
Parker Drilling Co. (The) 7.500%, 8/1/20	275	289
QEP Resources, Inc. 6.875%, 3/1/21	185	202
Regency Energy Partners LP 5.875%, 3/1/22	390	409
Rosetta Resources, Inc. 5.875%, 6/1/22	280	280
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	285	294
Tullow Oil plc 144A 6.000%, 11/1/20(3)	270	271

		9,307

	PAR VALUE	VALUE
Financials—9.9%
Aircastle Ltd. 5.125%, 3/15/21	$470	$465
Caixa Economica Federal 144A 7.250%, 7/23/24(2)(3)	220	221
CareTrust Partnership LP 144A 5.875%, 6/1/21(3)	250	251
CNL Lifestyle Properties, Inc. 7.250%, 4/15/19	500	516
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	250	247
DuPont Fabros Technology LP 5.875%, 9/15/21	305	314
First Cash Financial Services, Inc. 6.750%, 4/1/21	205	214
General Motors Financial Co., Inc. 6.750%, 6/1/18	205	229
GLP Capital LP (GLP Financing II, Inc.)
4.375%, 11/1/18	10	10
4.875%, 11/1/20	205	209
5.375%, 11/1/23	5	5
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.) 6.000%, 8/1/20	150	154
5.875%, 2/1/22	250	249
iStar Financial, Inc.
4.875%, 7/1/18	335	327
5.000%, 7/1/19	195	189
Landry’s Holdings II, Inc. 144A 10.250%, 1/1/18(3)	175	181
Level 3 Financing, Inc.
7.000%, 6/1/20	200	212
144A 6.125%, 1/15/21(3)	250	258
MPT Operating Partnership LP 5.500%, 5/1/24	100	102
Nationstar Mortgage LLC
6.500%, 8/1/18	215	216
6.500%, 7/1/21	610	584
Navient Corp.
(SLM Corp.) 4.875%, 6/17/19	75	75
(SLM Corp.) 5.500%, 1/25/23	240	231
Onex York Acquisition Corp. 144A 8.500%, 10/1/22(3)	160	160
Sabra Health Care LP 5.500%, 2/1/21	180	183
Springleaf Finance Corp. 6.500%, 9/15/17	300	316
Sprint Capital Corp. 6.900%, 5/1/19	265	280
Ukreximbank Via Biz Finance plc RegS 8.375%, 4/27/15(4)(7)	100	85
UPCB Finance Ltd. Series V 144A 7.250%, 11/15/21(3)	250	269
Voya Financial, Inc. ( f.k.a. ING (U.S.), Inc.) 5.650%, 5/15/53(2)	570	576

	PAR VALUE	VALUE
Financials—continued
Walter Investment Management Corp. 144A 7.875%, 12/15/21(3)	$410	$406
WideOpenWest Finance LLC 10.250%, 7/15/19	265	288

		8,022

Health Care—9.5%
Acadia Healthcare Co.,Inc. 5.125%, 7/1/22	105	103
Alere, Inc. 6.500%, 6/15/20	415	416
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(3)(11)	65	65
Catamaran Corp. 4.750%, 3/15/21	325	313
Community Health Systems, Inc. (CHS)
144A 5.125%, 8/1/21(3)	535	536
144A 6.875%, 2/1/22(3)	320	335
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	265	242
DaVita Healthcare Partners, Inc. 5.125%, 7/15/24	230	226
Endo Finance LLC 144A 5.375%, 1/15/23(3)	265	254
Envision Healthcare Corp. 144A 5.125%, 7/1/22(3)	250	247
HCA, Inc.
6.500%, 2/15/20	775	848
7.500%, 2/15/22	415	468
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	130	135
LifePoint Hospitals, Inc. 5.500%, 12/1/21	155	158
Mallinckrodt International Finance S.A. 144A 5.750%, 8/1/22(3)	105	107
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(3)	445	450
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20	350	367
Salix Pharmaceuticals Ltd. 144A 6.000%, 1/15/21(3)	80	87
Select Medical Corp. 6.375%, 6/1/21	400	402
Tenet Healthcare Corp.
144A 5.500%, 3/1/19(3)	210	212
6.000%, 10/1/20	310	329
4.500%, 4/1/21	230	225
8.125%, 4/1/22	635	698
Valeant Pharmaceuticals International, Inc. Escrow Corp.
144A 6.750%, 8/15/18(3)	155	164
144A 7.250%, 7/15/22(3)	300	318

		7,705

See Notes to Financial Statements

31

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—6.3%
AAR Corp. 7.250%, 1/15/22	$285	$308
ADS Waste Holdings, Inc. 8.250%, 10/1/20	250	262
ADT Corp.(The) 6.250%, 10/15/21	620	643
AECOM Technology Corp. 144A 5.750%, 10/15/22(3)	140	142
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(3)	300	322
Air Canada 144A 6.750%, 10/1/19(3)	310	328
Ashtead Capital, Inc. 144A 5.625%, 10/1/24(3)	260	263
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	500	503
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	90	92
Dycom Investments, Inc. 7.125%, 1/15/21	250	265
Garda World Security Corp. 144A 7.250%, 11/15/21(3)	300	300
Harland Clarke Holdings Corp. 144A 9.250%, 3/1/21(3)	350	356
Iron Mountain, Inc. 5.750%, 8/15/24	215	212
Rexel SA 144A 5.250%, 6/15/20(3)	335	338
Spirit AeroSystems, Inc. 144A 5.250%, 3/15/22(3)	140	140
TransDigm, Inc. 144A 6.000%, 7/15/22(3)	440	435
United Rentals, Inc. 5.750%, 11/15/24	215	218

		5,127

Information Technology—3.4%
Alcatel-Lucent USA, Inc. 144A 6.750%, 11/15/20(3)	335	343
Avaya, Inc. 144A 7.000%, 4/1/19(3)	250	244
Ceridian LLC (Comdata, Inc.) 144A 8.125%, 11/15/17(3)	10	10
CommScope, Inc. 144A 5.000%, 6/15/21(3)	140	138
First Data Corp. 11.750%, 8/15/21	718	835
Infinity Acquisition LLC (Infinity Acquisition Finance Corp.) 144A 7.250%, 8/1/22(3)	220	213
Infor Software Parent LLC PIK Interest Capitalization, 144A 7.125%, 5/1/21(3)(11)	255	254
Interactive Data Corp. 144A 5.875%, 4/15/19(3)	360	355
QualityTech LP (QTS Finance Corp.) 144A 5.875%, 8/1/22(3)	25	25

	PAR VALUE	VALUE
Information Technology—continued
Sanmina Corp. 144A 4.375%, 6/1/19(3)	$80	$79
Sophia Holding Finance LP PIK Interest Capitalization, 144A 9.625%, 12/1/18(3)(11)	165	167
Sungard Availability Services Capital, Inc. 144A 8.750%, 4/1/22(3)	180	135

		2,798

Materials—8.0%
Ardagh Packaging Finance plc
144A 6.250%, 1/31/19(3)	295	293
144A 9.125%, 10/15/20(3)	275	298
144A 6.750%, 1/31/21(3)	295	296
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(3)	215	212
Cascades, Inc. 5.500%, 7/15/22(3)	940	915
Cemex SAB de CV
144A 9.500%, 6/15/18(3)	225	252
144A 7.250%, 1/15/21(3)	245	260
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	190	189
FMG Resources Property Ltd. 144A 8.250%, 11/1/19(3)	280	290
Hexion U.S. Finance Corp. 6.625%, 4/15/20	215	217
INEOS Finance plc 144A 7.500%, 5/1/20(3)	220	235
INEOS Group Holdings SA
144A 6.125%, 8/15/18(3)	235	235
144A 5.875%, 2/15/19(3)	340	336
Rayonier AM Products, Inc. 144A 5.500%, 6/1/24(3)	140	134
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	665	707
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	500	520
7.750%, 7/15/17(3)	250	269
Tronox Finance LLC 6.375%, 8/15/20	230	232
United States Steel Corp. 6.875%, 4/1/21	340	364
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	200	230

		6,484

Telecommunication Services—7.4%
CenturyLink, Inc. Series V 5.625%, 4/1/20	550	569
Cogent Communications Finance, Inc. 144A 5.625%, 4/15/21(3)	250	247
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	310	321
Frontier Communications Corp.
8.500%, 4/15/20	335	373
6.250%, 9/15/21	160	159

	PAR VALUE	VALUE
Telecommunication Services—continued
MetroPCS Wireless, Inc. 6.625%, 11/15/20	$310	$320
Millicom International Cellular SA 144A 6.625%, 10/15/21(3)	225	235
RCN Telecom Services LLC 144A 8.500%, 8/15/20(3)	500	512
SBA Communications Corp. 4.875%, 7/15/22(3)	250	241
Sprint Capital Corp. 6.875%, 11/15/28	260	250
Sprint Communications, Inc. 6.000%, 11/15/22	170	165
Sprint Corp.
144A 7.250%, 9/15/21(3)	330	344
144A 7.875%, 9/15/23(3)	270	287
T-Mobile USA, Inc.
6.250%, 4/1/21	490	497
6.125%, 1/15/22	230	232
6.836%, 4/28/23	210	217
6.500%, 1/15/24	235	238
Vimpel Communications OJSC 144A 7.748%, 2/2/21(3)(7)	220	228
Wind Acquisition Finance S.A. 144A 4.750%, 7/15/20(3)	220	213
Windstream Corp. 7.750%, 10/1/21	340	364

		6,012

Utilities—2.2%
AmeriGas Partners LP 7.000%, 5/20/22	200	210
Calpine Corp.
144A 6.000%, 1/15/22(3)	35	37
5.375%, 1/15/23	250	243
NRG Energy, Inc.
7.875%, 5/15/21	210	227
144A 6.250%, 7/15/22(3)	250	258
RJS Power Holdings LLC 144A 5.125%, 7/15/19(3)	375	373
Texas Competitive Electric Holdings Co. LLC 144A 11.500%, 10/1/20(3)(12)	500	421

		1,769
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $64,674)		64,782

LOAN AGREEMENTS(2)—16.5%

Consumer Discretionary—3.7%
Aristocrat International Ltd. Tranche B, 0.000%, 9/29/21(8)	285	283
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	248	246
Caesars Entertainment Operating Co., Inc. Tranche B-7, 9.750%, 1/28/18	166	157

See Notes to Financial Statements

32

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	$142	$145
Clear Channel Communications, Inc. Tranche D, 6.904%, 1/30/19	614	589
Delta 2 (Lux) S.A.R.L. Second Lien, 6.750%, 7/29/22(8)	171	171
Granite Broadcasting Corp. Tranche B, First Lien 6.750%, 5/23/18	110	110
Marina District Finance Co., Inc. 6.750%, 8/15/18	164	164
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	334	339
Progrexion 5.500%, 9/24/20(8)	250	250
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	200	199
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	332	326

		2,979

Consumer Staples—0.7%
Albertson’s Holdings LLC Tranche B-4 4.500%, 8/25/21	165	164
Crossmark Holdings, Inc. Second Lien, 8.750%, 12/21/20	190	189
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	261	268

		621

Energy—2.1%
Arch Coal, Inc. 6.250%, 5/16/18	175	160
Chief Exploration & Development LLC Second Lien 7.500%, 5/16/21	183	183
Drillships Financing Holding, Inc. 5.500%, 7/25/21	137	133
Fieldwood Energy LLC Second Lien, 8.375%, 9/30/20	285	287
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	159	158
Quicksilver Resources, Inc. Second Lien, 7.000%, 6/21/19	202	184
Sabine Oil & Gas LLC Second Lien, 8.750%, 12/31/18	285	286

	PAR VALUE	VALUE
Energy—continued
Templar Energy LLC Second Lien, 8.500%, 11/25/20	$355	$345

		1,736

Financials—0.4%
Asurion LLC Second Lien, 8.500%, 3/3/21	295	299

Health Care—2.6%
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	292	290
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	153	153
Second Lien, 11.000%, 1/2/19	86	87
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	429	430
InVentiv Health, Inc. Tranche B-4 7.750%, 5/15/18	119	119
MMM Holdings, Inc. 9.750%, 12/12/17	90	90
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	65	65
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	195	195
PharMEDium Healthcare Corp. Second Lien, 7.750%, 1/28/22	76	75
Regional Care, Inc. (RCHP, Inc.) First Lien, 6.000%, 4/23/19	173	173
Surgery Center Holdings, Inc.
Second Lien, 9.750%, 4/10/20	275	276
0.000%, 7/24/20(8)	32	32
0.000%, 7/23/21(8)	103	102

		2,087

Industrials—1.8%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	59	60
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	136	139
DynCorp International, Inc. 4.500%, 7/7/16	128	127
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	310	311
International Equipment Solutions Global B.V. 6.750%, 8/16/19	312	312

	PAR VALUE	VALUE
Industrials—continued
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) Second Lien, 8.250%, 10/26/20	$220	$221
Sedgwick, Inc. Second Lien 5.750%, 2/28/22(8)	290	284

		1,454

Information Technology—3.7%
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	193	192
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	324	324
Blue Coat Systems, Inc. Second Lien, 9.500%, 6/26/20	445	445
Deltek, Inc. Second Lien, 10.000%, 10/10/19	268	272
Evergreen Skills Lux S.A.R.L. Second Lien, 7.750%, 4/28/22	252	244
IPC Systems, Inc. First Lien, 6.000%, 11/8/20	171	171
Kronos, Inc. Second Lien, 9.750%, 4/30/20	380	393
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	435	436
RP Crown Parent LLC Second Lien, 11.250%, 12/21/19	415	397
Sungard Availability Services Capital, Inc. Tranche B, 6.000%, 3/29/19	179	166

		3,040

Materials—1.0%
Berlin Packaging LLC 0.000%, 9/23/22(8)	24	24
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 12.250%, 11/15/14(12)	413	414
Houghton International, Inc. Holding Corp. Second Lien, 9.500%, 12/21/20	370	374

		812

Telecommunication Services—0.5%
Integra Telecom Holdings, Inc. Second Lien, 9.750%, 2/21/20	126	126
Securus Technologies Holdings, Inc. Second Lien, 9.000%, 4/30/21	285	284

		410
TOTAL LOAN AGREEMENTS (Identified Cost $13,468)		13,438

See Notes to Financial Statements

33

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCKS—1.6%

Financials—1.6%
Ally Financial, Inc. Series A, 8.500%(2)	11,530		$311
Citigroup, Inc. Series J, 7.125%	20,000		535
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	225	(9)	228
JPMorgan Chase & Co. Series V, 5.000%(2)	220	(9)	$214
TOTAL PREFERRED STOCKS (Identified Cost $1,291)			1,288
TOTAL LONG-TERM INVESTMENTS—100.1%
(Identified Cost $81,331)			81,442	(13)

SHORT-TERM INVESTMENT—0.5%

Money Market Mutual Fund—0.5%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	389,613		390
TOTAL SHORT-TERM INVESTMENT (Identified Cost $390)			390
TOTAL INVESTMENTS—100.6% (Identified Cost $81,721)			81,832	(1)
Other assets and liabilities, net—(0.6)%			(526)

NET ASSETS—100.0%			$81,306

Abbreviation:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2014.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $31,972 or 39.3% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(6)	Illiquid security.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after September 30, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Amounts are less than $500 (not reported in 000s).
(11)	100% of the income received was in cash.
(12)	Security in default, interest payments are being received during the bankruptcy proceedings.
(13)	A portion of the Fund’s assets have been segregated as collateral for delayed delivery settlements.

Country Weightings (Unaudited)†
United States	83%
Canada	5
Luxembourg	3
Austria	1
France	1
Ireland	1
United Kingdom	1
Other	5
Total	100%
† % of total investments as of September 30, 2014

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

34

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$690	$—	$690	$—
Corporate Bonds and Notes	64,782	—	64,657	125
Loan Agreements	13,438	—	13,438	—
Mortgage-Backed Securities	1,244	—	1,244	—
Equity Securities:
Preferred Stocks	1,288	846	442	—
Short-Term Investment	390	390	—	—

Total Investments	$81,832	$1,236	$80,471	$125

There were no transfers between Level 1 and Level 2 for the period.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds and Notes
Investments in Securities
Balance as of September 30, 2013:	$243	(d)
Accrued discount/(premium)	2
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(c)	(6)
Purchases	—
Sales(b)	(114)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2014	$125	(d)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation/(depreciation) in the Statements of Operations. The change in unrealized appreciation/(depreciation) on investments still held on September 30, 2014, was $1.
(d)	Includes internally fair valued security. See the last paragraph under “Note 2A Security Valuation” for a description of the valuation process in place and a qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

35

VIRTUS LOW VOLATILITY EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE

EXCHANGE-TRADED FUNDS—97.0%
iShares S&P 100 Index Fund(3)(4)	25,484	$2,246
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,915)		2,246

PURCHASED OPTIONS—0.1%

Call Options—0.1%
CBOE Volatility Index expiration 10/22/14 strike price $18(2)	19	2
TOTAL PURCHASED OPTIONS (Premiums Paid $2)		2
TOTAL LONG-TERM INVESTMENTS—97.1%
(Identified Cost $1,917)		2,248	(1)

SHORT-TERM INVESTMENTS—1.2%

Money Market Mutual Funds—1.2%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.080%)	27,862	28
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $28)		28
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—98.3%
(Identified Cost $1,945)		2,276	(1)

	SHARES	VALUE

WRITTEN OPTIONS—0.0%

Call Options—0.0%
S&P 500® Index expiration 10/18/14 strike price $2,085(2)	11	$	(—	)(5)
TOTAL WRITTEN OPTIONS (Premiums Received $1)			(—	)(5)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—98.3% (Identified Cost $1,944)			2,276	(1)
Other assets and liabilities, net—1.7%			39

NET ASSETS—100.0%			$2,315

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion segregated as collateral for written options.
(4)	The Fund is a public fund and the prospectus and the annual report are publicly available.
(5)	Amount less than $500.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014		Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$2,246		$2,246
Purchased Options	2		2
Short-Term Investments	28		28

Total Investments before Written Options	2,276		2,276

Written Options	(—	)(5)	(—	)(5)

Total Investments Net of Written Options	$2,276		$2,276

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

36

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—0.3%

Kentucky—0.1%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	$327		$340

Michigan—0.0%
Tobacco Settlement Finance Authority Taxable Series 06-A, 7.309%, 6/1/34	145		124

Texas—0.1%
City of Houston Airport System Revenue United Airlines, Inc., Terminal E Project 4.750%, 7/1/24	200		210

Virginia—0.1%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	335		245
TOTAL MUNICIPAL BONDS (Identified Cost $987)			919

FOREIGN GOVERNMENT SECURITIES—9.7%
Argentine Republic
Series X, 7.000%, 4/17/17	575		516
8.750%, 5/7/24	405		367
Series NY, 8.280%, 12/31/33(14)	2,762		2,389
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(4)	510		363
RegS 8.250%, 10/13/24(4)	1,110		713
7.650%, 4/21/25	1,500		930
9.250%, 9/15/27	360		251
9.375%, 1/13/34	2,145		1,432
Commonwealth of Australia Series 130, 4.750%, 6/15/16	1,220	AUD	1,107
Commonwealth of New Zealand
Series 415, 6.000%, 4/15/15	2,010	NZD	1,590
Series 1217, 6.000%, 12/15/17	625	NZD	518
Federative Republic of Brazil 8.500%, 1/5/24	4,990	BRL	1,845
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	1,030		1,023
Mongolia
144A 4.125%, 1/5/18(3)	450		428
144A 5.125%, 12/5/22(3)	825		738
New South Wales, Australia Treasury Corp., Series 17 5.500%, 3/1/17	610	AUD	568

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Provincia de Neuquen, Argentina 144A 7.875%, 4/26/21(3)	$515		$511
Republic of Chile 5.500%, 8/5/20	474,000	CLP	836
Republic of Colombia
12.000%, 10/22/15	925,000	COP	488
Treasury Note, Series B, 11.250%, 10/24/18	865,000	COP	510
4.375%, 3/21/23	1,867,000	COP	794
Republic of Costa Rica 144A 4.375%, 4/30/25(3)	795		726
Republic of Croatia 144A 6.375%, 3/24/21(3)	1,045		1,139
Republic of El Salvador 144A 6.375%, 1/18/27(3)	905		910
Republic of Ghana 144A 8.125%, 1/18/26(3)	400		402
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	18,654,000	IDR	1,605
Series FR55, 7.375%, 9/15/16	9,559,000	IDR	781
Series FR63, 5.625%, 5/15/23	6,141,000	IDR	418
Republic of Iraq RegS 5.800%, 1/15/28(4)	610		551
Republic of Peru
144A 7.840%, 8/12/20(3)	1,065	PEN	420
RegS 6.900%, 8/12/37(4)	2,010	PEN	702
Republic of Philippines 4.950%, 1/15/21	32,000	PHP	748
Republic of South Africa
Series R203, 8.250%, 9/15/17	3,690	ZAR	336
Series R208, 6.750%, 3/31/21	6,720	ZAR	561
Republic of Sri Lanka 144A 6.000%, 1/14/19(3)	925		978
Republic of Uruguay 4.375%, 12/15/28	22,021	UYU(9)	995
Russian Federation 144A 7.850%, 3/10/18(3)	60,000	RUB	1,447
United Mexican States
Series M, 6.000%, 6/18/15	30,592	MXN	2,323
Series M, 6.500%, 6/9/22	30,825	MXN	2,376
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $39,013)			35,335

MORTGAGE-BACKED SECURITIES—8.7%

Non-Agency—8.7%
A-10 Securitization LLC 13-1, B 144A 4.120%, 11/15/25(3)	1,100		1,094
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	245		250

	PAR VALUE	VALUE
Non-Agency—continued
Banc of America Alternative Loan Trust
03-2, CB3 5.750%, 4/25/33	$1,008	$1,045
07-2, 2A4 5.750%, 6/25/37	886	695
Banc of America Funding Corp. 06-2, 3A1 6.000%, 3/25/36	392	395
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	748	775
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust
04-22CB, 1A1 6.000%, 10/25/34	616	655
04-24CB, 1A1 6.000%, 11/25/34	137	143
Bank of America (Merrill Lynch – Countrywide) Mortgage Trust 06-C1, AM 5.862%, 5/12/39(2)	715	759
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, CTL 6.750%, 11/15/26(2)	1,260	1,418
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(2)	452	500
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000%, 8/25/35	449	447
Commercial Mortgage Trust 07-GG11, AM 5.867%, 12/10/49(2)	1,200	1,310
Credit Suisse Commercial Mortgage Trust 07-C5, A1AM 5.870%, 9/15/40(2)	564	577
Extended Stay America Trust 13-ESH7, A17 144A 2.295%, 12/5/31(3)	750	731
Fannie Mae Connecticut Avenue Securities 14-C02, 2M2 2.755%, 5/25/24(2)	1,080	1,001
Goldman Sachs Mortgage Pass-Through-Securities Mortgage Loan Trust
05-RP1, 1A3 144A 8.000%, 1/25/35(3)	1,143	1,211
06-RP1, 1A4 144A 8.500%, 1/25/36(3)	802	864
Goldman Sachs Mortgage Securities Trust II 07-GG10, A4 5.991%, 8/10/45(2)	680	743

See Notes to Financial Statements

37

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
Hilton USA Trust 13-HLT, EFX 144A 5.609%, 11/5/30(2)(3)	$720	$731
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	1,065	1,062
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-PW12, AM 5.929%, 9/11/38(2)	650	692
05-PW10, AM 5.449%, 12/11/40(2)	895	933
06-PW13, AM 5.582%, 9/11/41(2)	1,360	1,453
07-PW18, AM 6.084%, 6/11/50(2)	1,525	1,697
JPMorgan Chase (Washington Mutual) Commercial Mortgage Securities Trust 06-SL1, A 144A 4.465%, 11/23/43(2)(3)	10	10
JPMorgan Chase Commercial Mortgage Securities Trust 10-CNTR, A2 144A 4.311%, 8/5/32(3)	750	811
JPMorgan Chase Mortgage Trust 14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	1,058	1,095
MASTR Alternative Loan Trust 04-6, 7A1 6.000%, 7/25/34	511	521
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(3)	696	715
Motel 6 Trust 12-MTL6 D 144A 3.781%, 10/5/25(3)	1,075	1,076
Nomura Asset Acceptance Corp.
04-R1, A1 144A 6.500%, 3/25/34(3)	1,362	1,398
04-R3, A1 144A 6.500%, 2/25/35(3)	300	308
Residential Funding Mortgage Securities I, Inc.
05-S1, 1A2 5.500%, 2/25/35	1,037	1,048
05-S9, A9 5.500%, 12/25/35	1,011	1,004
Sequoia Mortgage Trust 14-2, A1 144A 4.000%, 7/25/44(2)(3)	550	568
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 3.600%, 1/25/37(2)	616	615

	PAR VALUE	VALUE
Non-Agency—continued
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust)
06-C25, AM 5.896%, 5/15/43(2)	$1,125	$1,197
07-C32, A3 5.933%, 6/15/49(2)	360	389
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $31,047)		31,936

ASSET-BACKED SECURITIES—4.2%
American Home 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	915	916
Applebee’s (IHOP Funding LLC) 14-1, A2 144A 4.277%, 9/5/44(3)	1,260	1,248
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
05-1 AF5A 5.374%, 7/25/35(2)	1,220	1,216
05-12, 1A4 5.323%, 2/25/36(2)	699	701
05-12, 2A4 5.575%, 2/25/36(2)	540	522
Carfinance Capital Auto Trust 14-1A, D 144A 4.900%, 4/15/20(3)	1,316	1,345
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	948	957
Conseco Financial Corp. 01-3, A4 6.910%, 5/1/33(2)	403	447
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	1,208	1,276
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	563	561
GMAC Mortgage Corp. Loan Trust 06-HLTV, A4 5.810%, 10/25/29	385	389
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	768	782
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	288	296
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	481	493
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(2)	531	555
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	1,081	1,085

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES—continued
Residential Funding Mortgage Securities II Home Loan Trust
03-HS3, AI4 5.550%, 9/25/33(2)	$498		$516
07-HI1, A3 5.720%, 3/25/37	357		366
SolarCity LMC Series III LLC 14-2, A 144A 4.020%, 7/20/44(3)	1,000		1,003
Terwin Mortgage Trust 04-15AL, A1 144A 5.665%, 7/25/34(2)(3)	343		334
Trip Rail Master Funding LLC 11-1A, A1A 144A 4.370%, 7/15/41(3)	268		280
TOTAL ASSET-BACKED SECURITIES (Identified Cost $14,986)			15,288

CORPORATE BONDS AND NOTES—58.2%

Consumer Discretionary—7.5%
Anna Merger Sub, Inc. 144A 7.750%, 10/1/22(3)	715		720
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(3)	1,125	BRL	437
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(3)	1,100		1,053
Boyd Gaming Corp. 9.000%, 7/1/20	870		917
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(3)	1,065		1,110
144A 6.125%, 7/1/22(3)	185		187
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	535		416
Caesars Entertainment Resort Properties LLC 144A 8.000%, 10/1/20(3)	320		317
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(3)	495		435
CCO Holdings LLC 5.250%, 9/30/22	495		486
Chrysler Group LLC 8.250%, 6/15/21	1,140		1,248
Clear Channel Worldwide Holdings, Inc.
Series B 7.625%, 3/15/20	1,595		1,663
Series A 7.625%, 3/15/20	320		331
Columbus International, Inc. 144A 7.375%, 3/30/21(3)	200		209
Guitar Center, Inc. 144A 9.625%, 4/15/20(3)	200		154
iHeartCommunications, Inc.
10.000%, 1/15/18	615		518
144A 9.000%, 9/15/22(3)	320		318

See Notes to Financial Statements

38

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Intelsat Jackson Holdings SA 5.500%, 8/1/23	$760	$729
International Game Technology 7.500%, 6/15/19	580	656
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	1,320	1,343
JC Penney Corp., Inc. 8.125%, 10/1/19	255	250
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	475	505
Meritor, Inc. 6.750%, 6/15/21	960	1,003
MHGE Parent LLC 144A 8.500%, 8/1/19(3)	730	693
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	1,000	1,021
Numericable Group SA 144A 6.000%, 5/15/22(3)	605	610
Penn National Gaming, Inc. 5.875%, 11/1/21	490	453
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	1,035	1,087
QVC, Inc. 5.125%, 7/2/22	240	252
Scientific Games International, Inc. 144A 6.625%, 5/15/21(3)	910	763
Sinclair Television Group, Inc. 5.375%, 4/1/21	1,155	1,143
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(3)	1,185	1,138
Station Casinos LLC 7.500%, 3/1/21	970	1,016
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(3)	1,410	1,382
Toll Brothers Finance Corp. 6.750%, 11/1/19	465	522
Viking Cruises Ltd. 144A 8.500%, 10/15/22(3)	870	951
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	600	623
Wynn Macau Ltd. 144A 5.250%, 10/15/21(3)	700	679

		27,338

Consumer Staples—0.7%
Darling Ingredients, Inc. 5.375%, 1/15/22	840	851
Elizabeth Arden, Inc. 7.375%, 3/15/21	485	433
Ingles Markets, Inc. 5.750%, 6/15/23	975	982
Whitewave Foods Co. (The) 5.375%, 10/1/22	305	309

		2,575

	PAR VALUE	VALUE
Energy—10.6%
Afren plc 144A 11.500%, 2/1/16(3)	$475	$502
Atlas Energy Holdings Operating Co. LLC 144A 7.750%, 1/15/21(3)	325	322
California Resources Corp. 144A 6.000%, 11/15/24(3)	750	773
Calumet Specialty Products Partners LP 144A 6.500%, 4/15/21(3)	1,130	1,079
Carrizo Oil & Gas, Inc. 7.500%, 9/15/20	365	381
CHC Helicopter SA 9.250%, 10/15/20	653	698
CITGO Petroleum Corp. 144A 6.250%, 8/15/22(3)	470	490
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	725	642
CONSOL Energy, Inc. 144A 5.875%, 4/15/22(3)	650	643
Denbury Resources, Inc. 5.500%, 5/1/22	885	879
Endeavor Energy Resources LP 144A 7.000%, 8/15/21(3)	655	678
Energy Transfer Equity LP 5.875%, 1/15/24	885	909
Energy XXI Gulf Coast, Inc. 144A 6.875%, 3/15/24(3)	1,105	1,041
EnQuest plc 144A 7.000%, 4/15/22(3)	885	836
EP Energy LLC 9.375%, 5/1/20	840	920
EPL Oil & Gas, Inc. 8.250%, 2/15/18	1,120	1,151
EV Energy Partners LP 8.000%, 4/15/19	325	338
Exterran Partners LP 144A 6.000%, 10/1/22(3)	740	723
Forest Oil Corp. 7.250%, 6/15/19	935	884
FTS International, Inc. 144A 6.250%, 5/1/22(3)	450	444
Gazprom OAO (Gaz Capital SA) 144A
3.850%, 2/6/20(3)(7)	1,115	1,023
6.000%, 11/27/23(3)(7)	255	241
Gulfmark Offshore, Inc. 6.375%, 3/15/22	960	931
Gulfport Energy Corp. 144A 7.750%, 11/1/20(3)	160	168
Halcon Resources Corp. 8.875%, 5/15/21	910	901
Laredo Petroleum, Inc. 7.375%, 5/1/22	830	876
Linn Energy LLC
6.500%, 5/15/19	512	504
6.500%, 9/15/21	155	152

	PAR VALUE	VALUE
Energy—continued
Lukoil OAO International Finance BV
144A 7.250%, 11/5/19(3)	$525	$557
144A 4.563%, 4/24/23(3)	495	444
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	500	519
NGL Energy Partners LP (NGL Energy Finance Corp.) 144A 5.125%, 7/15/19(3)	485	477
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(7)	1,105	956
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	1,168	1,212
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	915	930
Parker Drilling Co. (The) 7.500%, 8/1/20	1,075	1,129
Petrobras Global Finance BV 6.250%, 3/17/24	895	936
Petrobras International Finance Co. 5.375%, 1/27/21	500	505
Petroleos de Venezuela SA
Series 2015, 5.000%, 10/28/15	385	330
RegS 8.500%, 11/2/17(4)	2,605	2,058
144A 6.000%, 5/16/24(3)	2,530	1,313
Petroleos Mexicanos
144A 4.875%, 1/18/24(3)	305	320
5.500%, 6/27/44	650	663
PHI, Inc. 5.250%, 3/15/19	360	363
Plains Exploration & Production Co. 6.875%, 2/15/23	645	732
QEP Resources, Inc. 6.875%, 3/1/21	480	523
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	1,000	1,002
Rosetta Resources, Inc. 5.875%, 6/1/22	945	946
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	915	945
Targa Resources Partners LP 6.375%, 8/1/22	787	842
Transocean, Inc. 3.800%, 10/15/22	1,050	964
Tullow Oil plc 144A 6.000%, 11/1/20(3)	945	950

		38,745

Financials—19.0%
ADCB Finance Cayman Ltd. 144A 4.750%, 10/8/14(3)	560	560

See Notes to Financial Statements

39

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Financials—continued
Aircastle Ltd. 5.125%, 3/15/21	$1,715		$1,698
Akbank TAS 144A 7.500%, 2/5/18(3)	1,565	TRY	612
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	1,455		1,550
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	1,065		1,101
Banco ABC Brasil S.A. 144A 7.875%, 4/8/20(3)	1,025		1,101
Banco Bilbao Vizcaya Argentaria Bancomer S.A.
144A 6.500%, 3/10/21(3)	425		463
144A 6.750%, 9/30/22(3)	1,000		1,120
Banco Bradesco S.A. 144A 5.900%, 1/16/21(3)	1,150		1,199
Banco de Credito del Peru
144A 4.250%, 4/1/23(3)	657		654
144A 6.125%, 4/24/27(2)(3)	1,095		1,169
Banco do Brasil S.A. 144A 5.375%, 1/15/21(3)	600		606
Banco Internacional del Peru SAA
144A 5.750%, 10/7/20(3)	1,060		1,142
144A 6.625%, 3/19/29(2)(3)	395		429
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	900	BRL	351
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)	1,660		1,838
Bancolombia S.A. 5.125%, 9/11/22	1,015		1,019
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	515		552
Bank of India 144A 3.250%, 4/18/18(3)	1,150		1,161
Barclays Bank plc 144A 5.926%(2)(3)(5)(6)	600		636
Braskem Finance Ltd.
144A 5.750%, 4/15/21(3)	500		511
6.450%, 2/3/24	800		832
Brazil Loan Trust 1 144A 5.477%, 7/24/23(3)	1,050		1,092
Caixa Economica Federal 144A 7.250%, 7/23/24(2)(3)	910		915
CareTrust Partnership LP 144A 5.875%, 6/1/21(3)	720		724
CCO Holdings LLC (CCO Holdings Capital Corp.) 5.250%, 3/15/21	467		459
CorpGroup Banking S.A. 144A 6.750%, 3/15/23(3)	1,075		1,079

	PAR VALUE	VALUE
Financials—continued
Credit Bank of Moscow 144A 7.700%, 2/1/18(3)(7)	$245	$240
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	1,090	1,030
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	915	906
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	925	896
Evergrande Real Estate Group Ltd. 144A 8.750%, 10/30/18(3)	620	581
Excel Trust LP 4.625%, 5/15/24	230	234
First Cash Financial Services, Inc. 6.750%, 4/1/21	530	554
First Niagara Financial Group, Inc. 7.250%, 12/15/21	1,160	1,338
General Motors Financial Co., Inc. 4.750%, 8/15/17	1,535	1,619
Genworth Holdings, Inc. 4.900%, 8/15/23	750	773
GLP Capital LP (GLP Financing II, Inc.)
4.375%, 11/1/18	34	35
4.875%, 11/1/20	720	734
5.375%, 11/1/23	25	26
HSBC Finance Corp. 6.676%, 1/15/21	500	586
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(5)(6)	1,130	1,213
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	65	64
6.000%, 8/1/20	370	380
5.875%, 2/1/22	755	753
ICICI Bank Ltd. 144A 4.800%, 5/22/19(3)	940	995
iStar Financial, Inc. 5.000%, 7/1/19	500	484
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(3)	1,085	1,061
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	795	861
Landry’s Holdings II, Inc. 144A 10.250%, 1/1/18(3)	425	440
Leucadia National Corp. 5.500%, 10/18/23	575	601
Level 3 Financing, Inc. 7.000%, 6/1/20	935	990

	PAR VALUE		VALUE
Financials—continued
Lincoln National Corp. 6.050%, 4/20/67(2)(6)	$300		$307
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(3)	189		216
Morgan Stanley
144A 10.090%, 5/3/17(3)	2,400	BRL	957
Series H, 5.450%, 12/29/49(2)	925		919
MPT Operating Partnership LP 5.500%, 5/1/24	325		331
Nationstar Mortgage LLC 6.500%, 7/1/21	1,665		1,594
Navient Corp. (SLM Corp.) 5.500%, 1/25/23	850		817
Nordea Bank AB 144A 4.250%, 9/21/22(3)	1,360		1,398
Onex York Acquisition Corp. 144A 8.500%, 10/1/22(3)	570		569
PennantPark Investment Corp. 4.500%, 10/1/19	785		789
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(7)	875		847
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)	1,315		1,366
Progressive Corp. (The) 6.700%, 6/15/37(2)	1,200		1,315
Prudential Financial, Inc.
5.875%, 9/15/42(2)	2,155		2,284
5.625%, 6/15/43(2)(6)	450		469
Regency Energy Partners LP 4.500%, 11/1/23	1,160		1,128
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(3)	1,000		1,092
Royal Bank of Scotland Group plc (The)
6.400%, 10/21/19	370		431
7.648%(2)(5)(6)	550		646
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(3)	315		308
Sabra Health Care LP 5.500%, 2/1/21	470		478
Schaeffler Holding Finance BV PIK Interest Capitalization, 144A 6.875%, 8/15/18(3)(12)	255		266
Sovereign Bank 8.750%, 5/30/18	400		484
SunTrust Bank, Inc. 5.400%, 4/1/20	250		276
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	740		746

See Notes to Financial Statements

40

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	$1,285	$1,270
Ukreximbank Via Biz Finance plc RegS 8.375%, 4/27/15(4)(7)	450	380
Vnesheconombank (VEB Finance plc) 144A 6.800%, 11/22/25(3)(7)	500	487
Voya Financial, Inc. ( f.k.a. ING (U.S.), Inc.) 5.650%, 5/15/53(2)	1,210	1,222
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(7)	1,430	1,428
Walter Investment Management Corp. 144A 7.875%, 12/15/21(3)	1,100	1,089
WideOpenWest Finance LLC 10.250%, 7/15/19	490	532
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(3)	1,080	1,026

		69,434

Health Care—3.5%
Acadia Healthcare Co.,Inc. 5.125%, 7/1/22	300	294
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(3)(12)	200	200
Catamaran Corp. 4.750%, 3/15/21	585	564
Centene Corp. 4.750%, 5/15/22	715	718
Community Health Systems, Inc. (CHS) 144A 6.875%, 2/1/22(3)	525	550
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	710	648
DaVita Healthcare Partners, Inc. 5.125%, 7/15/24	935	920
Endo Finance LLC 144A 5.375%, 1/15/23(3)	1,270	1,216
HCA, Inc. 6.500%, 2/15/20	990	1,083
IASIS Healthcare LLC 8.375%, 5/15/19	545	572
LifePoint Hospitals, Inc. 5.500%, 12/1/21	435	443
Mallinckrodt International Finance S.A. 144A 5.750%, 8/1/22(3)	360	364
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(3)	595	602
Select Medical Corp. 6.375%, 6/1/21	905	909

	PAR VALUE	VALUE
Health Care—continued
Tenet Healthcare Corp.
144A 5.500%, 3/1/19(3)	$550	$554
4.750%, 6/1/20	1,150	1,147
6.000%, 10/1/20	180	191
4.500%, 4/1/21	470	460
8.125%, 4/1/22	770	847
Valeant Pharmaceuticals International, Inc. Escrow Corp.
144A 6.750%, 8/15/18(3)	255	270
144A 7.500%, 7/15/21(3)	130	140
144A 5.625%, 12/1/21(3)	140	140

		12,832

Industrials—5.4%
AAR Corp. 7.250%, 1/15/22	1,135	1,226
ADT Corp.(The) 6.250%, 10/15/21	1,130	1,172
AECOM Technology Corp. 144A 5.750%, 10/15/22(3)	365	369
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(3)	925	992
Air Canada
144A 6.750%, 10/1/19(3)	1,050	1,112
Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	521	534
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	900	914
Ashtead Capital, Inc. 144A 5.625%, 10/1/24(3)	940	952
Atlas Air Pass-Through-Trust
98-1, A 7.380%, 1/2/18	225	229
99-1, A1 7.200%, 1/2/19	446	465
00-1, A 8.707%, 1/2/19	153	161
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	867	885
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	1,570	1,580
Carpenter Technology Corp. 5.200%, 7/15/21	600	648
Continental Airlines Pass-Through-Trust
98-, A 6.648%, 9/15/17	156	165
00-1, A1 8.048%, 11/1/20	780	898
01-1, A1 6.703%, 6/15/21	237	256
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	310	315
DP World Ltd. 144A 6.850%, 7/2/37(3)	400	448
ESAL GmbH 144A 6.250%, 2/5/23(3)	1,110	1,082

	PAR VALUE		VALUE
Industrials—continued
Masco Corp. 5.950%, 3/15/22	$640		$699
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	456		493
Odebrecht Finance Ltd. 144A 8.250%, 4/25/18(3)	650	BRL	240
Rexel SA 144A 5.250%, 6/15/20(3)	1,130		1,141
Spirit AeroSystems, Inc. 144A 5.250%, 3/15/22(3)	250		251
TransDigm, Inc. 144A 6.000%, 7/15/22(3)	900		890
U.S. Airways Pass-Through-Trust 11-1, A 7.125%, 10/22/23	614		712
United Rentals, Inc. 5.750%, 11/15/24	895		909

			19,738

Information Technology—2.6%
Alcatel-Lucent USA, Inc. 144A 6.750%, 11/15/20(3)	490		501
Avaya, Inc. 144A 7.000%, 4/1/19(3)	1,385		1,355
Ceridian LLC (Comdata, Inc.) 144A 8.125%, 11/15/17(3)	30		30
Equinix, Inc. 4.875%, 4/1/20	465		463
First Data Corp.
144A 8.250%, 1/15/21(3)	475		506
11.750%, 8/15/21	1,854		2,155
PIK Interest Capitalization, 144A 8.750%, 1/15/22(3)(12)	645		687
Infinity Acquisition LLC (Infinity Acquisition Finance Corp.) 144A 7.250%, 8/1/22(3)	745		723
Infor Software Parent LLC PIK Interest Capitalization, 144A 7.125%, 5/1/21(3)(12)	275		273
Interactive Data Corp. 144A 5.875%, 4/15/19(3)	675		666
QualityTech LP (QTS Finance Corp.) 144A 5.875%, 8/1/22(3)	75		74
Sanmina Corp. 144A 4.375%, 6/1/19(3)	205		201
Sophia Holding Finance LP PIK Interest Capitalization, 144A 9.625%, 12/1/18(3)(12)	710		721
Sungard Availability Services Capital, Inc. 144A 8.750%, 4/1/22(3)	470		352

See Notes to Financial Statements

41

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Information Technology—continued
VeriSign, Inc. 4.625%, 5/1/23	$810		$786

			9,493

Materials—5.3%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	1,460		1,511
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(3)	1,700		1,679
Cascades, Inc. 144A 5.500%, 7/15/22(3)	1,100		1,071
Cemex SAB de CV 144A 9.500%, 6/15/18(3)	976		1,092
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	455		454
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	550		538
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	835		939
Gerdau Trade, Inc.
144A 5.750%, 1/30/21(3)	250		258
144A 4.750%, 4/15/23(3)	590		563
Hexion U.S. Finance Corp.
8.875%, 2/1/18	595		608
6.625%, 4/15/20	580		586
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(3)	580		594
Rayonier AM Products, Inc. 144A 5.500%, 6/1/24(3)	555		530
Samarco Mineracao SA 144A 5.375%, 9/26/24(3)	920		909
Sappi Papier Holding GmbH 144A
8.375%, 6/15/19(3)	440		476
6.625%, 4/15/21(3)	1,710		1,778
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(3)(7)	425		444
Tronox Finance LLC 6.375%, 8/15/20	865		874
Turkiye Sise Ve Cam Fabrikalari AS 144A 4.250%, 5/9/20(3)	695		667
United States Steel Corp. 6.875%, 4/1/21	1,360		1,455
Vale Overseas Ltd. 4.375%, 1/11/22	1,355		1,365
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	745		857

			19,248

Telecommunication Services—2.6%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	5,000	MXN	360

	PAR VALUE	VALUE
Telecommunication Services—continued
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	$880	$930
CenturyLink, Inc. Series V 5.625%, 4/1/20	975	1,009
Comcel Trust 144A 6.875%, 2/6/24(3)	475	502
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	550	569
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	430	441
Frontier Communications Corp. 6.250%, 9/15/21	410	408
Koninklijke KPN NV 144A 7.000%, 3/28/73(2)(3)(6)	885	918
Millicom International Cellular SA 144A 6.625%, 10/15/21(3)	400	417
Sprint Communications, Inc. 6.000%, 11/15/22	935	910
T-Mobile USA, Inc.
6.125%, 1/15/22	540	545
6.500%, 1/15/24	380	386
Vimpel Communications OJSC 144A 7.748%, 2/2/21(3)(7)	840	869
Wind Acquisition Finance S.A. 144A 4.750%, 7/15/20(3)	460	445
Windstream Corp. 7.750%, 10/15/20	780	825

		9,534

Utilities—1.0%
AmeriGas Partners LP 7.000%, 5/20/22	450	474
Calpine Corp. 144A 6.000%, 1/15/22(3)	40	42
Electricite de France SA 144A 5.250%(2)(3)(5)(6)	1,360	1,382
Enel SpA 144A 8.750%, 9/24/73(2)(3)(6)	375	436
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(3)	500	532
NRG Energy, Inc. 6.625%, 3/15/23	75	78
RJS Power Holdings LLC 144A 5.125%, 7/15/19(3)	625	622
Texas Competitive Electric Holdings Co. LLC Series A 10.250%, 11/1/15(14)	200	25

		3,591
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $212,188)		212,528

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—13.6%

Consumer Discretionary—3.1%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	$740	$731
Affinity Gaming LLC 5.250%, 11/9/17	541	544
Aristocrat International Ltd. Tranche B, 0.000%, 9/29/21(8)	550	545
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	344	341
Caesars Entertainment Operating Co., Inc.
Tranche B-6, 6.948%, 3/1/17	512	469
Tranche B-7, 9.750%, 1/28/18	103	98
Caesars Growth Properties Holdings LLC Tranche B, First Lien 6.250%, 5/8/21	356	339
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	692	708
Clear Channel Communications, Inc. Tranche D, 6.904%, 1/30/19	1,333	1,278
Delta 2 (Lux) S.A.R.L. Second Lien, 0.000%, 7/29/22(8)	405	404
Fitness International LLC Tranche B, 5.500%, 7/1/20	655	650
Granite Broadcasting Corp. Tranche B, First Lien 6.750%, 5/23/18	419	420
Key Safety Systems, Inc. 4.750%, 8/29/21	444	443
Landry’s, Inc. Tranche B, 4.000%, 4/24/18	987	981
Marina District Finance Co., Inc. 6.750%, 8/15/18	414	415
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	1,053	1,070
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	645	661
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	380	377
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	1,088	1,069

		11,543

See Notes to Financial Statements

42

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—0.2%
Albertson’s Holdings LLC Tranche B-4 4.500%, 8/25/21	$595	$593

Energy—1.5%
Arch Coal, Inc. 6.250%, 5/16/18	1,113	1,022
Chief Exploration & Development LLC Second Lien 7.500%, 5/16/21	649	650
Drillships Financing Holding, Inc. 5.500%, 7/25/21	570	554
Expro Finservices S.A.R.L. 5.750%, 9/2/21	461	460
Fieldwood Energy LLC Second Lien, 8.375%, 9/30/20	861	866
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	520	516
Seadrill Operating LP 4.000%, 2/21/21	507	484
Templar Energy LLC Second Lien, 8.500%, 11/25/20	925	899

		5,451

Financials—0.7%
Altisource Solutions S.A R.L. Tranche B, 4.500%, 12/9/20	890	848
Asurion LLC Second Lien, 8.500%, 3/3/21	945	958
Capital Automotive LP Second Lien, 6.000%, 4/30/20	450	456
Walter Investment Management Corp. Tranche B 4.750%, 12/18/20	344	330

		2,592

Health Care—1.6%
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	909	904
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	317	319
Second Lien, 11.000%, 1/2/19	206	209
CRC Health Corp. Tranche B, First Lien, 5.250%, 3/29/21	222	220
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	886	889
InVentiv Health, Inc. Tranche B-4 7.750%, 5/15/18	583	580

	PAR VALUE	VALUE
Health Care—continued
MMM Holdings, Inc. 9.750%, 12/12/17	$277	$277
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	202	202
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	509	508
PharMEDium Healthcare Corp. Second Lien, 7.750%, 1/28/22	187	185
Regional Care, Inc. (RCHP, Inc.) First Lien, 6.000%, 4/23/19	420	421
Surgery Center Holdings, Inc.
First Lien, 6.000%, 4/11/19	298	299
Second Lien, 9.750%, 4/10/20	409	410
0.000%, 7/24/20(8)	95	95
0.000%, 7/23/21(8)	288	284

		5,802

Industrials—2.3%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	93	94
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	1,018	1,003
Brock Holdings Ill, Inc.
First Lien, 6.000%, 3/16/17	553	542
Second Lien, 10.000%, 3/16/18	285	281
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	217	222
Commercial Barge Line Co. First Lien, 7.500%, 9/22/19	1,113	1,119
DynCorp International, Inc. 0.000%, 7/7/16(8)	448	446
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	740	743
Harland Clarke Holdings Corp.
Tranche B-3, 7.000%, 5/22/18	406	411
Tranche B-4, 6.000%, 8/4/19	177	178
Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.) 4.250%, 6/30/21	533	526
International Equipment Solutions Global B.V. 6.750%, 8/16/19	609	609
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) Second Lien, 8.250%, 10/26/20	725	727

	PAR VALUE	VALUE
Industrials—continued
Navistar, Inc. Tranche B, 5.750%, 8/17/17	$729	$733
Sedgwick, Inc. Second Lien 0.000%, 2/28/22(8)	730	715

		8,349

Information Technology—3.3%
Active Network, Inc. (Lanyon Solutions, Inc.) First Lien, 5.500%, 11/13/20	568	565
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	599	597
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	45	45
Attachmate Group, Inc. (The) First Lien, 7.250%, 11/22/17	314	315
Blue Coat Systems, Inc.
4.000%, 5/31/19	558	549
Second Lien, 9.500%, 6/26/20	1,660	1,660
Deltek, Inc. Second Lien, 10.000%, 10/10/19	638	648
Evergreen Skills Lux S.A.R.L. Second Lien, 7.750%, 4/28/22	393	380
First Data Corp. 3.655%, 3/23/18	1,349	1,325
Infinity Acquisition Ltd. 4.250%, 8/6/21	358	350
IPC Systems, Inc. First Lien, 6.000%, 11/8/20	481	482
Kronos, Inc.
First Lien, 4.500%, 10/30/19	8	8
Second Lien, 9.750%, 4/30/20	827	853
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	1,323	1,325
RP Crown Parent LLC Second Lien, 11.250%, 12/21/19	365	349
SRA International, Inc. 6.500%, 7/20/18	463	463
Sungard Availability Services Capital, Inc. Tranche B, 6.000%, 3/29/19	464	430
Travelport LLC 6.000%, 9/2/21	434	434
Vision Solutions, Inc. First Lien, 6.000%, 7/23/16	541	540
Wall Street Systems, Inc. 4.500%, 4/30/21	593	590

		11,908

See Notes to Financial Statements

43

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Materials—0.6%
Berlin Packaging LLC 0.000%, 9/23/22(8)	$73		$74
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	321		315
Houghton International, Inc. Holding Corp. Second Lien, 9.500%, 12/21/20	630		637
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	1,300		1,269

			2,295

Telecommunication Services—0.1%
Securus Technologies Holdings, Inc. Second Lien, 9.000%, 4/30/21	480		478

Utilities—0.2%
Atlantic Power LP 4.750%, 2/24/21	197		196
ExGen Renewables I LLC 5.250%, 2/6/21	226		228
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.650%, 10/10/17(13)	375		279

			703
TOTAL LOAN AGREEMENTS (Identified Cost $49,963)			49,714

	SHARES
PREFERRED STOCKS—3.0%

Energy—0.3%
PTT Exploration & Production PCL, 144A, 4.875%(2)(3)	905	(11)	914

Financials—2.6%
Ally Financial, Inc. Series A, 8.500%	20,000		539
Ally Financial, Inc. Series G, 144A, 7.000%(3)	321		321
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(2)	265	(11)	270
Citigroup, Inc. Series J, 7.125%	46,600		1,246
General Electric Capital Corp. Series B, 6.250%(2)	700	(11)	754

	SHARES		VALUE
Financials—continued
General Electric Capital Corp. Series C, 5.250%(2)	600	(11)	$601
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	890	(11)	903
JPMorgan Chase & Co.
Series Q, 5.150%(2)	1,595	(11)	1,519
Series V, 5.000%(2)	285	(11)	277
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	965	(11)	914
Wells Fargo & Co. Series K, 7.980%(2)	950	(11)	1,040
Zions Bancorp, 6.950%(2)	38,525	(11)	1,026

			9,410

Industrials—0.1%
Seaspan Corp. Series C, 9.500%	20,000		535
TOTAL PREFERRED STOCKS (Identified Cost $10,498)			10,859

COMMON STOCK—0.0%

Consumer Discretionary—0.0%
Mark IV Industries	446		24
TOTAL COMMON STOCK (Identified Cost $4)			24

EXCHANGE-TRADED FUND—0.5%
SPDR S&P 500® ETF Trust Series 1	9,500		1,872
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,799)			1,872
TOTAL LONG-TERM INVESTMENTS—98.2%
(Identified Cost $360,485)			358,475	(10)

SHORT-TERM INVESTMENT—1.4%

Money Market Mutual Fund—1.4%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	5,034,488		5,034
TOTAL SHORT-TERM INVESTMENT (Identified Cost $5,034)			5,034
TOTAL INVESTMENTS—99.6% (Identified Cost $365,519)			363,509	(1)
Other assets and liabilities, net—0.4%			1,644

NET ASSETS—100.0%			$365,153

Abbreviations:

ETF	Exchange-Traded Fund
PIK	Payment-in-Kind Security
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2014.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $144,554 or 39.6% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after September 30, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Principal amount is adjusted pursuant to the change in the local inflation index.
(10)	A portion of the Fund’s assets have been segregated as collateral for delayed delivery settlements.
(11)	Value shown as par value.
(12)	100% of the income received was in cash.
(13)	Security in default, the interest payments are being received during the bankruptcy proceedings.
(14)	Security in default.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

44

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

Country Weightings (Unaudited)†
United States	64%
Brazil	4
Luxembourg	3
Mexico	3
Canada	2
United Kingdom	2
Venezuela	2
Other	20
Total	100%
† % of total investments as of September 30, 2014

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$15,288	$—	$15,288	$—
Corporate Bonds and Notes	212,528	—	212,528	—
Foreign Government Securities	35,335	—	35,335	—
Loan Agreements	49,714	—	49,714	—
Mortgage-Backed Securities	31,936	—	31,936	—
Municipal Bonds	919	—	919	—
Equity Securities:
Common Stocks	24	—	—	24
Exchange-Traded Funds	1,872	1,872	—	—
Preferred Stock	10,859	3,346	7,513	—
Short-Term Investments	5,034	5,034	—	—

Total Investments	$363,509	$10,252	$353,233	$24

Securities held by the Fund with an end of period value of $321 were transferred from Level 1 to Level 2 since an exchange price was no longer available.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities	Common Stocks
Investments in Securities
Balance as of September 30, 2013:	$691	$673	$18
Accrued discount/(premium)	—	—	—
Realized gain (loss)	13	13	—
Change in unrealized appreciation (depreciation)(c)	11	5	6
Purchases	—	—	—
Sales(b)	(691)	(691)	—
Transfers into Level 3(a)	—	—	—
Transfers from Level 3(a)	—	—	—

Balance as of September 30, 2014	$24	$0	$24

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation/(depreciation) in the Statements of Operations. The change in unrealized appreciation/(depreciation) on investments still held on September 30, 2014, was $6.

None of the securities in this table are fair valued.

See Notes to Financial Statements

45

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—0.2%

Non-Agency—0.2%
Hilton USA Trust 13-HLT, EFX 144A 5.609%, 11/5/30(2)(3)	$1,500	$1,524
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $1,507)		1,524

ASSET-BACKED SECURITIES—0.1%
New Century Home Equity Loan Trust 05-A, A4W 5.035%, 8/25/35(2)	823	857
Terwin Mortgage Trust 04-15ALT, A1 144A 5.665%, 7/25/34(2)(3)	496	483
TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,210)		1,340

CORPORATE BONDS—7.9%

Consumer Discretionary—1.5%
American Axle & Manufacturing, Inc. 5.125%, 2/15/19	835	835
Boyd Gaming Corp. 9.125%, 12/1/18	1,150	1,205
Cequel Communications Holdings I LLC 144A 6.375%, 9/15/20(3)	1,000	1,034
iHeartCommunications, Inc.
10.000%, 1/15/18	1,815	1,528
144A 9.000%, 9/15/22(3)	1,170	1,164
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	830	845
Jaguar Land Rover Automotive plc 144A 4.125%, 12/15/18(3)	495	498
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	950	1,009
MGM Resorts International 7.625%, 1/15/17	500	545
MHGE Parent LLC 144A 8.500%, 8/1/19(3)	1,265	1,200
Numericable Group SA 144A 4.875%, 5/15/19(3)	755	748
ServiceMaster Co. 7.000%, 8/15/20	484	506
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(3)	1,800	1,728
Wynn Macau Ltd. 144A 5.250%, 10/15/21(3)	1,085	1,052

		13,897

Consumer Staples—0.3%
Heinz (H.J.) Co. 4.250%, 10/15/20	2,170	2,162
Spectrum Brands, Inc. 6.375%, 11/15/20	715	749

		2,911

	PAR VALUE		VALUE
Energy—0.7%
California Resources Corp. 144A 5.000%, 1/15/20(3)	$1,335		$1,358
Calumet Specialty Products Partners LP 144A 6.500%, 4/15/21(3)	490		468
Compagnie Generale de Geophysique-Veritas 7.750%, 5/15/17	182		181
EPL Oil & Gas, Inc. 8.250%, 2/15/18	1,250		1,284
FTS International, Inc. 144A 6.250%, 5/1/22(3)	825		815
NGL Energy Partners LP (NGL Energy Finance Corp.) 144A 5.125%, 7/15/19(3)	1,525		1,500
PHI, Inc. 5.250%, 3/15/19	450		454

			6,060

Financials—1.5%
AerCap Ireland Capital Ltd. (AerCap Global Aviation Trust) 144A 3.750%, 5/15/19(3)	550		534
Aircastle Ltd.
4.625%, 12/15/18	1,305		1,308
6.250%, 12/1/19	1,190		1,259
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	1,300	BRL	507
GLP Capital LP (GLP Financing II, Inc.)
4.375%, 11/1/18	85		86
4.875%, 11/1/20	950		969
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.) 4.875%, 3/15/19	195		193
Intelsat Jackson Holdings SA 6.625%, 12/15/22	1,230		1,255
iStar Financial, Inc.
4.000%, 11/1/17	1,465		1,428
4.875%, 7/1/18	1,415		1,383
5.000%, 7/1/19	865		837
Level 3 Financing, Inc. 7.000%, 6/1/20	1,105		1,170
Nationstar Mortgage LLC
6.500%, 8/1/18	835		837
6.500%, 7/1/21	1,295		1,240
Navient LLC 4.875%, 6/17/19	785		785
Schaeffler Holding Finance BV PIK Interest Capitalization, 144A 6.875%, 8/15/18(3)(4)	335		350

			14,141

Health Care—0.4%
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(3)(4)	350		350

	PAR VALUE	VALUE
Health Care—continued
Community Health Systems, Inc. (CHS) 5.125%, 8/15/18	$1,055	$1,087
Salix Pharmaceuticals Ltd. 144A 6.000%, 1/15/21(3)	180	195
Tenet Healthcare Corp.
144A 5.000%, 3/1/19(3)	415	411
6.000%, 10/1/20	435	461
Valeant Pharmaceuticals International, Inc. 144A 6.750%, 8/15/18(3)	965	1,020

		3,524

Industrials—0.3%
Air Canada 144A 6.750%, 10/1/19(3)	965	1,022
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	326	332
United Rentals, Inc. 7.375%, 5/15/20	1,000	1,068

		2,422

Information Technology—1.2%
Alcatel-Lucent USA, Inc. 144A 6.750%, 11/15/20(3)	560	573
Avaya, Inc. 144A 7.000%, 4/1/19(3)	3,015	2,949
Ceridian LLC (Comdata, Inc.) 144A 8.125%, 11/15/17(3)	95	95
First Data Corp.
144A 8.250%, 1/15/21(3)	1,015	1,081
11.750%, 8/15/21	2,331	2,710
Infor Software Parent LLC PIK Interest Capitalization, 144A 7.125%, 5/1/21(3)(4)	1,430	1,423
Interactive Data Corp. 144A 5.875%, 4/15/19(3)	2,050	2,023
Sanmina Corp. 144A 4.375%, 6/1/19(3)	595	584

		11,438

Materials—1.7%
Ardagh Packaging Finance plc 144A 6.250%, 1/31/19(3)	400	397
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(3)	3,200	3,160
Cemex SAB de CV
144A 9.500%, 6/15/18(3)	1,499	1,677
144A 5.875%, 3/25/19(3)	815	821
FMG Resources Property Ltd. 144A 8.250%, 11/1/19(3)	750	778
Hexion U.S. Finance Corp.
8.875%, 2/1/18	1,375	1,404
6.625%, 4/15/20	1,370	1,384
INEOS Group Holdings SA 144A 5.875%, 2/15/19(3)	1,130	1,116

See Notes to Financial Statements

46

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Materials—continued
Sappi Papier Holding GmbH 144A 7.750%, 7/15/17(3)	$670	$720
Reynolds Group Issuer, Inc.
9.000%, 4/15/19	1,500	1,569
5.750%, 10/15/20	940	961
United States Steel Corp. 6.875%, 4/1/21	1,235	1,322
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	685	788

		16,097

Telecommunication Services—0.1%
Frontier Communications Corp. 6.250%, 9/15/21	1,085	1,080

Utilities—0.2%
RJS Power Holdings LLC 144A 5.125%, 7/15/19(3)	1,510	1,502
TOTAL CORPORATE BONDS (Identified Cost $72,987)		73,072

LOAN AGREEMENTS(2)—98.0%

Consumer Discretionary—29.3%
Acosta, Inc. 5.000%, 9/26/21	3,267	3,267
Acquisitions Cogeco Cable II LP Tranche B, 3.250%, 11/30/19	816	799
Advantage Sales & Marketing, Inc.
Delayed Draw 3.750%, 7/23/21	60	59
4.250%, 7/23/21	1,804	1,775
Second Lien, 7.500%, 7/25/22	2,530	2,501
Affinia Group, Inc. Tranche B-2, 4.750%, 4/25/20	547	545
Affinity Gaming LLC 5.250%, 11/9/17	971	977
Allison Transmission Tranche B-3, 3.750%, 8/23/19	1,728	1,712
Aristocrat International Ltd. Tranche B, 0.000%, 9/29/21(5)	4,925	4,880
Bally Technologies, Inc. Tranche B, 4.250%, 11/25/20	2,977	2,968
Boyd Gaming Corp. Tranche B, 4.000%, 8/14/20	4,816	4,757
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	1,971	1,956
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 10.500%, 10/31/16	943	908
Tranche B-6, 6.948%, 3/1/17	4,558	4,168
Tranche B-7, 9.750%, 1/28/18	2,225	2,115

	PAR VALUE	VALUE
Consumer Discretionary—continued
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-5, 5.948%, 3/1/17	$945	$863
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	3,972	3,814
Caesars Growth Properties Holdings LLC Tranche B, First Lien 6.250%, 5/8/21	4,529	4,309
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	3,654	3,736
Cequel Communications LLC 3.500%, 2/14/19	1,703	1,676
Charter Communications Operations LLC
Tranche E, 3.000%, 7/1/20	4,368	4,246
Tranche F, 3.000%, 1/3/21	6,243	6,068
Tranche G, 4.250%, 9/10/21	1,233	1,232
Checkout Holding Corp. Tranche B, First Lien 4.500%, 4/9/21	2,894	2,824
Chrysler Group LLC
Tranche B, 3.500%, 5/24/17	3,657	3,633
Tranche B, 3.250%, 12/31/18	2,599	2,558
CityCenter Holdings LLC Tranche B, 4.250%, 10/16/20	2,560	2,538
Clear Channel Communications, Inc. Tranche D, 6.904%, 1/30/19	15,188	14,553
Cooper-Standard Automotive, Inc. 4.000%, 4/4/21	3,774	3,736
CSC Holdings, Inc. Tranche B, 2.654%, 4/17/20	2,444	2,379
Cumulus Media Holdings, Inc. 4.250%, 12/23/20	3,650	3,593
Delta 2 (Lux) S.A.R.L.
Tranche B-3, 4.750%, 7/30/21	5,593	5,534
Second Lien, 0.000%, 7/29/22(5)	1,462	1,459
Federal-Mogul Corp. 4.750%, 4/15/21	4,250	4,220
Gates Global LLC 4.250%, 7/5/21	2,815	2,769
General Nutrition Center 3.250%, 3/4/19	3,033	2,958
Golden Nugget, Inc.
5.500%, 11/21/19	1,042	1,051
Delayed Draw 5.500%, 11/21/19	447	451
Granite Broadcasting Corp. Tranche B, First Lien 6.750%, 5/23/18	832	833

	PAR VALUE	VALUE
Consumer Discretionary—continued
Great Wolf Resorts Tranche B, 4.250%, 8/6/20	$2,963	$2,937
Harbor Freight Tools 4.750%, 7/26/19	1,474	1,474
Hilton Worldwide Finance LLC 3.500%, 10/26/20	17,917	17,663
Intelsat Jackson Holdings S.A. Tranche B-2, 3.750%, 6/30/19	2,838	2,798
KAR Auction Services, Inc. Tranche B-2, 3.500%, 3/11/21	2,592	2,561
Key Safety Systems, Inc. 4.750%, 8/29/21	2,051	2,048
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	5,498	5,282
Leslie’s Poolmart Tranche B, 4.250%, 10/16/19	5,254	5,183
Libbey Glass, Inc. 3.750%, 4/9/21	3,545	3,519
Live Nation Entertainment Tranche B-1, 3.500%, 8/17/20	3,360	3,325
Marina District Finance Co., Inc. 6.750%, 8/15/18	2,352	2,358
MCC LLC (Mediacom Broadband Group)
Tranche H, 3.250%, 1/29/21	1,975	1,930
3.750%, 6/30/21	935	930
3.750%, 6/30/21	2,342	2,304
Media General, Inc. Tranche B, 4.250%, 7/31/20	4,535	4,495
Metaldyne LLC Tranche 2014, 4.250%, 12/18/18	1,463	1,461
MGM Resort International Tranche B 3.500%, 12/20/19	5,785	5,692
Michaels Stores, Inc.
Tranche B, 3.750%, 1/28/20	3,950	3,880
4.000%, 1/28/20	1,833	1,817
Mohegan Tribal Gaming Authority Tranche B, 5.500%, 11/19/19	3,190	3,142
Neiman Marcus Group 4.250%, 10/25/20	3,970	3,908
Numericable SFR
Tranche B-1, 4.500%, 5/21/20	1,852	1,843
Tranche B-2, 4.500%, 5/21/20	1,605	1,596
Oceania Cruises Tranche B-1, 5.250%, 7/2/20	2,601	2,609
Peninsula Gaming LLC Tranche B, 4.250%, 11/20/17	905	898
Penn National Gaming, Inc. Tranche B, 3.250%, 10/30/20	2,978	2,956

See Notes to Financial Statements

47

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	$2,290	$2,326
PGX Holdings, Inc. 0.000%, 9/24/20(5)	2,975	2,975
Pinnacle Entertainment, Inc. Tranche B-2, 3.750%, 8/13/20	4,271	4,222
Radio One, Inc. Tranche 2011, 7.500%, 3/31/16	584	594
Remy International, Inc. Tranche B, 4.250%, 3/5/20	1,965	1,950
Schrader International
5.000%, 4/27/18	1,060	1,058
5.000%, 4/27/18	910	909
Scientific Games International, Inc. Tranche B-2, 0.000%, 9/17/21(5)	2,807	2,757
Seminole Hard Rock Entertainment, Inc. Tranche B, 3.500%, 5/14/20	954	937
ServiceMaster Co. LLC (The) 4.250%, 7/1/21	5,870	5,790
Seven Seas Cruises S. DE R.L. Tranche B-2, 3.750%, 12/21/18	2,256	2,245
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	1,702	1,745
Sinclair Television Group, Inc. Tranche B-1, 3.500%, 7/30/21	2,610	2,579
SRAM LLC First Lien, 4.000%, 4/10/20	2,604	2,526
Station Casinos LLC Tranche B, 4.250%, 3/2/20	3,165	3,123
TI Group Automotive Systems LLC 4.250%, 7/2/21	1,770	1,749
Transtar Holding Co.
First Lien, 5.750%, 10/9/18	1,429	1,426
Second Lien, 10.000%, 10/9/19	460	457
Tribune Co. 4.000%, 12/27/20	6,847	6,766
Tribune Publishing Co. 5.750%, 8/4/21	1,267	1,258
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	3,524	3,462
Univision Communications, Inc.
4.000%, 3/1/20	2,659	2,612
First Lien, 4.000%, 3/1/20	4,442	4,366
Virgin Media Investment Holdings Ltd. Tranche B, 3.500%, 6/7/20	3,847	3,752
Ziggo B.V.
Tranche B-3, 2.750%, 1/15/22	1,482	1,442
Tranche B-1 3.250%, 1/15/22	1,398	1,361

	PAR VALUE	VALUE
Consumer Discretionary—continued
Tranche B-2, 3.250%, 1/15/22	$901	$877
Zuffa LLC 3.750%, 2/25/20	3,647	3,606

		271,899

Consumer Staples—5.4%
AdvancePierre Foods, Inc. First Lien, 5.750%, 7/10/17	1,071	1,073
Albertson’s LLC Tranche B-4 4.500%, 8/25/21	2,688	2,679
ARAMARK Corp.
3.250%, 9/6/19	4,323	4,256
3.250%, 2/24/21	993	975
Big Heart Pet Brands (Del Monte Corp.) 3.500%, 3/9/20	2,950	2,842
Crossmark Holdings, Inc.
First Lien, 4.500%, 12/20/19	2,991	2,946
Second Lien, 8.750%, 12/21/20	520	516
D.E Master Blenders (Charges OpCo BV) 0.000%, 7/23/21(5)	1,083	1,064
Del Monte Corp. First Lien, 4.250%, 2/18/21	955	898
Dole Food Co., Inc. Tranche B, 4.500%, 11/1/18	1,958	1,943
Heinz (H.J.) Co. Tranche B-2, 3.500%, 6/5/20	13,128	12,985
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	4,027	4,132
Prestige Brands 0.000%, 9/3/21(5)	300	300
Reynolds Group Holdings, Inc. 4.000%, 11/30/18	4,107	4,071
Rite Aid Corp.
Tranche 7, 3.500%, 2/21/20	5,925	5,826
Tranche 1, Second Lien, 5.750%, 8/21/20	101	103
Tranche 2, 4.875%, 6/21/21	1,417	1,413
Spectrum Brands, Inc. Tranche C, 3.500%, 9/4/19	1,980	1,964

		49,986

Energy—4.0%
Arch Coal, Inc. 6.250%, 5/16/18	4,466	4,101
Azure Midstream 6.500%, 11/15/18	2,314	2,297
Chief Exploration & Development LLC Second Lien 7.500%, 5/16/21	2,739	2,744
Drillships Financing Holding, Inc. 5.500%, 7/25/21	1,525	1,483

	PAR VALUE	VALUE
Energy—continued
Expro Finservices S.A.R.L. 5.750%, 9/2/21	$1,542	$1,538
Fieldwood Energy LLC
Closing Date Loan, 3.875%, 9/28/18	855	844
Second Lien, 8.375%, 9/30/20	2,613	2,626
FTS International, Inc. 5.750%, 4/16/21	1,451	1,455
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	1,885	1,871
MEG Energy Corp. 3.750%, 3/31/20	3,441	3,427
Paragon Offshore Finance Co. 3.750%, 7/16/21	2,271	2,132
Quicksilver Resources, Inc. Second Lien, 7.000%, 6/21/19	1,745	1,592
Sabine Oil & Gas LLC Second Lien, 8.750%, 12/31/18	1,290	1,292
Seadrill Operating LP 4.000%, 2/21/21	7,341	7,007
Templar Energy LLC Second Lien, 8.500%, 11/25/20	3,000	2,914

		37,323

Financials—6.6%
Altisource Solutions S.A.R.L. Tranche B, 4.500%, 12/9/20	3,245	3,091
Asurion LLC
Tranche B-1, 5.000%, 5/24/19	2,194	2,187
4.250%, 7/8/20	1,481	1,460
Second Lien, 8.500%, 3/3/21	3,140	3,183
Capital Automotive LP
Tranche B-1, 4.000%, 4/10/19	1,518	1,512
Second Lien, 6.000%, 4/30/20	1,828	1,855
Clipper Acquisitions Corp. Tranche B, 3.000%, 2/6/20	996	977
Delos Finance S.A.R.L. 3.500%, 3/6/21	6,026	5,962
Guggenheim Partners LLC 4.250%, 7/22/20	2,970	2,954
Home Loan Servicing Solutions Ltd. 4.500%, 6/26/20	3,950	3,901
iStar Financial, Inc. Tranche A-2, 7.000%, 3/19/17	407	418
National Financial Partners LLC 4.500%, 7/1/20	2,828	2,808
Ocean Rig 6.000%, 3/31/21	2,970	2,855
Realogy Corp.
Extended LOC, 4,000%, 10/10/16	206	204

See Notes to Financial Statements

48

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Tranche B, 3.750%, 3/5/20	$7,452	$7,331
SAM Finance Lux S.A.R.L. 4.250%, 12/17/20	2,859	2,853
Starwood Property Trust, Inc. 3.500%, 4/17/20	6,330	6,247
Trans Union LLC 2014 Replacement, 4.000%, 4/9/21	5,267	5,193
Walter Investment Management Corp. Tranche B 4.750%, 12/18/20	7,089	6,803

		61,794

Health Care—14.0%
Accellent, Inc. First Lien, 4.500%, 3/12/21	3,296	3,244
Akorn, Inc. Tranche B, 4.500%, 4/16/21	4,250	4,235
Alere, Inc. Tranche B, 4.250%, 6/30/17	2,598	2,582
American Renal Holdings, Inc.
Tranche B, First Lien, 4.500%, 8/20/19	2,504	2,471
Second Lien, 8.500%, 3/20/20	1,860	1,850
Amneal Pharmaceuticals LLC 5.375%, 11/1/19	2,869	2,869
AmSurg Corp. 3.750%, 7/16/21	1,204	1,194
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	792	796
Second Lien, 11.000%, 1/2/19	268	272
BSN Medical GmbH & Co. KG Tranche B-1B 4.000%, 8/28/19	1,979	1,975
Capsugel Holdings US, Inc. 3.500%, 8/1/18	4,080	4,010
CHG Healthcare Services, Inc. First Lien, 4.250%, 11/19/19	2,087	2,079
Community Health Systems, Inc. (CHS)
3.485%, 1/25/17	887	883
Tranche D, 4.250%, 1/27/21	3,730	3,724
ConvaTec, Inc. 4.000%, 12/22/16	1,531	1,525
CRC Health Corp. Tranche B, First Lien, 5.250%, 3/29/21	1,353	1,345
DaVita HealthCare Partners, Inc. Tranche B, 3.500%, 6/24/21	3,147	3,117
Drumm Investors LLC (Golden Living) 6.750%, 5/4/18	1,474	1,479
Emdeon, Inc. Tranche B-2, 3.750%, 11/2/18	3,043	3,013

	PAR VALUE	VALUE
Health Care—continued
Endo Luxembourg Finance S.A.R.L. Tranche B, 3.250%, 3/1/21	$920	$911
Envision Healthcare Corp. (aka Emergency Medical Services Corp.) 4.000%, 5/25/18	3,684	3,654
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	3,653	3,664
Hologic, Inc. Refinancing Tranche B, 3.250%, 8/1/19	2,682	2,660
Iasis Healthcare LLC Tranche B-2, 4.500%, 5/3/18	1,992	1,988
IMS Health, Inc. Tranche B, 3.500%, 3/17/21	5,331	5,231
INC Research LLC 4.250%, 7/12/18	2,392	2,377
InVentiv Health, Inc. Tranche B-4 7.750%, 5/15/18	2,887	2,869
Kinetic Concepts, Inc.
Tranche E-2, 3.500%, 11/4/16	937	927
Tranche E-1, 4.000%, 5/4/18	577	570
Mallinckrodt International S.A. Tranche B-1, 3.500%, 3/19/21	292	288
Tranche B, 3.500%, 3/19/21	2,775	2,737
Medpace Holdings, Inc. 4.750%, 4/1/21	3,383	3,391
MMM Holdings, Inc. 9.750%, 12/12/17	414	413
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	301	301
Multiplan, Inc. Tranche B-1, 4.000%, 3/31/21	3,650	3,571
National Mentor Holdings, Inc. Tranche B, 4.750%, 1/31/21	751	746
National Surgical Hospitals, Inc. 5.250%, 8/1/19	1,404	1,403
NBTY, Inc. Tranche B-2, 3.500%, 10/1/17	2,782	2,733
NVA Holdings, Inc.
First Lien, 4.750%, 8/14/21	423	422
Second Lien 8.000%, 8/14/22	986	984
Ortho-Clinical Diagnostics, Inc. 4.750%, 6/30/21	3,344	3,309
Par Pharmaceutical Tranche B-2, 4.000%, 9/30/19	1,742	1,710
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC) 4.000%, 12/5/18	1,965	1,949

	PAR VALUE	VALUE
Health Care—continued
PharMEDium Healthcare Corp.
First Lien, 4.250%, 1/28/21	$3,686	$3,621
Second Lien, 7.750%, 1/28/22	540	536
PRA Holdings, Inc. 4.500%, 9/23/20	2,970	2,950
Quintiles Transnational Corp. Tranche B-3, 3.750%, 6/8/18	4,550	4,491
Regional Care, Inc. (RCHP, Inc.) First Lien, 6.000%, 4/23/19	3,004	3,014
Rexam Healthcare LLC (Devix) 4.250%, 5/3/21	1,881	1,871
Salix Pharmaceuticals Ltd. First Lien, 4.250%, 1/2/20	2,464	2,461
Surgery Center Holdings, Inc.
First Lien, 6.000%, 4/11/19	1,271	1,274
Second Lien, 9.750%, 4/10/20	1,800	1,805
0.000%, 7/24/20(5)	656	655
0.000%, 7/23/21(5)	1,693	1,672
Surgical Care Affiliates LLC Tranche C, 4.000%, 6/29/18	3,430	3,402
U.S. Renal Care, Inc. Tranche B-2, First Lien, 4.250%, 7/3/19	3,012	2,982
United Surgical Partners Tranche B 4.750%, 4/3/19	2,079	2,080
Valeant Pharmaceuticals International, Inc.
Series D-2, Tranche B, 3.750%, 2/13/19	2,158	2,138
Series C2, Tranche B 3.750%, 12/11/19	2	2
3.750%, 8/5/20	3,981	3,940

		130,365

Industrials—11.6%
Air Canada 5.500%, 9/26/19	4,254	4,313
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	110	111
Allied Security Holdings LLC
First Lien, 4.250%, 2/12/21	1,391	1,377
Second Lien, 8.000%, 8/13/21	688	679
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	7,560	7,445
Brickman Group Holdings, Inc. First Lien, 4.000%, 12/18/20	3,860	3,784

See Notes to Financial Statements

49

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Brock Holdings Ill, Inc.
First Lien, 6.000%, 3/16/17	$3,918	$3,839
Second Lien, 10.000%, 3/16/18	450	443
Ceridian Corp. Tranche B-2, 4.500%, 5/9/17	2,379	2,356
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	379	386
Commercial Barge Line Co. First Lien, 7.500%, 9/22/19	2,670	2,685
CPI International, Inc. 4.250%, 11/17/17	3,778	3,753
DynCorp International, Inc. 6.250%, 7/7/16	2,372	2,363
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	2,075	2,083
Harland Clarke Holdings Corp.
Tranche B-3, 7.000%, 5/22/18	2,168	2,195
Tranche B-4, 6.000%, 8/4/19	1,287	1,297
HD Supply, Inc. Term Loan 2014, 4.000%, 6/28/18	4,243	4,203
HHI Holdings LLC 5.000%, 10/5/18	936	936
Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.) 4.250%, 6/30/21	3,291	3,249
International Equipment Solutions Global B.V. 6.750%, 8/16/19	2,972	2,974
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.)
4.750%, 10/25/19	2,847	2,839
4.750%, 10/25/19	113	113
Second Lien, 8.250%, 10/26/20	970	973
McJunkin Red Man Corp. 6.250%, 11/8/19	1,544	1,546
Navistar, Inc. Tranche B, 5.750%, 8/17/17	1,319	1,326
Nortek, Inc. 3.750%, 10/30/20	3,969	3,921
OPE USIC Holdings, Inc. 4.000%, 7/10/20	4,027	3,952
Ply Gem Industries, Inc. 4.000%, 2/1/21	934	919
Quikrete Co., Inc. First Lien, 4.000%, 9/28/20	2,848	2,820
Rexnord LLC Tranche B, 4.000%, 8/21/20	4,950	4,878
Sedgwick, Inc. First Lien, 3.750%, 3/1/21	7,861	7,628
Second Lien 0.000%, 2/28/22(5)	2,510	2,458
Spin Holdco, Inc. First Lien, 4.250%, 11/14/19	4,923	4,846

	PAR VALUE	VALUE
Industrials—continued
Spirit Aerosystems, Inc. Tranche B, 3.250%, 9/15/20	$3,886	$3,859
TransDigm, Inc.
Tranche C, 3.750%, 2/28/20	7,924	7,803
Tranche D, 3.750%, 6/4/21	2,668	2,625
United Airlines, Inc. (Continental Airlines, Inc.) Tranche B-1, 3.750%, 9/15/21	4,298	4,257
WireCo Worldgroup, Inc. 6.000%, 2/15/17	437	440

		107,674

Information Technology—12.8%
Allflex Holdings III, Inc.
First Lien, 4.250%, 7/17/20	4,950	4,915
Second Lien, 8.000%, 7/19/21	789	786
Applied Systems, Inc.
4.250%, 1/25/21	592	586
Second Lien, 7.500%, 1/24/22	207	207
Avago Technologies Cayman Ltd. 3.750%, 5/6/21	6,541	6,491
Blue Coat Systems, Inc.
4.000%, 5/31/19	2,987	2,939
Second Lien, 9.500%, 6/26/20	3,154	3,154
CCC Information Services 4.000%, 12/20/19	2,906	2,878
CDW LLC 3.250%, 4/29/20	8,236	8,053
Deltek, Inc. Second Lien, 10.000%, 10/10/19	2,629	2,671
Electronic Funds Source LLC 5.500%, 5/29/21	4,224	4,223
Evergreen Skills Lux S.A.R.L. (Skillsoft Corp.)
4.500%, 4/28/21	3,800	3,737
Second Lien, 7.750%, 4/28/22	2,515	2,430
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	3,675	3,678
First Data Corp.
3.655%, 3/23/18	10,874	10,680
Tranche 2021, 4.155%, 3/24/21	4,381	4,327
Freescale Semiconductor, Inc. Tranche B-4, 5.000%, 1/15/21	1,980	1,976
Genpact Ltd. 3.500%, 8/30/19	3,817	3,797
Infinity Acquisition Ltd. 4.250%, 8/6/21	3,400	3,329
Infor (U.S.), Inc. Tranche B-3, 3.750%, 6/3/20	4,419	4,328
Tranche B-5, 3.750%, 6/3/20	3,544	3,470

	PAR VALUE	VALUE
Information Technology—continued
Information Resources, Inc. 4.750%, 9/30/20	$1,111	$1,113
Interactive Data Corp. 4.750%, 5/2/21	4,200	4,188
ION Trading Technologies S.A.R.L. 4.250%, 6/10/21	1,124	1,113
IPC Systems, Inc. First Lien, 6.000%, 11/8/20	1,907	1,913
Kronos, Inc.
First Lien, 4.500%, 10/30/19	568	565
Second Lien, 9.750%, 4/30/20	4,320	4,460
Lanyon Solutions, Inc. First Lien, 5.500%, 11/13/20	2,893	2,878
Mitchell International, Inc.
4.500%, 10/13/20	3,186	3,161
Second Lien, 8.500%, 10/11/21	3,057	3,061
Presidio, Inc. 5.000%, 3/31/17	1,854	1,856
RP Crown Parent LLC
First Lien, 6.000%, 12/21/18	2,223	2,170
Second Lien, 11.250%, 12/21/19	3,333	3,185
SRA International, Inc. 6.500%, 7/20/18	1,157	1,159
Sungard Availability Services Capital, Inc. Tranche B, 6.000%, 3/29/19	4,058	3,765
Travelport LLC 6.000%, 9/2/21	2,096	2,097
Vision Solutions, Inc. First Lien, 6.000%, 7/23/16	2,072	2,067
Wall Street Systems, Inc. 4.500%, 4/30/21	1,883	1,871

		119,277

Materials—7.0%
American Builders & Contractors Supply Co., Inc. Tranche B, 3.500%, 4/16/20	5,940	5,834
Anchor Glass Container Corp. 4.250%, 6/30/21	6,400	6,357
Ardagh Packaging Finance plc 4.000%, 12/17/19	872	861
AZ Chem US, Inc. First Lien, 5.750%, 6/11/21	1,681	1,682
Berlin Packaging, Inc. S.A.R.L.
First Lien, 5.750%, 4/2/19	2,475	2,476
0.000%, 9/24/21(5)	1,846	1,846
0.000%, 9/23/22(5)	258	260
Berry Plastics Groups, Inc.
Tranche D, 3.500%, 2/8/20	4,578	4,468
Tranche E, 3.750%, 1/6/21	2,024	1,982
CEMEX Espana S.A. Tranche A-1, 4.654%, 2/14/17	819	817

See Notes to Financial Statements

50

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Materials—continued
Distribution International, Inc. 7.500%, 7/16/19(6)	$1,975	$1,980
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 12.250%, 11/15/14(7)	1,916	1,923
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	4,959	4,862
Houghton International, Inc. Holding Corp.
First Lien, 4.000%, 12/20/19	1,670	1,656
Second Lien, 9.500%, 12/21/20	630	637
Huntsman International LLC 3.750%, 8/12/21	4,000	3,965
Ineos Group Holdings, Inc. 3.750%, 5/4/18	9,091	8,921
Minerals Technologies, Inc. 4.000%, 5/7/21	3,690	3,667
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	2,252	2,198
Solenis International LP 4.250%, 7/31/21	2,344	2,307
Univar, Inc. Tranche B, 5.000%, 6/30/17	1,347	1,335
W.R. Grace & Co.
Delayed Draw, 1.000%, 2/3/21	1,247	1,240
3.000%, 2/3/21	3,475	3,454

		64,728

Telecommunication Services—4.5%
Cincinnati Bell, Inc. Tranche B, 4.000%, 9/10/20	3,218	3,193
Crown Castle Operating Co. Tranche B-2, 3.000%, 1/31/21	2,657	2,628
Global Tel*Link Corp.
First Lien, 5.000%, 5/22/20	1,842	1,830
Second Lien, 9.000%, 11/23/20	660	656
Hawaiian Telcom Communications, Inc. 5.000%, 6/6/19	1,970	1,973
Integra Telecom Holdings, Inc.
Tranche B, 5.250%, 2/22/19	1,175	1,170
Second Lien, 9.750%, 2/21/20	449	451
Level 3 Financing, Inc.
Tranche B-III 2019, 4.000%, 8/1/19	3,875	3,812
Tranche B, 4.000%, 1/15/20	3,388	3,333

	PAR VALUE	VALUE
Telecommunication Services—continued
SBA Communications Tranche B-1A, 3.250%, 3/24/21	$3,777	$3,705
Securus Technologies Holdings, Inc.
First Lien, 4.750%, 4/30/20	2,376	2,357
Second Lien, 9.000%, 4/30/21	685	682
Telesat Canada, Inc. Tranche B-2, 3.500%, 3/28/19	3,734	3,677
West Corp. Tranche B-10, 3.250%, 6/30/18	2,203	2,159
Windstream Corp. Tranche B-4, 3.500%, 1/23/20	3,212	3,180
XO Communications LLC 4.250%, 3/20/21	4,711	4,670
Zayo Group LLC 4.000%, 7/2/19	2,664	2,631

		42,107

Utilities—2.8%
Atlantic Power LP 4.750%, 2/24/21	1,166	1,158
Calpine Construction Finance Co. LP
Tranche B-1, 3.000%, 5/3/20	5,099	4,944
Tranche B-2, 3.250%, 1/31/22	3,857	3,760
Energy Future Holdings 4.250%, 6/19/16(7)	2,000	1,994
ExGen Renewables I LLC 5.250%, 2/6/21	1,059	1,070
NRG Energy, Inc. 2.750%, 7/1/18	5,347	5,254
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.650%, 10/10/17(7)	9,165	6,807
TPF II LC, LLC 0.000%, 9/29/21(5)	1,385	1,384

		26,371
TOTAL LOAN AGREEMENTS (Identified Cost $920,926)		911,524
TOTAL LONG-TERM INVESTMENTS—106.2%
(Identified Cost $996,630)		987,460	(8)
TOTAL INVESTMENTS—106.2% (Identified Cost $996,630)		987,460	(1)
Other assets and liabilities, net—(6.2)%		(57,864)

NET ASSETS—100.0%		$929,596

Abbreviations:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2014.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $38,657 or 4.2% of net assets.
(4)	100% of the income received was in cash.
(5)	This loan will settle after September 30, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(6)	Illiquid security.
(7)	Security in default, interest payments are being received during the bankruptcy proceedings.
(8)	All or a portion of the Fund’s assets has been segregated as collateral for delay delivery settlements and leverage.

Foreign Currencies:

BRL	Brazilian Real

Country Weightings (Unaudited)†
United States	90%
Luxembourg	3
Canada	2
Australia	1
Bermuda	1
Singapore	1
United Kingdom	1
Other	1
Total	100%
† % of total investments as of September 30, 2014

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

51

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$1,340	$1,340
Corporate Bonds	73,072	73,072
Loan Agreements	911,524	911,524
Mortgage-Backed Securities	1,524	1,524

Total Investments	$987,460	$987,460

There are no Level 1 (quoted prices) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities	Common Stocks
Investments in Securities
Balance as of September 30, 2013:	$793	$793	$—	(c)
Accrued discount/(premium)	—	—	—
Realized gain (loss)	15	15	—
Change in unrealized appreciation (depreciation)	6	6	—
Purchases	—	—
Sales(b)	(814)	(814)	—	(c)
Transfers into Level 3(a)	—	—	—
Transfers from Level 3(a)	—	—	—

Balance as of September 30, 2014:	$—	$—	$—

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Includes internally fair valued security priced at zero ($0).

See Notes to Financial Statements

52

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.8%

Consumer Discretionary—35.8%
Amazon.com, Inc.(2)	2,546	$821
AMC Networks, Inc. Class A(2)	13,965	816
American Eagle Outfitters, Inc.	56,219	816
Apollo Group, Inc. Class A(2)	32,479	817
AutoNation, Inc.(2)	16,826	847
Buckle, Inc. (The)(3)	18,180	825
Cabela’s, Inc.(2)	13,949	822
Cablevision Systems Corp. Class A	45,110	790
Carnival Corp.	20,339	817
CBS Corp. Class B	14,969	801
Choice Hotels International, Inc.	15,882	826
Columbia Sportswear Co.	22,334	799
Comcast Corp. Class A	14,986	806
Dick’s Sporting Goods, Inc.	18,859	828
Dillard’s, Inc. Class A	7,389	805
Discovery Communications, Inc.(2)	21,869	815
DISH Network Corp. Class A(2)	13,087	845
DSW, Inc. Class A	27,439	826
Expedia, Inc.	9,812	860
Family Dollar Stores, Inc.	10,554	815
Federal-Mogul Corp.(2)	52,171	776
Fossil Group, Inc.(2)	8,585	806
Gap, Inc. (The)	19,264	803
Garmin Ltd.(3)	16,244	845
Horton (D.R.), Inc.	38,725	795
Hyatt Hotels Corp. Class A(2)	13,361	809
International Speedway Corp. Class A	26,005	823
L Brands, Inc.	12,441	833
Lands’ End, Inc.(2)(3)	19,259	792
Las Vegas Sands Corp.	13,498	840
Lennar Corp. Class A	20,566	799
Liberty Global plc Class C(2)	19,617	805
Liberty Interactive Corp. Class A(2)	29,559	843
Liberty Media Corp.(2)	17,565	825
Liberty Tripadvisor Holdings, Class A(2)	24,340	825
Liberty Ventures Class A(2)	22,321	847
Madison Square Garden Co. (The)(2)	12,287	812
Marriott International, Inc.	11,623	812
Marriott Vacations Worldwide Corp.(2)	13,095	830
MGM Resorts International(2)	36,213	825
Mohawk Industries, Inc.(2)	6,051	816
Morningstar, Inc.	12,164	826
News Corp. Class A(2)	48,624	795
NIKE, Inc. Class B	10,291	918
Nordstrom, Inc.	12,168	832
Papa John’s International, Inc.	20,360	814
Penske Automotive Group, Inc.	19,894	807
Ralph Lauren Corp.	4,847	798
Sears Holdings Corp.(2)(3)	29,727	750
Sears Hometown and Outlet Stores, Inc.(2)(3)	52,239	810

	SHARES	VALUE
Consumer Discretionary—continued
Starbucks Corp.	11,147	$841
Starz – Liberty Capital Class A(2)	27,848	921
Tesla Motors, Inc.(2)	3,291	799
Twenty-First Century Fox, Inc. Class A	24,098	826
Under Armour, Inc. Class A(2)	12,321	851
Urban Outfitters, Inc.(2)	22,060	810
Viacom, Inc. Class B	10,631	818
Wendy’s Co. (The)	100,706	832
Wynn Resorts Ltd.	4,502	842

		48,448

Consumer Staples—4.9%
Boston Beer Co., Inc. (The) Class A(2)	3,791	841
Brown-Forman Corp. Class B	9,050	817
Estee Lauder Cos., Inc. (The) Class A	11,064	827
Harbinger Group, Inc.(2)	63,509	833
Lancaster Colony Corp.	9,632	821
Monster Beverage Corp.(2)	9,091	833
PriceSmart, Inc.	9,555	818
Tootsie Roll Industries, Inc.	29,708	832

		6,622

Energy—6.5%
Chesapeake Energy Corp.	34,001	782
Continental Resources, Inc.(2)	12,345	821
CVR Energy, Inc.(3)	18,070	808
Exterran Holdings, Inc.	18,624	825
Halcon Resources Corp.(2)(3)	196,760	779
Hess Corp.	8,576	809
RPC, Inc.	38,534	846
Talisman Energy, Inc.	88,704	767
Transocean Ltd.(3)	24,662	788
W&T Offshore, Inc.	67,956	748
Western Refining, Inc.	19,740	829

		8,802

Financials—18.2%
Altisource Portfolio Solutions SA(2)(3)	8,170	824
American Financial Group, Inc.	14,150	819
AmTrust Financial Services, Inc.	21,400	852
Berkley (W.R.) Corp.	17,317	828
Berkshire Hathaway, Inc. Class B(2)	5,939	820
BOK Financial Corp.	12,193	811
Boston Properties, Inc.	7,129	825
Brown & Brown, Inc.	25,418	817
Charles Schwab Corp. (The)	27,593	811
Credit Acceptance Corp.(2)	6,610	833
Equity Lifestyle Properties, Inc.	19,520	827
Equity Residential	13,276	818
Erie Indemnity Co. Class A	10,749	815
First Citizens BancShares, Inc. Class A	3,829	829
Franklin Resources, Inc.	15,072	823

	SHARES	VALUE
Financials—continued
Gaming and Leisure Properties, Inc.	25,902	$800
Greenlight Capital Re Ltd. Class A(2)	25,184	816
Hilltop Holdings, Inc.(2)	40,746	817
Host Hotels & Resorts, Inc.	38,902	830
Howard Hughes Corp. (The)(2)	5,540	831
Leucadia National Corp.	33,396	796
Loews Corp.	19,598	816
Mercury General Corp.	16,928	826
Ocwen Financial Corp.(2)	30,354	795
Raymond James Financial, Inc.	15,140	811
Simon Property Group, Inc.	5,015	825
Taubman Centers, Inc.	11,255	822
Vornado Realty Trust	8,215	821
Washington Prime Group, Inc.	47,951	838
WisdomTree Investments, Inc.(2)(3)	72,988	832

		24,628

Health Care—4.9%
Akorn, Inc.(2)	23,011	835
Bruker Corp.(2)	43,262	801
Cerner Corp.(2)	14,093	839
Halozyme Therapeutics, Inc.(2)(3)	84,283	767
Hologic, Inc.(2)	33,815	823
MannKind Corp.(2)(3)	136,771	808
Opko Health, Inc.(2)(3)	99,885	850
Pharmacyclics, Inc.(2)	7,003	822

		6,545

Industrials—10.2%
Air Lease Corp.	24,248	788
American Railcar Industries, Inc.(3)	10,879	804
Cintas Corp.	12,407	876
Colfax Corp.(2)	13,675	779
Covanta Holding Corp.	38,348	814
Danaher Corp.	10,653	809
FedEx Corp.	5,216	842
Grainger (W.W.), Inc.	3,270	823
Heartland Express, Inc.	34,413	825
Illinois Tool Works, Inc.	9,505	802
MasTec, Inc.(2)	26,371	807
MSC Industrial Direct Co., Inc. Class A	9,409	804
Navistar International Corp.(2)	23,382	770
Rollins, Inc.	28,142	824
Timken Co. (The)	18,919	802
Werner Enterprises, Inc.	33,139	835
XPO Logistics, Inc.(2)(3)	21,278	802

		13,806

Information Technology—14.0%
Amkor Technology, Inc.(2)	92,044	774
Anixter International, Inc.	9,596	814
Broadcom Corp. Class A	20,596	833
eBay, Inc.(2)	15,618	884
EchoStar Corp. Class A(2)	16,446	802

See Notes to Financial Statements

53

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
Information Technology—continued
Google, Inc. Class C(2)	1,417	$818
IAC/InterActiveCorp.	12,361	815
Intuit, Inc.	9,650	846
Marvell Technology Group Ltd.	61,448	828
Mentor Graphics Corp.	38,397	787
National Instruments Corp.	26,398	817
Nuance Communications, Inc.(2)	53,727	828
Oracle Corp.	21,230	813
Paychex, Inc.	19,420	858
Pegasystems, Inc.	41,469	793
QUALCOMM, Inc.	10,866	812
Rackspace Hosting, Inc.(2)	26,409	860
RealPage, Inc.(2)	53,809	834
Salesforce.com, Inc.(2)	14,503	834
SS&C Technologies Holdings, Inc.(2)	18,592	816
Syntel Co.(2)	9,516	837
TeleTech Holdings, Inc.(2)	32,879	808
Yahoo!, Inc.(2)	21,113	860

		18,971

Materials—5.3%
Airgas, Inc.	7,365	815
Huntsman Corp.	30,473	792

	SHARES	VALUE
Materials—continued
LyondellBasell Industries N.V. Class A	7,468	$812
NewMarket Corp.	2,089	796
Novagold Resources, Inc.(2)(3)	259,697	787
Scotts Miracle-Gro Co. (The) Class A	14,880	818
Silgan Holdings, Inc.	17,404	818
Timkensteel Corp.	17,174	798
Westlake Chemical Corp.	8,971	777

		7,213
TOTAL COMMON STOCKS (Identified Cost $126,960)		135,035
TOTAL LONG-TERM INVESTMENTS—99.9%
(Identified Cost $126,960)		135,035

SHORT-TERM INVESTMENTS—0.3%

Money Market Mutual Funds—0.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.080%)	428,774	429
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $429)		429

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—8.3%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.060%)(4)	11,155,298	$11,155
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $11,155)		11,155
TOTAL INVESTMENTS—108.4% (Identified Cost $138,544)		146,619	(1)
Other assets and liabilities, net—(8.4)%		(11,309)

NET ASSETS—100.0%		$135,310

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$135,035	$135,035
Securities Lending Collateral	11,155	11,155
Short-Term Investments	429	429

Total Investments	$146,619	$146,619

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

54

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

(Reported in thousands except shares and per share amounts)

	Bond Fund		CA Tax-Exempt Bond		High Yield Fund		Low Volatility Equity Fund

Assets
Investment in securities at value(1)	$76,205		$32,451		$81,832		$2,276
Cash	51		396		118		3
Deposits with prime broker for options written	—		—		—		2
Receivables
Investment securities sold	292		—		298		—
Fund shares sold	240		2		28		1
Receivable from adviser	—		5		—		36
Dividends and interest receivable	819		402		1,307		—	(4)
Tax reclaims	—		—		—	(4)	—
Prepaid expenses	24		13		29		18
Prepaid trustee retainer	—	(4)	—	(4)	—	(4)	—	(4)

Total assets	77,631		33,269		83,612		2,336

Liabilities
Written options outstanding at value (Note 6)(2)	—		—		—		—	(4)
Payables
Fund shares repurchased	244		12		71		—	(4)
Investment securities purchased	636		—		2,034		—
Dividend distributions	37		30		71		—
Investment advisory fees	13		—		31		—
Distribution and service fees	17		4		18		—	(4)
Administration fees	8		4		9		1
Transfer agent fees and expenses	19		4		27		—	(4)
Trustees’ fees and expenses	—	(4)	—	(4)	—	(4)	—	(4)
Professional fees	31		31		37		19
Other accrued expenses	7		2		8		1

Total liabilities	1,012		87		2,306		21

Net Assets	$76,619		$33,182		$81,306		$2,315

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$79,316		$29,817		$103,992		$2,028
Accumulated undistributed net investment income (loss)	(4)		46		113		7
Accumulated undistributed net realized gain (loss)	(3,150)		1,085		(22,910)		(52)
Net unrealized appreciation (depreciation) on investments	457		2,234		111		332

Net Assets	$76,619		$33,182		$81,306		$2,315

Class A
Net asset value (net assets/shares outstanding) per share	$11.43		$12.51		$4.35		$11.71
Maximum offering price per share NAV/(1-2.75%)	$—		$12.86		$—		$—
Maximum offering price per share NAV/(1-3.75%)	$11.87		$—		$4.52		$—
Maximum offering price per share NAV/(1-5.75%)	$—		$—		$—		$12.42
Shares of beneficial interest outstanding, no par value(3), unlimited authorization	4,691,497		1,736,994		16,342,912		41,409
Net Assets	$53,603		$21,729		$71,042		$485
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$11.14		$—		$4.24		$—
Shares of beneficial interest outstanding, no par value(3), unlimited authorization	20,904		—		24,984		—
Net Assets	$233		$—		$106		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$11.19		$—		$4.28		$11.64
Shares of beneficial interest outstanding, no par value(3), unlimited authorization	564,590		—		943,123		25,030
Net Assets	$6,315		$—		$4,038		$291
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.59		$12.49		$4.35		$11.73
Shares of beneficial interest outstanding, no par value(3), unlimited authorization	1,420,475		917,294		1,408,213		131,148
Net Assets	$16,468		$11,453		$6,120		$1,539

(1) Investment in securities at cost	$75,746		$30,217		$81,721		$1,945
(2) Written options premiums received	—		—		—		(1)
(3) All Funds with the exception of the Bond Fund have no par value. Bond Fund has a par value of $1.00.
(4) Amount less than $500.

See Notes to Financial Statements

55

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2014

(Reported in thousands except shares and per share amounts)

	Multi-Sector Intermediate Bond Fund		Senior Floating Rate Fund	Wealth Masters Fund

Assets
Investment in securities at value(1)(3)	$363,509		$987,460	$146,619
Foreign currency at value(2)	—	(4)	—	—
Cash	435		—	—
Receivables
Investment securities sold	4,270		45,986	7,956
Fund shares sold	738		1,431	595
Dividends and interest receivable	4,903		4,546	122
Tax reclaims	1		—	—
Prepaid expenses	37		42	36
Prepaid trustee retainer	2		6	1

Total assets	373,895		1,039,471	155,329

Liabilities
Cash overdraft	—		1,592	—
Payables
Fund shares repurchased	561		5,670	98
Investment securities purchased	7,431		43,882	8,573
Borrowings (Note 12)	—		57,000	—
Collateral on securities loaned	—		—	11,155
Dividend distributions	268		556	—
Investment advisory fees	166		468	69
Distribution and service fees	108		212	37
Administration fees	37		95	14
Transfer agent fees and expenses	108		248	26
Trustees’ fees and expenses	1		1	—	(4)
Professional fees	37		38	28
Interest payable on line of credit	—		12	—
Other accrued expenses	25		101	19

Total liabilities	8,742		109,875	20,019

Net Assets	$365,153		$929,596	$135,310

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$362,654		$936,363	$127,153
Accumulated undistributed net investment income (loss)	(55)		350	152
Accumulated undistributed net realized gain (loss)	4,590		2,053	(70)
Net unrealized appreciation (depreciation) on investments	(2,036)		(9,170)	8,075

Net Assets	$365,153		$929,596	$135,310

Class A
Net asset value (net assets/shares outstanding) per share	$10.70		$9.72	$14.50
Maximum offering price per share NAV/(1–2.75%)	$—		$9.99	$—
Maximum offering price per share NAV/(1–3.75%)	$11.12		$—	$—
Maximum offering price per share NAV/(1–5.75%)	$—		$—	$15.38
Shares of beneficial interest outstanding, no par value, unlimited authorization	11,160,277		30,314,994	3,852,722
Net Assets	$119,423		$294,617	$55,881
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$10.67		$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	502,144		—	—
Net Assets	$5,360		$—	$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.79		$9.73	$14.32
Shares of beneficial interest outstanding, no par value, unlimited authorization	8,903,051		18,239,547	2,131,293
Net Assets	$96,072		$177,485	$30,511
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.71		$9.71	$14.56
Shares of beneficial interest outstanding, no par value, unlimited authorization	13,478,403		47,112,468	3,360,626
Net Assets	$144,298		$457,494	$48,918

(1) Investment in securities at cost	$365,519		$996,630	$138,544
(2) Foreign currency at cost	—	(4)	—	—
(3) Market value of securities on loan	—		—	10,623
(4) Amount less than $500.

See Notes to Financial Statements

56

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

	Bond Fund	CA Tax-Exempt Bond	High Yield Fund	Low Volatility Equity Fund

Investment Income
Dividends	$35	$—	$86	$40
Interest	3,926	1,808	5,989	—
Foreign taxes withheld	(3)	—	—	—

Total investment income	3,958	1,808	6,075	40

Expenses
Investment advisory fees	361	188	590	19
Service fees, Class A	140	56	203	1
Distribution and service fees, Class B	3	—	1	—
Distribution and service fees, Class C	63	—	36	2
Administration fees	97	51	110	3
Transfer agent fees and expenses	106	29	138	1
Registration fees	54	29	57	56
Printing fees and expenses	9	4	11	1
Custodian fees	6	2	7	1
Professional fees	32	45	38	23
Trustees’ fees and expenses	3	2	4	— (1)
Miscellaneous expenses	11	3	11	2

Total expenses	885	409	1,206	109
Less expenses reimbursed and/or waived by investment adviser	(197)	(103)	(150)	(81)

Net expenses	688	306	1,056	28

Net investment income (loss)	3,270	1,502	5,019	12

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	387	1,095	2,459	(27)
Net realized gain (loss) on foreign currency transactions	(1)	—	(3)	—
Net realized gain (loss) on written options	—	—	—	(17)
Net change in unrealized appreciation (depreciation) on investments	1,223	1,137	(680)	299
Net change in unrealized appreciation (depreciation) on foreign currency translation	(2)	—	— (1)	—
Net change in unrealized appreciation (depreciation) on written options	—	—	—	(2)

Net gain (loss) on investments	1,607	2,232	1,776	253

Net increase (decrease) in net assets resulting from operations	$4,877	$3,734	$6,795	$265

(1) Amount is less than $500.

See Notes to Financial Statements

57

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

	Multi-Sector Intermediate Bond Fund	Senior Floating Rate Fund	Wealth Masters Fund

Investment Income
Dividends	$253	$61	$1,481
Interest	21,991	50,537	—
Security lending	—	—	163
Foreign taxes withheld	(16)	—	(5)

Total investment income	22,228	50,598	1,639

Expenses
Investment advisory fees	2,002	6,086	903
Service fees, Class A	413	995	94
Distribution and service fees, Class B	64	—	—
Distribution and service fees, Class C	981	1,910	168
Administration fees	438	1,223	128
Transfer agent fees and expenses	453	1,116	126
Interest expense and fees	—	366	—
Registration fees	83	117	70
Printing fees and expenses	35	88	11
Custodian fees	23	25	7
Professional fees	41	46	29
Trustees’ fees and expenses	15	41	3
Miscellaneous expenses	34	360	5

Total expenses	4,582	12,373	1,544
Less expenses reimbursed and/or waived by investment adviser	—	—	(8)

Total expenses	4,582	12,373	1,536

Net investment income (loss)	17,646	38,225	103

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,320	2,056	51
Net realized gain (loss) on foreign currency transactions	(39)	(33)	—
Net change in unrealized appreciation (depreciation) on investments	(587)	(9,946)	7,065
Net change in unrealized appreciation (depreciation) on foreign currency translation	(27)	— (1)	—

Net gain (loss) on investments	3,667	(7,923)	7,116

Net increase (decrease) in net assets resulting from operations	$21,313	$30,302	$7,219

(1) Amount is less than $500.

See Notes to Financial Statements

58

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Bond Fund		CA Tax-Exempt Bond
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$3,270	$3,822	$1,502	$1,887
Net realized gain (loss)	386	2,962	1,095	945
Net change in unrealized appreciation (depreciation)	1,221	(6,514)	1,137	(3,790)

Increase (decrease) in net assets resulting from operations	4,877	270	3,734	(958)

From Distributions to Shareholders
Net investment income, Class A	(2,272)	(2,348)	(757)	(872)
Net investment income, Class B	(11)	(16)	—	—
Net investment income, Class C	(214)	(252)	—	—
Net investment income, Class I	(759)	(1,086)	(724)	(990)
Net realized short-term gains, Class A	—	—	(7)	—
Net realized short-term gains, Class I	—	—	(8)	—
Net realized long-term gains, Class A	—	—	(437)	(386)
Net realized long-term gains, Class I	—	—	(501)	(385)

Decrease in net assets from distributions to shareholders	(3,256)	(3,702)	(2,434)	(2,633)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(4,781)	(8,371)	(1,622)	(4,460)
Change in net assets from share transactions, Class B	(175)	(310)	—	—
Change in net assets from share transactions, Class C	(620)	(1,638)	—	—
Change in net assets from share transactions, Class I	(5,975)	(6,514)	(15,134)	(753)

Increase (decrease) in net assets from share transactions	(11,551)	(16,833)	(16,756)	(5,213)

Net increase (decrease) in net assets	(9,930)	(20,265)	(15,456)	(8,804)

Net Assets
Beginning of period	86,549	106,814	48,638	57,442

End of period	$76,619	$86,549	$33,182	$48,638

Accumulated undistributed net investment income (loss) at end of period	$(4)	$51	$46	$25

See Notes to Financial Statements

59

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	High Yield Fund		Low Volatility Equity Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	From Inception June 11, 2013 to September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$5,019	$6,230	$12	$10
Net realized gain (loss)	2,456	3,629	(44)	(8)
Net change in unrealized appreciation (depreciation)	(680)	(3,657)	297	35

Increase (decrease) in net assets resulting from operations	6,795	6,202	265	37

From Distributions to Shareholders
Net investment income, Class A	(4,402)	(5,953)	(1)	—
Net investment income, Class B	(5)	(11)	—	—
Net investment income, Class C	(170)	(174)	(1)	—
Net investment income, Class I	(333)	(58)	(13)	—

Decrease in net assets from distributions to shareholders	(4,910)	(6,196)	(15)	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(10,859)	(18,586)	316	134
Change in net assets from share transactions, Class B	(28)	(179)	—	—
Change in net assets from share transactions, Class C	697	381	138	127
Change in net assets from share transactions, Class I	211	5,724	13	1,300

Increase (decrease) in net assets from share transactions	(9,979)	(12,660)	467	1,561

Net increase (decrease) in net assets	(8,094)	(12,654)	717	1,598

Net Assets
Beginning of period	89,400	102,054	1,598	—

End of period	$81,306	$89,400	$2,315	$1,598

Accumulated undistributed net investment income (loss) at end of period	$113	$—	$7	$10

See Notes to Financial Statements

60

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Multi-Sector Intermediate Bond Fund		Senior Floating Rate Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$17,646	$21,269	$38,225	$26,801
Net realized gain (loss)	4,281	5,423	2,023	1,303
Net change in unrealized appreciation (depreciation)	(614)	(17,487)	(9,946)	(2,563)

Increase (decrease) in net assets resulting from operations	21,313	9,205	30,302	25,541

From Distributions to Shareholders
Net investment income, Class A	(7,869)	(10,445)	(14,890)	(13,583)
Net investment income, Class B	(260)	(373)	—	—
Net investment income, Class C	(3,889)	(4,820)	(5,719)	(4,698)
Net investment income, Class I	(4,673)	(4,792)	(17,118)	(9,239)
Net realized short-term gains, Class A	(1,570)	(151)	—	(612)
Net realized short-term gains, Class B	(63)	(7)	—	—
Net realized short-term gains, Class C	(905)	(82)	—	(255)
Net realized short-term gains, Class I	(823)	(61)	—	(408)
Net realized long-term gains, Class A	(1,696)	(2,107)	—	(90)
Net realized long-term gains, Class B	(68)	(94)	—	—
Net realized long-term gains, Class C	(968)	(1,141)	—	(35)
Net realized long-term gains, Class I	(865)	(849)	—	(37)

Decrease in net assets from distributions to shareholders	(23,649)	(24,922)	(37,727)	(28,957)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(65,126)	(4,488)	(89,707)	130,677
Change in net assets from share transactions, Class B	(2,224)	(2,090)	—	—
Change in net assets from share transactions, Class C	(7,973)	105	(3,743)	88,171
Change in net assets from share transactions, Class I	59,707	15,325	79,900	289,471

Increase (decrease) in net assets from share transactions	(15,616)	8,852	(13,550)	508,319

Net increase (decrease) in net assets	(17,952)	(6,865)	(20,975)	504,903

Net Assets
Beginning of period	383,105	389,970	950,571	445,668

End of period	$365,153	$383,105	$929,596	$950,571

Accumulated undistributed net investment income (loss) at end of period	$(55)	$271	$350	$—

See Notes to Financial Statements

61

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Wealth Masters Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$103	$3
Net realized gain (loss)	51	27
Net change in unrealized appreciation (depreciation)	7,065	994

Increase (decrease) in net assets resulting from operations	7,219	1,024

From Distributions to Shareholders
Net investment income, Class A	—	—
Net investment income, Class C	—	—
Net investment income, Class I	(35)	(5)
Net realized short-term gains, Class A	(13)	(2)
Net realized short-term gains, Class C	(4)	(2)
Net realized short-term gains, Class I	(38)	(7)
Net realized long-term gains, Class A	(1)	(—	)(1)
Net realized long-term gains, Class C	— (1)	(—	)(1)
Net realized long-term gains, Class I	(1)	(—	)(1)

Decrease in net assets from distributions to shareholders	(92)	(16)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	48,771	4,610
Change in net assets from share transactions, Class C	28,200	1,509
Change in net assets from share transactions, Class I	(512)	43,566

Increase (decrease) in net assets from share transactions	76,459	49,685

Net increase (decrease) in net assets	83,586	50,693

Net Assets
Beginning of period	51,724	1,031

End of period	$135,310	$51,724

Accumulated undistributed net investment income (loss) at end of period	$152	$—

(1) Amount is less than $500.

See Notes to Financial Statements

62

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Bond Fund
Class A
10/1/13 to 9/30/14	$11.21	0.47	0.22	0.69	(0.47)	—	(0.47)	0.22	$11.43	6.18%	$53,603	0.85%		1.10%	4.08%	38%
10/1/12 to 9/30/13	11.61	0.43	(0.41)	0.02	(0.42)	—	(0.42)	(0.40)	11.21	0.17	57,286	0.85		1.07	3.75	107
10/1/11 to 9/30/12	10.96	0.35	0.67	1.02	(0.37)	—	(0.37)	0.65	11.61	9.34	67,804	0.85		1.02	3.12	210
10/1/10 to 9/30/11	11.18	0.46	(0.21)	0.25	(0.47)	—	(0.47)	(0.22)	10.96	2.39	64,449	0.85		1.04	4.16	169
10/1/09 to 9/30/10	10.57	0.46	0.62	1.08	(0.47)	—	(0.47)	0.61	11.18	10.42	67,147	0.84	(10)	0.98	4.26	160

Class B
10/1/13 to 9/30/14	$10.95	0.37	0.20	0.57	(0.38)	—	(0.38)	0.19	$11.14	5.27%	$233	1.60%		1.84%	3.34%	38%
10/1/12 to 9/30/13	11.34	0.33	(0.38)	(0.05)	(0.34)	—	(0.34)	(0.39)	10.95	(0.50)	401	1.60		1.82	2.95	107
10/1/11 to 9/30/12	10.71	0.27	0.64	0.91	(0.28)	—	(0.28)	0.63	11.34	8.48	727	1.60		1.77	2.43	210
10/1/10 to 9/30/11	10.93	0.37	(0.20)	0.17	(0.39)	—	(0.39)	(0.22)	10.71	1.64	1,171	1.60		1.80	3.38	169
10/1/09 to 9/30/10	10.34	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.93	9.60	2,812	1.59	(10)	1.72	3.50	160

Class C
10/1/13 to 9/30/14	$10.99	0.37	0.21	0.58	(0.38)	—	(0.38)	0.20	$11.19	5.34%	$6,315	1.60%		1.85%	3.33%	38%
10/1/12 to 9/30/13	11.38	0.34	(0.39)	(0.05)	(0.34)	—	(0.34)	(0.39)	10.99	(0.51)	6,825	1.60		1.82	2.99	107
10/1/11 to 9/30/12	10.75	0.26	0.65	0.91	(0.28)	—	(0.28)	0.63	11.38	8.55	8,756	1.60		1.77	2.36	210
10/1/10 to 9/30/11	10.96	0.37	(0.19)	0.18	(0.39)	—	(0.39)	(0.21)	10.75	1.63	7,984	1.60		1.79	3.41	169
10/1/09 to 9/30/10	10.37	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.96	9.57	8,663	1.59	(10)	1.73	3.50	160

Class I
10/1/13 to 9/30/14	$11.37	0.50	0.21	0.71	(0.49)	—	(0.49)	0.22	$11.59	6.35%	$16,468	0.60%		0.85%	4.33%	38%
10/1/12 to 9/30/13	11.76	0.47	(0.41)	0.06	(0.45)	—	(0.45)	(0.39)	11.37	0.49	22,037	0.60		0.82	3.98	107
10/1/11 to 9/30/12	11.10	0.39	0.66	1.05	(0.39)	—	(0.39)	0.66	11.76	9.64	29,527	0.60		0.77	3.39	210
10/1/10 to 9/30/11	11.30	0.49	(0.19)	0.30	(0.50)	—	(0.50)	(0.20)	11.10	2.67	76,169	0.60		0.79	4.39	169
10/1/09 to 9/30/10	10.68	0.49	0.62	1.11	(0.49)	—	(0.49)	0.62	11.30	10.65	120,459	0.59	(10)	0.73	4.51	160
CA Tax-Exempt
Bond Fund
Class A
10/1/13 to 9/30/14	$12.10	0.43	0.64	1.07	(0.42)	(0.24)	(0.66)	0.41	$12.51	9.16%	$21,729	0.85%		1.11%	3.49%	7%
10/1/12 to 9/30/13	12.96	0.43	(0.68)	(0.25)	(0.43)	(0.18)	(0.61)	(0.86)	12.10	(2.12)	22,612	0.85		1.04	3.39	22
10/1/11 to 9/30/12	12.30	0.46	0.68	1.14	(0.48)	—	(0.48)	0.66	12.96	9.40	28,803	0.85		1.04	3.65	16
10/1/10 to 9/30/11	12.34	0.48	(0.04)	0.44	(0.48)	—	(0.48)	(0.04)	12.30	3.75	29,688	0.85		1.05	4.04	12
10/1/09 to 9/30/10	12.29	0.48	0.04	0.52	(0.47)	—	(0.47)	0.05	12.34	4.43	31,945	0.85		1.03	3.94	10

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

63

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
CA Tax-Exempt
Bond Fund (Continued)
Class I
10/1/13 to 9/30/14	$12.09	0.45	0.64	1.09	(0.45)	(0.24)	(0.69)	0.40	$12.49	9.36%	$11,453	0.60%	0.83%	3.74%	7%
10/1/12 to 9/30/13	12.95	0.46	(0.68)	(0.22)	(0.46)	(0.18)	(0.64)	(0.86)	12.09	(1.88)	26,026	0.60	0.79	3.65	22
10/1/11 to 9/30/12	12.29	0.49	0.68	1.17	(0.51)	—	(0.51)	0.66	12.95	9.68	28,639	0.60	0.79	3.90	16
10/1/10 to 9/30/11	12.33	0.51	(0.04)	0.47	(0.51)	—	(0.51)	(0.04)	12.29	4.01	27,417	0.60	0.80	4.29	12
10/1/09 to 9/30/10	12.28	0.51	0.04	0.55	(0.50)	—	(0.50)	0.05	12.33	4.69	28,169	0.60	0.78	4.19	10
High Yield Fund
Class A
10/1/13 to 9/30/14	$4.27	0.24	0.08	0.32	(0.24)	—	(0.24)	0.08	$4.35	7.53%	$71,042	1.15%	1.31%	5.55%	82%
10/1/12 to 9/30/13	4.28	0.26	(0.01)	0.25	(0.26)	—	(0.26)	(0.01)	4.27	5.98	80,155	1.15	1.31	6.05	100
10/1/11 to 9/30/12	3.85	0.28	0.44	0.72	(0.29)	—	(0.29)	0.43	4.28	19.19	98,701	1.15	1.31	6.82	92
10/1/10 to 9/30/11	4.17	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	(0.32)	3.85	(0.82)	86,530	1.21 (7)	1.35	6.93	106
10/1/09 to 9/30/10	3.89	0.31	0.28	0.59	(0.31)	—	(0.31)	0.28	4.17	15.43	101,326	1.35	1.35 (3)	7.69	92

Class B
10/1/13 to 9/30/14	$4.17	0.21	0.07	0.28	(0.21)	—	(0.21)	0.07	$4.24	6.68%	$106	1.90%	2.07%	4.80%	82%
10/1/12 to 9/30/13	4.19	0.23	(0.02)	0.21	(0.23)	—	(0.23)	(0.02)	4.17	5.06	131	1.90	2.05	5.31	100
10/1/11 to 9/30/12	3.77	0.24	0.44	0.68	(0.26)	—	(0.26)	0.42	4.19	18.46	307	1.90	2.06	6.07	92
10/1/10 to 9/30/11	4.08	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	3.77	(1.66)	404	1.96 (7)	2.10	6.17	106
10/1/09 to 9/30/10	3.82	0.27	0.27	0.54	(0.28)	—	(0.28)	0.26	4.08	14.65	663	2.10	2.10 (3)	6.95	92

Class C
10/1/13 to 9/30/14	$4.21	0.21	0.07	0.28	(0.21)	—	(0.21)	0.07	$4.28	6.60%	$4,038	1.90%	2.07%	4.79%	82%
10/1/12 to 9/30/13	4.23	0.23	(0.02)	0.21	(0.23)	—	(0.23)	(0.02)	4.21	5.00	3,302	1.90	2.06	5.31	100
10/1/11 to 9/30/12	3.80	0.25	0.44	0.69	(0.26)	—	(0.26)	0.43	4.23	18.59	2,944	1.90	2.07	6.07	92
10/1/10 to 9/30/11	4.11	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	3.80	(1.65)	2,028	1.95 (7)	2.10	6.18	106
10/1/09 to 9/30/10	3.85	0.27	0.27	0.54	(0.28)	—	(0.28)	0.26	4.11	14.53	2,119	2.10	2.10 (3)	6.93	92

Class I
10/1/13 to 9/30/14	$4.27	0.26	0.07	0.33	(0.25)	—	(0.25)	0.08	$4.35	7.80%	$6,120	0.90%	1.07%	5.80%	82%
10/1/12 to 9/30/13	4.28	0.27	(0.01)	0.26	(0.27)	—	(0.27)	(0.01)	4.27	6.25	5,812	0.90	1.05	6.37	100
8/8/12(6) to 9/30/12	4.23	0.04	0.06	0.10	(0.05)	—	(0.05)	0.05	4.28	2.37 (4)	102	0.90 (3)	1.08 (3)	6.86 (3)	92 (4)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

64

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Low Volatility Equity Fund
Class A
10/1/13 to 9/30/14	$10.24	0.06	1.50	1.56	(0.09)	—	(0.09)	1.47	$11.71	15.23%	$485	1.55%	6.15%	0.56%	3%
6/11/13(6) to 9/30/13	10.00	0.06	0.18	0.24	—	—	—	0.24	10.24	2.40 (4)	136	1.55 (3)	7.66 (3)	2.00 (3)	0

Class C
10/1/13 to 9/30/14	$10.21	(0.02)	1.50	1.48	(0.05)	—	(0.05)	1.43	$11.64	14.47%	$291	2.30%	6.72%	(0.19)%	3%
6/11/13(6) to 9/30/13	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10 (4)	130	2.30 (3)	8.49 (3)	0.99 (3)	0

Class I
10/1/13 to 9/30/14	$10.25	0.07	1.51	1.58	(0.10)	—	(0.10)	1.48	$11.73	15.45%	$1,539	1.30%	5.32%	0.67%	3%
6/11/13(6) to 9/30/13	10.00	0.07	0.18	0.25	—	—	—	0.25	10.25	2.50 (4)	1,332	1.30 (3)	7.51 (3)	2.23 (3)	0
Multi-Sector Intermediate
Bond Fund
Class A
10/1/13 to 9/30/14	$10.77	0.54	0.11	0.65	(0.52)	(0.20)	(0.72)	(0.07)	$10.70	6.18%	$119,423	1.11%	1.11%	5.00%	54%
10/1/12 to 9/30/13	11.15	0.57	(0.28)	0.29	(0.55)	(0.12)	(0.67)	(0.38)	10.77	2.59	184,524	1.10	1.10	5.13	77
10/1/11 to 9/30/12	10.24	0.62	0.93	1.55	(0.64)	—	(0.64)	0.91	11.15	15.51	196,554	1.13	1.13	5.73	76
10/1/10 to 9/30/11	10.77	0.66	(0.47)	0.19	(0.72)	—	(0.72)	(0.53)	10.24	1.58	137,395	1.16	1.16	6.07	45
10/1/09 to 9/30/10	9.96	0.67	0.79	1.46	(0.65)	—	(0.65)	0.81	10.77	15.14	125,962	1.16	1.16	6.46	74

Class B
10/1/13 to 9/30/14	$10.74	0.46	0.11	0.57	(0.44)	(0.20)	(0.64)	(0.07)	$10.67	5.40%	$5,360	1.86%	1.86%	4.26%	54%
10/1/12 to 9/30/13	11.12	0.49	(0.28)	0.21	(0.47)	(0.12)	(0.59)	(0.38)	10.74	1.83	7,603	1.85	1.85	4.39	77
10/1/11 to 9/30/12	10.22	0.54	0.92	1.46	(0.56)	—	(0.56)	0.90	11.12	14.59	9,974	1.88	1.88	5.02	76
10/1/10 to 9/30/11	10.75	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	10.22	0.82	10,685	1.91	1.91	5.31	45
10/1/09 to 9/30/10	9.95	0.59	0.79	1.38	(0.58)	—	(0.58)	0.80	10.75	14.20	13,590	1.91	1.91	5.72	74

Class C
10/1/13 to 9/30/14	$10.86	0.47	0.10	0.57	(0.44)	(0.20)	(0.64)	(0.07)	$10.79	5.33%	$96,072	1.86%	1.86%	4.25%	54%
10/1/12 to 9/30/13	11.23	0.49	(0.27)	0.22	(0.47)	(0.12)	(0.59)	(0.37)	10.86	1.90	104,591	1.85	1.85	4.39	77
10/1/11 to 9/30/12	10.31	0.54	0.94	1.48	(0.56)	—	(0.56)	0.92	11.23	14.65	108,595	1.88	1.88	4.98	76
10/1/10 to 9/30/11	10.84	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	10.31	0.80	70,735	1.91	1.91	5.32	45
10/1/09 to 9/30/10	10.02	0.59	0.80	1.39	(0.57)	—	(0.57)	0.82	10.84	14.29	62,214	1.91	1.91	5.71	74

Class I
10/1/13 to 9/30/14	$10.77	0.57	0.12	0.69	(0.55)	(0.20)	(0.75)	(0.06)	$10.71	6.54%	$144,298	0.86%	0.86%	5.24%	54%
10/1/12 to 9/30/13	11.15	0.60	(0.28)	0.32	(0.58)	(0.12)	(0.70)	(0.38)	10.77	2.85	86,387	0.85	0.85	5.38	77
10/1/11 to 9/30/12	10.24	0.64	0.93	1.57	(0.66)	—	(0.66)	0.91	11.15	15.80	74,847	0.88	0.88	5.93	76
10/1/10 to 9/30/11	10.76	0.69	(0.46)	0.23	(0.75)	—	(0.75)	(0.52)	10.24	1.93	22,408	0.91	0.91	6.32	45
10/1/09(6) to 9/30/10	9.95	0.70	0.79	1.49	(0.68)	—	(0.68)	0.81	10.76	15.41 (4)	7,633	0.91 (3)	0.91 (3)	6.78 (3)	74

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

65

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Senior Floating
Rate Fund
Class A
10/1/13 to 9/30/14	$9.79	0.37	(0.07)	0.30	(0.37)	—	—	(0.37)	(0.07)	$9.72	3.08%	$294,617	1.18	%(11)	1.18%	3.79%	77%
10/1/12 to 9/30/13	9.79	0.42	0.04	0.46	(0.46)	— (5)	—	(0.46)	—	9.79	4.84	386,113	1.21	(11)	1.21	4.29	68
10/1/11 to 9/30/12	9.28	0.49	0.49	0.98	(0.47)	—	—	(0.47)	0.51	9.79	10.75	256,397	1.23	(11)	1.23	5.06	56
10/1/10 to 9/30/11	9.80	0.45	(0.27)	0.18	(0.49)	(0.07)	(0.14)	(0.70)	(0.52)	9.28	1.62	215,427	1.20	(9)	1.19	4.58	69
10/1/09 to 9/30/10	9.87	0.67	0.09	0.76	(0.64)	(0.19)	—	(0.83)	(0.07)	9.80	8.05	98,790	1.20	(9)	1.15	6.86	41

Class C
10/1/13 to 9/30/14	$9.81	0.30	(0.08)	0.22	(0.30)	—	—	(0.30)	(0.08)	$9.73	2.20%	$177,485	1.93	%(11)	1.93%	3.04%	77%
10/1/12 to 9/30/13	9.80	0.35	0.05	0.40	(0.39)	— (5)	—	(0.39)	0.01	9.81	4.15	182,667	1.96	(11)	1.96	3.51	68
10/1/11 to 9/30/12	9.29	0.41	0.50	0.91	(0.40)	—	—	(0.40)	0.51	9.80	9.92	95,078	1.98	(11)	1.98	4.31	56
10/1/10 to 9/30/11	9.81	0.36	(0.26)	0.10	(0.41)	(0.07)	(0.14)	(0.62)	(0.52)	9.29	0.85	92,623	1.95	(9)	1.94	3.69	69
10/1/09 to 9/30/10	9.87	0.59	0.10	0.69	(0.56)	(0.19)	—	(0.75)	(0.06)	9.81	7.35	30,116	1.95	(9)	1.92	6.02	41

Class I
10/1/13 to 9/30/14	$9.79	0.40	(0.09)	0.31	(0.39)	—	—	(0.39)	(0.08)	$9.71	3.23%	$457,494	0.93	%(11)	0.93%	4.06%	77%
10/1/12 to 9/30/13	9.78	0.43	0.07	0.50	(0.49)	— (5)	—	(0.49)	0.01	9.79	5.21	381,791	0.96	(11)	0.96	4.41	68
10/1/11 to 9/30/12	9.27	0.51	0.49	1.00	(0.49)	—	—	(0.49)	0.51	9.78	11.04	94,193	0.98	(11)	0.98	5.31	56
10/1/10 to 9/30/11	9.80	0.46	(0.27)	0.19	(0.51)	(0.07)	(0.14)	(0.72)	(0.53)	9.27	1.78	71,584	0.95	(9)	0.93	4.67	69
10/1/09 to 9/30/10	9.86	0.64	0.15	0.79	(0.66)	(0.19)	—	(0.85)	(0.06)	9.80	8.44	32,679	0.95	(9)	0.89	6.56	41
Wealth Masters
Fund
Class A
10/1/13 to 9/30/14	$13.12	0.02	1.37	1.39	—	(0.01)	—	(0.01)	1.38	$14.50	10.67%	$55,881	1.45%		1.46%	0.11%	62%
10/1/12 to 9/30/13	10.22	(0.01)	3.05	3.04	(0.09)	(0.05)	—	(0.14)	2.90	13.12	30.09	5,169	1.45		3.29	(0.10)	22
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	—	0.22	10.22	2.20 (4)	106	1.45	(3)	44.72 (3)	0.78 (3)	26 (4)

Class C
10/1/13 to 9/30/14	$13.04	(0.09)	1.38	1.29	—	(0.01)	—	(0.01)	1.28	$14.32	9.90%	$30,511	2.20%		2.22%	(0.65)%	62%
10/1/12 to 9/30/13	10.21	(0.08)	3.03	2.95	(0.07)	(0.05)	—	(0.12)	2.83	13.04	29.11	1,742	2.20		4.41	(0.66)	22
9/5/12(6) to 9/30/12	10.00	— (5)	0.21	0.21	—	—	—	—	0.21	10.21	2.10 (4)	107	2.20	(3)	45.67 (3)	0.04 (3)	26 (4)

Class I
10/1/13 to 9/30/14	$13.14	0.05	1.39	1.44	(0.01)	(0.01)	—	(0.02)	1.42	$14.56	10.96%	$48,918	1.20%		1.20%	0.33%	62%
10/1/12 to 9/30/13	10.22	0.06	3.01	3.07	(0.10)	(0.05)	—	(0.15)	2.92	13.14	30.37	44,813	1.20		4.64	0.52	22
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	—	0.22	10.22	2.20 (4)	818	1.20	(3)	44.40 (3)	1.04 (3)	26 (4)
Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005 per share.
(6)	Inception date.
(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.

See Notes to Financial Statements

66

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

(9)	See Note 3D in the Notes to Financial Statements for information on recapture of expenses previously waived.
(10)	Includes extraordinary expenses.
(11)	The Fund is currently under its expense limitation.

See Notes to Financial Statements

67

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which seven (each a “Fund”) are reported in this annual report.

The Fund’s investment objectives are outlined in each Fund’s Summary page.

There	is no guarantee that a Fund will achieve its objective.

All the Funds offer Class A and Class C shares with the exception of the CA Tax-Exempt Bond Fund which does not offer Class C shares. All Funds offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions. For more information regarding Qualifying Transactions, refer to each Fund’s prospectus.

Class A shares of the CA Tax-Exempt Bond Fund and Senior Floating Rate Fund are sold with a front-end sales charge of up to 2.75% with some exceptions. Class A shares of the Bond Fund, High Yield Fund, and Multi-Sector Intermediate Bond Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Class A shares of the Low Volatility Equity and Wealth Masters Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC if applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of

68

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

Short-term notes having a maturity of 60 days or less are valued at amortized cost which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds own the following internally fair valued securities and which are categorized as Level 3 in the hierarchy.

Bond Fund	United Artists Theatre Circuit
High Yield Fund	United Artists Theatre Circuit

The significant unobservable inputs used in the fair value measurement of these corporate bonds are based on comparable liquid assets adjusted for accretion/amortization rate, current yield, current swap rates, and discount rates related to differences in capital structure and liquidity. Significant changes in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the observable market assumptions would have direct impacts to the discount rates used related to capital structure and/or liquidity discounts.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT Investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. For the Bond Fund, CA Tax-Exempt Fund, High Yield Fund, Multi-Sector Intermediate Bond Fund and Senior Floating Rate Fund income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

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SEPTEMBER 30, 2014

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of the underlying mutual funds in which a Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Derivative Financial Instruments

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by better enabling the investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is the specific type of derivative instruments used by the Funds.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund uses options contracts to hedge against changes in the values of equities.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation/(depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation/(depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

H.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade, often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

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SEPTEMBER 30, 2014

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2014, all loan agreements held by the Funds are assignment loans.

J.	Securities Lending

(reported in thousands)

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2014, the Wealth Masters Fund had securities on loan with a market value of $10,623 and cash collateral of $11,155.

Note 3. Investment	Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	1st $1 Billion	$1+ Billion
Bond Fund	0.45%	0.40%
Wealth Masters Fund	0.85	0.80

	1st $1 Billion	$1+ Billion through $2 Billion	$2 + Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
High Yield Fund	0.65	0.60	0.55
Multi-Sector Intermediate Bond Fund	0.55	0.50	0.45
Senior Floating Rate Fund	0.60	0.55	0.50

	1st $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Low Volatility Equity Fund	0.95%	0.90%	0.85%

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Fund(s) they service are as follows:

Fund	Subadviser	Fund	Subadviser
Bond Fund	NF(1)	Low Volatility Equity Fund	Rampart(3)
CA Tax-Exempt Bond Fund	NF(1)	Multi-Sector Intermediate Bond Fund	NF(1)
High Yield Fund	NF(1)	Senior Floating Rate Fund	NF(1)
		Wealth Masters Fund	Horizon(2)

(1)	Newfleet Asset Management, LLC an indirect wholly-owned subsidiary of Virtus. (“NF”)
(2)	Horizon Asset Management, LLC (“Horizon”)
(3)	Rampart Investment Management Company LLC (“Rampart”)

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SEPTEMBER 30, 2014

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Fund’s total expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed the percentages of the Fund’s average daily net asset values as listed below. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class B	Class C	Class I
Bond Fund	0.85%	1.60%	1.60%	0.60%
CA Tax-Exempt Bond Fund	0.85	—	—	0.60
High Yield Fund	1.15	1.90	1.90	0.90
Senior Floating Rate Fund(1)	1.20	—	1.95	0.95
Wealth Masters Fund	1.45	—	2.20	1.20

(1)	Excluding leverage expenses, if any.

The Adviser has contractually agreed to limit the following Fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses):

	Class A	Class C	Class I	Through Date
Low Volatility Equity Fund	1.55%	2.30%	1.30%	1/31/15

D.	Expense Recapture

For certain Funds the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2015	2016	2017	Total
Bond Fund	$263	$222	$197	$682
CA Tax-Exempt Bond Fund	112	100	103	315
High Yield Fund	159	161	150	470
Low Volatility Equity Fund	—	29	81	110
Wealth Masters Fund	29	96	8	133

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2014, it retained net commissions of $172 for Class A shares and deferred sales charges of $62, $2, $67 and $—(1) for Class A shares, Class B shares, Class C shares and Class I shares, respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under Board approved 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares; Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	Amount less than $500.

F.	Administrator and Transfer Agent

Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2014, the Funds incurred administration fees totaling $1,639 which are included in the Statements of Operations.

For the period ended September 30, 2014, the Funds incurred transfer agent fees totaling $1,808 which are included in the Statements of Operations. A portion is paid to outside entities that also provide services to the Trust.

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SEPTEMBER 30, 2014

G.	Affiliated Shareholders

At September 30, 2014, Virtus and its affiliates, BMO Bankcorp (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Low Volatility Equity Fund
Class A	10,077	$118
Class C	10,041	117
Class I	131,148	1,538
Senior Floating Rate Fund
Class I	1,195,297	11,606

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2014, were as follows:

	Purchases	Sales
Bond Fund	$27,575	$38,478
CA Tax-Exempt Bond	2,824	19,682
High Yield Fund	72,573	79,306
Low Volatility Equity Fund	420	60
Multi-Sector Intermediate Bond Fund	194,553	216,593
Senior Floating Rate Fund	826,425	805,492
Wealth Masters Fund	141,399	64,984

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2014, were as follows:

	Purchases	Sales
Bond Fund	$2,098	$2,440

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SEPTEMBER 30, 2014

Note 5. Capital	Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Bond Fund				CA Tax-Exempt Bond Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	372	$4,261	324	$3,770	10	$118	11	$143
Reinvestment of distributions	158	1,810	160	1,843	73	880	71	902
Shares repurchased	(948)	(10,852)	(1,216)	(13,984)	(214)	(2,620)	(437)	(5,505)

Net Increase / (Decrease)	(418)	$(4,781)	(732)	$(8,371)	(131)	$(1,622)	(355)	$(4,460)

Class B
Sale of shares	—	$—	1	$9	—	$—	—	$—
Reinvestment of distributions	1	9	1	14	—	—	—	—
Shares repurchased	(16)	(184)	(30)	(333)	—	—	—	—

Net Increase / (Decrease)	(15)	$(175)	(28)	$(310)	—	$—	—	$—

Class C
Sale of shares	128	$1,442	194	$2,223	—	$—	—	$—
Reinvestment of distributions	16	179	19	211	—	—	—	—
Shares repurchased	(201)	(2,241)	(361)	(4,072)	—	—	—	—

Net Increase / (Decrease)	(57)	$(620)	(148)	$(1,638)	—	$—	—	$—

Class I
Sale of shares	298	$3,463	517	$6,083	101	$1,222	59	$744
Reinvestment of distributions	58	673	83	969	32	383	31	391
Shares repurchased	(874)	(10,111)	(1,172)	(13,566)	(1,367)	(16,739)	(150)	(1,888)

Net Increase / (Decrease)	(518)	$(5,975)	(572)	$(6,514)	(1,234)	$(15,134)	(60)	$(753)

	High Yield Fund				Low Volatility Equity Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		From Inception June 11, 2013 to September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	2,906	$12,699	3,825	$16,511	31	$355	13	$134
Reinvestment of distributions	792	3,494	1,095	4,758	— (1)	1	—	—
Shares repurchased	(6,129)	(27,052)	(9,186)	(39,855)	(3)	(40)	—	—

Net Increase / (Decrease)	(2,431)	$(10,859)	(4,266)	$(18,586)	28	$316	13	$134

Class B
Sale of shares	—	$—	—	$—	—	$—	—	$—
Reinvestment of distributions	1	5	2	11	—	—	—	—
Shares repurchased	(8)	(33)	(44)	(190)	—	—	—	—

Net Increase / (Decrease)	(7)	$(28)	(42)	$(179)	—	$—	—	$—

Class C
Sale of shares	374	$1,629	237	$1,017	12	$137	13	$127
Reinvestment of distributions	33	143	34	144	— (1)	1	—	—
Shares repurchased	(249)	(1,075)	(182)	(780)	—	—	—	—

Net Increase / (Decrease)	158	$697	89	$381	12	$138	13	$127

Class I
Sale of shares	190	$844	1,420	$6,079	—	$—	130	$1,300
Reinvestment of distributions	65	285	12	54	1	13	—	—
Shares repurchased	(208)	(918)	(94)	(409)	—	—	—	—

Net Increase / (Decrease)	47	$211	1,338	$5,724	1	$13	130	$1,300

(1)	Amount less than 500.

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SEPTEMBER 30, 2014

	Multi-Sector Intermediate Bond Fund				Senior Floating Rate Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	3,763	$40,776	6,732	$75,034	20,351	$200,743	23,426	$231,001
Reinvestment of distributions	908	9,799	991	10,979	1,405	13,850	1,353	13,312
Shares repurchased	(10,641)	(115,701)	(8,226)	(90,501)	(30,864)	(304,300)	(11,539)	(113,636)

Net Increase / (Decrease)	(5,970)	$(65,126)	(503)	$(4,488)	(9,108)	$(89,707)	13,240	$130,677

Class B
Sale of shares	— (1)	$5	1	$7	—	$—	—	$—
Reinvestment of distributions	35	372	41	453	—	—	—	—
Shares repurchased	(241)	(2,601)	(231)	(2,550)	—	—	—	—

Net Increase / (Decrease)	(206)	$(2,224)	(189)	$(2,090)	—	$—	—	$—

Class C
Sale of shares	1,482	$16,227	2,390	$26,943	4,222	$41,705	10,676	$105,397
Reinvestment of distributions	388	4,218	393	4,385	472	4,661	405	3,992
Shares repurchased	(2,602)	(28,418)	(2,820)	(31,223)	(5,080)	(50,109)	(2,153)	(21,218)

Net Increase / (Decrease)	(732)	$(7,973)	(37)	$105	(386)	$(3,743)	8,928	$88,171

Class I
Sale of shares	9,376	$102,122	6,255	$69,805	33,480	$329,745	35,281	$347,516
Reinvestment of distributions	411	4,444	329	3,645	1,218	11,990	694	6,824
Shares repurchased	(4,327)	(46,859)	(5,280)	(58,125)	(26,595)	(261,835)	(6,593)	(64,869)

Net Increase / (Decrease)	5,460	$59,707	1,304	$15,325	8,103	$79,900	29,382	$289,471

	Wealth Masters Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	4,607	$65,457	401	$4,836
Reinvestment of distributions	1	14	— (1)	2
Shares repurchased	(1,149)	(16,700)	(18)	(228)

Net Increase / (Decrease)	3,459	$48,771	383	$4,610

Class C
Sale of shares	2,113	$29,835	129	$1,582
Reinvestment of distributions	— (1)	4	— (1)	1
Shares repurchased	(115)	(1,639)	(6)	(74)

Net Increase / (Decrease)	1,998	$28,200	123	$1,509

Class I
Sale of shares	3,818	$54,849	3,347	$43,746
Reinvestment of distributions	5	73	1	12
Shares repurchased	(3,873)	(55,434)	(17)	(192)

Net Increase / (Decrease)	(50)	$(512)	3,331	$43,566

(1)	Amount less than 500.

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SEPTEMBER 30, 2014

Note 6. Derivative Transactions

($’s reported in thousands)

The Low Volatility Equity Fund invested in derivative instruments during the fiscal period in the form of writing index call options and buying call options on VIX futures. The primary risk associated with call options is that selling index call options may limit the Fund’s opportunity to profit from increases in the value of its equity portfolio, and the risk that buying call options may result in the loss of the premium paid for those options. The Fund invested in writing index call options and buying call options on VIX futures both are used as techniques for limiting the volatility of the Fund’s portfolio. For additional information on call options in which the Fund invested in during the reporting period, refer to Note 2G.

Written call options	Number of contracts	Premium received
Written Options outstanding at September 30, 2013	9	$2
Options written	117	19
Options closed	(115)	(20)
Options expired	—	—
Options exercised	—	—

Written Options outstanding at September 30, 2014	11	$1

The following is a summary of the Fund’s purchased and written options contracts which have a primary risk exposure to equity contracts as of September 30, 2014:

Statements of Assets and Liabilities
Assets: Purchased options at value	$2	(1)
Liabilities: Written call options at value	(—	)(2)

Net asset (liability) balance	$2

Statements of Operations
Net realized gain (loss) on purchased options	$(29	)(3)
Net realized gain (loss) on written options	(17)
Net change in unrealized appreciation (depreciation) on purchased options	—
Net change in unrealized appreciation (depreciation) on written options	(2)

Total realized and unrealized gain (loss) on purchased and written options	$(48)

(1)	Amount included in Investment in securities at value.
(2)	Amount less than $500
(3)	Amount included in Net realized gain (loss) on investments

For the period ended September 30, 2014, the average daily premiums paid by the Fund for purchased options were $2, and the average daily premiums received for written call options by the Fund were $(2).

Note 7. 10% Shareholders

As of September 30, 2014, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
CA-Tax Exempt Bond Fund	12%	1
Low Volatility Equity Fund	66	1	*
Multi-Sector Intermediate Bond Fund	13	1
Senior Floating Rate Fund	50	4
Wealth Masters Fund	15	1

*	Includes affiliated shareholder accounts.

Note 8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

76

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

At September 30, 2014, the following Funds held securities issued by various companies in specific sectors or countries as detailed below:

Fund	Sector	Percentage of Total Investments
CA-Tax Exempt Bond Fund	General Revenue	27%
Senior Floating Rate Fund	Consumer Discretionary (Loan Agreements)	28
Wealth Masters Fund	Consumer Discretionary	33

Note 9. Indemnifications

Under the Trust’s organizational documents, their trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost		Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bond Fund	$75,751		$1,932	$(1,478)	$454
CA Tax-Exempt Bond Fund	30,217		2,496	(262)	2,234
High Yield Fund	81,767		1,341	(1,276)	65
Low Volatility Equity Fund Securities and Purchased Options	1,945		331	—	331
Low Volatility Equity Fund Written Options	—	(1)	—	—	—
Multi-Sector Intermediate Bond Fund	365,653		7,920	(10,064)	(2,144)
Senior Floating Rate Fund	996,831		2,565	(11,936)	(9,371)
Wealth Masters Fund	141,301		9,995	(4,677)	5,318

(1) Amount less than $500

The Funds have capital loss available to offset future realized capital gains, through the indicated expiration dates shown below:

	2017	2018	No Expiration	Total
Bond Fund	$3,149	$—	$—	$3,149
High Yield Fund	13,758	9,151	—	22,909
Low Volatility Equity Fund	—	—	12	12

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the Period ended September 30, 2014, the following Funds utilized losses deferred in prior years against current year capital gains:

Bond Fund	$496
High Yield Fund	2,452

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30, 2014, the Funds deferred and recognized post-October losses as follows:

Fund	Capital Loss Deferred	Capital Loss Recognized
Low Volatility Equity Fund	$39	$—
Senior Floating Rate Fund	—	107

77

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Bond Fund	$—	$—	$—
CA Tax-Exempt Bond Fund	27	1,057	46
High Yield Fund	158	—	—
Low Volatility Equity Fund	6	—	—
Multi-Sector Intermediate Bond Fund	692	3,975	—
Senior Floating Rate Fund	1,692	912	—
Wealth Masters Fund	2,795	45	—

For the period ended September 30, 2014, the CA Tax-Exempt Bond Fund distributed $1,479 of exempt interest dividends.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2014, the Funds recorded reclassifications to increase (decrease) the accounts as listed below ($ reported in thousands):

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Bond Fund	$(42)	$(69)	$111
CA Tax-Exempt Bond Fund	—	—	—
High Yield Fund	—	4	(4)
Low Volatility Equity Fund	—	—	—
Multi-Sector Intermediate Bond Fund	—	(1,280)	1,280
Senior Floating Rate Fund	—	(148)	148
Wealth Masters Fund	—	86	(86)

Note 12. Borrowings

($ reported in thousands)

On April 30, 2012, the Senior Floating Rate Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $90,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid and accrued for the period ended September 30, 2014, were $96 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable by the Fund with the Bank’s consent. The Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From October 1, 2013 to September 30, 2014, the average daily borrowings under the Agreement and the weighted daily average interest rate were $30,723 and 1.01%, respectively. At September 30, 2014, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$57,000	1.004%

Note 13. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where the Subadviser determines that some, though not all of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities as defined above, not registered under the Securities Act of 1933 as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

78

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2014, the Funds did not hold any Securities that are both illiquid and restricted.

Note 14. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 12, 2014, the Multi-Sector Intermediate Bond Fund began offering Class R6 Shares.

79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Virtus Opportunities Trust and Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus High Yield Fund, Virtus Low Volatility Equity Fund, Virtus Multi-Sector Intermediate Bond Fund, Virtus Senior Floating Rate Fund and Virtus Wealth Masters Fund (constituting funds within Virtus Opportunities Trust, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2014

80

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2014

For the fiscal year ended September 30, 2014, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Bond Fund	0%	0%	$—
CA Tax-Exempt Bond Fund	—	—	1,063
High Yield Fund	—	—	—
Low Volatility Equity Fund	100	100	—
Multi-Sector Intermediate Bond Fund	—	—	4,005
Senior Floating Rate Fund	—	—	912
Wealth Masters Fund	41	35	45

For federal income tax purposes, 100% of the income dividends paid by the CA Tax-Exempt Bond Fund qualify as exempt-interest dividends.

81

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of September 30, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name and Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Keith, Leroy Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Director/Trustee (since 2010), Wells Fargo Funds and their predecessors, Evergreen Funds (1989 to 2010) (137 series); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex (48 portfolios).
McLoughlin, Philip Chairman YOB: 1946 Elected: 1999 68 Funds	Partner (2006 to 2012), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (48 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 52 Funds	Retired; Trustee (since 2001), Virtus Mutual Fund Complex (48 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).
Oates, James M. YOB: 1946 Elected: 2000 55 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (48 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).
Segerson, Richard E. YOB: 1946 Elected: 2000 48 Funds	Retired; Trustee (since 1993), Virtus Mutual Fund Complex (48 portfolios); and Managing Director (since 1998), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies; Trustee (since 2002), Virtus Mutual Fund Complex (48 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name and Year of Birth	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R. YOB: 1964 Elected: 2006 66 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (48 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

82

FUND MANAGEMENT TABLES (Continued)

(UNAUDITED)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth		Position(s) Held with the Trust and Length of Time Served and Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds ; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011).	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2008 to 2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

83

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Text Telephone	1-800-243-1926
Web site	http://Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8008	11-14

ANNUAL REPORT

Virtus Multi-Sector Short Term Bond Fund

September 30, 2014

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Multi-Sector Short Term Bond Fund

(“Multi-Sector Short Term Bond Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report which highlights performance of your fund for the 12 months ended September 30, 2014, including comments from the money manager.

The past 12 months were generally strong for equities, although market volatility increased over the last quarter, driven by geopolitical risks and a slowdown in the global economy. While the economies of Europe, Japan, and China weakened, the U.S. economy accelerated and the U.S. dollar rallied strongly. Broad U.S. equity indexes registered double-digit gains for the 12 months ended September 30, 2014. The S&P 500® Index returned 19.73%, the Dow Jones Industrial Average rose 15.29%, and the

NASDAQ Composite Index® was up 20.61%. By comparison, international equity returns were significantly smaller, including for both developed markets and emerging markets.

In mid-September, the Federal Reserve provided much needed assurance to investors by announcing that it intends to keep interest rates low for a “considerable time” after its bond buying program ends in October. Against this backdrop, the bellwether 10-year U.S. Treasury yield ended at 2.52% on September 30, 2014 compared with 2.64% a year earlier. The broader fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, rose 3.96% for the 12 months ended September 30, 2014.

The uncertain state of the global economy is likely to remain a concern for markets in the months ahead. However, the health of the U.S. economy – including improving hiring, manufacturing, and housing data – gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market volatility is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2014

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2014 TO SEPTEMBER 30, 2014

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class T shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class C shares are sold without a sales charge. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2014 TO SEPTEMBER 30, 2014

Expense Table
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,006.90	0.98%	$4.93
Class B	1,000.00	1,004.40	1.48	7.44
Class C	1,000.00	1,003.50	1.23	6.18
Class T	1,000.00	1,003.00	1.73	8.69
Class I	1,000.00	1,006.10	0.73	3.67

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.90	0.98	4.98
Class B	1,000.00	1,017.56	1.48	7.51
Class C	1,000.00	1,018.82	1.23	6.24
Class T	1,000.00	1,016.29	1.73	8.78
Class I	1,000.00	1,021.36	0.73	3.71

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of fees waived and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

KEY INVESTMENT TERMS

BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index

The BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Dow Jones Industrial Average

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Payment-in-Kind Security (PIK)

A bond which pays some or all interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

MULTI-SECTOR SHORT TERM BOND FUND Fund Summary	Ticker Symbols: Class A: NARAX Class B: PBARX Class C: PSTCX Class T: PMSTX Class I: PIMSX

¢	The Fund is diversified and has an investment objective of providing high current income while attempting to limit changes in the Fund’s net asset value per share caused by interest rate changes.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 3.03%; Class B shares returned 2.53%; Class C shares returned 2.73%; Class T shares returned 2.23%; and Class I shares returned 3.28%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.96%; and the BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index, the Fund’s style-specific index appropriate for comparison, returned 1.97%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s fiscal year?

¢	Most spread sectors outperformed U.S. Treasuries during the fiscal year. Economic growth in the U.S. improved, but the level of growth remains moderate, which is supportive of fixed income spread sectors. The economy continues to be tempered by a lack of wage growth. This, when combined with slow global growth, concern over a stronger U.S. dollar, and a lack of inflation across the globe, will likely keep the Fed from raising short-term interest rates in the immediate future. Over the fiscal year, spread sectors were supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

¢	Globally, concerns over slowing growth in China and Europe, as well as increased geopolitical risks stemming from tensions between Ukraine and Russia and the escalation of issues in the Middle East have weighed on the fixed income markets. The global markets were also unsettled over the likelihood that the Fed would raise short-term interest rates sooner than anticipated due to stronger U.S. growth.

¢	The Fed continued to taper its monthly bond purchases with the expectation that it would be ending its stimulus program during the fourth quarter of 2014. However, the Central Bank has also acknowledged that signs of weakness remain in the U.S. economy, and has indicated that short-term rates will remain low in the near term and any future decision on rates will be driven by economic data.

¢	Over the last 12 months, yields increased at the short maturity end of the U.S. Treasury curve and decreased on the long maturity end, and overall the yield curve flattened.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the fiscal year.

¢	Among fixed income sectors, the Fund’s allocation to high-yield and high-quality corporate securities made positive contributions to performance for the fiscal year.

¢	The allocation to the non-U.S. dollar sector detracted from Fund performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

5

MULTI-SECTOR SHORT TERM BOND FUND (Continued)

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The Fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments as of September 30, 2014.
Corporate Bonds	36%
Mortgage-Backed Securities	21
Asset-Backed Securities	17
Loan Agreements	17
Foreign Government Securities	6
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

MULTI-SECTOR SHORT TERM BOND FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	3.03%	5.74%	4.92%	—		—
Class A Shares at POP[3,4]	0.71	5.26	4.68	—		—
Class B Shares at NAV[2]	2.53	5.20	4.37	—		—
Class B Shares with CDSC[4]	1.09	5.20	4.37	—		—
Class C Shares at NAV[2]	2.73	5.45	4.63	—		—
Class T Shares at NAV[2] and with CDSC[4]	2.23	4.94	4.12	—		—
Class I Shares at NAV	3.28	6.00	—	6.20%		6/6/08
Barclays U.S. Aggregate Bond Index	3.96	4.12	4.62	4.75	[5]	—
BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index	1.97	3.39	3.81	3.74	(5)	—

Fund Expense Ratios6: A Shares: 0.98%; B Shares: 1.48%; C Shares: 1.23%; T Shares: 1.73%; I Shares: 0.73%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 2% to 0% over a three-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class T shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004, for Class A, Class B, Class C and Class T shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

7

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.9%
U.S. Treasury Note
0.750%, 3/15/17	$15,000		$14,972
0.875%, 6/15/17	130,000		129,705
1.375%, 9/30/18	33,000		32,804
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $177,692)			177,481
MUNICIPAL BONDS—0.1%
Kentucky—0.1%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	4,597		4,776

Virginia—0.0%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	4,715		3,451
TOTAL MUNICIPAL BONDS (Identified Cost $8,956)			8,227
FOREIGN GOVERNMENT SECURITIES—5.8%
Argentine Republic Series X, 7.000%, 4/17/17	14,375		12,902
8.750%, 5/7/24	9,930		9,007
Series NY, 8.280%, 12/31/33(11)	24,360		21,072
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(4)	14,300		12,226
RegS 7.000%, 12/1/18(4)	34,975		24,920
Commonwealth of Australia Series 130, 4.750%, 6/15/16	33,080	AUD	30,000
Commonwealth of New Zealand
Series 415, 6.000%, 4/15/15	40,545	NZD	32,064
Series 1217, 6.000%, 12/15/17	20,280	NZD	16,821
Federative Republic of Brazil 12.500%, 1/5/16	92,159	BRL	38,121

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Hungary 4.000%, 3/25/19	$9,025		$9,228
Mongolia 144A 4.125%, 1/5/18(3)	16,000		15,200
New South Wales, Australia Treasury Corp., Series 17 5.500%, 3/1/17	10,665	AUD	9,936
Provincia de Neuquen, Argentina 144A 7.875%, 4/26/21(3)	5,366		5,326
Republic of Chile 5.500%, 8/5/20	11,647,000	CLP	20,546
Republic of Colombia
12.000%, 10/22/15	27,535,000	COP	14,529
Treasury Note, Series B, 11.250%, 10/24/18	21,072,000	COP	12,426
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	415,359,000	IDR	35,733
Series FR55, 7.375%, 9/15/16	229,481,000	IDR	18,755
Republic of Latvia RegS 2.750%, 1/12/20(4)	8,560		8,442
Republic of Panama 5.200%, 1/30/20	3,800		4,180
Republic of Peru GDN 144A 7.840%, 8/12/20(3)	50,140	PEN	19,753
Republic of South Africa Series R203, 8.250%, 9/15/17	134,520	ZAR	12,250
Republic of Sri Lanka 144A 6.000%, 1/14/19(3)	17,450		18,453
Russian Federation 144A 7.850%, 3/10/18	1,005,000	RUB	24,240
RegS 7.500%, 3/31/30(2)(4)	1,310		1,468
State of Qatar 144A 3.125%, 1/20/17(3)	12,000		12,510

See Notes to Financial Statements

8

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
United Mexican States Series M, 6.000%, 6/18/15	1,096,623	MXN	$83,287
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $569,762)			523,395
MORTGAGE-BACKED SECURITIES—21.3%
Agency—1.7%
FHLMC
14-DN2, M2 1.805%, 4/25/24(2)	$21,365		20,750
6.000%, 8/1/34	469		535
FNMA
5.500%, 1/1/17	59		62
6.000%, 5/1/17	18		19
4.500%, 4/1/18	164		173
5.000%, 10/1/19	483		515
5.500%, 2/1/20	172		182
5.500%, 3/1/20	149		158
5.500%, 3/1/20	19		20
5.500%, 3/1/20	87		93
5.500%, 3/1/20	83		88
5.500%, 4/1/20	259		281
5.000%, 6/1/20	505		536
4.000%, 8/1/25	16,036		17,112
3.000%, 6/1/27	1,322		1,367
2.500%, 5/1/28	19,126		19,349
6.000%, 12/1/32	56		64
5.500%, 2/1/33	99		111
5.500%, 5/1/34	427		479
6.000%, 8/1/34	319		364
6.000%, 10/1/34	266		302
6.000%, 10/1/34	248		282
5.500%, 11/1/34	405		451
5.500%, 11/1/34	148		165
6.000%, 11/1/34	527		598
5.500%, 12/1/34	192		215
5.500%, 1/1/35	329		369
6.000%, 1/1/37	394		447
6.000%, 1/1/37	574		652
5.500%, 7/1/37	8		9
6.000%, 7/1/37	91		103
6.000%, 12/1/37	304		344
6.000%, 4/1/38	277		313
5.000%, 12/1/39	9,966		11,099
4.500%, 4/1/40	12,110		13,097
5.000%, 8/1/40	19,012		21,057
4.000%, 10/1/40	244		257

	PAR VALUE	VALUE
Agency (continued)
4.000%, 3/1/41	$7,181	$7,579
4.500%, 5/1/41	8,336	9,013
3.500%, 4/1/42	12,571	12,874
GNMA
6.500%, 7/15/31	12	14
6.500%, 8/15/31	35	39
6.500%, 11/15/31	21	24
6.500%, 2/15/32	24	27
6.500%, 4/15/32	52	60
6.500%, 4/15/32	51	59
12-147, AK 2.587%, 4/16/54	9,484	9,694

		151,401

Non-Agency—19.6%
A-10 Securitization LLC 13-1, A 144A 2.400%, 11/15/25(3)	3,538	3,548
A-10 Term Asset Financing LLC 14-1, A1 144A 1.720%, 4/15/33(3)	13,885	13,873
ABN AMRO Mortgage Corp. 02-9, M 5.750%, 12/25/32	726	696
Americold LLC Trust 10-ARTA, A1 144A 3.847%, 1/14/29(3)	9,857	10,309
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 05-2, B 5.298%, 7/10/43(2)	10,916	11,114
Banc of America Alternative Loan Trust
03-2, CB3 5.750%, 4/25/33	20,315	21,061
03-10, 2A1 6.000%, 12/25/33	3,987	4,303
07-2, 2A4 5.750%, 6/25/37	6,069	4,763
Banc of America Commercial Mortgage Trust 07-2, A4 5.781%, 4/10/49(2)	17,178	18,641

See Notes to Financial Statements

9

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Banc of America Funding Corp.
04-4, 3A1 4.750%, 10/25/19	$3,319	$3,385
04-B, 2A1 5.429%, 11/20/34(2)	1,073	1,064
06-2, 3A1 6.000%, 3/25/36	3,987	4,025
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	834	864
Banc of America Mortgage Securities, Inc.
04-11, 2A1 5.750%, 1/25/35	2,877	2,926
05-3, 1A15 5.500%, 4/25/35	2,876	3,009
Banc of America Mortgage Trust 04-7, 6A3 4.500%, 8/25/19	1,527	1,540
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust
04-18CB, 1A1 6.000%, 9/25/34	14,325	14,512
04-22CB, 1A1 6.000%, 10/25/34	32,438	34,492
04-36CBC, 2A1 5.500%, 2/25/35	6,460	6,519
Bank of America (Merrill Lynch – Countrywide) Commercial Mortgage Trust 06-4, A3 5.172%, 12/12/49	10,300	10,960

	PAR VALUE	VALUE
Non-Agency (continued)
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust
02-35, 1A2 5.000%, 2/25/18	$789	$801
04-6, 1A2 2.458%, 5/25/34(2)	2,042	2,048
04-4, A6 5.500%, 5/25/34	1,453	1,493
Bank of America (Merrill Lynch – Countrywide) Mortgage Trust 06-C1, AM 5.862%, 5/12/39(2)	7,570	8,034
Bank of America (Merrill Lynch – Deutsche Bank Trust) 12-OSI, A2FX 144A 3.352%, 4/13/29(3)	19,916	20,463
Bank of America (Merrill Lynch) Mortgage Investors, Inc. 98-C1, B 6.750%, 11/15/26(2)	10,000	11,091
Bank of America (Merrill Lynch) Commercial Mortgage Trust 06-3, A4 5.414%, 7/12/46(2)	10,949	11,627
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust
06-C3, AM 5.712%, 3/15/39(2)	7,615	8,062
07-C2, A3 5.430%, 2/15/40	6,406	6,937
07-C6, A4 5.858%, 7/15/40(2)	20,411	21,625
07-C7, A3 5.866%, 9/15/45(2)	11,098	12,281

See Notes to Financial Statements

10

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Bayview Commercial Asset Trust
07-5A, A2 144A 1.055%, 10/25/37(2)(3)	$12,163	$12,233
08-1, A2A 144A 1.155%, 1/25/38(2)(3)	10,847	10,745
08-1, A3 144A 1.655%, 1/25/38(2)(3)	32,808	31,175
BCAP LLC Trust 06-RR1, PE 5.000%, 11/25/36	2,853	2,914
Citicorp Mortgage Securities, Inc. 07-1, A1 5.500%, 1/25/22	249	251
Citigroup – Deutsche Bank Commercial Mortgage Trust
05-CD1, AM 5.400%, 7/15/44(2)	6,410	6,648
06-CD2, A4 5.480%, 1/15/46(2)	2,659	2,770
07-CD4, A4 5.322%, 12/11/49	3,730	3,984
07-CD4, AMFX 5.366%, 12/11/49(2)	13,955	14,632
Citigroup Commercial Mortgage Trust
07-6, A4 5.898%, 12/10/49(2)	388	426
07-C6, A1A 5.899%, 12/10/49(2)	28,850	31,465
08-C7, AM 6.339%, 12/10/49(2)	12,335	13,592
10-RR3, MLSR 144A 5.810%, 6/14/50(2)(3)	3,460	3,729
Citigroup Mortgage Loan Trust, Inc.
03-UP3, A2 7.000%, 9/25/33	1,070	1,128
04-UST1, A3 2.178%, 8/25/34(2)	2,083	2,093
04-MCL2, 2CB2 6.750%, 8/25/34	14,440	15,749
14-A, A 144A 4.000%, 1/25/35(2)(3)	23,925	24,896

	PAR VALUE	VALUE
Non-Agency (continued)
05-5, 2A3 5.000%, 8/25/35	$809	$805
Commercial Mortgage Trust 07-GG11, AM 5.867%, 12/10/49(2)	18,174	19,843
Credit Suisse Commercial Mortgage Trust
07-C1, A1A 5.361%, 2/15/40	38,917	41,338
07-C5, A1AM 5.870%, 9/15/40(2)	17,414	17,820
14-LVR2, A2 144A 4.000%, 4/25/44(2)(3)	18,652	19,290
07-C2, A3 5.542%, 1/15/49(2)	12,995	14,032
Credit Suisse First Boston Mortgage Securities Corp.
03-27, 5A3 5.250%, 11/25/33	2,622	2,685
04-AR8, 6A1 2.397%, 9/25/34(2)	10,609	10,712
04-8, 7A1 6.000%, 12/25/34	7,396	7,818
Extended Stay America Trust
13-ESH7, A17 144A 2.295%, 12/5/31(3)	29,200	28,473
13-ESH7, A27 144A 2.958%, 12/5/31(3)	8,340	8,414
Fannie Mae Connecticut Avenue Securities 14-C02, 2M2 2.755%, 5/25/24(2)	1,420	1,316
FDIC Trust 13-N1, A 144A 4.500%, 10/25/18(3)	8,166	8,237
GMAC Mortgage Corp. Loan Trust
03-J7, A10 5.500%, 11/25/33	1,833	1,916
04-AR1, 12A 2.990%, 6/25/34(2)	10,692	10,931
05-AR1, 5A 5.056%, 3/18/35(2)	3,942	3,949

See Notes to Financial Statements

11

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Goldman Sachs Mortgage Securities Trust
07-GG,10 5.991%, 8/10/45(2)	$2,988	$3,278
II 07-GG10, A4 5.991%, 8/10/45(2)	21,763	23,766
GSR Mortgage Loan Trust
04-15F, 2A2 5.000%, 12/25/34	3,173	3,340
05-5F, 2A8 5.500%, 6/25/35	421	421
05-AR4, 6A1 5.229%, 7/25/35(2)	6,663	6,654
07-1F, 2A2 5.500%, 1/25/37	647	620
Hilton USA Trust 13-HLT, EFX 144A 5.609%, 11/5/30(2)(3)	21,980	22,324
Jefferies Resecuritization Trust
14-R1, 2A1 144A 4.000%, 12/27/37(3)	11,713	11,683
14-R1, 1A1 144A 4.000%, 12/27/37(3)	13,405	13,377
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust
03-9, 4A1 2.645%, 2/25/34(2)	7,528	7,515
04-10, 14A1 5.022%, 1/25/35(2)	2,143	2,154
JPMorgan Chase (Bear Stearns) Asset Backed Securities Trust 03-AC4. A 5.500%, 9/25/33(2)	9,399	9,712
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-T22, AM 5.757%, 4/12/38(2)	10,700	11,364

	PAR VALUE	VALUE
Non-Agency (continued)
06-PW12, AM 5.929%, 9/11/38(2)	$9,250	$9,847
06-PW14, AM 5.243%, 12/11/38	5,000	5,375
05-PW10, AM 5.449%, 12/11/40(2)	14,480	15,092
06-PW13, AM 5.582%, 9/11/41(2)	3,272	3,496
07-PW15, AM 5.363%, 2/11/44	27,100	28,188
07-PW17, A4 5.694%, 6/11/50(2)	21,890	23,927
07-PW18, A4 5.700%, 6/11/50	17,330	19,040
07-PW18, AM 6.084%, 6/11/50(2)	12,400	13,798
JPMorgan Chase (Washington Mutual) Commercial Mortgage Securities Trust 06-SL1, A 144A 4.465%, 11/23/43(2)(3)	233	233
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust
04-CB1, 5A 5.000%, 6/25/19	1,833	1,882
03-AR6, A1 2.438%, 6/25/33(2)	1,330	1,342
03-AR4, 2A1 2.253%, 8/25/33(2)	397	397
04-CB1, 2A 5.000%, 6/25/34	4,053	4,324
JPMorgan Chase Commercial Mortgage Securities Trust
13-ALC, A 144A 1.654%, 7/17/26(2)(3)	8,700	8,716
09-IWST, A1 144A 4.314%, 12/5/27(3)	6,886	7,367
09-IWST, A2 144A 5.633%, 12/5/27(3)	4,900	5,582

See Notes to Financial Statements

12

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
10-CNTR, A1 144A 3.300%, 8/5/32(3)	$2,031	$2,104
10-CNTR, A2 144A 4.311%, 8/5/32(3)	14,828	16,029
06-LDP7, A4 6.058%, 4/15/45(2)	12,301	13,048
06-LDP7, AM 6.058%, 4/15/45(2)	22,312	23,946
06-LDP9, A3 5.336%, 5/15/47	20,373	21,828
07-LDPX, AM 5.464%, 1/15/49(2)	24,049	25,151
07-LD12, A4 5.882%, 2/15/51(2)	11,529	12,551
JPMorgan Chase Mortgage Trust
06-A2, 4A1 2.503%, 8/25/34(2)	2,646	2,643
04-A4, 2A1 2.351%, 9/25/34(2)	4,915	5,010
05-A1, 4A1 2.590%, 2/25/35(2)	989	1,005
05-A2, 4A1 5.021%, 4/25/35(2)	1,297	1,280
05-A4, 3A1 2.205%, 7/25/35(2)	7,666	7,679
06-A4, 3A1 5.551%, 6/25/36(2)	7,110	6,373
06-A6, 3A3L 5.052%, 10/25/36(2)	1,942	1,770
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	35,286	36,515
JPMorgan Mortgage Trust 14-2, 2A2 144A 3.500%, 6/25/29(2)(3)	17,861	18,473
JPMorgan Mortgage Trust 14-IVR3, 2A1 3.000%, 10/25/29(2)	8,605	8,694
Leaf II Receivables Funding LLC 13-1, C 144A 3.460%, 9/15/21(3)	6,850	6,859
MASTR Adjustable Rate Mortgages Trust 04-12,3A1 2.514%, 11/25/34(2)	2,379	2,385

	PAR VALUE	VALUE
Non-Agency (continued)
MASTR Alternative Loan Trust
04-7, 4A1 4.500%, 7/25/19	$4,317	$4,407
03-8, 2A1 5.750%, 11/25/33	8,409	8,795
04-4, 6A1 5.500%, 4/25/34	4,598	4,836
04-6, 7A1 6.000%, 7/25/34	7,277	7,408
04-7, 9A1 6.000%, 8/25/34	17,912	18,690
05-2, 2A1 6.000%, 1/25/35	4,468	4,611
05-2, 1A1 6.500%, 3/25/35	12,023	12,661
MASTR Asset Securitization Trust
04-6, 4A1 5.000%, 7/25/19	1,290	1,308
05-1, 1A1 5.000%, 5/25/20	909	933
MASTR Reperforming Loan Trust 05-1, 1A2 144A 6.500%, 8/25/34(3)	2,077	2,128
Monty Parent Issuer 1 LLC 13-LTR1, A 144A 3.470%, 11/20/28(3)	4,720	4,726
Morgan Stanley Capital I Trust
06-T23, AM 5.984%, 8/12/41(2)	10,575	11,419
06-IQ12, A4 5.332%, 12/15/43	14,189	15,195
07-IQ14, A4 5.692%, 4/15/49(2)	17,390	18,889
07-IQ14, AM 5.869%, 4/15/49(2)	25,932	27,174
07- LQ16, A4 5.809%, 12/12/49	22,674	24,778
Morgan Stanley Mortgage Loan Trust
04-2AR, 3A 2.162%, 2/25/34(2)	2,098	2,107
04-2AR, 4A 2.541%, 2/25/34(2)	1,804	1,833

See Notes to Financial Statements

13

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Morgan Stanley Residential Mortgage Loan Trust 14-1A, A1 144A 2.993%, 6/25/44(2)(3)	$9,374	$9,557
Motel 6 Trust 12-MTL6 D 144A 3.781%, 10/5/25(3)	20,790	20,809
New Residential Mortgage Loan Trust 14-1A, A 144A 3.750%, 1/25/54(2)(3)	11,025	11,320
Nomura Asset Acceptance Corp.
04-R1, A1 144A 6.500%, 3/25/34(3)	12,141	12,456
04-R3, A1 144A 6.500%, 2/25/35(3)	8,384	8,621
05-WF1, 2A2 4.786%, 3/25/35	2,160	2,219
Residential Accredit Loans, Inc.
03-QS6, A4 4.250%, 3/25/33	2,166	2,202
05-QS1, A5 5.500%, 1/25/35	1,648	1,671
Residential Asset Mortgage Products, Inc.
04-SL2, A3 7.000%, 10/25/31	2,671	2,813
04-SL1, A8 6.500%, 11/25/31	3,258	3,351
05-SL2, A4 7.500%, 2/25/32	2,755	2,902
04-SL4, A3 6.500%, 7/25/32	1,871	1,930
Residential Asset Securities Corp. 01-KS2, AI5 7.514%, 6/25/31(2)	3,208	3,242

	PAR VALUE	VALUE
Non-Agency (continued)
Residential Asset Securitization Trust
03,A11, A9 5.750%, 11/25/33	$3,554	$3,724
04-A1, A5 5.500%, 4/25/34	14,836	15,467
04-QS8, A6 5.500%, 6/25/34	3,362	3,443
Residential Funding Mortgage Securities I, Inc.
06-S12, 1A1 5.500%, 12/25/21	1,805	1,871
05-S1, 1A2 5.500%, 2/25/35	1,729	1,746
05-S9, A9 5.500%, 12/25/35	801	795
SBA Tower Trust 144A 4.254%, 4/15/15(3)	13,535	13,788
Sequoia Mortgage Trust 14-2, A1 144A 4.000%, 7/25/44(2)(3)	15,456	15,980
SilverLeaf Finance XVII LLC 13-12, A1 144A 2.680%, 3/16/26(3)	8,067	7,972
Springleaf Mortgage Loan Trust 12-3A, A 144A 1.570%, 12/25/59(2)(3)	3,533	3,531
Structured Adjustable Rate Mortgage Loan Trust
03-30, 2A1 5.097%, 10/25/33(2)	5,413	5,644
04-4, 3A2 2.463%, 4/25/34(2)	4,273	4,264
04-4, 3A1 2.463%, 4/25/34(2)	1,082	1,079
04-4, 3A4 2.463%, 4/25/34(2)	3,691	3,682
04-5, 3A2 2.419%, 5/25/34(2)	2,206	2,210
04-14, 7A 2.368%, 10/25/34(2)	15,918	16,010

See Notes to Financial Statements

14

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Structured Asset Securities Corp. Assistance Loan Trust 03-AL1, A 144A 3.357%, 4/25/31(3)	$10,933	$10,743
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
02-AL1, A3 3.450%, 2/25/32	13,628	13,474
03-33H, 1A1 5.500%, 10/25/33	4,637	4,741
03-34A, 6A 2.540%, 11/25/33(2)	3,540	3,478
04-15, 3A3 5.500%, 9/25/34	3,712	3,774
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 3.600%, 1/25/37(2)	1,278	1,276
VFC LLC 14-2, A 144A 2.750%, 7/20/30(3)	7,449	7,449
Wells Fargo (Wachovia Bank Commercial Mortgage Trust)
04-C15, B 4.892%, 10/15/41	14,875	14,861
06-C25, A4 5.896%, 5/15/43(2)	8,473	8,897
07-C30, A5 5.342%, 12/15/43	39,765	42,867
07-C30, AM 5.383%, 12/15/43	25,695	27,494
07-C31, A4 5.509%, 4/15/47	14,562	15,566
07-31, AM 5.591%, 4/15/47(2)	34,000	36,947
07-C33, A5 6.140%, 2/15/51(2)	1,265	1,388

	PAR VALUE	VALUE
Non-Agency (continued)
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust)
06-C25, AM 5.896%, 5/15/43(2)	$18,625	$19,818
07-C32, A3 5.933%, 6/15/49(2)	22,577	24,422
Wells Fargo Mortgage Backed Securities Trust
06-17, A1 5.500%, 11/25/21	236	239
03-G, A1 2.490%, 6/25/33(2)	1,685	1,711
03-J, 5A1 2.490%, 10/25/33(2)	601	608
04-4, A9 5.500%, 5/25/34	2,623	2,700
04-U, A1 2.579%, 10/25/34(2)	1,262	1,269
04-Z, 2A1 2.615%, 12/25/34(2)	8,916	9,075
04-CC, A1 2.615%, 1/25/35(2)	3,749	3,763
05-12, 1A1 5.500%, 11/25/35	6,334	6,525
05-14, 2A1 5.500%, 12/25/35	4,708	4,831
06-6, 1A15 5.750%, 5/25/36	615	611
06-16, A5 5.000%, 11/25/36	1,484	1,535
07-16, 1A1 6.000%, 12/28/37	5,819	6,008
07-AR10, 2A1 6.108%, 1/25/38(2)	5,414	5,405
WinWater Mortgage Loan Trust 14-1, A1 144A 4.000%, 6/20/44(2)(3)	17,580	18,097

		1,786,001
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $1,894,207)		1,937,402

See Notes to Financial Statements

15

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—16.8%
1st Financial Bank U.S.A. 10-D, C 144A 5.920%, 6/17/19(3)	$1,581	$1,586
American Credit Acceptance Receivables Trust 14-3, C 144A 3.430%, 6/10/20(3)	19,200	19,192
American Home 4 Rent 14-SFR1, A 144A 1.250%, 6/17/31(2)(3)	7,427	7,382
AmeriCredit Automobile Receivables Trust
10-4, C 2.760%, 5/9/16	764	766
11-1, C 2.850%, 8/8/16	549	551
10-4, D 4.200%, 11/8/16	7,700	7,820
11-1, D 4.260%, 2/8/17	11,119	11,380
11-5, D 5.050%, 12/8/17	5,010	5,255
12-1, C 2.670%, 1/8/18	4,625	4,696
12-3, C 2.420%, 5/8/18	16,750	17,038
12-3, D 3.030%, 7/9/18	19,762	20,243
12-4, D 2.680%, 10/9/18	7,150	7,234
13-2, D 2.420%, 5/8/19	22,050	21,841
14-2, C 2.180%, 6/8/20	19,450	19,260
14-1, D 2.540%, 6/8/20	15,200	14,960
Ameriquest Mortgage Securities, Inc. 03-10, AF6 5.210%, 11/25/33(2)	1,523	1,575
Applebee’s (IHOP Funding LLC) 14-1, A2 144A 4.277%, 9/5/44(3)	17,803	17,636

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Asset Backed Funding Certificates 05-AQ1, A6 4.780%, 6/25/35(2)	$5,208	$5,349
Associates Manufactured Housing Pass-Through Certificates 96-1, B1 8.000%, 3/15/27(2)	2,285	2,506
Avis Budget Rental Car Funding LLC
(AESOP) 11-3A, A 144A 3.410%, 11/20/17(3)	12,848	13,380
(AESOP) 12-3A, A 144A 2.100%, 3/20/19(3)	23,085	23,109
(AESOP) 13-1A, A 144A 1.920%, 9/20/19(3)	18,200	18,043
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
04-10, AF6 4.485%, 12/25/34(2)	2,016	2,075
05-1 AF5A 5.374%, 7/25/35(2)	13,675	13,625
05-12, 2A3 5.069%, 2/25/36(2)	4,191	4,261
BankAmerica Manufactured Housing Contract Trust 98-1, B1 7.810%, 8/10/25(2)	4,170	4,426
Barclays (Lehman Brothers) Manufactured Housing Contract Trust 01-B, A3 4.350%, 4/15/40	4,537	4,777
Bayview Financial Acquisition Trust 07-A, 1A2 6.205%, 5/28/37(2)	9,588	10,159

See Notes to Financial Statements

16

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Bayview Financial Mortgage-Pass-Through Trust
06-B, 1A2 5.800%, 4/28/36(2)	$48	$51
06-A, 1A2 5.483%, 2/28/41(2)	157	160
06-A, 1A4 6.087%, 2/28/41(2)	16,408	16,816
BCC Funding VIII LLC
14-A, B 144A 3.123%, 8/20/20(3)	2,799	2,789
14-1A, C 144A 4.216%, 8/20/20(3)	5,519	5,500
Beacon Container Finance LLC 12-1A, A 144A 3.720%, 9/20/27(3)	20,320	20,628
Bush Truck Leasing LLC 11-44, A 144A 5.000%, 9/25/18(3)	334	332
BXG Receivables Note Trust
10-A, A 144A 5.100%, 3/2/26(3)	2,616	2,732
12-A, A 144A 2.660%, 12/2/27(3)	5,538	5,505
13-A, A 144A 3.010%, 12/4/28(3)	9,526	9,595
California Republic Auto Receivables Trust
12-1, B 144A 1.760%, 1/16/18(3)	13,570	13,743
13-1, B 144A 2.240%, 1/15/19(3)	11,600	11,759
14-2, B 2.340%, 4/15/20	7,090	6,996
14-2, C 3.290%, 3/15/21	2,700	2,666
Capital Auto Receivables Asset Trust
13-1, C 1.740%, 10/22/18	5,425	5,427
13-4, C 2.670%, 2/20/19	2,550	2,575

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust 14-A2, A2 1.260%, 1/15/20	$19,412	$19,397
Carfinance Capital Auto Trust
13-A, B 144A 2.750%, 11/15/18(3)	6,740	6,839
13-A1, C 144A 3.450%, 3/15/19(3)	2,210	2,229
13-2A, B 144A 3.150%, 8/15/19(3)	19,350	19,663
CarMax Auto Owner Trust
12-1, B 1.760%, 8/15/17	6,190	6,273
14-2, B 1.880%, 11/15/19	1,000	994
14-2, C 2.080%, 1/15/20	7,175	7,122
CarNow Auto Receivables Trust
13-1A, B 144A 1.970%, 11/15/17(3)	4,570	4,567
13-1A,C 144A 2.980%, 11/15/17(3)	7,244	7,260
14-1A, D 144A 4.160%, 11/15/18(3)	3,000	2,991
14-1A, E 144A 5.530%, 1/15/20(3)	4,350	4,335
CCG Receivables Trust 14-1, B 144A 2.150%, 11/15/21(3)	5,080	5,081
Centre Point Funding LLC 12-2A, 1 144A 2.610%, 8/20/21(3)	8,884	8,841
CFC LLC
14-1A, B 144A 2.720%, 4/15/20(3)	5,550	5,584
14-2A, B 144A 2.640%, 11/16/20(3)	3,455	3,443
14-2A, C 144A 3.240%, 11/16/20(3)	2,750	2,740
Chase Funding Trust 04-2, 1A4 5.323%, 2/26/35	1,260	1,271

See Notes to Financial Statements

17

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	$34,545	$34,869
CIT Equipment Collateral 12-VT1, D 144A 4.120%, 10/21/19(3)	10,000	10,101
Citicorp Residential Mortgage Securities, Inc. 07-12, A6 5.696%, 6/25/37(2)	9,443	9,757
CNH Equipment Trust
12-B, A4 1.160%, 6/15/20	10,000	10,037
12-B, B 1.780%, 6/15/20	4,000	4,055
Conseco Financial Corp.
94-1, A5 7.650%, 4/15/19	113	117
01-3, A4 6.910%, 5/1/33(2)	12,122	13,424
Cronos Containers Program Ltd. 12-2A, A 144A 3.810%, 9/18/27(3)	17,876	17,887
Direct Capital Funding IV LLC
13-1, D 144A 4.599%, 10/20/19(3)	3,555	3,615
13-A1, C 144A 4.830%, 11/20/20(3)	5,000	5,078
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	39,545	41,771
Drug Royalty LP
II 14-1, A2 144A 3.484%, 7/15/23(3)	19,662	19,659
I 12-1, A2 144A 5.800%, 7/15/24(3)	3,860	3,987
DT Auto Owner Trust
13-1A, C 144A 2.730%, 2/15/19(3)	17,775	17,935

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
13-2A, C 144A 3.060%, 9/16/19(3)	$17,500	$17,729
14-1A, C 144A 2.640%, 10/15/19(3)	14,400	14,465
14-2A, C 144A 2.460%, 1/15/20(3)	14,370	14,336
Exeter Automobile Receivables Trust
12-1A, C 144A 5.270%, 10/16/17(3)	8,500	8,743
12-2A, C 144A 3.060%, 7/16/18(3)	8,050	8,193
13-2A, B 144A 3.090%, 7/16/18(3)	17,820	18,161
14-1A, B 144A 2.420%, 1/15/19(3)	9,220	9,264
13-1A, C 144A 3.520%, 2/15/19(3)	15,000	15,449
14-1A, C 144A 3.570%, 7/15/19(3)	15,830	16,035
13-1A, D 144A 5.050%, 10/15/19(3)	13,000	13,177
14-2A, C 144A 3.260%, 12/16/19(3)	14,615	14,607
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	15,890	15,827
Foursight Capital Automobile Receivables Trust 14-1, B 144A 3.560%, 11/22/21(3)	4,704	4,703
Global Science Finance S.A.R.L.
13-1A, A 144A 2.980%, 4/17/28(3)	21,845	21,692
13-2A, A 144A 3.670%, 11/17/28(3)	6,417	6,512
GMAC Mortgage Corp. Loan Trust 06-HLTV, A4 5.810%, 10/25/29	3,822	3,860
GreatAmerica Leasing Receivables Funding, LLC 13-1, A4 144A 1.160%, 5/15/18(3)	2,235	2,239

See Notes to Financial Statements

18

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
GSAA Home Equity Trust
05-1, AF4 5.619%, 11/25/34(2)	$796	$848
05-12, AF3W 4.999%, 9/25/35(2)	10,775	10,971
Harley-Davidson Motorcycle Trust 10-1, C 2.590%, 4/15/18	3,319	3,327
Hertz Vehicle Financing LLC
09-2A, A2 144A 5.290%, 3/25/16(3)	5,000	5,061
13-1A, A1 144A 1.120%, 8/25/17(3)	18,325	18,302
11-1A, A2 144A 3.290%, 3/25/18(3)	12,290	12,762
Hilton Grand Vacations Trust
13-A, A 144A 2.280%, 1/25/26(3)	14,286	14,369
14-AA, A 144A 1.770%, 11/25/26(3)	17,935	17,776
Hyundai Auto Receivables Trust
12-B, C 1.950%, 10/15/18	10,000	10,179
14-B, D 2.510%, 12/15/20	9,675	9,619
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	3,708	3,725
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	1,181	1,216
LEAF Receivables Funding LLC
12-1, D 144A 4.680%, 9/15/20(3)	5,859	5,939
13-1, D 144A 5.110%, 9/15/21(3)	655	668

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Marriott Vacation Club Owner Trust
12-1A, A 144A 2.510%, 5/20/30(3)	$21,551	$21,807
10-1A, A 144A 3.540%, 10/20/32(3)	716	742
10-1A, B 144A 4.520%, 10/20/32(3)	1,397	1,447
MMCA Auto Owner Trust 11-A, B 144A 2.720%, 10/17/16(3)	3,500	3,523
Nations Equipment Finance Funding I LLC
13-1A, B 144A 3.818%, 5/20/21(3)	4,000	4,059
13-1A, C 144A 5.500%, 5/20/21(3)	7,833	8,047
New Century Home Equity Loan Trust 05-A, A4W 5.035%, 8/25/35(2)	16,474	17,154
OneMain Financial Issuance Trust 14-1A, A 144A 2.430%, 6/18/24(3)	9,270	9,270
Orange Lake Timeshare Trust
12-AA, A 144A 3.450%, 3/10/27(3)	5,715	5,886
14-AA, A 2.290%, 7/9/29(3)	5,850	5,845
Prestige Auto Receivables Trust 14-1A, C 144A 2.390%, 5/15/20(3)	7,000	6,945
Residential Asset Mortgage Products, Inc. 03-RS8, AI7 5.015%, 9/25/33(2)	964	980
Residential Funding Mortgage Securities II Home Loan Trust 06-H11, M1 6.010%, 2/25/36(2)	4,024	4,063

See Notes to Financial Statements

19

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust
10-B, C 144A 3.020%, 10/17/16(3)	$138	$138
12-4, C 2.940%, 12/15/17	5,170	5,275
12-2, D 3.870%, 2/15/18	31,045	32,185
12-6, C 1.940%, 3/15/18	9,645	9,719
12-5, C 2.700%, 8/15/18	4,850	4,954
12-6, D 2.520%, 9/17/18	17,455	17,716
13-1, D 2.270%, 1/15/19	23,445	23,495
13-3, C 1.810%, 4/15/19	17,215	17,150
13-5, D 2.730%, 10/15/19	19,500	19,606
14-3, C 2.130%, 8/17/20	16,400	16,264
14-4, D 3.100%, 11/16/20	6,650	6,648
Sierra Timeshare Receivables Funding LLC
10-3A, B 144A 4.440%, 11/20/25(3)	3,192	3,261
11-1A, B 144A 4.230%, 4/20/26(3)	3,088	3,185
12-2A, B 144A 3.420%, 3/20/29(3)	4,304	4,395
12-3A, A 144A 1.870%, 8/20/29(3)	15,086	15,165
13-1A, A 144A 1.590%, 11/20/29(3)	5,892	5,897
14-1A, A 144A 2.070%, 3/20/30(3)	6,661	6,676
14-2A, A 144A 2.050%, 6/20/31(3)	10,137	10,074
Silverleaf Finance XV LLC 12-D, A144A 3.000%, 3/17/25(3)	9,496	9,593
SLM Private Education Loan Trust
14-A, 2A2 144A 2.590%, 1/15/26(3)	3,850	3,857

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
13-B, A2A 144A 1.850%, 6/17/30(3)	$14,500	$14,121
13-C, A2A 144A 2.940%, 10/15/31(3)	10,805	11,036
SNAAC Auto Receivables Trust 14-1A, C 144A 2.210%, 1/15/20(3)	3,470	3,468
SoFi Professional Loan Program 14-A, A2 144A 3.020%, 10/25/27(3)	17,817	17,832
SolarCity LMC Series III LLC 14-2, A 144A 4.020%, 7/20/44(3)	8,620	8,649
Structured Asset Investment Loan Trust 05-HE1, M1 0.860%, 7/25/35(2)	4,864	4,778
Structured Asset Securities Corp. 01-SB1, A2 3.375%, 8/25/31	2,594	2,558
SVO VOI Mortgage Corp.
10-AA, A 144A 3.650%, 7/20/27(3)	4,601	4,717
12-AA, A 144A 2.000%, 9/20/29(3)	9,130	9,123
TAL Advantage V LLC 13-1A A 144A 2.830%, 2/22/38(3)	14,090	13,906
TCF Auto Receivables Owner Trust
14-1A, B 144A 2.330%, 5/15/20(3)	1,733	1,733
14-1A, C 144A 3.120%, 4/15/21(3)	2,035	2,034
Terwin Mortgage Trust 04-15ALT, A1 144A 5.665%, 7/25/34(2)(3)	6,533	6,359
Textainer Marine Containers Ltd. 13-1A, A 144A 3.900%, 9/20/38(3)	18,000	18,285

See Notes to Financial Statements

20

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES (continued)
Tidewater Auto Receivables Trust
12-AA, B 144A 2.430%, 4/15/19(3)	$7,488		$7,593
14-AA, C 2.560%, 8/15/19(3)	3,500		3,464
Trinity Rail Leasing LP 03-1A, A 144A 5.640%, 10/12/26(3)	5,360		5,787
Trip Rail Master Funding LLC
11-1A, A1A 144A 4.370%, 7/15/41(3)	17,680		18,482
14-1A, A1 144A 2.863%, 4/15/44(3)	4,558		4,494
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	19,901		20,580
Volvo Financial Equipment LLC
13-1A, B 144A 1.240%, 8/15/19(3)	15,835		15,838
14-1A, C 144A 1.940%, 11/15/21(3)	6,000		5,958
Welk Resorts LLC 13-A, A 144A 3.100%, 3/15/29(3)	5,971		6,014
Westgate Resorts LLC 12-2A, A 144A 3.000%, 1/20/25(3)	944		952
Westlake Automobile Receivables Trust 14-1A, C 144A 1.700%, 11/15/19(3)	6,165		6,152
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $1,515,363)			1,527,009
CORPORATE BONDS AND NOTES—35.8%
Consumer Discretionary—2.0%
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(3)	14,225	BRL	5,521
Boyd Gaming Corp.
9.125%, 12/1/18	2,425		2,540
9.000%, 7/1/20	5,350		5,638

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(3)	$5,810	$6,057
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	3,625	2,818
CCO Holdings LLC 7.375%, 6/1/20	6,700	7,102
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	16,440	17,139
Columbus International, Inc. 144A 7.375%, 3/30/21(3)	2,330	2,432
Daimler Finance North America LLC 144A 1.875%, 1/11/18(3)	7,100	7,094
Dana Holding Corp. 6.500%, 2/15/19	3,973	4,142
Hyatt Hotels Corp. 3.875%, 8/15/16	7,000	7,335
Hyundai Motor Manufacturing 144A 4.500%, 4/15/15(3)	6,000	6,106
iHeartCommunications, Inc.
10.000%, 1/15/18	4,025	3,388
144A 9.000%, 9/15/22(3)	5,530	5,502
International Game Technology 7.500%, 6/15/19	1,115	1,262
Jaguar Land Rover Automotive plc 144A 4.125%, 12/15/18(3)	3,845	3,867
MGM Resorts International 6.750%, 10/1/20	6,500	6,939

See Notes to Financial Statements

21

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Numericable Group SA 144A 4.875%, 5/15/19(3)	$8,295	$8,222
QVC, Inc. 3.125%, 4/1/19	12,765	12,812
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(3)	20,955	20,117
Toll Brothers Finance Corp.
4.000%, 12/31/18	10,375	10,388
6.750%, 11/1/19	10,036	11,265
Virgin Media Secured Finance plc 144A 5.375%, 4/15/21(3)	3,405	3,448
Weyerhaeuser Real Estate Co. 144A 4.375%, 6/15/19(3)	3,330	3,268
Wyndham Worldwide Corp. 2.500%, 3/1/18	2,960	2,969
Wynn Macau Ltd. 144A 5.250%, 10/15/21(3)	11,050	10,718

		178,089

Consumer Staples—0.3%
Heinz (H.J.) Co. 4.250%, 10/15/20	20,949	20,871
Smithfield Foods, Inc. 144A 5.250%, 8/1/18(3)	6,850	6,884

		27,755

Energy—3.9%
Afren plc 144A 11.500%, 2/1/16(3)	4,790	5,060
California Resources Corp. 144A
5.000%, 1/15/20(3)	6,165	6,273
144A 5.500%, 9/15/21(3)	10,710	10,884
Calumet Specialty Products Partners LP 144A 6.500%, 4/15/21(3)	17,435	16,650

	PAR VALUE	VALUE
Energy (continued)
Carrizo Oil & Gas, Inc. 7.500%, 9/15/20	$5,450	$5,695
Compagnie Generale de Geophysique-Veritas 7.750%, 5/15/17	778	772
Energy Transfer Partners LP 4.150%, 10/1/20	14,620	15,186
Forest Oil Corp. 7.250%, 6/15/19	9,035	8,538
Frontier Oil Corp. 6.875%, 11/15/18	2,550	2,652
FTS International, Inc. 144A 6.250%, 5/1/22(3)	2,245	2,217
Gazprom OAO (Gaz Capital SA) 144A 4.950%, 5/23/16(3)(5)	5,000	5,063
IPIC GMTN Ltd. RegS 3.750%, 3/1/17(4)	10,000	10,450
Linn Energy LLC 6.500%, 5/15/19	9,980	9,830
Lukoil OAO International Finance BV 144A 6.375%, 11/5/14(3)	4,900	4,911
3.416%, 4/24/18(3)	6,000	5,618
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(3)	7,500	8,513
NGL Energy Partners LP (NGL Energy Finance Corp.) 144A 5.125%, 7/15/19(3)	4,940	4,860
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	20,870	21,209
Petrobras Global Finance BV 3.250%, 3/17/17	21,600	21,859
Petrobras International Finance Co. 3.500%, 2/6/17	10,000	10,174

See Notes to Financial Statements

22

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Petroleos de Venezuela SA
Series 2015, 5.000%, 10/28/15	$25,905	$22,214
RegS 8.500%, 11/2/17(4)	86,335	68,196
Petroleos Mexicanos 144A 3.125%, 1/23/19(3)	20,730	21,248
PHI, Inc. 5.250%, 3/15/19	6,275	6,330
Plains Exploration & Production Co. 6.500%, 11/15/20	8,568	9,404
Pride International, Inc. 8.500%, 6/15/19	4,065	5,037
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	7,925	7,945
Rosneft Finance SA RegS 7.500%, 7/18/16(4)(5)	13,235	13,781
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	8,000	8,260
Sinopec Capital Ltd. 144A 1.875%, 4/24/18(3)	11,750	11,469
Weatherford International Ltd. 9.625%, 3/1/19	4,110	5,277

		355,575

Financials—17.4%
ABN AMRO Bank N.V. 144A 4.250%, 2/2/17(3)	4,425	4,705
ADCB Finance Cayman Ltd. 144A 4.750%, 10/8/14(3)	5,290	5,292
AerCap Ireland Capital Ltd. (AerCap Global Aviation Trust) 144A 3.750%, 5/15/19(3)	5,930	5,760

	PAR VALUE		VALUE
Financials (continued)
Aircastle Ltd.
4.625%, 12/15/18	$7,740		$7,759
6.250%, 12/1/19	10,400		10,998
Akbank TAS
144A 5.125%, 7/22/15(3)	8,900		9,136
144A 7.500%, 2/5/18(3)	12,140	TRY	4,744
Allstate Corp. 6.125%, 5/15/37(2)	4,730		5,055
American International Group, Inc.
2.375%, 8/24/15	5,825		5,912
5.850%, 1/16/18	7,300		8,213
American Tower Trust I 144A 1.551%, 3/15/18(3)	6,900		6,787
Associated Banc Corp. 5.125%, 3/28/16	8,635		9,117
Aviation Capital Group Corp. 144A 3.875%, 9/27/16(3)	10,380		10,681
Avis Budget Car Rental LLC 4.875%, 11/15/17	13,470		13,807
Banco Bradesco SA
144A 4.125%, 5/16/16(3)	7,000		7,263
144A 4.500%, 1/12/17(3)	13,000		13,634
Banco Continental SA (Continental Senior Trustees II Cayman Ltd.) 144A 5.750%, 1/18/17(3)(5)	10,000		10,725
Banco de Credito del Peru 144A 2.750%, 1/9/18(3)	15,836		15,836
Banco Santander Brasil SA
144A 4.500%, 4/6/15(3)	7,500		7,584
144A 8.000%, 3/18/16(3)	28,335	BRL	11,055
144A 4.625%, 2/13/17(3)	9,300		9,707

See Notes to Financial Statements

23

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Banco Santander Chile 144A 2.106%, 6/7/18(2)(3)	$5,300	$5,386
Banco Votorantim SA 144A 5.250%, 2/11/16(3)	10,500	10,868
Bangkok Bank plc 144A 2.750%, 3/27/18(3)	16,550	16,649
Bank of America Corp. (Countrywide Financial Corp.) 6.250%, 5/15/16	9,110	9,819
2.000%, 1/11/18	14,905	14,842
5.490%, 3/15/19	2,868	3,167
Bank of Baroda 144A 4.875%, 7/23/19(3)	23,575	24,844
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	10,110	10,835
Bank of India
144A 3.250%, 4/18/18(3)	22,470	22,694
144A 3.625%, 9/21/18(3)	10,200	10,371
Barclays Bank plc
144A 6.050%, 12/4/17(3)	13,130	14,596
144A 5.926%(2)(3)(6)(7)	3,773	3,999
BBVA Banco Continental SA 144A 3.250%, 4/8/18(3)	8,270	8,402
BioMed Realty LP 3.850%, 4/15/16	9,375	9,771
Blackstone Holdings Finance Co. LLC 144A 6.625%, 8/15/19(3)	7,105	8,431
Brazil Loan Trust 1 144A 5.477%, 7/24/23(3)	21,035	21,876
Caixa Economica Federal 144A 7.250%, 7/23/24(2)(3)	13,775	13,844

	PAR VALUE	VALUE
Financials (continued)
Capital One Na/Mclean VA 2.400%, 9/5/19	$5,000	$4,949
China Cinda Finance Ltd. 144A 4.000%, 5/14/19(3)	12,775	12,827
Chubb Corp. (The) 6.375%, 3/29/67(2)	8,205	8,995
Citigroup, Inc.
0.502%, 6/9/16(2)	3,400	3,382
5.500%, 2/15/17	23,460	25,433
2.500%, 9/26/18	10,000	10,067
CNA Financial Corp. 5.850%, 12/15/14	7,575	7,662
CNH Capital LLC 3.625%, 4/15/18	20,225	19,871
Comerica Bank, Inc.
4.800%, 5/1/15	1,828	1,873
5.750%, 11/21/16	5,940	6,508
Continental Airlines Pass-Through-Trust 99-2, C2 AMBC 6.236%, 3/15/20	12,783	13,678
Corpbanca SA
3.125%, 1/15/18	8,000	8,036
144A 3.875%, 9/22/19(3)	17,000	17,085
Daimler Finance North America LLC 144A 2.625%, 9/15/16(3)	11,000	11,321
Discover Bank 8.700%, 11/18/19	1,750	2,185
DNB Bank ASA 144A 3.200%, 4/3/17(3)	24,700	25,788
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	8,295	8,212
Fifth Third Bancorp 4.500%, 6/1/18	6,745	7,286
Fifth Third Bank 4.750%, 2/1/15	750	761
First Tennessee Bank N.A.
5.050%, 1/15/15	13,750	13,911
5.650%, 4/1/16	15,664	16,503

See Notes to Financial Statements

24

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Ford Motor Credit Co. LLC
4.207%, 4/15/16	$10,000	$10,458
5.000%, 5/15/18	10,000	10,923
General Electric Capital Corp. 0.618%, 5/5/26(2)	8,000	7,625
General Motors Financial Co., Inc.
4.750%, 8/15/17	25,655	27,066
3.500%, 7/10/19	9,715	9,801
Genworth Holdings, Inc.
7.200%, 2/15/21	5,000	5,898
7.625%, 9/24/21	13,825	16,775
GLP Capital LP (GLP Financing II, Inc.)
4.375%, 11/1/18	4,085	4,146
4.875%, 11/1/20	13,800	14,072
Goldman Sachs Group, Inc. (The)
5.625%, 1/15/17	14,000	15,205
2.900%, 7/19/18	8,200	8,401
7.500%, 2/15/19	2,451	2,923
Government Properties Income Trust 3.750%, 8/15/19	2,905	2,926
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	18,800	19,951
HBOS plc 144A 6.750%, 5/21/18(3)	685	775
HCP, Inc. 3.750%, 2/1/19	4,940	5,204
Health Care REIT, Inc.
4.700%, 9/15/17	8,565	9,304
4.125%, 4/1/19	4,100	4,369
Healthcare Realty Trust, Inc. 6.500%, 1/17/17	3,000	3,318
Hertz Corp. (The) 5.875%, 10/15/20	9,420	9,608
HSBC USA, Inc. 2.625%, 9/24/18	19,485	19,936

	PAR VALUE	VALUE
Financials (continued)
Huntington Bancshares, Inc. 7.000%, 12/15/20	$17,065	$20,445
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(6)(7)	13,210	14,183
Hyundai Capital Services, Inc.
144A 6.000%, 5/5/15(3)	4,975	5,125
144A 3.750%, 4/6/16(3)	500	519
144A 1.450%, 2/6/17(3)	8,000	7,994
144A 2.125%, 10/2/17(3)	2,940	2,976
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
3.500%, 3/15/17	965	955
4.875%, 3/15/19	1,520	1,505
ICICI Bank Ltd.
RegS 4.700%, 2/21/18(4)	13,000	13,727
144A 4.800%, 5/22/19(3)	13,000	13,767
ING Bank NV 144A 1.375%, 3/7/16(3)	9,000	9,053
International Lease Finance Corp. 3.875%, 4/15/18	18,635	18,495
Intesa San Paolo SpA 3.125%, 1/15/16	12,190	12,470
iStar Financial, Inc.
4.000%, 11/1/17	12,900	12,577
4.875%, 7/1/18	12,250	11,974
5.000%, 7/1/19	2,440	2,361
Jefferies Group, Inc. 5.125%, 4/13/18	6,541	7,125
JPMorgan Chase & Co. 6.125%, 6/27/17	8,850	9,866
KeyBank N.A.
7.413%, 5/6/15	3,000	3,120
4.950%, 9/15/15	1,295	1,347

See Notes to Financial Statements

25

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Korea Development Bank 3.500%, 8/22/17	$9,750		$10,224
Lazard Group LLC 4.250%, 11/14/20	7,765		8,120
Level 3 Financing, Inc. 7.000%, 6/1/20	4,065		4,304
Lincoln National Corp.
8.750%, 7/1/19	15,040		19,163
6.050%, 4/20/67(2)(7)	2,885		2,950
Macquarie Group Ltd.
144A 3.000%, 12/3/18(3)	4,870		4,972
144A 6.000%, 1/14/20(3)	10,950		12,289
Magyar Fejlesztesi Bank Zrt. 144A 6.250%, 10/21/20(3)	2,960		3,286
Manufacturers & Traders Trust Co. 5.629%, 12/1/21(2)	5,000		5,188
MetLife, Inc. 6.750%, 6/1/16	910		998
Morgan Stanley
5.550%, 4/27/17	10,200		11,168
144A 10.090%, 5/3/17(3)	22,595	BRL	9,009
Nationstar Mortgage LLC 6.500%, 8/1/18	19,865		19,915
Navient LLC
4.625%, 9/25/17	24,805		25,146
4.875%, 6/17/19	9,140		9,140
ORIX Corp. 5.000%, 1/12/16	5,228		5,475
PennantPark Investment Corp. 4.500%, 10/1/19	7,710		7,753
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(5)	14,800		14,319
PNC Funding Corp. 5.625%, 2/1/17	3,130		3,412

	PAR VALUE	VALUE
Financials (continued)
Principal Life Global Funding II 144A 2.250%, 10/15/18(3)	$17,580	$17,650
Progressive Corp. (The) 6.700%, 6/15/37(2)	2,740	3,002
Prudential Financial, Inc.
4.750%, 9/17/15	4,770	4,958
8.875%, 6/15/38(2)(7)	11,200	13,510
QBE Insurance Group Ltd. 144A 2.400%, 5/1/18(3)	7,750	7,755
Regions Bank 7.500%, 5/15/18	12,001	14,017
Regions Financial Corp. 5.750%, 6/15/15	2,535	2,616
Royal Bank of Scotland Group plc (The) 6.400%, 10/21/19	3,130	3,642
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 5.298%, 12/27/17(3)	13,655	13,348
144A 5.100%, 7/25/18(3)(5)	8,750	8,457
Sabra Health Care LP 5.500%, 2/1/21	6,435	6,548
Santander Holdings USA, Inc. 3.000%, 9/24/15	980	1,000
Santander U.S. Debt S.A.U.
144A 3.724%, 1/20/15(3)	8,100	8,169
Unipersonal 144A 3.781%, 10/7/15(3)	8,000	8,219
SBA Tower Trust 144A 2.933%, 12/15/17(3)	13,275	13,463
Schaeffler Finance BV 144A 4.250%, 5/15/21(3)	14,140	13,645

See Notes to Financial Statements

26

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Schaeffler Holding Finance BV PIK Interest Capitalization, 144A 6.875%, 8/15/18(3)(10)	$2,210	$2,309
Senior Housing Properties Trust
4.300%, 1/15/16	6,875	7,073
3.250%, 5/1/19	6,685	6,729
Shinhan Bank
144A 4.375%, 7/27/17(3)	11,700	12,499
144A 1.875%, 7/30/18(3)	1,000	981
Skandinaviska Enskilda Banken AB 144A 1.750%, 3/19/18(3)	6,775	6,747
Societe Generale S.A.
144A 3.100%, 9/14/15(3)	2,900	2,960
144A 3.500%, 1/15/16(3)	6,895	7,114
State Street Corp. 4.956%, 3/15/18(7)	9,845	10,716
SunTrust Bank, Inc.
6.000%, 9/11/17	4,925	5,532
5.450%, 12/1/17	3,750	4,137
Svenska Handelsbanken AB 3.125%, 7/12/16	10,000	10,393
Telecom Italia Capital SA 7.175%, 6/18/19	2,395	2,706
Turkiye Garanti Bankasi AS 144A 4.750%, 10/17/19(3)	8,500	8,466
Turkiye Is Bankasi 144A 3.750%, 10/10/18(3)	12,630	12,314
Turkiye Vakiflar Bankasi Tao 144A 3.750%, 4/15/18(3)	4,000	3,878
Union Bank NA
1.500%, 9/26/16	2,000	2,017
2.625%, 9/26/18	2,700	2,745

	PAR VALUE	VALUE
Financials (continued)
Unum Group 7.125%, 9/30/16	$6,620	$7,394
Ventas Realty LP (Ventas Capital Corp.)
4.000%, 4/30/19	7,100	7,553
2.700%, 4/1/20	2,948	2,901
Vnesheconombank (VEB Finance plc) 144A 4.224%, 11/21/18(3)(5)	16,710	15,534
Voya Financials, Inc. 2.900%, 2/15/18	25,620	26,362
VTB Bank OJSC (VTB Capital SA)
144A 6.465%, 3/4/15(3)(5)	15,900	16,042
144A 6.000%, 4/12/17(3)(5)	12,300	12,284
Wachovia Corp. 5.625%, 10/15/16	2,500	2,721
Wells Fargo & Co. 5.125%, 9/15/16	5,000	5,387
Willis Group Holdings plc 4.125%, 3/15/16	6,000	6,232
Willis North America, Inc. 6.200%, 3/28/17	4,960	5,422
XL Group plc Series E, 6.500%, 12/29/49(2)	12,790	12,278
XLIT Ltd. 2.300%, 12/15/18	9,730	9,723
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(3)	18,650	17,717
Zions Bancorp 4.500%, 3/27/17	8,120	8,595

		1,581,056

Health Care—1.5%
Alere, Inc. 6.500%, 6/15/20	6,175	6,190
Catamaran Corp. 4.750%, 3/15/21	7,165	6,910

See Notes to Financial Statements

27

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Community Health Systems, Inc. (CHS)
144A 5.125%, 8/1/21(3)	$4,790	$4,802
144A 6.875%, 2/1/22(3)	860	901
Forest Laboratories, Inc. 144A 4.375%, 2/1/19(3)	13,430	14,153
HCA, Inc.
3.750%, 3/15/19	9,580	9,388
6.500%, 2/15/20	19,575	21,410
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	8,625	8,992
Owens & Minor, Inc. 3.875%, 9/15/21	2,485	2,492
Salix Pharmaceuticals Ltd. 144A 6.000%, 1/15/21(3)	3,465	3,760
Symbion, Inc. 8.000%, 6/15/16	6,517	6,761
Tenet Healthcare Corp.
144A 5.500%, 3/1/19(3)	9,905	9,979
4.750%, 6/1/20	9,275	9,252
6.000%, 10/1/20	9,560	10,134
8.125%, 4/1/22	8,265	9,091
Valeant Pharmaceuticals International, Inc. 144A 6.750%, 8/15/18(3)	6,110	6,461
Valeant Pharmaceuticals International, Inc. Escrow Corp. 144A 5.625%, 12/1/21(3)	7,310	7,301
Zoetis, Inc. 1.875%, 2/1/18	1,975	1,961

		139,938

	PAR VALUE	VALUE
Industrials—4.5%
ADT Corp.(The) 6.250%, 10/15/21	$13,360	$13,861
Air Canada Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	12,034	12,335
America West Airlines Pass-Through-Trust
98-1, A 6.870%, 1/2/17	1,340	1,400
99-1, G 7.930%, 1/2/19	9,020	10,035
01-1, G 7.100%, 4/2/21	45,158	50,351
American Airlines Pass-Through-Trust
13-2, B 144A 5.600%, 7/15/20(3)	9,663	9,953
14-1, B 4.375%, 10/1/22	8,250	8,375
Atlas Air Pass-Through-Trust
98-1, A 7.380%, 1/2/18	5,834	5,943
99-1, A1 7.200%, 1/2/19	1,534	1,599
00-1, A 8.707%, 1/2/19	4,341	4,563
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	8,602	8,785
Bombardier, Inc. 144A 4.750%, 4/15/19(3)	19,060	19,036
British Airways plc 144A 5.625%, 6/20/20(3)	13,496	14,374
Continental Airlines Pass-Through-Trust
98-, A 6.648%, 9/15/17	3,540	3,752
99-1, A 6.545%, 2/2/19	10,180	11,287

See Notes to Financial Statements

28

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Industrials (continued)
09-2, A 7.250%, 11/10/19	$1,980		$2,322
00-1, A1 8.048%, 11/1/20	7,184		8,270
01-1, A1 6.703%, 6/15/21	13,963		15,080
Delta Air Lines Pass-Through-Trust 12-1, A 4.750%, 5/7/20	30,345		32,848
Deluxe Corp. 6.000%, 11/15/20	2,950		3,083
HD Supply, Inc. 8.125%, 4/15/19	2,935		3,184
Northwest Airlines Pass-Through-Trust
07-1, B 8.028%, 11/1/17	2,705		3,017
02-1, G2 6.264%, 11/20/21	13,520		14,618
Odebrecht Finance Ltd. 144A 8.250%, 4/25/18(3)	12,850	BRL	4,738
Parker Hannifin Corp. 5.500%, 5/15/18	7,970		8,956
Rexel SA 144A 5.250%, 6/15/20(3)	15,970		16,120
Spirit AeroSystems, Inc. 144A 5.250%, 3/15/22(3)	2,905		2,912
Toledo Edison Co. (The) 7.250%, 5/1/20	224		267
Transnet SOC Ltd. 144A 4.500%, 2/10/16(3)	9,000		9,315
U.S. Airways Pass-Through-Trust
12-2, C 5.450%, 6/3/18	10,000		10,000
01-1, G 7.076%, 3/20/21	19,058		20,821
11-1, A 7.125%, 10/22/23	7,879		9,140

	PAR VALUE	VALUE
Industrials (continued)
UAL Pass-Through-Trust
09-2 9.750%, 1/15/17	$22,572	$25,507
07-01, A 6.636%, 7/2/22	18,489	19,968
United Rentals North America, Inc. 5.750%, 7/15/18	7,895	8,270
Virgin Australia Trust 13-1A 144A 5.000%, 10/23/23(3)	18,411	19,193

		413,278

Information Technology—1.2%
Alcatel-Lucent USA, Inc. 144A 6.750%, 11/15/20(3)	10,810	11,053
Avaya, Inc. 144A 7.000%, 4/1/19(3)	25,510	24,952
Ceridian LLC (Comdata, Inc.) 144A 8.125%, 11/15/17(3)	795	798
Dun & Bradstreet Corp. (The) 3.250%, 12/1/17	16,800	17,371
Equinix, Inc. 4.875%, 4/1/20	8,062	8,022
Fidelity National Financial, Inc. 6.600%, 5/15/17	6,475	7,202
First Data Corp.
11.750%, 8/15/21	11,439	13,298
PIK Interest Capitalization, 144A 8.750%, 1/15/22(3)(10)	3,250	3,461
Infor Software Parent LLC PIK Interest Capitalization, 144A 7.125%, 5/1/21(3)(10)	4,455	4,433
MDC-GMTN B.V. 144A 3.750%, 4/20/16(3)	4,000	4,162
Sanmina Corp. 144A 4.375%, 6/1/19(3)	3,280	3,223

See Notes to Financial Statements

29

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
Sophia Holding Finance LP PIK Interest Capitalization, 144A 9.625%, 12/1/18(3)(10)	$8,835	$8,968
SunGard Availability Services Capital, Inc. 144A 8.750%, 4/1/22(3)	4,550	3,412

		110,355

Materials—2.5%
Allegheny Technologies, Inc. 9.375%, 6/1/19	7,245	8,846
Anglo American Capital plc 144A 9.375%, 4/8/19(3)	1,950	2,475
Ardagh Packaging Finance plc 144A 6.250%, 1/31/19(3)	2,705	2,685
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(3)	6,050	5,974
Cemex SAB de CV 144A 9.500%, 6/15/18(3)	9,754	10,909
CRH America, Inc.
4.125%, 1/15/16	4,000	4,154
8.125%, 7/15/18	4,770	5,760
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(5)	11,920	11,660
FMG Resources Property Ltd. 144A 8.250%, 11/1/19(3)	8,600	8,922
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18	9,000	9,024
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	8,330	9,371
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	2,000	2,063

	PAR VALUE	VALUE
Materials (continued)
Hexion U.S. Finance Corp.
8.875%, 2/1/18	$12,085	$12,342
6.625%, 4/15/20	12,240	12,362
Huntsman International LLC 4.875%, 11/15/20	3,910	3,871
INEOS Group Holdings SA 144A 5.875%, 2/15/19(3)	5,870	5,797
International Paper Co. 9.375%, 5/15/19	5,330	6,942
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(3)	8,005	8,205
Reynolds Group Issuer, Inc.
5.750%, 10/15/20	12,945	13,236
8.250%, 2/15/21	3,120	3,315
Sappi Papier Holding GmbH
144A 7.750%, 7/15/17(3)	12,830	13,792
144A 8.375%, 6/15/19(3)	7,770	8,411
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(3)(5)	5,975	6,245
Sinopec Group Overseas Development Ltd. 144A 2.750%, 5/17/17(3)	10,000	10,248
Tronox Finance LLC 6.375%, 8/15/20	10,840	10,948
Turkiye Sise Ve Cam Fabrikalari AS 144A 4.250%, 5/9/20(3)	12,755	12,245
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	10,640	12,236
144A 6.000%, 1/31/19(3)	6,000	6,090

		228,128

See Notes to Financial Statements

30

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services—1.5%
AT&T, Inc. 5.500%, 2/1/18	$11,123	$12,441
CenturyLink, Inc. Series V 5.625%, 4/1/20	10,050	10,404
Crown Castle Towers LLC 144A 3.214%, 8/15/15(3)	4,950	5,056
144A 5.495%, 1/15/17(3)	5,915	6,331
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	8,360	8,653
Frontier Communications Corp.
7.125%, 3/15/19	12,200	13,237
6.250%, 9/15/21	4,890	4,869
Millicom International Cellular SA 144A 6.625%, 10/15/21(3)	6,045	6,302
Sprint Corp. 144A 7.250%, 9/15/21(3)	4,080	4,259
T-Mobile USA, Inc.
6.464%, 4/28/19	7,630	7,945
6.542%, 4/28/20	7,905	8,132
Telefonica Emisiones SAU 3.192%, 4/27/18	2,805	2,894
Verizon Communications, Inc.
2.500%, 9/15/16	5,900	6,054
3.650%, 9/14/18	13,800	14,543
Wind Acquisition Finance S.A. 144A 4.750%, 7/15/20(3)	9,005	8,701
Windstream Corp. 7.750%, 10/15/20	12,125	12,822

		132,643

	PAR VALUE	VALUE
Utilities—1.0%
Abu Dhabi National Energy Co. 144A 2.500%, 1/12/18(3)	$13,930	$14,051
AmeriGas Partners LP
6.250%, 8/20/19	5,670	5,854
6.750%, 5/20/20	4,000	4,180
Dayton Power & Light Co.(The) 1.875%, 9/15/16	2,000	2,026
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(3)	14,735	15,674
Korea Western Power Co., Ltd. 144A 3.125%, 5/10/17(3)	9,800	10,102
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	8,800	10,230
PPL WEM Holdings plc 144A 3.900%, 5/1/16(3)	5,495	5,719
RJS Power Holdings LLC 144A 5.125%, 7/15/19(3)	12,340	12,278
State Grid Overseas Investment Ltd.
144A 1.750%, 5/22/18(3)	5,000	4,898
144A 2.750%, 5/7/19(3)	9,370	9,394

		94,406
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $3,218,279)		3,261,223
LOAN AGREEMENTS(2)—16.7%
Consumer Discretionary—4.9%
Acquisitions Cogeco Cable II LP Tranche B, 3.250%, 11/30/19	3,667	3,592
Affinia Group, Inc. Tranche B-2, 4.750%, 4/25/20	3,794	3,782
Allison Transmission Tranche B-3, 3.750%, 8/23/19	11,747	11,641

See Notes to Financial Statements

31

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Aristocrat International Ltd. Tranche B, 0.000%, 9/29/21(8)	$13,610	$13,485
Boyd Gaming Corp. Tranche B, 4.000%, 8/14/20	7,216	7,128
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 10.500%, 10/31/16	3,616	3,481
Tranche B-6, 6.949%, 3/1/17	3,861	3,531
Tranche B-7, 9.750%, 1/28/18	1,746	1,659
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	7,940	7,622
Caesars Growth Properties Holdings LLC Tranche B, First Lien 6.250%, 5/8/21	4,339	4,129
Charter Communications Operating LLC Tranche G, 4.250%, 9/10/21	4,242	4,237
Charter Communications Operations LLC
Tranche E, 3.000%, 7/1/20	9,457	9,194
Tranche F, 3.000%, 1/3/21	14,526	14,120
Checkout Holding Corp. Tranche B, First Lien 4.500%, 4/9/21	8,688	8,478
Chrysler Group LLC
Tranche B, 3.500%, 5/24/17	8,127	8,074
Tranche B, 3.250%, 12/31/18	4,153	4,087

	PAR VALUE	VALUE
Consumer Discretionary (continued)
CityCenter Holdings LLC Tranche B, 4.250%, 10/16/20	$9,919	$9,837
Clear Channel Communications, Inc. Tranche D, 6.904%, 1/30/19	21,650	20,745
CSC Holdings, Inc. Tranche B, 2.654%, 4/17/20	6,239	6,073
Cumulus Media Holdings, Inc. 4.250%, 12/23/20	10,140	9,984
Delta 2 (Lux) S.A.R.L.
Tranche B-3, 4.750%, 7/30/21	9,421	9,321
Second Lien, 0.000%, 7/29/22(8)	5,065	5,055
Hilton Worldwide Finance LLC 3.500%, 10/26/20	16,026	15,798
Intelsat Jackson Holdings S A. Tranche B-2, 3.750%, 6/30/19	12,912	12,730
Key Safety Systems, Inc. 4.750%, 8/29/21	6,629	6,619
Landry’s, Inc. Tranche B, 4.000%, 4/24/18	9,770	9,706
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	21,543	21,433
Libbey Glass, Inc. 3.750%, 4/9/21	5,947	5,902
MGM Resort International Tranche B 3.500%, 12/20/19	7,135	7,021
Mohegan Tribal Gaming Authority Tranche B, 5.500%, 11/19/19	3,375	3,324
Numericable SFR
Tranche B-1, 4.500%, 5/21/20	6,074	6,043

See Notes to Financial Statements

32

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Tranche B-2, 4.500%, 5/21/20	$5,254	$5,228
PVH Corp. Tranche B 3.250%, 2/13/20	14,476	14,514
Radio One, Inc. Tranche 2011, 7.500%, 3/31/16	1,850	1,882
Scientific Games International, Inc.
4.250%, 10/18/20	2,810	2,760
Tranche B-2, 0.000%, 9/17/21(8)	6,426	6,311
Seminole Hard Rock Entertainment, Inc. Tranche B, 3.500%, 5/14/20	2,809	2,760
Seminole Tribe of Florida 3.000%, 4/29/20	14,274	14,201
ServiceMaster Co. LLC (The) 4.250%, 7/1/21	7,653	7,549
Seven Seas Cruises S. DE R.L. Tranche B-2, 3.750%, 12/21/18	4,256	4,235
Sinclair Television Group, Inc. Tranche B-1, 3.500%, 7/30/21	11,660	11,522
SRAM LLC First Lien, 4.417%, 4/10/20	1,948	1,889
Station Casinos LLC Tranche B, 4.250%, 3/2/20	11,988	11,825
TI Group Automotive Systems LLC 4.250%, 7/2/21	3,037	3,001
Tribune Co. 4.000%, 12/27/20	10,971	10,843
Tribune Publishing Co. 5.750%, 8/4/21	10,515	10,436
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	14,060	13,814

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Univision Communications, Inc.
4.000%, 3/1/20	$10,790	$10,598
First Lien, 4.000%, 3/1/20	21,707	21,333
Virgin Media Investment Holdings Ltd. Tranche B, 3.500%, 6/7/20	13,968	13,624
WideOpenWest Finance LLC Tranche B, 4.750%, 4/1/19	8,758	8,743
Zuffa LLC 3.750%, 2/25/20	10,813	10,692

		445,591

Consumer Staples—1.0%
AdvancePierre Foods, Inc. First Lien, 5.750%, 7/10/17	209	210
Albertson’s LLC Tranche B-4 4.500%, 8/25/21	14,888	14,840
ARAMARK Corp.
3.250%, 9/6/19	19,195	18,895
3.250%, 2/24/21	6,194	6,084
Big Heart Pet Brands (Del Monte Corp.) 3.500%, 3/9/20	11,475	11,054
D.E Master Blenders (Charges OpCo BV) 0.000%, 7/23/21(8)	3,785	3,719
Heinz (H.J.) Co. Tranche B-2, 3.500%, 6/5/20	5,633	5,571
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	5,225	5,362
Prestige Brands 0.000%, 9/3/21(8)	1,605	1,605
Rite Aid Corp.
Tranche 7, 3.500%, 2/21/20	6,913	6,798

See Notes to Financial Statements

33

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Staples (continued)
Tranche 1, Second Lien, 5.750%, 8/21/20	$720	$731
Tranche 2, 4.875%, 6/21/21	14,688	14,642

		89,511

Energy—0.9%
Arch Coal, Inc. 6.250%, 5/16/18	16,463	15,115
CITGO Petroleum Corp. Tranche B, 4.500%, 7/29/21	1,393	1,394
Drillships Financing Holding, Inc. 5.500%, 7/25/21	6,226	6,055
EP Energy LLC (Everest Acquisition LLC)
Tranche B-3, 3.500%, 5/24/18	4,100	4,037
Tranche B-2, 4.500%, 4/30/19	768	766
Expro Finservices S.A.R.L. 5.750%, 9/2/21	11,521	11,487
FTS International, Inc. 5.750%, 4/16/21	2,820	2,828
Paragon Offshore Finance Co. 3.750%, 7/16/21	13,176	12,369
Quicksilver Resources, Inc. Second Lien, 7.000%, 6/21/19	4,598	4,196
Seadrill Operating LP 4.000%, 2/21/21	21,805	20,810

		79,057

Financials—1.5%
Altisource Solutions S.A.R.L. Tranche B, 4.500%, 12/9/20	19,165	18,255
Asurion LLC Tranche B-1, 5.000%, 5/24/19	10,024	9,990

	PAR VALUE	VALUE
Financials (continued)
Capital Automotive LP
Tranche B-1, 4.000%, 4/10/19	$3,587	$3,574
Second Lien, 6.000%, 4/30/20	6,047	6,137
Clipper Acquisitions Corp. Tranche B, 3.000%, 2/6/20	6,267	6,145
Delos Finance S.A.R.L. 3.500%, 3/6/21	21,956	21,723
Guggenheim Partners LLC 4.875%, 7/22/20	4,872	4,845
iStar Financial, Inc. Tranche A-2, 7.000%, 3/19/17	3,253	3,343
Realogy Corp. Tranche B, 3.750%, 3/5/20	17,782	17,494
RPI Finance Trust Tranche B-3, 3.250%, 11/9/18	10,710	10,706
Trans Union LLC 2014 Replacement, 4.000%, 4/9/21	11,997	11,828
Walter Investment Management Corp. Tranche B 4.750%, 12/18/20	24,778	23,779

		137,819

Health Care—1.5%
Alere, Inc. Tranche B, 4.875%, 6/30/17	8,613	8,560
American Renal Holdings, Inc. Tranche B, First Lien, 4.500%, 8/20/19	9,321	9,199
AmSurg Corp. 3.750%, 7/16/21	2,591	2,568
Ardent Medical Services, Inc. First Lien, 6.750%, 7/2/18	3,994	4,016

See Notes to Financial Statements

34

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Health Care (continued)
Capsugel Holdings US, Inc. 3.500%, 8/1/18	$2,323	$2,283
CHG Healthcare Services, Inc. First Lien, 4.250%, 11/19/19	10,038	9,997
ConvaTec, Inc. 4.000%, 12/22/16	1,331	1,326
DaVita HealthCare Partners, Inc. Tranche B, 3.500%, 6/24/21	3,917	3,880
Emdeon, Inc. Tranche B-2, 3.750%, 11/2/18	4,105	4,065
Envision Healthcare Corp. (aka Emergency Medical Services Corp.) 4.000%, 5/25/18	6,679	6,625
Hologic, Inc. Refinancing Tranche B, 3.250%, 8/1/19	14,742	14,621
Iasis Healthcare LLC Tranche B-2, 4.500%, 5/3/18	5,760	5,750
InVentiv Health, Inc. Tranche B-4 7.750%, 5/15/18	8,750	8,695
Kinetic Concepts, Inc.
Tranche E-2, 3.500%, 11/4/16	6,669	6,597
Tranche E-1, 4.000%, 5/4/18	1,573	1,555
Mallinckrodt International Finance S.A. Tranche B-1, 3.500%, 3/19/21	1,655	1,635
NVA Holdings, Inc. First Lien, 4.750%, 8/14/21	2,535	2,530

	PAR VALUE	VALUE
Health Care (continued)
Quintiles Transnational Corp. Tranche B-3, 3.750%, 6/8/18	$8,757	$8,644
Salix Pharmaceuticals Ltd. First Lien, 4.250%, 1/2/20	4,988	4,982
Surgery Center Holdings, Inc.
First Lien, 6.000%, 4/11/19	3,517	3,526
0.000%, 7/24/20(8)	1,430	1,428
U.S. Renal Care, Inc. Tranche B-2, First Lien, 4.250%, 7/3/19	4,605	4,560
United Surgical Partners Tranche B 4.750%, 4/3/19	3,760	3,762
Valeant Pharmaceuticals International, Inc. Series D-2, Tranche B, 3.750%, 2/13/19	12,168	12,053

		132,857

Industrials—1.8%
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	35,393	34,853
AWAS Finance Luxembourg SA 3.500%, 7/16/18	9,528	9,496
Brock Holdings Ill, Inc. First Lien, 6.000%, 3/16/17	11,516	11,285
Ceridian Corp. Tranche B-2, 4.500%, 5/9/17	18,650	18,470
DynCorp International, Inc. 6.250%, 7/7/16	10,443	10,404
HD Supply, Inc. Term Loan 2014, 4.000%, 6/28/18	11,603	11,494

See Notes to Financial Statements

35

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Industrials (continued)
Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.) 4.250%, 6/30/21	$5,238	$5,171
McJunkin Red Man Corp. 5.625%, 11/8/19	4,590	4,597
Nortek, Inc. 3.750%, 10/30/20	1,873	1,851
Spirit Aerosystems, Inc. Tranche B, 3.250%, 9/15/20	13,650	13,554
U.S. Airways, Inc. Tranche B-1, 3.500%, 5/23/19	25,121	24,564
United Airlines, Inc. (Continental Airlines, Inc.) Tranche B-1, 3.750%, 9/15/21	12,277	12,159
WireCo WorldGroup, Inc. 6.000%, 2/15/17	2,441	2,459

		160,357

Information Technology—3.7%
Activision Blizzard, Inc. 3.250%, 10/12/20	11,159	11,144
Aecom Technology Corp. 0.000%, 9/17/21(8)	3,932	3,928
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	610	611
Attachmate Group, Inc. (The) First Lien, 7.250%, 11/22/17	5,198	5,213
Avago Technologies Cayman Ltd. 3.750%, 5/6/21	20,084	19,931
Blue Coat Systems, Inc.
4.000%, 5/31/19	4,334	4,264

	PAR VALUE	VALUE
Information Technology (continued)
Second Lien, 9.500%, 6/26/20	$21,813	$21,813
CCC Information Services 4.000%, 12/20/19	5,841	5,784
CDW LLC 3.250%, 4/29/20	12,356	12,081
Deltek, Inc.
First Lien, 4.500%, 10/10/18	9,457	9,419
Second Lien, 0.000%, 10/10/19(8)	4,420	4,490
Evergreen Skills Lux S.A.R.L.
0.000%, 4/28/21(8)	3,924	3,859
Second Lien, 7.750%, 4/28/22	6,352	6,138
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	9,381	9,389
First Data Corp.
3.655%, 3/23/18	41,869	41,123
Tranche 2021, 4.155%, 3/24/21	13,980	13,810
Genpact Ltd. 3.500%, 8/30/19	17,358	17,268
Infinity Acquisition Ltd. 4.250%, 8/6/21	14,787	14,479
Infor (U.S.), Inc. Tranche B-3, 3.750%, 6/3/20	4,758	4,659
Tranche B-5, 3.750%, 6/3/20	7,162	7,012
Information Resources, Inc. 5.000%, 9/30/20	1,895	1,899
Interactive Data Corp. 4.750%, 5/2/21	8,120	8,096
IPC Systems, Inc. First Lien, 6.000%, 11/8/20	7,753	7,777
Kronos, Inc.
First Lien, 4.500%, 10/30/19	4,359	4,337
Second Lien, 9.750%, 4/30/20	4,177	4,312

See Notes to Financial Statements

36

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Information Technology (continued)
Lanyon Solutions, Inc. First Lien, 5.500%, 11/13/20	$10,622	$10,567
Mitchell International, Inc.
4.500%, 10/13/20	4,191	4,159
Second Lien, 8.500%, 10/11/21	19,067	19,091
Presidio, Inc. 5.000%, 3/31/17	9,397	9,409
RP Crown Parent LLC
First Lien, 6.000%, 12/21/18	12,696	12,389
Second Lien, 11.250%, 12/21/19	6,675	6,378
Sophia LP Tranche B-1, 4.000%, 7/19/18	6,064	5,990
SRA International, Inc. 6.500%, 7/20/18	6,519	6,527
Sungard Availability Services Capital, Inc. Tranche B, 6.000%, 3/29/19	11,216	10,408
Vantiv LLC Tranche B, 3.750%, 6/14/21	3,013	2,998
Wall Street Systems, Inc. 4.500%, 4/30/21	10,379	10,314

		341,066

Materials—0.5%
Ardagh Packaging Finance plc 4.000%, 12/17/19	2,067	2,041
AZ Chem US, Inc. First Lien, 5.125%, 6/11/21	2,821	2,823
Fairmount Minerals Ltd. Tranche B-2, 4.500%, 9/5/19	3,860	3,861

	PAR VALUE	VALUE
Materials (continued)
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	$13,372	$13,111
Houghton International, Inc. Holding Corp. First Lien, 4.000%, 12/20/19	14,217	14,092
Ineos Group Holdings, Inc. 3.750%, 5/4/18	12,448	12,215

		48,143

Telecommunication Services—0.4%
Global Tel*Link Corp. First Lien, 5.000%, 5/22/20	9,138	9,078
Level 3 Financing, Inc. Tranche B-III 2019, 4.000%, 8/1/19	6,319	6,216
UPC Financing Partnership Facility AH, 3.250%, 6/30/21	10,000	9,763
Windstream Corp. Tranche B-4, 3.500%, 1/23/20	14,049	13,908

		38,965

Utilities—0.5%
Atlantic Power LP 4.750%, 2/24/21	2,853	2,833
NRG Energy, Inc. 2.750%, 7/1/18	23,908	23,491
State of Santa Catarina (The) 4.000%, 12/27/22	14,790	14,320
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.650%, 10/10/17(12)	5,925	4,401

		45,045
TOTAL LOAN AGREEMENTS
(Identified Cost $1,539,917)		1,518,411

See Notes to Financial Statements

37

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCKS—0.4%
Energy—0.1%
PTT Exploration & Production PCL, 144A, 4.875%(2)(3)	8,645	(9)	$8,732

Financials—0.3%
Ally Financial, Inc. Series G, 144A, 7.000%(3)	702		703
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(2)	2,295	(9)	2,338
Banco do Brasil S.A., Tranche B, 144A, 8.500%(2)(3)	700	(9)	801
JPMorgan Chase & Co. Series V, 5.000%(2)	4,395	(9)	4,279
Wells Fargo & Co. Series K, 7.980%(2)	16,155	(9)	17,678

			25,799
TOTAL PREFERRED STOCKS
(Identified Cost $34,437)			34,531
EXCHANGE-TRADED FUNDS—0.2%
SPDR S&P 500® ETF Trust Series 1	114,000		22,460
TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $21,590)			22,460
TOTAL LONG-TERM INVESTMENTS—99.0%
(Identified Cost $8,980,203)			9,010,139	(13)

	SHARES	VALUE
SHORT-TERM INVESTMENT—0.4%
Money Market Mutual Fund—0.4%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	35,741,497	$35,741
TOTAL SHORT-TERM INVESTMENT
(Identified Cost $35,741)		35,741
TOTAL INVESTMENTS—99.4% (Identified Cost $9,015,944)		9,045,880	(1)
Other assets and liabilities, net—0.6%		56,750

NET ASSETS—100.0%		$9,102,630

Abbreviations:

ETF	Exchange-Traded Fund
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust
SPDR	S&P Depositary Receipt

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2014.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $3,003,495 or 33.0% of net assets.

See Notes to Financial Statements

38

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	No contractual maturity date.
(7)	Interest payments may be deferred.
(8)	This loan will settle after September 30, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	100% of the income received was in cash.
(11)	Security in default.
(12)	Security in default, interest payments are being received during the bankruptcy proceedings.
(13)	All or a portion of the Fund’s assets have been segregated for delayed delivery settlements.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	76%
Brazil	2
Luxembourg	2
Venezuela	2
Australia	1
Mexico	1
United Kingdom	1
Other	15
Total	100%

†	% of total investments as of September 30, 2014

See Notes to Financial Statements

39

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$1,527,009	$—	$1,527,009	$—
Corporate Bonds and Notes	3,261,223	—	3,261,223	—
Foreign Government Securities	523,395	—	523,395	—
Loan Agreements	1,518,411	—	1,504,091	14,320
Mortgage-Backed Securities	1,937,402	—	1,937,402	—
Municipal Bonds	8,227	—	8,227	—
U.S. Government Securities	177,481	—	177,481	—
Equity Securities:
Exchange-Traded Funds	22,460	22,460	—	—
Preferred Stocks	34,531	—	34,531	—
Short-Term Investment	35,741	35,741	—	—

Total Investments	$9,045,880	$58,201	$8,973,359	$14,320

Securities held by the Fund with an end of period value of $703 were transferred from Level 1 to Level 2 since an exchange price was no longer available.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities	Loan Agreements
Investments in Securities
Balance as of September 30, 2013:	$29,377	$15,187	$14,190
Accrued discount/(premium)	(137)	(2)	(135)
Realized gain (loss)	265	428	(163)
Change in unrealized appreciation/(depreciation)(c)	(17)	(655)	638
Purchases	—	—	—
Sales(b)	(15,168)	(14,958)	(210)
Transfers into Level 3(a)	—	—	—
Transfers from Level 3(a)	—	—	—

Balance as of September 30, 2014	$14,320	$—	$14,320

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation/(depreciation) in the Statement of Operations. The change in unrealized appreciation/(depreciation) on investments still held as of September 30, 2014 was $329.

None of the securities in the table are internally fair valued at September 30, 2014.

See Notes to Financial Statements

40

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$9,045,880
Foreign currency at value(2)	—	(3)
Cash	11,369
Receivables
Investment securities sold	40,431
Fund shares sold	71,359
Dividends and interest receivable	73,303
Tax reclaims	19
Prepaid expenses	277
Prepaid trustee retainer	54

Total assets	9,242,692

Liabilities
Payables
Fund shares repurchased	34,610
Investment securities purchased	93,245
Dividend distributions	3,276
Investment advisory fees	3,484
Distribution and service fees	1,710
Administration fees	907
Transfer agent fees and expenses	2,338
Professional fees	47
Trustees’ fees and expenses	9
Other accrued expenses	436

Total liabilities	140,062

Net Assets	$9,102,630

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$9,074,071
Accumulated undistributed net investment income (loss)	(544)
Accumulated undistributed net realized gain (loss)	(337)
Net unrealized appreciation (depreciation) on investments	29,440

Net Assets	$9,102,630

Class A
Net asset value (net assets/shares outstanding) per share	$4.84
Maximum offering price per share NAV/(1–2.25%)	$4.95
Shares of beneficial interest outstanding, no par value, unlimited authorization	391,792,809
Net Assets	$1,894,633
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$4.81
Shares of beneficial interest outstanding, no par value, unlimited authorization	295,662
Net Assets	$1,421
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$4.89
Shares of beneficial interest outstanding, no par value, unlimited authorization	351,516,343
Net Assets	$1,720,245
Class T
Net asset value (net assets/shares outstanding) and offering price per share	$4.88
Shares of beneficial interest outstanding, no par value, unlimited authorization	147,491,267
Net Assets	$719,840
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$4.84
Shares of beneficial interest outstanding, no par value, unlimited authorization	984,628,371
Net Assets	$4,766,491

(1) Investment in securities at cost.	$9,015,944

(2) Foreign currency at cost.	—	(3)

(3) Amount less than $500.

See Notes to Financial Statements

41

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

Investment Income
Dividends	$278
Interest	368,998
Foreign taxes withheld	(272)

Total investment income	369,004

Expenses
Investment advisory fees	40,406
Service fees, Class A	8,305
Distribution and service fees, Class B	15
Distribution and service fees, Class C	8,083
Distribution and service fees, Class T	7,412
Administration fees	10,396
Transfer agent fees and expenses	10,455
Registration fees	646
Printing fees and expenses	474
Trustees’ fees and expenses	353
Custodian fees	127
Professional fees	91
Miscellaneous expenses	811

Total expenses	87,574

Net investment income (loss)	281,430

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,533
Net realized gain (loss) on foreign currency transactions	(1,085)
Net change in unrealized appreciation (depreciation) on investments	(37,557)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(454)

Net gain (loss) on investments	(35,563)

Net increase (decrease) in net assets resulting from operations	$245,867

See Notes to Financial Statements

42

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2014		Year Ended September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$281,430		$278,620
Net realized gain (loss)	2,448		12,812
Net change in unrealized appreciation (depreciation)	(38,011)		(179,919)

Increase (decrease) in net assets resulting from operations	245,867		111,513

From Distributions to Shareholders
Net investment income, Class A	(105,722)		(125,014)
Net investment income, Class B	(56)		(94)
Net investment income, Class C	(46,403)		(47,945)
Net investment income, Class T	(17,738)		(21,492)
Net investment income, Class I	(100,400)		(81,834)
Net realized long-term gains Class A	(630)		—
Net realized long-term gains Class B	(—	)(1)	—
Net realized long-term gains Class C	(306)		—
Net realized long-term gains Class T	(140)		—
Net realized long-term gains Class I	(562)		—

Decrease in net assets from distributions to shareholders	(271,957)		(276,379)

From Share Transactions
Sale of shares
Class A (213,985 and 346,749 shares, respectively)	1,043,710		1,710,009
Class B (11 and 53 shares, respectively)	52		259
Class C (148,857 and 221,042 shares, respectively)	735,299		1,104,963
Class T (23,586 and 37,247 shares, respectively)	116,148		185,325
Class I (672,603 and 349,093 shares, respectively)	3,291,503		1,722,724

Reinvestment of distributions
Class A (20,365 and 23,973 shares, respectively)	99,389		117,820
Class B (11 and 18 shares, respectively)	53		88
Class C (9,071 and 9,226 shares, respectively)	44,772		45,806
Class T (2,309 and 2,838 shares, respectively)	11,365		14,073
Class I (15,682 and 11,630 shares, respectively)	76,553		57,145

Shares repurchased
Class A (580,132 and 248,676 shares, respectively)	(2,835,996)		(1,221,380)
Class B (260 and 269 shares, respectively)	(1,262)		(1,320)
Class C (126,206 and 124,346 shares, respectively)	(622,784)		(617,286)
Class T (32,030 and 27,900 shares, respectively)	(157,686)		(138,155)
Class I (202,225 and 187,385 shares, respectively)	(987,226)		(920,516)

Increase (decrease) in net assets from share transactions	813,890		2,059,555

Net increase (decrease) in net assets	787,800		1,894,689

Net Assets
Beginning of period	8,314,830		6,420,141

End of period	$9,102,630		$8,314,830

Accumulated undistributed net investment income (loss) at end of period	$(544)		$(332)

(1)	Amount less than $500.

See Notes to Financial Statements

43

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/13 to 9/30/14	$4.85	0.16	(0.01)	0.15	(0.16)	—	(4)	(0.16)	(0.01)	$4.84	3.03%	$1,894,633	0.99%	3.30%	39%
10/1/12 to 9/30/13	4.94	0.18	(0.09)	0.09	(0.18)	—		(0.18)	(0.09)	4.85	1.84	3,574,450	0.99	3.65	49
10/1/11 to 9/30/12	4.67	0.21	0.27	0.48	(0.21)	—		(0.21)	0.27	4.94	10.58	3,038,093	1.01	4.31	52
10/1/10 to 9/30/11	4.80	0.22	(0.12)	0.10	(0.23)	—		(0.23)	(0.13)	4.67	2.02	2,463,360	1.05	4.59	35
10/1/09 to 9/30/10	4.54	0.25	0.26	0.51	(0.25)	—		(0.25)	0.26	4.80	11.65	1,897,491	1.07	5.31	49

Class B
10/1/13 to 9/30/14	$4.82	0.14	(0.02)	0.12	(0.13)	—	(4)	(0.13)	(0.01)	$4.81	2.53%	$1,421	1.49%	2.80%	39%
10/1/12 to 9/30/13	4.91	0.16	(0.09)	0.07	(0.16)	—		(0.16)	(0.09)	4.82	1.34	2,572	1.49	3.17	49
10/1/11 to 9/30/12	4.65	0.18	0.27	0.45	(0.19)	—		(0.19)	0.26	4.91	9.87	3,590	1.51	3.86	52
10/1/10 to 9/30/11	4.78	0.20	(0.12)	0.08	(0.21)	—		(0.21)	(0.13)	4.65	1.53	5,550	1.55	4.10	35
10/1/09 to 9/30/10	4.52	0.23	0.26	0.49	(0.23)	—		(0.23)	0.26	4.78	11.16	9,435	1.56	4.86	49

Class C
10/1/13 to 9/30/14	$4.90	0.15	(0.02)	0.13	(0.14)	—	(4)	(0.14)	(0.01)	$4.89	2.73%	$1,720,245	1.24%	3.03%	39%
10/1/12 to 9/30/13	4.99	0.17	(0.09)	0.08	(0.17)	—		(0.17)	(0.09)	4.90	1.56	1,567,725	1.24	3.40	49
10/1/11 to 9/30/12	4.72	0.20	0.27	0.47	(0.20)	—		(0.20)	0.27	4.99	10.19	1,067,276	1.27	4.04	52
10/1/10 to 9/30/11	4.85	0.21	(0.12)	0.09	(0.22)	—		(0.22)	(0.13)	4.72	1.75	616,170	1.30	4.33	35
10/1/09 to 9/30/10	4.58	0.24	0.27	0.51	(0.24)	—		(0.24)	0.27	4.85	11.49	471,332	1.32	5.04	49

The footnote legend is at the end of the financial highlights

See Notes to Financial Statements

44

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Class T
10/1/13 to 9/30/14	$4.89	0.12	(0.01)	0.11	(0.12)	—	(4)	(0.12)	(0.01)	$4.88	2.23%	$719,840	1.74%	2.53%	39%
10/1/12 to 9/30/13	4.98	0.14	(0.09)	0.05	(0.14)	—		(0.14)	(0.09)	4.89	1.06	751,220	1.74	2.91	49
10/1/11 to 9/30/12	4.71	0.17	0.28	0.45	(0.18)	—		(0.18)	0.27	4.98	9.67	704,225	1.76	3.56	52
10/1/10 to 9/30/11	4.84	0.19	(0.13)	0.06	(0.19)	—		(0.19)	(0.13)	4.71	1.24	530,162	1.80	3.84	35
10/1/09 to 9/30/10	4.57	0.21	0.28	0.49	(0.22)	—		(0.22)	0.27	4.84	10.96	394,183	1.82	4.54	49

Class I
10/1/13 to 9/30/14	$4.85	0.17	(0.01)	0.16	(0.17)	—	(4)	(0.17)	(0.01)	$4.84	3.28%	$4,766,491	0.74%	3.51%	39%
10/1/12 to 9/30/13	4.94	0.19	(0.09)	0.10	(0.19)	—		(0.19)	(0.09)	4.85	2.09	2,418,863	0.74	3.90	49
10/1/11 to 9/30/12	4.68	0.22	0.27	0.49	(0.23)	—		(0.23)	0.26	4.94	10.62	1,606,957	0.77	4.55	52
10/1/10 to 9/30/11	4.81	0.23	(0.12)	0.11	(0.24)	—		(0.24)	(0.13)	4.68	2.28	901,528	0.80	4.83	35
10/1/09 to 9/30/10	4.54	0.26	0.28	0.54	(0.27)	—		(0.27)	0.27	4.81	12.16	468,264	0.83	5.51	49

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.
(4)	Amount is less than $0.005.

See Notes to Financial Statements

45

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary page.

The Fund offers Class A shares, Class C shares, Class T shares and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions refer to the Trust’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 2.25%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were sold with a CDSC which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold without a sales charge. Class T shares of the Fund are sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and

46

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”) generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of

47

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities, and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Short-term notes having a maturity of 60 days or less are valued at amortized cost which approximates market and are generally categorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

48

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

49

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2014, the Fund only holds assignment loans.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

50

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

1st $1 Billion	$1+ Billion – $2 Billion	$2+ Billion
0.55%	0.50%	0.45%

B.	Subadviser

Newfleet Asset Management, LLC (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Expense Limitations

The Adviser has voluntarily agreed to limit the Fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed, on an annualized basis the following percentages of the Fund’s average net asset values: 1.10% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares, 1.85% for Class T shares and 0.85% for Class I shares. The Adviser may discontinue these voluntary expense caps at any time. The Fund is currently below its expense cap.

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2014, it retained net commissions of $60 for Class A shares and deferred sales charges of $152, $—(1), $1 and $83 for Class A shares, Class B shares, Class C shares and Class T shares, respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the daily average net assets of each respective class, at the annual rate of 0.25% for Class A shares, 0.75% for Class B shares, 0.50% for Class C shares, and 1.00% for Class T shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	Amount less than $500.

E.	Administrator and Transfer Agent

Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2014, the Fund incurred administration fees totaling $8,309 which are included in the Statement of Operations.

For the period ended September 30, 2014, the Fund incurred transfer agent fees totaling $10,087 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Trust.

51

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

F.	Affiliated Shareholders

At September 30, 2014, Virtus and its affiliates, BMO Bankcorp (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class I Shares	2,628,404	$12,721

Note 4. Purchases and Sales of Securities

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2014, were as follows:

Purchases	Sales
$4,061,972	$3,222,371

Purchases and sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2014, were as follows:

Purchases	Sales
$181,574	$138,726

Note 5. 10% Shareholders

As of September 30, 2014, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
30%	2

The shareholders are not affiliated with Virtus.

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

52

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Note 7. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where the Subadviser determines that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933 (the “1933 Act”), as amended. Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2014, the Fund did not hold any securities that are both illiquid and restricted.

Note 8. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Federal Income Tax Information

($ reported in thousands)

At September 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,016,825	$166,349	$(137,294)	$29,055

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized $28,148 in losses deferred in prior years against current year capital gains.

53

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 10. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2014, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(16,521)	$(11,323)	$27,844

Note 11. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

54

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Multi-Sector Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Multi-Sector Short Term Bond Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as “the Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2014

55

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2014 (Unaudited)

For the fiscal year ended September 30, 2014, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
0%	0%	$1,639

56

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name and Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Keith, Leroy Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Director/Trustee (since 2010), Wells Fargo Funds and their predecessors, Evergreen Funds (1989 to 2010) (137 series); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex (48 portfolios).
McLoughlin, Philip Chairman YOB: 1946 Elected: 1999 68 Funds	Partner (2006 to 2012), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (48 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 52 Funds	Retired; Trustee (since 2001), Virtus Mutual Fund Complex (48 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).
Oates, James M. YOB: 1946 Elected: 2000 55 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (48 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).
Segerson, Richard E. YOB: 1946 Elected: 2000 48 Funds	Retired; Trustee (since 1993), Virtus Mutual Fund Complex (48 portfolios); and Managing Director (since 1998), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies; Trustee (since 2002), Virtus Mutual Fund Complex (48 portfolios).

57

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name and Year of Birth	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R. YOB: 1964 Elected: 2006 66 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (48 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

58

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth		Position(s) Held with the Trust and Length of Time Served and Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

59

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Name, Address and Year of Birth		Position(s) Held with the Trust and Length of Time Served and Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011).	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2008 to 2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

60

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Text Telephone	1-800-243-1926
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8010	11-14

ANNUAL REPORT

Virtus Real Estate Securities Fund

September 30, 2014

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Real Estate Securities Fund

(“Real Estate Securities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report which highlights performance of your fund for the 12 months ended September 30, 2014, including comments from the money manager.

The past 12 months were generally strong for equities, although market volatility increased over the last quarter, driven by geopolitical risks and a slowdown in the global economy. While the economies of Europe, Japan, and China weakened, the U.S. economy accelerated and the U.S. dollar rallied strongly. Broad U.S. equity indexes registered double-digit gains for the 12 months ended September 30, 2014. The S&P 500® Index returned 19.73%, the Dow Jones Industrial Average rose 15.29%, and the

NASDAQ Composite Index® was up 20.61%. By comparison, international equity returns were significantly smaller, including for both developed markets and emerging markets.

In mid-September, the Federal Reserve provided much needed assurance to investors by announcing that it intends to keep interest rates low for a “considerable time” after its bond buying program ends in October. Against this backdrop, the bellwether 10-year U.S. Treasury yield ended at 2.52% on September 30, 2014 compared with 2.64% a year earlier. The broader fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, rose 3.96% for the 12 months ended September 30, 2014.

The uncertain state of the global economy is likely to remain a concern for markets in the months ahead. However, the health of the U.S. economy – including improving hiring, manufacturing, and housing data – gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market volatility is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2014

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2014 TO SEPTEMBER 30, 2014

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Real Estate Securities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2014 TO SEPTEMBER 30, 2014

Expense Table
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,027.80	1.37%	$6.96
Class B	1,000.00	1,023.80	2.12	10.76
Class C	1,000.00	1,024.20	2.12	10.76
Class I	1,000.00	1,029.10	1.12	5.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.37	6.95
Class B	1,000.00	1,014.15	2.12	10.76
Class C	1,000.00	1,014.15	2.12	10.76
Class I	1,000.00	1,019.23	1.12	5.69

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS REAL ESTATE SECURITIES FUND

KEY INVESTMENT TERMS

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Basel III

A comprehensive series of reform measures intended to strengthen the regulation, supervision, and risk management of the global banking sector.

Dow Jones Industrial AverageSM

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable.

Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

4

REAL ESTATE SECURITIES FUND Fund Summary	Ticker Symbols: Class A: PHRAX Class B: PHRBX Class C: PHRCX Class I: PHRIX

¢	The Fund is diversified and has an investment objectives of capital appreciation and income with approximately equal emphasis.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 12.75%, Class B shares returned 11.91%, Class C shares returned 11.91% and Class I shares returned 13.04%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the FTSE NAREIT Equity REITs Index, the Fund’s style-specific index appropriate for comparison, returned 13.14%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	The equity markets as measured by the S&P 500® Index did well during the Fund’s fiscal year, as did real estate investment trusts (REITs).

¢	Over the fiscal year, the 10-Year U.S. Treasury defied the consensus forecast and rallied a bit, ending the year with a 2.49% yield as of September 30, 2014 compared with 2.61% as of September 30, 2013. The key to the initial move was slowing global growth estimates following a historically cold winter throughout several areas of the world. While a bounce in economic activity did occur as expected following the depressed first quarter of 2014, global growth concerns resurfaced post a relatively calm summer for the capital markets.

¢	Across the major regions of the world, economic growth remained the most resilient in the U.S., the U.K., and the Nordics, as we evidenced during our property tours, while areas of increasing concern were Continental Europe and China. Europe was also an area of growing concern on the geopolitical front as the Russia/Ukraine crisis erupted.
¢	Keep in mind, in the previous fiscal year the 10-Year U.S. Treasury yield moved up from 1.62% as of September 30, 2012, largely driven by the Fed Chairman’s tapering comments in May 2013 and signs of an improving economy, to 2.61% as of September 30, 2013.

¢	During the fourth quarter of 2013, the Fed began to taper its monthly asset purchases with an ultimate stated goal of eliminating these asset purchases by October 2014.

¢	As the impacts of the cold winter were experienced and the 10-Year U.S. Treasury rallied from December 31, 2013 through September 30, 2014, REITs outperformed the S&P 500® Index. REITs had entered 2014 following record equity issuance and multiple compression on solid cash flow growth, whereas the broader equity market entered 2014 following multiple expansion given strong returns.

¢	One question we continue to respond to is: how will REITs be impacted by both an improving economy and interest rate increases? What is important to understand is why interest rates are rising. If rates are rising in a controlled manner as the economy is improving, it can be beneficial for the group because REITs, especially those that are more economically sensitive with shorter leases, have the ability to grow cash flow by increasing occupancy and rents as demand increases, and benefit from a lift in replacement costs. In terms of industries, the TAMI (tech, advertising, media, and info) and energy employers have been experiencing the most growth.

¢	Importantly, one differentiator between this recovery and others is the lack of overbuilding. Basel III’s capital restrictions are providing new constraints to this cycle. Supply is increasing, but remains contained at 1% or less of existing space in core property sectors such as office, retail, self-storage, multi-family, and industrial, versus historical levels at 2% or more. Controlled supply is a net positive for the REITs we invest in, as it can lead to greater occupancy and pricing power.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

5

REAL ESTATE SECURITIES FUND (Continued)

¢	Stepping back, global real estate asset markets remained strongly positive in most areas of the world. The “wall of capital” looking to find a home in high-quality, core commercial real estate continued to grow during the Fund’s fiscal year. A continuing backdrop of moderate macro-economic growth and low interest rate environment sustained the search for yield among large institutional investors like pension funds and sovereign wealth funds. This pursuit resulted in an increased bid, and greater real estate transaction volumes and commercial real estate values across a majority of the developed markets we track.

¢	Should this positive capital flow dynamic remain in place, we believe the values for institutional quality real estate represented among listed real estate companies globally will remain well underpinned.

What factors affected the Fund’s performance during its fiscal year?

¢	For the one-year period ended September 30, 2014, the Fund benefited from both security selection and property sector allocation, with the bulk of the relative performance driven by security selection. Overall, the Fund performed mostly in line with its style-specific benchmark.

¢	Within the U.S., the manufactured home, lodging, and regional mall property sectors demonstrated the best total returns over the last twelve months, while the mixed office & industrial, industrial, and health care were the laggards.

¢	The most significant individual positive contributor to relative performance during the fiscal year was allocation to, and stock selection within, the regional mall property sector. Lodging and office, primarily a result of security selection, were the second and third most positive contributors to relative performance.

¢	The most significant detractor from relative performance during the fiscal year was our overweight allocation to the industrial property sector, followed by the shopping center property sector, due to security selection, and the mixed office & industrial sector due to an overweight allocation, partially offset by the benefit of security selection.

¢	Going forward, we expect higher quality cash flow growth to play a more meaningful role in driving total returns as internal growth prospects (i.e., occupancy lift and rental rate pricing power) continue to accelerate against a backdrop of fairly limited new supply, and companies remain active with external growth initiatives.

¢	Dividend growth should be supported by the acceleration in cash flow growth, recapitalized balance sheets, and low historical dividend payout ratios.

¢	A favorable supply outlook should allow landlords to increase occupancy and achieve pricing power at a faster rate than they otherwise would in a recovery.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The Fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. A Fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

6

REAL ESTATE SECURITIES FUND (Continued)

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2014.
Regional Malls	19%
Apartments	16
Office	13
Lodging/Resorts	12
Self Storage	11
Industrials	9
Shopping Centers	8
Other (includes short-term investments)	12

100%

7

REAL ESTATE SECURITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	12.75%	15.38%	8.58%	—		—
Class A Shares at POP[3,4]	6.26	14.02	7.94	—		—
Class B Shares at NAV[2]	11.91	14.52	7.76	—		—
Class B Shares with CDSC[4]	7.91	14.52	7.76	—		—
Class C Shares at NAV[2] and with CDSC[4]	11.91	14.52	7.77	—		—
Class I Shares at NAV	13.04	15.67	—	3.21%		12/29/06
S&P 500® Index	19.73	15.70	8.11	6.61	[5]	—
FTSE NAREIT Equity REITs Index	13.14	15.88	8.40	3.27	[5]	—

Fund Expense Ratios6: A Shares: 1.40%, B Shares: 2.15%, C Shares: 2.15%, I Shares: 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases on which a finder’s fee was paid and all redemptions of Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004, for Class A and Class B shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

8

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.1%
REAL ESTATE INVESTMENT TRUSTS—99.1%
HEALTH CARE—5.6%
HCP, Inc.	944,571	$37,509
Ventas, Inc.	735,061	45,537

		83,046

INDUSTRIAL/OFFICE—26.7%
Industrial—9.3%
DCT Industrial Trust, Inc.	7,390,297	55,501
Eastgroup Properties, Inc.	34,335	2,080
Prologis, Inc.	2,148,425	80,996

		138,577

Mixed—4.9%
Duke Realty Corp.	1,718,800	29,530
Liberty Property Trust	1,291,644	42,960

		72,490

Office—12.5%
Boston Properties, Inc.	477,183	55,239
Douglas Emmett, Inc.	1,274,833	32,725
Highwoods Properties, Inc.	449,142	17,471
Kilroy Realty Corp.	1,038,242	61,713
SL Green Realty Corp.	188,877	19,137

		186,285

		397,352

LODGING/RESORTS—11.8%
Host Hotels & Resorts, Inc.	3,127,672	66,713
LaSalle Hotel Properties	1,214,747	41,593
Pebblebrook Hotel Trust	1,259,813	47,042
RLJ Lodging Trust	680,800	19,382

		174,730

RESIDENTIAL—17.1%
Apartments—16.3%
American Campus Communities, Inc.	800,617	29,183
AvalonBay Communities, Inc.	219,090	30,885

	SHARES	VALUE

Apartments (continued)
Camden Property Trust	660,400	$45,257
Equity Residential	1,119,522	68,940
Essex Property Trust, Inc.	379,540	67,843

		242,108

Manufactured Homes—0.8%
Equity Lifestyle Properties, Inc.	269,953	11,435

		253,543

RETAIL—27.2%
Regional Malls—19.6%
General Growth Properties, Inc.	2,509,575	59,100
Macerich Co. (The)	1,058,275	67,550
Simon Property Group, Inc.	942,991	155,047
Washington Prime Group, Inc.	570,795	9,977

		291,674

Shopping Centers—7.6%
Brixmor Property Group, Inc.	656,196	14,607
DDR Corp.	1,361,616	22,780
Kimco Realty Corp.	1,305,573	28,605
Tanger Factory Outlet Centers	1,410,600	46,155

		112,147

		403,821

SELF STORAGE—10.7%
CubeSmart	335,700	6,036
Extra Space Storage, Inc.	1,046,175	53,951
Public Storage	594,981	98,672

		158,659
TOTAL COMMON STOCKS (Identified Cost $962,000)		1,471,151
TOTAL LONG-TERM INVESTMENTS—99.1%
(Identified cost $962,000)		1,471,151

See Notes to Financial Statements

9

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE

SHORT-TERM INVESTMENTS—1.0%
Money Market Mutual Funds—1.0%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.080%)	14,853,377	$14,853
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $14,853)		14,853
TOTAL INVESTMENTS—100.1% (Identified Cost $976,853)		1,486,004	(1)
Other assets and liabilities, net—(0.1)%		(1,867)

NET ASSETS—100.0%		$1,484,137

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$1,471,151	$1,471,151
Short-term Investments	14,853	14,853

Total Investments	$1,486,004	$1,486,004

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

10

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

($ Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$1,486,004
Receivables
Fund shares sold	1,956
Dividends receivable	5,294
Prepaid expenses	56
Prepaid trustee retainer	9

Total assets	1,493,319

Liabilities
Payables
Fund shares repurchased	3,055
Investment securities purchased	4,154
Investment advisory fees	923
Distribution and service fees	216
Administration fees	153
Transfer agent fees and expenses	565
Professional fees	29
Trustees’ fees and expenses	2
Other accrued expenses	85

Total liabilities	9,182

Net Assets	$1,484,137

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$939,428
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	35,558
Net unrealized appreciation (depreciation) on investments	509,151

Net Assets	$1,484,137

Class A
Net asset value (net assets/shares outstanding) per share	$36.65
Maximum offering price per share NAV/(1–5.75%)	$38.89
Shares of beneficial interest outstanding, no par value, unlimited authorization	20,338,647
Net Assets	$745,473
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$36.13
Shares of beneficial interest outstanding, no par value, unlimited authorization	76,656
Net Assets	$2,770
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$36.59
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,718,840
Net Assets	$62,889
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$36.62
Shares of beneficial interest outstanding, no par value, unlimited authorization	18,376,587
Net Assets	$673,005

(1) Investment in securities at cost	$976,853

See Notes to Financial Statements

11

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

Investment Income
Dividends	$31,560

Total investment income	31,560

Expenses
Investment advisory fees	10,618
Service fees, Class A	1,915
Distribution and service fees, Class B	34
Distribution and service fees, Class C	636
Administration fees	1,738
Transfer agent fees and expenses	3,463
Registration fees	197
Printing fees and expenses	155
Trustees’ fees and expenses	59
Professional fees	36
Custodian fees	22
Miscellaneous expenses	66

Total expenses	18,939

Net investment income (loss)	12,621

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	82,965
Net change in unrealized appreciation (depreciation) on investments	75,694

Net gain (loss) on investments	158,659

Net increase (decrease) in net assets resulting from operations	$171,280

See Notes to Financial Statements

12

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$12,621	$14,179
Net realized gain (loss)	82,965	106,086
Net change in unrealized appreciation (depreciation)	75,694	(74,124)

Increase (decrease) in net assets resulting from operations	171,280	46,141

From Distributions to Shareholders
Net investment income, Class A	(5,947)	(7,908)
Net investment income, Class B	—	(12)
Net investment income, Class C	(22)	(187)
Net investment income, Class I	(6,661)	(6,061)
Net realized short-term gains, Class A	(3,484)	—
Net realized short-term gains, Class B	(16)	—
Net realized short-term gains, Class C	(289)	—
Net realized short-term gains, Class I	(2,785)	—
Net realized long-term gains, Class A	(44,343)	—
Net realized long-term gains, Class B	(231)	—
Net realized long-term gains, Class C	(3,706)	—
Net realized long-term gains, Class I	(35,011)	—

Decrease in net assets from distributions to shareholders	(102,495)	(14,168)

From Share Transactions
Sale of shares
Class A (7,009 and 7,236 shares, respectively)	255,043	262,310
Class B (1 and 1 shares, respectively)	24	42
Class C (226 and 436 shares, respectively)	8,175	15,736
Class I (8,981 and 5,443 shares, respectively)	320,980	195,788

Reinvestment of distributions
Class A (1,522 and 210 shares, respectively)	50,196	7,411
Class B (6 and 0 shares, respectively)	207	10
Class C (106 and 4 shares, respectively)	3,460	159
Class I (1,207 and 151 shares, respectively)	39,908	5,337

Shares repurchased
Class A (9,437 and 9,308 shares, respectively)	(339,925)	(334,732)
Class B (45 and 87 shares, respectively)	(1,607)	(3,069)
Class C (412 and 427 shares, respectively)	(14,730)	(15,361)
Class I (5,925 and 3,846 shares, respectively)	(213,956)	(138,028)

Increase (decrease) in net assets from share transactions	107,775	(4,397)

Net increase (decrease) in net assets	176,560	27,576

Net Assets
Beginning of period	1,307,577	1,280,001

End of period	$1,484,137	$1,307,577

Accumulated undistributed net investment income (loss) at end of period	$—	$9

See Notes to Financial Statements

13

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/13 to 9/30/14	$35.10	0.29	3.86	4.15	(0.29)	(2.31)	(2.60)	1.55	$36.65	12.75%	$745,473	1.38%	0.79%	28%
10/1/12 to 9/30/13	34.19	0.36	0.91	1.27	(0.36)	—	(0.36)	0.91	35.10	3.70	745,631	1.40	1.00	30
10/1/11 to 9/30/12	26.05	0.21	8.24	8.45	(0.31)	—	(0.31)	8.14	34.19	32.49	789,925	1.41	0.67	24
10/1/10 to 9/30/11	26.10	0.11	0.12	0.23	(0.28)	—	(0.28)	(0.05)	26.05	0.82	605,073	1.46	0.39	36
10/1/09 to 9/30/10	20.21	0.32	5.90	6.22	(0.33)	—	(0.33)	5.89	26.10	30.93	576,760	1.48	1.39	35

Class B
10/1/13 to 9/30/14	$34.62	(0.01)	3.84	3.83	(0.01)	(2.31)	(2.32)	1.51	$36.13	11.91%	$2,770	2.13%	(0.02)%	28%
10/1/12 to 9/30/13	33.72	0.10	0.89	0.99	(0.09)	—	(0.09)	0.90	34.62	2.92	3,978	2.15	0.29	30
10/1/11 to 9/30/12	25.71	0.02	8.06	8.08	(0.07)	—	(0.07)	8.01	33.72	31.49	6,761	2.16	0.07	24
10/1/10 to 9/30/11	25.76	(0.01)	0.03	0.02	(0.07)	—	(0.07)	(0.05)	25.71	0.03	9,461	2.21	(0.05)	36
10/1/09 to 9/30/10	19.95	0.16	5.81	5.97	(0.16)	—	(0.16)	5.81	25.76	30.01	16,595	2.23	0.70	35

Class C
10/1/13 to 9/30/14	$35.04	0.01	3.87	3.88	(0.02)	(2.31)	(2.33)	1.55	$36.59	11.91%	$62,889	2.13%	0.04%	28%
10/1/12 to 9/30/13	34.14	0.08	0.92	1.00	(0.10)	—	(0.10)	0.90	35.04	2.93	63,005	2.15	0.23	30
10/1/11 to 9/30/12	26.02	(0.03)	8.22	8.19	(0.07)	—	(0.07)	8.12	34.14	31.48	60,941	2.16	(0.10)	24
10/1/10 to 9/30/11	26.06	(0.09)	0.12	0.03	(0.07)	—	(0.07)	(0.04)	26.02	0.08	44,853	2.21	(0.30)	36
10/1/09 to 9/30/10	20.19	0.15	5.88	6.03	(0.16)	—	(0.16)	5.87	26.06	29.95	46,722	2.23	0.65	35

Class I
10/1/13 to 9/30/14	$35.07	0.39	3.86	4.25	(0.39)	(2.31)	(2.70)	1.55	$36.62	13.04%	$673,005	1.13%	1.07%	28%
10/1/12 to 9/30/13	34.16	0.43	0.92	1.35	(0.44)	—	(0.44)	0.91	35.07	3.96	494,963	1.15	1.21	30
10/1/11 to 9/30/12	26.03	0.30	8.22	8.52	(0.39)	—	(0.39)	8.13	34.16	32.80	422,374	1.16	0.93	24
10/1/10 to 9/30/11	26.08	0.19	0.12	0.31	(0.36)	—	(0.36)	(0.05)	26.03	1.08	320,059	1.21	0.65	36
10/1/09 to 9/30/10	20.19	0.38	5.90	6.28	(0.39)	—	(0.39)	5.89	26.08	31.27	306,740	1.23	1.63	35
Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.

See Notes to Financial Statements

14

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which the Real Estate Securities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary page.

The Fund offers Class A shares, Class C shares and Class I shares for sale. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions, refer to the Trust’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

15

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”) generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative

16

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

17

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

1st $1 Billion	$1 Billion through $2 Billion	$2+ Billion
0.75%	0.70%	0.65%

B.	Subadviser

Duff & Phelps Investment Management Co., (the “Subadviser”) an indirect wholly-owned subsidiary of Virtus, is the subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2014, it retained net commissions of $22 for Class A shares and deferred sales charges of $1, $—(1) and $8 for Class A shares, Class B shares and Class C shares respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the daily net assets of each respective class at the annual rates as follows: 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	Amount less than $500.

18

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

D.	Administrator and Transfer Agent

Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator and transfer agent to the Fund.

For the period ended September 30, 2014, the Fund incurred administration fees totaling $1,390 which are included in the Statement of Operations.

For the period ended September 30, 2014, the Fund incurred transfer agent fees totaling $3,282 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2014, Virtus and its affiliates, BMO Bankcorp. (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class I shares	362,125	$13,261

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2014, were as follows:

Purchases	Sales
$420,822	$389,919

There were no purchases or sales of long-term U.S. Government and agency securities.

Note 5. 10% Shareholder

As of September 30, 2014, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
16%	1

The shareholder is not affiliated with Virtus.

Note 6. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 7. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the

19

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,006,832	$490,008	$(10,836)	$479,172

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2014, the Fund did not have any capital loss to carry forward.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $3,552 and undistributed long-term capital gains of $61,985.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 9. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 12, 2014, the Fund began offering Class R6 Shares.

20

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Real Estate Securities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as “the Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2014

21

VIRTUS REAL ESTATE SECURITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2014

For the fiscal year ended September 30, 2014, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
—%	—%	$71,049

22

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name and Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Keith, Leroy Jr. YOB: 1939 Elected: 2000 48 Funds

Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Director/Trustee (since 2010), Wells Fargo Funds and their predecessors, Evergreen Funds (1989 to 2010) (137 series); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex (48 portfolios).

McLoughlin, Philip Chairman YOB: 1946 Elected: 1999 68 Funds

Partner (2006 to 2012), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (48 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).

McNamara, Geraldine M. YOB: 1951 Elected: 2001 52 Funds	Retired; Trustee (since 2001), Virtus Mutual Fund Complex (48 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).
Oates, James M. YOB: 1946 Elected: 2000 55 Funds

Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (48 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

Segerson, Richard E. YOB: 1946 Elected: 2000 48 Funds	Retired; Trustee (since 1993), Virtus Mutual Fund Complex (48 portfolios); and Managing Director (since 1998), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 48 Funds

Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies; Trustee (since 2002), Virtus Mutual Fund Complex (48 portfolios).

23

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name and Year of Birth	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R. YOB: 1964 Elected: 2006 66 Funds

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (48 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

24

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth		Position(s) Held with the Trust and Length of Time Served and Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006).

Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005).

Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

25

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Name, Address and Year of Birth		Position(s) Held with the Trust and Length of Time Served and Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011).

Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.

Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2008 to 2013).

Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

26

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Text Telephone	1-800-243-1926
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8009	11-14

ANNUAL REPORT

Virtus Foreign Opportunities Fund

September 30, 2014

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Foreign Opportunities Fund

(“Foreign Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report which highlights performance of your fund for the 12 months ended September 30, 2014, including comments from the money manager.

The past 12 months were generally strong for equities, although market volatility increased over the last quarter, driven by geopolitical risks and a slowdown in the global economy. While the economies of Europe, Japan, and China weakened, the U.S. economy accelerated and the U.S. dollar rallied strongly. Broad U.S. equity indexes registered double-digit gains for the 12 months ended September 30, 2014. The S&P 500® Index returned 19.73%, the Dow Jones Industrial Average rose 15.29%, and the

NASDAQ Composite Index® was up 20.61%. By comparison, international equity returns were significantly smaller, including for both developed markets and emerging markets.

In mid-September, the Federal Reserve provided much needed assurance to investors by announcing that it intends to keep interest rates low for a “considerable time” after its bond buying program ends in October. Against this backdrop, the bellwether 10-year U.S. Treasury yield ended at 2.52% on September 30, 2014 compared with 2.64% a year earlier. The broader fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, rose 3.96% for the 12 months ended September 30, 2014.

The uncertain state of the global economy is likely to remain a concern for markets in the months ahead. However, the health of the U.S. economy – including improving hiring, manufacturing, and housing data – gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market volatility is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2014

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2014 TO SEPTEMBER 30, 2014

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Foreign Opportunities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2014 TO SEPTEMBER 30, 2014

Expense Table
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$990.70	1.43%	$7.14
Class C	1,000.00	986.90	2.18	10.86
Class I	1,000.00	991.90	1.18	5.89

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.81	1.43	7.26
Class C	1,000.00	1,014.00	2.18	11.07
Class I	1,000.00	1,019.08	1.18	5.99

*	Expenses are equal to the Fund’s annualized expense ratio which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS FOREIGN OPPORTUNITIES FUND

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Dow Jones Industrial Average

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (“GDP”)

The market value of all officially recognized final goods and services produced within a country in a given period.

MSCI All Country World Index (net)

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI EAFE® Index (net)

A free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Europe Index (net)

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed markets in Europe. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops, and operates income producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Sponsored American Depositary Receipt (ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (NYSE).

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

VIRTUS FOREIGN OPPORTUNITIES FUND Fund Summary	Ticker Symbols: Class A: JVIAX Class C: JVICX Class I: JVXIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 4.72%, Class C shares returned 3.95% and Class I shares returned 4.97%. For the same period, the S&P® 500 Index, a broad-based equity index, returned 19.73% and the MSCI EAFE® Index (net), the Fund’s style-specific index appropriate for comparison, returned 4.25%.

All performance figures assume reinvestment of distribution and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s fiscal year?

¢	Global stock markets posted positive returns for the fiscal year, with emerging markets underperforming developed markets. International conflicts in Ukraine and the Middle East continued to develop over the summer and fall, and contributed to heightened market volatility, as did recent protests in Hong Kong.

¢	In the U.S., strong economic data, continued mergers and acquisitions activity, and low long-term interest rates have helped investor sentiment.

¢	Macro headwinds in Europe have not abated and the European Central Bank is moving closer to a quantitative easing program similar to that of the Fed.

¢	In emerging markets, national elections this year in Thailand, India, and Turkey added some stability, while uncertainties regarding the October presidential elections in Brazil contributed to volatility in this market.

¢	Most macro events did not directly impact our portfolio companies, as we focus on identifying businesses that are less dependent on the overall economy, with unique earnings drivers and strong underlying fundamentals. We continue to find a disproportionate number of opportunities in the consumer staples and health care sectors and in companies with exposure to emerging markets. We are confident that our portfolio is well positioned to perform in a variety of market environments.

What factors affected the Fund’s performance during its fiscal year?

¢	The following discussion highlights specific stocks – those that provided the largest contribution to absolute performance and those that were the largest detractors for the quarter. As bottom-up stock pickers, we hope that the Fund’s shareholders find this useful and gain a greater understanding of how we invest their capital.

¢	Two stocks that helped the Fund’s absolute performance the most during the period are Housing Development Finance Corporation and HDFC Bank.

¢	Housing Development Finance Corporation benefited from the strong recovery in the Indian stock market, as investors are convinced that the newly elected reform-focused government of Prime Minister Narendra Modi will help transform the Indian economy for the better. In addition, the company continues to grow its earnings at a fast pace. HDFC is well placed for long-term growth as it is the leader in mortgage lending in India, with margins supported by industry-leading low costs from both efficient operations and low borrowing costs due to its excellent credit history. The company has been around since 1977 and is usually considered a “gold standard” in terms of corporate governance and risk management. The business should benefit from better macro, but the underpinnings are strong irrespective of who is running the government.

¢	HDFC Bank, like Housing Development Finance Corporation, was a beneficiary of optimism surrounding Prime Minister Modi and strong business performance. HDFC Bank is a high-quality Indian private sector bank, which has been a cornerstone investment in the portfolio for many years. It is the largest

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 4.

6

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

privately owned retail bank in India with a network of 3,403 branches nationwide. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

¢	Two stocks that hurt absolute performance the most are Bureau Veritas and Galaxy Entertainment.

¢	Bureau Veritas is one of the world’s largest testing and inspection companies. Its principal activities are to inspect, analyze, audit, and certify products, assets, and management systems. The testing business is an asset-light business that generates significant amounts of free cash flow and requires very little ongoing maintenance spending. The primary drivers of long-term growth have been, and should continue to be, the globalization of business and increasing regulation. Although there are three large listed players, namely SGS, Bureau Veritas, and Intertek, the rest of the industry is still highly fragmented globally, which provides many years of roll-up acquisitions for the larger players to add very accretive mergers and acquisition (“M&A”) growth on top of their organic expansion.

¢	After many good years, the stocks of all the companies in the testing space, not just Bureau Veritas, have been under some pressure over the last couple of years. We do not believe the stocks were expensive to begin with; however, over that period, the multiples have derated a bit as underlying organic growth rates of the companies have slowed from 7% to 8% top-line rates to rates more around the 4% to 5% level. This has happened because of a combination of both cyclical and structural forces, neither of which we are concerned with over the long run. The cyclical pressures they have faced are obvious, as global growth post-crisis has generally been lower than the past normalized rates. The reason that growth rates have been slower structurally has to do with the business mix evolution of the companies. Over time through acquisitions, the businesses have diversified further across the global testing and inspection landscape, and as such today have more diversified overall businesses both geographically and in terms of end market exposure. In Bureau Veritas’ case, the cost of diversification has been somewhat of a dilution in its underlying top-line growth rate, particularly as the company has meaningfully beefed up its more cyclical basic materials business versus the shape of the company five years ago. In addition, Bureau Veritas has traditionally had a more meaningful presence in its home country of France, which, we would argue, is now growing much slower than in the past due to a combination of both cyclical and structural reasons. The good news is that the company has worked hard to reduce overall exposure to France and Western Europe in its portfolio, and, as such, Bureau Veritas sits today with a fairly well-balanced global footprint.

¢	The company is set to release a new three- or five-year long-term plan in the spring of 2015, which will provide the market with valuable guidance and a vision of the business evolution from here forward given the changed global economy post the financial crisis. We believe, however, that this company, and the industry, is still a normalized mid-single digit organic top-line grower with the ability to add another 3% to 6% annually to top-line growth via acquisitions depending on the year. Given the highly attractive underlying business economics of high returns on capital, attractive and steadily increasing operating margins, and prodigious free cash flow generation, we believe Bureau Veritas is a very attractive long-term investment opportunity selling at roughly 17x forward earnings with the ability to compound earnings at a low double-digit rate.

¢	Galaxy Entertainment, as well as other Macau-exposed gaming stocks, has been weak following poor monthly gross gaming revenue

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

(GGR) numbers in the market. This slowdown does not surprise us and, we believe, was to be expected. The weak share price reactions do not surprise us either, given the market’s historical nature to be very short-term focused when it comes to the monthly GGR numbers in Macau. While the VIP business in the gaming market has continued to show contractions year over year, the mass market – the portion of the market to which our holdings are more exposed and that is at the core of our long-term investment thesis for the gaming stocks in which we invest – has continued to grow at a healthy double-digit rate. It is inevitable that the market in Macau will continue to slow; year-over-year “comps” for casino customers are very challenging given the blistering pace of growth over the last couple of years. And, equally important, in the near term there is no new major supply coming on stream in the market, which makes incremental growth even more challenging. We are highly confident, however, given the projects currently in progress in Macau, particularly by Sands China and Galaxy, that new supply will begin to come online in mid-to-late 2015, and once again reinvigorate market growth, and most critically, mass market growth.

¢	While the ongoing corruption crackdown in China has certainly had some impact on demand, we continue to reiterate our view that the current slowdown is more cyclical and temporary in nature and not a permanent structural change. Important indicators that bolster our view, particularly with respect to the mass market, are that hotel occupancy rates continue to run in the high 90% range, and table betting minimums continue to be on average in the high $200 range. These facts, in our view, point to a more supply-constrained market, which is why we believe, as blocks of new hotel rooms and gaming tables are added into the market beginning in mid-2015, the overall market and the names we hold disproportionately should begin to reaccelerate their growth rates.
¢	We believe that Galaxy’s stock was inexpensive to begin with, before the sell-off of the last six months, and is now entering “cheap” territory. With a forward P/E multiple around 14x, this is a highly predictable growth story with an increased cash return profile down the line, in our opinion.

Past performance is not indicative of future results. Any performance results portrayed reflect the reinvestment of dividends and other earnings. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

8

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

to overall performance, please contact a Vontobel representative.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk.

Asset Allocations

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Consumer Staples	36%
Financials	14
Health Care	14
Consumer Discretionary	13
Industrials	7
Energy	5
Information Technology	4
Other (includes short-term investments)	7

Total	100%

9

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	4.72%	9.10%	8.34%	—		—
Class A Shares at POP[3,4]	-1.30	7.81	7.70	—		—
Class C Shares at NAV[2] and with CDSC[4]	3.95	8.28	7.53	—		—
Class I Shares at NAV	4.97	9.37	—	4.59%		5/15/06
S&P 500® Index	19.73	15.70	8.11	7.42	[5]	—
MSCI EAFE® Index (net)	4.25	6.56	6.32	2.46	[5]	—

Fund Expense Ratios6: A Shares: 1.45%; C Shares: 2.20%; I Shares: 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases in which a finder’s fee was paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004 for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

10

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE

PREFERRED STOCK—1.4%
Financials—1.4%
Itau Unibanco Holding S.A. ADR 0.52% (Brazil)	1,880,542	$26,102
TOTAL PREFERRED STOCK (Identified Cost $24,913)		26,102
COMMON STOCKS—95.7%
Consumer Discretionary—13.0%
Alimentation Couche-Tard, Inc. Class B (Canada)	675,402	21,596
Compagnie Financiere Richemont SA Registered Shares (Switzerland)	305,300	25,055
Domino’s Pizza Group plc (United Kingdom)	1,895,180	17,451
Galaxy Entertainment Group Ltd. (Hong Kong)	2,735,286	15,887
Hermes International SA (France)(3)	65,826	19,684
Naspers Ltd. Class N (South Africa)	197,708	21,816
Paddy Power plc (Ireland)(2)	262,430	18,950
Persimmon plc (United Kingdom)	1,115,705	24,128
Priceline Group, Inc. (The) (United States)(2)	33,207	38,473
Sands China Ltd. (China)	5,507,884	28,728
Shaw Communications, Inc. (Canada)	376,546	9,229

		240,997

Consumer Staples—36.3%
British American Tobacco plc (United Kingdom)	1,978,287	111,671
Diageo plc (United Kingdom)	1,597,062	46,215
Hindustan Unilever Ltd. (India)	1,157,049	13,976
ITC Ltd. (India)	8,734,338	52,355

	SHARES	VALUE

Consumer Staples (continued)
L’Oreal S.A. (France)	154,038	$24,456
Lindt & Spruengli AG (Switzerland)	5,714	28,555
Nestle S.A. Registered Shares (Switzerland)	1,099,789	80,926
Pernod-Ricard S.A. (France)	158,066	17,896
Philip Morris International, Inc. (United States)	1,101,845	91,894
Reckitt Benckiser Group plc (United Kingdom)	860,495	74,632
SABMiller plc (United Kingdom)	661,880	36,782
Unilever N.V. (Netherlands)	1,988,833	79,204
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	6,709,395	16,885

		675,447

Energy—4.6%
Core Laboratories N.V. (United States)	302,953	44,337
Enbridge, Inc. (Canada)	860,306	41,181

		85,518

Financials—13.1%
Bank of Nova Scotia (Canada)	603,218	37,310
Daito Trust Construction Co., Ltd. (Japan)	211,100	24,936
Housing Development Finance Corp. (India)	5,194,012	88,746
Housing Development Finance Corp. Bank Ltd. (India)	4,884,767	69,020
Link REIT (The) (Hong Kong)	4,190,994	24,153

		244,165

Health Care—14.2%
Cie Generale D’optique Essilor International SA (France)	290,271	31,875
CSL Ltd. (Australia)	524,371	34,052

See Notes to Financial Statements

11

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS (continued)
Health Care (continued)
Grifols SA (Spain)	664,661	$27,233
Novo Nordisk A/S Class B (Denmark)	1,277,430	61,124
Ramsay Health Care Ltd. (Australia)	624,394	27,384
Roche Holding AG (Switzerland)	274,108	81,282

		262,950

Industrials—7.0%
Bureau Veritas SA (France)	1,433,050	31,666
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	1,409,974	9,896
DKSH Holding AG (Switzerland)	357,181	26,657
Rolls-Royce Holdings plc C Shares (United Kingdom)	1,544,585	24,151
SGS SA Registered Shares (Switzerland)	18,202	37,769

		130,139

Information Technology—4.1%
Alibaba Group Holding Ltd. (Cayman Islands)(2)	17,408	1,547
Baidu, Inc. Sponsored ADR (China)(2)	144,279	31,486
Cielo SA (Brazil)	1,300,924	21,169
Tencent Holdings Ltd. (China)	1,499,835	22,309

		76,511

Materials—3.4%
Air Liquide SA (France)	183,500	22,382
Fresnillo plc (United Kingdom)	1,081,079	13,320
Goldcorp, Inc. (Canada)	715,499	16,495

	SHARES	VALUE

Materials (continued)
Silver Wheaton Corp. (Canada)	585,131	$11,672

		63,869
TOTAL COMMON STOCKS (Identified Cost $1,403,654)		1,779,596
TOTAL LONG TERM INVESTMENTS—97.1%
(Identified cost $1,428,567)		1,805,698
SHORT-TERM INVESTMENT—4.1%
Money Market Mutual Fund—4.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.080%)	76,100,035	76,100
TOTAL SHORT-TERM INVESTMENT
(Identified Cost $76,100)		76,100
SECURITIES LENDING COLLATERAL—0.4%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.060%)(4)	6,920,760	6,921
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $6,921)		6,921
TOTAL INVESTMENTS—101.6% (Identified Cost $1,511,588)		1,888,719	(1)
Other assets and liabilities, net—(1.6)%		(30,379)

NET ASSETS—100.0%		$1,858,340

Abbreviations:

ADR American Depositary Receipt
REIT Real Estate Investment Trust

See Notes to Financial Statements

12

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United Kingdom	18%
Switzerland	15
United States	14
India	12
France	8
Canada	7
Netherlands	4
Other	22
Total	100%

†	% of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$1,779,596	$1,779,596
Preferred Stock	26,102	26,102
Securities Lending Collateral	6,921	6,921
Short-Term Investments	76,100	76,100

Total Investments	$1,888,719	$1,888,719

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

13

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

($ Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(3)	$1,888,719
Foreign currency at value(2)	884
Receivables
Fund shares sold	5,286
Dividends receivable	2,701
Tax reclaims	3,133
Prepaid expenses	61
Prepaid trustee retainer	12

Total assets	1,900,796

Liabilities
Payables
Fund shares repurchased	22,318
Investment securities purchased	10,539
Collateral on securities loaned	6,921
Investment advisory fees	1,349
Distribution and service fees	206
Administration fees	193
Transfer agent fees and expenses	726
Professional fees	38
Trustees’ fees and expenses	2
Other accrued expenses	164

Total liabilities	42,456

Net Assets	$1,858,340

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,662,097
Accumulated undistributed net investment income (loss)	11,326
Accumulated undistributed net realized gain (loss)	(192,004)
Net unrealized appreciation (depreciation) on investments	376,921

Net Assets	$1,858,340

Class A
Net asset value (net assets/shares outstanding) per share	$28.12
Maximum offering price per share NAV/(1–5.75%)	$29.84
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	16,962,394
Net Assets	$477,036
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$27.88
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	4,228,988
Net Assets	$117,906
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$28.14
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	44,891,266
Net Assets	$1,263,398

(1) Investment in securities at cost	$1,511,588

(2) Foreign currency at cost	890

(3) Market value of securities on loan	6,591

See Notes to Financial Statements

14

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

Investment Income
Dividends	$45,717
Security lending	194
Foreign taxes withheld	(2,418)

Total investment income	43,493

Expenses
Investment advisory fees	16,103
Service fees, Class A	1,637
Distribution and service fees, Class C	1,135
Administration fees	2,279
Transfer agent fees and expenses	3,199
Custodian fees	237
Printing fees and expenses	144
Registration fees	121
Trustees’ fees and expenses	77
Professional fees	52
Miscellaneous expenses	92

Total expenses	25,076

Net investment income (loss)	18,417

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	24,729
Net realized gain (loss) on foreign currency transactions	23
Net change in unrealized appreciation (depreciation) on investments	43,237
Net change in unrealized appreciation (depreciation) on foreign currency translation	(362)

Net gain (loss) on investments	67,627

Net increase (decrease) in net assets resulting from operations	$86,044

See Notes to Financial Statements

15

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ Reported in thousands)

	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$18,417	$13,868
Net realized gain (loss)	24,752	42,373
Net change in unrealized appreciation (depreciation)	42,875	32,794

Increase (decrease) in net assets resulting from operations	86,044	89,035

From Distributions to Shareholders
Net investment income, Class A	(3,966)	(5,285)
Net investment income, Class C	—	(251)
Net investment income, Class I	(9,101)	(10,346)

Decrease in net assets from distributions to shareholders	(13,067)	(15,882)

From Share Transactions
Sale of shares
Class A (6,394 and 15,519 shares, respectively)	178,539	416,080
Class C (1,172 and 2,026 shares, respectively)	32,538	54,362
Class I (19,587 and 24,364 shares, respectively)	553,830	656,205

Reinvestment of distributions
Class A (129 and 186 shares, respectively)	3,591	4,866
Class C (0 and 8 shares, respectively)	—	200
Class I (298 and 349 shares, respectively)	8,294	9,111

Shares repurchased
Class A (14,591 and 6,336 shares, respectively)	(413,237)	(170,133)
Class C (733 and 406 shares, respectively)	(20,420)	(10,783)
Class I (13,775 and 12,390 shares, respectively)	(383,850)	(332,731)

Increase (decrease) in net assets from share transactions	(40,715)	627,177

Net increase (decrease) in net assets	32,262	700,330

Net Assets
Beginning of period	1,826,078	1,125,748

End of period	$1,858,340	$1,826,078

Accumulated undistributed net investment income (loss) at end of period	$11,326	$5,953

See Notes to Financial Statements

16

VIRTUS FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/13 to 9/30/14	$27.01	0.24	1.03	1.27	(0.16)	—	(0.16)	1.11	$28.12	4.72%	$477,036	1.43%	0.85%	31%
10/1/12 to 9/30/13	25.42	0.23	1.63	1.86	(0.27)	—	(0.27)	1.59	27.01	7.37	676,149	1.46	0.85	29
10/1/11 to 9/30/12	20.83	0.27	4.73	5.00	(0.41)	—	(0.41)	4.59	25.42	24.34	398,166	1.45	1.16	47
10/1/10 to 9/30/11	22.06	0.34	(1.23)	(0.89)	(0.34)	—	(0.34)	(1.23)	20.83	(4.15)	346,594	1.47	1.48	31
10/1/09 to 9/30/10	19.40	0.37	2.54	2.91	(0.25)	—	(0.25)	2.66	22.06	15.34	493,214	1.47	1.82	34

Class C
10/1/13 to 9/30/14	$26.82	0.04	1.02	1.06	—	—	—	1.06	$27.88	3.95%	$117,906	2.18%	0.15%	31%
10/1/12 to 9/30/13	25.27	0.03	1.62	1.65	(0.10)	—	(0.10)	1.55	26.82	6.56	101,655	2.21	0.10	29
10/1/11 to 9/30/12	20.57	0.10	4.70	4.80	(0.10)	—	(0.10)	4.70	25.27	23.43	54,634	2.20	0.42	47
10/1/10 to 9/30/11	21.81	0.17	(1.22)	(1.05)	(0.19)	—	(0.19)	(1.24)	20.57	(4.85)	45,742	2.22	0.74	31
10/1/09 to 9/30/10	19.21	0.21	2.52	2.73	(0.13)	—	(0.13)	2.60	21.81	14.42	64,480	2.22	1.04	34

Class I
10/1/13 to 9/30/14	$27.03	0.32	1.02	1.34	(0.23)	—	(0.23)	1.11	$28.14	4.97%	$1,263,398	1.18%	1.13%	31%
10/1/12 to 9/30/13	25.43	0.28	1.66	1.94	(0.34)	—	(0.34)	1.60	27.03	7.66	1,048,274	1.21	1.04	29
10/1/11 to 9/30/12	20.89	0.34	4.72	5.06	(0.52)	—	(0.52)	4.54	25.43	24.64	672,948	1.20	1.46	47
10/1/10 to 9/30/11	22.12	0.42	(1.26)	(0.84)	(0.39)	—	(0.39)	(1.23)	20.89	(3.88)	584,212	1.22	1.83	31
10/1/09 to 9/30/10	19.45	0.42	2.54	2.96	(0.29)	—	(0.29)	2.67	22.12	15.60	623,222	1.22	2.08	34

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.

See Notes to Financial Statements

17

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which the Foreign Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary page.

The Fund offers Class A shares, Class C shares and Class I shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are

18

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”) generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

19

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

20

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

The Fund may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2014, the Fund had securities on loan with a market value of $6,591 and cash collateral of $6,921.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

1st $2 Billion	$2+ Billion – $4 Billion	$4+ Billion
0.85%	0.80%	0.75%

21

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

B.	Subadviser

Vontobel Asset Management, Inc. (the “Subadviser”) is the Subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2014, it retained net commissions of $42 for Class A shares and deferred sales charges of $14 for Class A shares and $20 for Class C shares.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25% and Class C shares 1.00%. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2014, the Fund incurred administration fees totaling $1,821 which are included in the Statement of Operations.

For the period ended September 30, 2014, the Fund incurred transfer agent fees totaling $2,998 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2014, Virtus and its affiliates, BMO Bankcorp. (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Class I shares	1,334	$38

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2014, were as follows:

Purchases	Sales
$586,705	$576,153

There were no purchases or sales of long-term U.S. Government and agency securities.

22

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Note 5. 10% Shareholders

As of September 30, 2014, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
32%	2

The shareholders are not affiliated with Virtus.

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2014, the Fund held securities issued by various companies in the Consumer Staples sector, representing 36% of the total investments of the Fund.

Note 7. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,556,582	$367,897	$(35,759)	$332,138

The Fund has capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

2018	Total
$183,072	$183,072

23

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized losses of $20,846, deferred in prior years against current year capital gains.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $47,386 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 9. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2014, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$23	$(23)

Note 10. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 12, 2014, the Fund began offering Class R6 Shares.

24

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Foreign Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Foreign Opportunities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as “the Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2014

25

VIRTUS FOREIGN OPPORTUNITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2014

For the fiscal year ended September 30, 2014, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
69%	7%	$—

For the fiscal year ended September 30, 2014, the Fund recognized $41,555 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $2,418 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

26

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name and Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Keith, Leroy Jr. YOB: 1939 Elected: 2000 48 Funds

Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Director/Trustee (since 2010), Wells Fargo Funds and their predecessors, Evergreen Funds (1989 to 2010) (137 series); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex (48 portfolios).

McLoughlin, Philip Chairman YOB: 1946 Elected: 1999 68 Funds

Partner (2006 to 2012), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (48 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).

McNamara, Geraldine M. YOB: 1951 Elected: 2001 52 Funds	Retired; Trustee (since 2001), Virtus Mutual Fund Complex (48 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).
Oates, James M. YOB: 1946 Elected: 2000 55 Funds

Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (48 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

Segerson, Richard E. YOB: 1946 Elected: 2000 48 Funds	Retired; Trustee (since 1993), Virtus Mutual Fund Complex (48 portfolios); and Managing Director (since 1998), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 48 Funds

Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies; Trustee (since 2002), Virtus Mutual Fund Complex (48 portfolios).

27

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name and Year of Birth	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R. YOB: 1964 Elected: 2006 66 Funds

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (48 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

28

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth		Position(s) Held with the Trust and Length of Time Served and Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006).

Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005).

Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

29

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Name, Address and Year of Birth		Position(s) Held with the Trust and Length of Time Served and Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011).

Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.

Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2008 to 2013).

Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

30

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Text Telephone	1-800-243-1926
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8011	11-14

ANNUAL REPORT

Virtus Allocator Premium AlphaSector® Fund*

Virtus AlphaSector® Rotation Fund*

Virtus Alternatives Diversifier Fund

Virtus Disciplined Equity Style Fund

Virtus Disciplined Select Bond Fund

Virtus Disciplined Select Country Fund

Virtus Dynamic AlphaSector® Fund*

Virtus Global Premium AlphaSector® Fund*

Virtus Herzfeld Fund*

Virtus Premium AlphaSector® Fund*

September 30, 2014 TRUST NAME: VIRTUS OPPORTUNITIES TRUST * Prospectus supplement applicable to this Fund appears at the back of this annual report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Allocator Premium AlphaSector® Fund (“Allocator Premium AlphaSector® Fund”)	7	28
Virtus AlphaSector® Rotation Fund (“AlphaSector® Rotation Fund”)	9	29
Virtus Alternatives Diversifier Fund (“Alternatives Diversifier Fund”)	11	33
Virtus Disciplined Equity Style Fund (“Disciplined Equity Style Fund”)	13	34
Virtus Disciplined Select Bond Fund (“Disciplined Select Bond Fund”)	15	35
Virtus Disciplined Select Country Fund (“Disciplined Select Country Fund”)	17	36
Virtus Dynamic AlphaSector® Fund (“Dynamic AlphaSector ™ Fund”)	19	37
Virtus Global Premium AlphaSector® Fund (“Global Premium AlphaSector® Fund”)	21	38
Virtus Herzfeld Fund (“Herzfeld Fund”)	23	39
Virtus Premium AlphaSector® Fund (“Premium AlphaSector ® Fund”)	26	40
Statements of Assets and Liabilities		43
Statements of Operations		46
Statements of Changes in Net Assets		49
Statement of Cash Flows		54
Financial Highlights		55
Notes to Financial Statements		61
Report of Independent Registered Public Accounting Firm		73
Tax Information Notice		74
Fund Management Tables		75

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees (“Trustees” or the “Board”) of the Trust. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report which highlights performance of your fund for the 12 months ended September 30, 2014, including comments from the money manager.

The past 12 months were generally strong for equities, although market volatility increased over the last quarter, driven by geopolitical risks and a slowdown in the global economy. While the economies of Europe, Japan, and China weakened, the U.S. economy accelerated and the U.S. dollar rallied strongly. Broad U.S. equity indexes registered double-digit gains for the 12 months ended September 30, 2014. The S&P 500® Index returned 19.73%, the Dow Jones Industrial AverageSM rose 15.29%, and the NASDAQ

Composite Index® was up 20.61%. By comparison, international equity returns were significantly smaller, including for both developed markets and emerging markets.

In mid-September, the Federal Reserve provided much needed assurance to investors by announcing that it intends to keep interest rates low for a “considerable time” after its bond buying program ends in October. Against this backdrop, the bellwether 10-year U.S. Treasury yield ended at 2.52% on September 30, 2014 compared with 2.64% a year earlier. The broader fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, rose 3.96% for the 12 months ended September 30, 2014.

The uncertain state of the global economy is likely to remain a concern for markets in the months ahead. However, the health of the U.S. economy – including improving hiring, manufacturing, and housing data – gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market volatility is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely, George R. Aylward President, Virtus Mutual Funds October 2014

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2014 to September 30, 2014

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares, and (2) ongoing costs, including investment advisory fees, distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period*
Allocator Premium AlphaSector® Fund
Actual
Class A	$1,000.00	$1,012.70	1.63%	$8.22
Class C	1,000.00	1,008.60	2.36	11.88
Class I	1,000.00	1,013.80	1.38	6.97
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.79	1.63	8.27
Class C	1,000.00	1,013.09	2.36	11.98
Class I	1,000.00	1,018.06	1.38	7.01
AlphaSector® Rotation Fund
Actual
Class A	$1,000.00	$1,049.20	0.99%	$5.09
Class C	1,000.00	1,045.40	1.74	8.92
Class I	1,000.00	1,050.30	0.74	3.80
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.04	0.99	5.03
Class C	1,000.00	1,016.24	1.74	8.83
Class I	1,000.00	1,021.31	0.74	3.76
Alternatives Diversifier Fund
Actual
Class A	$1,000.00	$996.20	0.66%	$3.30
Class C	1,000.00	991.70	1.41	7.04
Class I	1,000.00	996.50	0.41	2.05
Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.72	0.66	3.35
Class C	1,000.00	1,017.91	1.41	7.16
Class I	1,000.00	1,022.99	0.41	2.08
Disciplined Equity Style Fund
Actual
Class A	$1,000.00	$1,025.00	1.60%	$8.12
Class C	1,000.00	1,021.30	2.35	11.91
Class I	1,000.00	1,026.50	1.35	6.86
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,013.14	2.35	11.93
Class I	1,000.00	1,018.22	1.35	6.85
Disciplined Select Bond Fund
Actual
Class A	$1,000.00	$1,017.80	1.40%	$7.08
Class C	1,000.00	1,013.20	2.15	10.85
Class I	1,000.00	1,018.10	1.15	5.82
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.40	7.11
Class C	1,000.00	1,014.15	2.15	10.91
Class I	1,000.00	1,019.23	1.15	5.84
Disciplined Select Country Fund
Actual
Class A	$1,000.00	$956.40	1.70%	$8.34
Class C	1,000.00	952.70	2.45	11.99
Class I	1,000.00	957.30	1.45	7.11
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.44	1.70	8.63
Class C	1,000.00	1,012.63	2.45	12.44
Class I	1,000.00	1,017.71	1.45	7.36

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2014 to September 30, 2014

Expense Table
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period*
Dynamic AlphaSector® Fund**
Actual
Class A	$1,000.00	$1,018.40	2.53%	$12.80
Class B	1,000.00	1,014.90	3.27	16.52
Class C	1,000.00	1,014.90	3.28	16.57
Class I	1,000.00	1,020.50	2.28	11.55
Hypothetical (5% return before expenses)
Class A	1,000.00	1,012.22	2.53	12.84
Class B	1,000.00	1,008.47	3.27	16.60
Class C	1,000.00	1,008.42	3.28	16.65
Class I	1,000.00	1,013.49	2.28	11.57
Global Premium AlphaSector® Fund
Actual
Class A	$1,000.00	$1,015.50	1.66%	$8.39
Class C	1,000.00	1,012.40	2.38	12.01
Class I	1,000.00	1,016.30	1.41	7.13
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.64	1.66	8.43
Class C	1,000.00	1,012.99	2.38	12.08
Class I	1,000.00	1,017.91	1.41	7.16
Herzfeld Fund
Actual
Class A	$1,000.00	$1,047.60	1.60%	$8.21
Class C	1,000.00	1,043.90	2.35	12.04
Class I	1,000.00	1,049.60	1.35	6.94
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,013.14	2.35	11.93
Class I	1,000.00	1,018.22	1.35	6.85
Premium AlphaSector® Fund
Actual
Class A	$1,000.00	$1,036.20	1.61%	$8.22
Class C	1,000.00	1,031.90	2.36	12.02
Class I	1,000.00	1,037.30	1.36	6.95
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.90	1.61	8.17
Class C	1,000.00	1,013.09	2.36	11.98
Class I	1,000.00	1,018.16	1.36	6.90

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees, reimbursed expenses, dividends and interest on short sales, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

**	Dynamic AlphaSector Fund’s annualized expense ratios include interest expense due to leverage and dividends and interest expense on short sales.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AlphaSector® Rotation Fund Composite Linked Index

The composite index allocation is 100% S&P 500® Index. Prior to September 29, 2009, the composite index consisted of 80% S&P 500® Index and 20% Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Alternatives Diversifier Composite Index

The Alternatives Diversifier composite index consists of: Diversified Trends Index (15%), UBS Global Investors (Real Estate) Index (20%), Global Infrastructure, represented by the MSCI World Infrastructure Sector Capped Index (since 9/1/2008) (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (15%), and Credit Suisse Leveraged Loan Index (10%). From 9/1/2008 to 3/1/2012 the composite consisted of HFRX Equity Market Neutral Index (20%), UBS Global Investors (Real Estate) Index (20%), Global Infrastructure, represented by the MSCI World Infrastructure Sector Capped Index (since 9/1/2008) (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (10%) and Credit Suisse Leveraged Loan Index (10%). Prior to 9/1/2008, the Global Infrastructure component was represented by a mix of MSCI US Utilities Index (65%), MSCI World Telecom Services Index (20%) and MSCI World ex US Utilities Index (15%). The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Dow Jones Global Moderate Portfolio Index

The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Dow Jones Industrial Average

A market indicator composed of 30 actively traded blue chip U.S. stocks. While the index attempts to be representative of the U.S. economy as a whole, it is somewhat heavily weighted toward industrials. It is a price-weighted average, which means that the price movement of each stock is weighted equally regardless of its market capitalization. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Dynamic AlphaSector® Index

The Dynamic AlphaSector® Index consists of the S&P 500® Index, a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Performance of the Dynamic AlphaSector® Linked Benchmark prior to 2/6/2012 is that of the Citigroup 90-Day Treasury Bill Index. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

4

KEY INVESTMENT TERMS (Continued)

Fund of funds

A mutual fund that invests in the shares of other open-end mutual funds according to an established asset allocation model, resulting in a diversified portfolio of asset classes and investment strategies appropriate for pursuit of the overall investment objective.

Herzfeld Composite Index (60% MSCI AC World Index (net)/40% Barclays U.S. Aggregate Bond Index)

The composite index consists of 60% MSCI AC World Index (net) and 40% Barclays U.S. Aggregate Bond Index. The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. Each index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

iShares®

Represents shares of an open-end exchange-traded fund.

Long position (“long”)

Ownership of a security, giving the investor the right to transfer ownership to someone else, the right to receive income paid by the security, and the right to any profits or losses as the security’s value changes.

MLP (Master Limited Partnership)

A type of limited partnership that is publicly traded. The partnership must derive most of its cash flows from real estate, natural resources and commodities.

MSCI EAFE® Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World Index (Net)

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and is not available for direct investment.

MSCI World Index (Net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All World ex U.S. Index (Net)

The MSCI All World ex U.S. Index (Net) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

5

KEY INVESTMENT TERMS (Continued)

Russell 3000® Index

The Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

SPDR®

Represents shares of an open-end exchange-traded fund.

Short position (“short”)

Stock shares that an investor has sold without actually owning (by borrowing the certificates from a broker) in anticipation of a decline in the stock value by a certain date. If the price falls, the investor buys the shares at the lower rate and makes a profit on the difference. It the price rises, the investor must buy at the higher price and sustains a loss.

6

Allocator Premium AlphaSector® Fund Fund Summary	Ticker Symbols: Class A: VAAAV Class C: VAACX Class I: VAISX

¢	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 6.97%, Class C shares returned 6.15%, and Class I shares returned 7.20%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%. Dow Jones Global Moderate Portfolio Index, the Fund’s style-specific index appropriate for comparison, returned 7.93%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	The Fund is a global balanced portfolio with four component sleeves: U.S. equity, international, fixed income, and real assets (focused on gold and real estate).

¢	In the year ended September 30, 2014, the U.S. equity market performed strongly, as the S&P 500® Index rose 19.73%. International markets were up modestly, with the MSCI All Country World ex U.S. Index, a recognized benchmark for world markets outside the U.S., up 4.77% for the period.

¢	The fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, was up 3.96%.

¢	The real assets custom benchmark, which includes a mix of 50/50 in gold and real estate, was up 2.78%.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund seeks to provide risk controls for down markets and participation in rising markets. A key feature of the Fund is that each of the four asset class sleeves – U.S. equities, international equities, fixed income, and real assets – can move independently to address risk if the quantitative model that drives the Fund projects a risk of loss.
¢	In bear market conditions, the risk controls are intended to help the Fund outperform the benchmark Dow Jones Global Moderate Portfolio Index. In very strong bull markets, the Fund may be expected to lag the benchmark to a moderate degree. The quantitative model will in some circumstances forego an extreme “up market” period if it is accompanied by a projection of risk. This philosophy, of seeking market participation but emphasizing risk controls first and foremost, is the key to performance expectations.

¢	In its U.S. equity component, the Fund delivered on its mission of active participation in a rising market environment, and returns were slightly behind that of the market.

¢	The focus of the Fund’s strategy on risk management caused the international component of the portfolio to be partially defensively positioned at times during the year, including some use of a cash alternative. As a result, the Fund lagged the benchmark during the period.

¢	In its fixed income component, the Fund became more risk-focused and defensive at times during the period, holding cash alternative positions as dictated by the quantitative model. Although the defensive positioning was beneficial at times during the period, there was some underperformance during the third quarter.

¢	The real assets sleeve moved in and out of positions in gold and real estate for much of the period, avoiding risk in these investments. Based on a positive outlook for U.S. equities, the Fund reallocated from gold and real estate to U.S. equities towards the end of the period, which allowed the real assets sleeve to outperform its custom benchmark.

¢	Overall, the Fund delivered strong participation in U.S. equities and maintained a more defensive stance at times in the remaining three sleeves of the Fund. As a result, during the one-year period, the Fund slightly underperformed the benchmark Dow Jones Global Moderate Portfolio Index.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer term maturities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Financials	15%
Consumer Staples	5
Information Technology	5
Health Care	5
Materials	5
Industrials	5
Other (includes short-term investments)	60

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

Allocator Premium AlphaSector® Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	6.97%	5.89%		3/15/11
Class A Shares at POP[3,4]	0.82	4.13		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	6.15	5.12		3/15/11
Class I Shares at NAV	7.20	6.14		3/15/11
S&P 500® Index	19.73	15.35	[5]	—
Dow Jones Global Moderate Portfolio IndexSM	7.93	8.04	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.88%, Net 1.75%; C Shares: Gross 2.61%, Net 2.50%; I Shares: Gross 1.63%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds. Class C share ratio reflects distributor’s contractual waiver for 12b-1 fees.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

AlphaSector® Rotation Fund Fund Summary	Ticker Symbols: Class A: PWBAX Class C: PWBCX Class I: VARIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 17.81%, Class C shares returned 16.89%, and Class I shares returned 18.08%. For the same period, the S&P 500® Index, a broad-based equity index, and the AlphaSector® Rotation Fund Composite Linked Index, the Fund’s style-specific benchmark appropriate for comparison, each returned 19.73%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	In the fiscal year ended September 30, 2014, the U.S. equity market performed strongly, as the S&P 500® Index rose 19.73%.

¢	U.S. equity market performance was strongest during the fourth quarter of 2013, with the S&P 500® Index up 10.51%. Performance was more modest during the first and third quarters of 2014, at 1.81% and 1.13%, respectively. Second quarter performance was also quite strong at 5.23%.

¢	Viewing the U.S. equity markets by sector, the overall picture is positive. In the fiscal period, the healthcare, technology, and materials sectors outperformed the broader S&P 500® Index. Consumer staples, consumer discretionary, financials, energy, industrials, and utilities underperformed the S&P 500® Index, but were positive overall.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund has an investment objective of long-term capital appreciation and strives to outperform the S&P 500® Index over market cycles while also seeking to deliver lower volatility, low beta, and low correlation. The Fund employs a flexible, proprietary quantitative model which can invest in any combination of the nine primary sectors of the S&P 500® Index, a combination of sectors and cash equivalents, or 100% cash equivalents.
¢	The Fund performed as designed for the period: the U.S. equity market was positive, and the Fund was invested in U.S. equities throughout the period. Over the course of the Fund’s fiscal year ended September 30, 2014, the Fund performed in line with the S&P 500® Index, although it slightly lagged the benchmark during the third quarter.

¢	The quantitative model driving the Fund does an independent assessment of each of the nine equity sectors of the S&P 500® Index. During the period, individual sectors turned “on” or “off,” but the portfolio as a whole remained 100% invested in U.S. equities. There were no periods in which extreme or widespread risk caused the Fund to take a position in cash equivalents.

¢	The net result for the period is that the Fund delivered on expectations, providing participation in a rising U.S. equity market.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Health Care	13%
Consumer Staples	13
Financials	13
Industrials	12
Energy	12
Materials	12
Consumer Discretionary	12
Information Technology	11
Telecommunication Services	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

AlphaSector® Rotation Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	17.81%	14.03%	7.61%	—		—
Class A Shares at POP[3,4]	11.04	12.69	6.98	—		—
Class C Shares at NAV[2] and with CDSC[4]	16.89	13.19	6.83	—		—
Class I Shares at NAV	18.08	—	—	14.88%		10/1/09
S&P 500® Index	19.73	15.70	8.11	16.30	[5]	—
AlphaSector™ Rotation Fund Composite Linked Index	19.73	15.70	8.68	16.30	[5]	—

Fund Expense Ratios6: A Shares 1.03%; C Shares 1.77%; I Shares 0.78%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios reflect fees and expenses associated with the underlying funds. Class C share ratio reflects distributor’s contractual waiver for 12b-1 fees.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004, for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

Alternatives Diversifier Fund Fund Summary	Ticker Symbols: Class A: PDPAX Class C: PDPCX Class I: VADIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 4.28%, Class C shares returned 3.47%, and Class I shares returned 4.52%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the Alternatives Diversifier Composite Index, the Fund’s style-specific index appropriate for comparison, returned 5.44%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Major U.S. stock market indexes all had powerful rallies during the fiscal year, with the S&P 500® Index regularly setting new all-time highs. Bonds also shook off a late 2013 sell-off as yields in the benchmark 10-year U.S. Treasury note spiked to 3.0%, but eventually fell precipitously as the year progressed.

¢	A combination of low inflation, friendly Central Bank policy, and mixed economic data led to good financial conditions for traditional stock and bond investors. While there were a few hiccups, generally investors were rewarded with solid returns across most U.S. stock categories.

¢	Bond investors, especially those in corporate and high-yield issuers, also experienced friendly outcomes as spreads tightened against “risk-free” Treasury bonds and yields generally fell during the period.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund experienced a wide variation in the investment performance of its underlying investments. Any investments related to commodities or natural resources struggled as these areas tend to do best when either inflation is rising or there is a global economic boom. Most of the emerging markets, and China in particular, have been experiencing slow growth, which has kept commodity prices weak. Furthermore, inflation is very tame, thus the Fund’s commodity exposure, while lower than the benchmark, did hurt performance.

¢	On the positive side, the exposure to global infrastructure and REITs (both international and domestic) were very good performance drivers. While neither area kept up with the S&P 500® Index, they generally outperformed most bond indexes, and on the whole the Fund was able to deliver positive returns.

¢	The drag from commodities and natural resource investments did decrease returns, however given the diversification the Fund is designed to offer, that is the trade-off of having exposure in these areas.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The Fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment. Events negatively affecting a particular commodity in which the Fund focuses its investments may cause the value of the Fund’s shares to decrease, perhaps significantly. Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s). The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets. The Fund’s adviser may select affiliated and/or unaffiliated funds, which may create a conflict of interest.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Affiliated Equity Mutual Funds	61%
Exchange-Traded Funds	29
Affiliated Fixed Income Mutual Funds	9
Other (includes short-term investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

Alternatives Diversifier Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	4.28%	5.25%	2.87%		11/30/05
Class A Shares at POP[3,4]	-1.72	4.01	2.18		11/30/05
Class C Shares at NAV[2] and with CDSC[4]	3.47	4.45	2.10		11/30/05
Class I Shares at NAV	4.52	—	5.88		10/1/09
S&P 500® Index	19.73	15.70	—	[5]	—
Alternatives Diversifier Composite Index	5.44	6.48	—	[6]	—

Fund Expense Ratios7: A Shares: 1.66%; C Shares: 2.41%; I Shares: 1.41%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 7.55% for Class A and Class C shares and 16.30% for Class I shares since the inception date of the respective share class.
[6]	The index returned 4.39% for Class A and Class C shares and 6.48% for Class I shares since the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on November 30, 2005 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Disciplined Equity Style Fund Fund Summary	Ticker Symbols: Class A: VDEAX Class C: VDECX Class I: VDEIX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 11.77%, Class C shares returned 10.91%, and Class I shares returned 12.09%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the Russell 3000® Index the Fund’s style-specific benchmark appropriate for comparison returned 17.76%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Generally, domestic equity performance remained strong over the Fund’s fiscal year, providing tailwinds for total return.

¢	Domestic equity market performance was primarily capitalization-driven, with large- and mega-cap equities dramatically outperforming their small- and micro-cap cousins. In the prior 12 months, large-cap growth (“IWF” ETF) outperformed small-cap growth (“IWO” ETF) by over 1500 basis points; and large-cap value (“IWD” ETF) outperformed small-cap value (“IWN” ETF) by over 1450 basis points.

What factors affected the Fund’s performance during its fiscal year?

¢	Due to the short-term nature of the trends this strategy seeks to capture, the multi-day quality assurance implementation lag enforced by the NASDAQ Composite Index® was a drag on performance. Due to this drag, on May 31, 2014, it was determined that the Fund would no longer track the index and instead implement the trading signals in a more timely manner.

¢	The Fund’s structural tilt toward small-cap equities served as a drag on performance, as small-cap equities dramatically underperformed large-cap equities over the period.
¢	The Fund made three tactical shifts over the year. The first occurred on March 21, 2014, when the Fund switched from a position in growth to one in value. From March 21, 2014 to June 20, 2014, the Fund invested in value equities. Finally, from June 20, 2014 to September 30, 2014, the Fund was invested in growth equities. We estimate that the style shifts added in excess of 400 basis points over the period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Exchange Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Disciplined Equity Style Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	11.77%	21.03%		12/18/12
Class A Shares at POP[3,4]	5.34	17.07		12/18/12
Class C Shares at NAV[2] and with CDSC[4]	10.91	20.11		12/18/12
Class I Shares at NAV	12.09	21.33		12/18/12
S&P 500® Index	19.73	21.49	[5]	—
Russell 3000® Index	17.76	21.36	[5]	—

Fund Expense Ratios6: A Shares: Gross 8.29%, Net 1.60%; C Shares: Gross 9.04%, Net 2.35%; I Shares: Gross 8.04%, Net 1.35%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Effective February 1, 2014, the waiver is voluntary and may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expense associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Disciplined Select Bond Fund Fund Summary	Ticker Symbols: Class A: VDBAX Class C: VDBCX Class I: VDBIX

¢	The Fund is diversified and has an investment objective of high total return from current income and capital appreciation.

¢	For the fiscal ended September 30, 2014, the Fund’s Class A shares at NAV returned 3.59%, Class C shares returned 2.73%, and Class I shares returned 3.75%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.96%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Over the Fund’s fiscal year, there were two dramatic effects at play. First was the volatility in interest rates. From September 30, 2013, the 10-year U.S. Treasury rate rose from 2.64% to a peak of 3.04% on December 31, 2013, before falling back to as low as 2.34% on August 15, 2014. The volatile level of interest rates had a dramatic effect on long-dated fixed-income. In particular, 7-10 Year Treasuries, 20+ Year Treasuries, and Treasury Inflation Protected Securities (“TIPS”) suffered sell-offs in the fourth quarter of 2013 with strong rallies over the first three quarters of 2014.

¢	The second effect was a continued decline in credit spreads (measured as Moody’s Seasoned Baa Corporate Bond Yield – Moody’s Seasoned Aaa Corporate Bond Yield). From October 2013 to July 2014, credit spreads fell from 78 basis points to 57 basis points, before subsequently climbing back up to 69 basis points. The fall in credit spreads translated to a strong rally in credit-based fixed-income.

¢	Of a more minor note is the recent pullback in inflation expectations, causing a sell-off in TIPS from August 31, 2014 to September 30, 2014.

What factors affected the Fund’s performance during its fiscal year?

¢	Due to the short-term nature of the trends this strategy seeks to capture, the multi-day quality assurance implementation lag enforced by the

NASDAQ Composite Index® was a drag on performance. Due to this drag, on May 31, 2014, it was determined that the Fund would no longer track the index and instead implement the trading signals in a more timely manner.

¢	General market tailwinds served as a benefit to total return performance throughout the year. From December 30, 2013 to August 31, 2014, there was little disparity between the three internal nominal, credit-based, and inflation-linked fixed-income indices we track. Disparities that did occur were short-lived.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Exchange Traded Funds	98%
Other (includes short-term investments)	2

Total	100%

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Securities in the fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Disciplined Select Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	3.59%	-0.62%		12/18/12
Class A Shares at POP[3,4]	-0.29	-2.73		12/18/12
Class C Shares at NAV[2] and with CDSC[4]	2.73	-1.33		12/18/12
Class I Shares at NAV	3.75	-0.39		12/18/12
Barclays U.S. Aggregate Bond Index	3.96	1.35	[5]	—

Fund Expense Ratios6: A Shares: Gross 9.63%, Net 1.40%; C Shares: Gross 10.38%, Net 2.15%; I Shares: Gross 9.38%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Effective February 1, 2014, the waiver is voluntary and may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expense associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Disciplined Select Country Fund Fund Summary	Ticker Symbols: Class A: VDCAX Class C: VDCCX Class I: VDCIX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 0.29%, Class C shares returned -0.51%, and Class I shares returned 0.48%. For the same period, S&P 500® Index, a broad-based equity index, returned 19.73%, and the MSCI EAFE® Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 4.25%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Despite posting a positive return over the Fund’s fiscal year, foreign developed equity markets (as measured by the ETF “EFA”) were particularly tumultuous relative to U.S. large-cap equities.

¢	The fourth quarter of 2013 and first quarter of 2014 were marked by sell-offs in Pacific region countries. The second quarter of 2014 was a brief reprise before strong sell-offs in European countries in the third quarter of 2014. Mixed economic indicators and geopolitical instability continue to be a drag on equity performance as foreign countries struggle to create a steady foundation for growth.

What factors affected the Fund’s performance during its fiscal year?

¢	Due to the short-term nature of the trends this strategy seeks to capture, the multi-day quality assurance implementation lag enforced by the NASDAQ Composite Index® was a drag on performance. Due to this drag, on May 31, 2014, it was determined that the Fund would no longer track the index and instead implement the trading signals in a more timely manner.

¢	The Fund dramatically shifted off-benchmark during the period; in the vast majority of weeks, at least one or two countries were selectively removed. Between trading and opportunity costs,

the selected removal was a detractor from performance over the benchmark. The portfolio is currently positioned aggressively off benchmark toward its minimum-volatility portfolio, which should add significant value if the global equity sell-off continues into the next fiscal year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Exchange Traded Funds	97%
Other (includes short-term investments)	3

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. Investing internationally involves additional risks such as currency, political, accounting, economic and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Disciplined Select Country Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	0.29%	7.48%		12/18/12
Class A Shares at POP[3,4]	-5.48	3.97		12/18/12
Class C Shares at NAV[2] and with CDSC[4]	-0.51	6.68		12/18/12
Class I Shares at NAV	0.48	7.75		12/18/12
S&P 500® Index	19.73	21.49	[5]	—
MSCI EAFE® Index (net)	4.25	11.41	[5]	—

Fund Expense Ratios6: A Shares: Gross 9.33%, Net 1.70%; C Shares: Gross 10.08%, Net 2.45%; I Shares: Gross 9.08%, Net 1.45%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Effective February 1, 2014, the waiver is voluntary and may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expense associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Dynamic AlphaSector® Fund Fund Summary	Ticker Symbols: Class A: EMNAX Class B: EMNBX Class C: EMNCX Class I: VIMNX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 13.30%, Class B shares returned 12.43%, Class C shares returned 12.50%, and Class I shares returned 13.60%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the Dynamic AlphaSector® Linked Index, which is the Fund’s style-specific index appropriate for comparison, returned 19.73%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	In the year ended September 30, 2014, U.S. equities performed strongly, and the S&P 500® Index rose 19.73%.

¢	U.S. equity market performance was strongest during the fourth quarter of 2013, with the S&P 500® Index up 10.51%. Performance was more modest during the first and third quarters of 2014, at 1.81% and 1.13%, respectively. Second quarter performance was also quite strong at 5.23%.

¢	Broadly speaking, in the year-to-date 2013 period, U.S. equity markets experienced a general rise in performance, and volatility remained under control.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund tracks the Dynamic AlphaSector® Index, which can employ both leverage and take short positions. Performance is discussed below on a quarter-by-quarter basis.

¢	The Fund entered the final quarter of 2013 bullishly positioned. December’s rally capped fourth quarter gains of 10.5% and put a stamp on an exceptional year for U.S. equities. The S&P 500® Index finished the year up 32.4% on a total return basis, its best annual performance in 16 years, and the third best since 1980. In the later part of the quarter, through its long positions across eight of nine major sectors and moderate use of leverage, the Fund carried equity exposure of greater than 105% for the majority of the quarter.

¢	The outset of calendar year 2014, specifically the mid-winter months, saw more pronounced volatility across sectors and other broad asset classes. As volatility and price trend dynamics diverged across sectors, the Fund took short positions in three additional sectors, up from one previously, and for a period brought the average net equity exposure of the Fund to below 100%. Given the swiftness with which the markets and most sectors regained their highs into the later part of the first quarter, and with the Fund maintaining more conservative net equity exposure and short positions through that period, the Fund’s performance lagged slightly that of the S&P 500® Index.

¢	Through the later portion of the second quarter of 2014, market volatility was more benign as measured by our proprietary metrics, and the Fund covered its short exposures and reallocated long to eight of the nine major sectors, bringing overall net equity exposures back above 100%, and allowing the Fund to participate materially in the broad market rally of the second quarter.

¢	The final quarter of the Fund’s fiscal year, July through September, marked a more volatile market environment than our metrics have measured since January 2014. As the volatility increased and price trends deteriorated over the course of the period, our models detected these changes and the Fund managed its sector exposures more actively than in prior periods. Specifically, the Fund employed short positions in five sectors for brief times at various points in the quarter. With the overall muted U.S. equity market gains, the Fund underperformed slightly over the final quarterly period.

¢	For the 12-month reporting period, the Fund delivered strong absolute returns by actively managing its exposure to the U.S. equity markets using both leverage and shorting as designed, although it lagged the S&P 500® Index return.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded. The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Asset Allocation – Long

The following table presents asset allocations within certain sectors as a percentage of total long investments as of September 30, 2014.
Information Technology	15%
Consumer Staples	15
Materials	14
Financials	14
Industrials	14
Health Care	14
Consumer Discretionary	14

Total	100%

Asset Allocation – Short

The following table presents asset allocations within certain sectors as a percentage of total short investments as of September 30, 2014.
Utilities	51%
Energy	49

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Dynamic AlphaSector® Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	13.30%	5.56%	2.12%	—		—
Class A Shares at POP[3,4]	6.78	4.31	1.51	—		—
Class B Shares at NAV[2]	12.43	4.71	1.34	—		—
Class B Shares with CDSC[4]	8.43	4.55	1.34	—		—
Class C Shares at NAV[2] and with CDSC[4]	12.50	4.76	1.37	—		—
Class I Shares at NAV	13.60	—	—	5.86%		10/1/09
S&P 500® Index	19.73	15.70	8.11	16.30	[5]	—
Dynamic AlphaSector Benchmark Index	19.73	9.26	6.06	9.26	[5]	—

Fund Expense Ratios6: A Shares: 3.06%; B Shares: 3.81%; C Shares: 3.81%; I Shares: 2.81%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter. CDSC charges for B shares decline from 5% to 0% over a six year period.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include 0.39% of dividends on short sales and interest expenses. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

Global Premium AlphaSector® Fund Fund Summary	Ticker Symbols: Class A: VGPAX Class C: VGPCX Class I: VGPIX

¢	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 8.43%, Class C shares returned 7.69%, and Class I shares returned 8.68%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%. MSCI World Index (net), the Fund’s former style-specific index appropriate for comparison, returned 12.20% and MSCI All Country World Index (net), the Fund’s new style-specific benchmark appropriate for comparison returned 11.32%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	The Fund is a global equity portfolio with two component asset class sleeves: U.S. equity and international equity.

¢	In the year ended September 30, 2014, the U.S. equity market performed strongly, as the S&P 500® Index rose 19.73%. International markets were up modestly, with the MSCI World Index, a recognized benchmark for world markets outside the U.S., up 12.20% for the period.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund seeks to provide risk controls for down markets and participation in rising markets. A key feature of the Fund is that each of the two asset class sleeves – U.S. equities and international equities – can move independently to address risk, if the quantitative model that drives the Fund projects a risk of loss.

¢	In bear market conditions, the risk controls are intended to help the Fund outperform the benchmark MSCI World Index. In very strong bull markets, the Fund may be expected to lag the benchmark to a moderate degree. The quantitative model will in some circumstances forego participating in an extreme “up market” period if it is accompanied by a projection of risk.

¢	In its U.S. equity component, the Fund delivered on its mission of active participation in a rising market environment, and returns were slightly behind that of the market.

¢	The focus of the Fund’s strategy on risk management caused the international component of the portfolio to be partially defensively positioned at times during the year, including some use of a cash alternative. As a result, the Fund lagged the benchmark during the period.

¢	The positioning and performance of the international component reflect the Fund’s primary goal of focusing on risk controls. Overall, the Fund participated in U.S. equity markets, while at times maintaining a more defensive stance in international equities, leading to moderate underperformance compared with the benchmark but in keeping with the stated goals of the Fund’s strategy to mitigate volatility.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Consumer Staples	8%
Information Technology	8
Health Care	8
Materials	8
Financials	8
Industrials	8
Consumer Discretionary	8
Other (includes short-term investments)	44

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

21

Global Premium AlphaSector® Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	8.43%	7.58%		3/15/11
Class A Shares at POP[3,4]	2.19	5.80		3/15/11
Class C Shares at NAV[2] and CDSC[4]	7.69	6.82		3/15/11
Class I Shares at NAV	8.68	7.84		3/15/11
S&P 500® Index	19.73	15.35	[5]	—
MSCI AC World Index (Net)	11.32	9.58	[5]	—
MSCI World® Index (net)	12.20	10.92	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.00%, Net 1.75%; C Shares: Gross 2.72%, Net 2.50%; I Shares: Gross 1.75%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds. Class C share ratio reflects distributor’s contractual waiver for 12b-1 fees.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

22

Herzfeld Fund Fund Summary	Ticker Symbols: Class A: VHFAX Class C: VHFCX Class I: VHFIX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation and current income.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 13.21%, Class C shares returned 12.34%, and Class I shares returned 13.54%. For the same period, the MSCI AC World Index (net), a broad-based fixed equity index returned 11.32%, the Barclays U.S. Aggregate Bond Index returned 3.96% and the Herzfeld Composite Index the Fund’s style specific benchmark appropriate for comparison returned 8.42%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Over the Fund’s fiscal year, the domestic stock market continued its multi-year rally while the rest of the world’s equity markets lagged after years of impressive gains. Fixed income also performed well over the period following the initial shock to the interest rate markets after former Fed Chairman Ben Bernanke’s congressional testimony in May 2013 set off the “taper tantrum.” Global fixed income sold off sharply over the following months but found a bottom and rallied for most of 2014. As the Fund invests in closed-end funds which have strategies that incorporate equity, fixed income, or both, the portfolio saw strong performance over the fiscal year.

¢	The steep yield curve and deep discounts in many fixed income closed-end funds provided the perfect environment for strong fixed income gains as the predominantly levered funds were able to borrow at extremely low rates while investing in the long end of the curve at much higher rates. The best performing fixed income closed-end fund categories, municipal bonds and Build America Bonds, averaged returns of 13.26% and 19.92%, respectively, over the period. The rally in rates led to poor performance of senior loan closed-end funds as many funds cut dividends over the period as lower rates hampered their ability to earn their yields. Average total returns of senior loans funds finished the fiscal year unchanged.

¢	The top performing equity closed-end fund sectors were healthcare, MLPs, and infrastructure, which all posted gains above 20%. Strong fundamentals and expected future growth in these sectors helped these funds outperform over the fiscal year. Emerging market equity, commodity, and metal closed-end funds all performed poorly over the period as they were the only closed-end fund sectors to produce negative total returns.

What factors affected the Fund’s performance during its fiscal year?

¢	At the start of our fiscal year, fixed income closed-end funds were coming off one of their largest sell-offs in years. At the start of calendar year 2013, 33% of closed-end funds were trading at premiums, and only 15.4% of funds were trading at substantial discounts (below -10%). By the beginning of the Fund’s fiscal year, only 10.5% of funds were trading at premiums, and 31.7% of funds were trading at substantial discounts. Many of the heavily discounted funds were in the fixed income space as the sharp sell-off that started in May 2013 spooked many income-oriented closed-end fund investors. The Fund was rebalanced to take advantage of the rare wide discounts in fixed income as the closed-end funds were well positioned to take advantage of the steep yield curve and cheap leverage costs.

	12/31/2012	9/30/2013	9/30/2014
Premium	33.7%	10.52%	7.84%
Discount	66.3%	89.15%	91.81%
< -5% Discount	34.4%	70.28%	81.36%
< -10% Discount	15.4%	31.72%	42.68%

¢	The widening premium/discount valuations made it harder as the Fund had to fight against weakening valuations over the fiscal year. As of September 30, 2014, only 7.84% of funds were trading at premiums with 42.68% trading at discounts of -10% or wider.

¢	With approximately three quarters of all closed-end funds utilizing leverage, the low interest rate environment and rallying fixed income provided cheap leverage costs for many closed-end funds over the period. This provided the perfect environment for strong net asset value performance as there were strong gains across almost all asset classes within closed-end funds.

¢	Even with discounts near long-term historical lows to start the Fund’s fiscal year, closed-end fund discounts widened further over the period from -6.72% to -7.80%. Many funds, especially municipal bond, senior loan, and Master Limited Partnership (“MLP”) funds, had total returns that greatly underperformed their net asset value returns by as much as 5.80 percentage points, making it more difficult for the Fund to outperform as it was overweight MLPs and had positions in municipal and senior loan funds.

¢	Due to persistent large discounts in closed end funds, there has been a substantial pickup in shareholder activism and corporate actions by proactive boards, however it remains lower than we were expecting when we began the year. Funds that have continued to trade at double-digit discounts for more than a year have been the most targeted by activist shareholders. As a result, tender offers, managed distributions, share buybacks, and other discount narrowing techniques have been proactively and reactively administered by numerous funds over the fiscal year. This is expected to continue as significant discounts still persist for many closed-end funds.

¢	The Fund took advantage of multiple tender offers, mergers, and a few rights offerings over the period. Many of the tender offers and mergers were for Nuveen’s family of funds. TIAA-CREF’s purchase of Nuveen Asset Management and their 100+ closed-end funds forced the manager to receive shareholder approval for change in ownership for each of its funds. As a result, many activists flocked to these funds to put pressure on the boards to enact more shareholder-friendly policies and actions. Nuveen responded by merging numerous funds, reorganizing strategies, lowering fund management fees, and announcing tender offers for many of their funds.

¢	The Fund added its first closed-end fund preferred shares in 2014. At the end of its fiscal year, the Fund invested 7.20% of its assets in preferreds. With coupons of 7.50% and higher, they outperformed our fixed broad index and provided solid monthly distributions for the Fund, boosting the distribution rate. The preferreds are even more

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

23

Herzfeld Fund (Continued)

attractive now after the bond rally as they are still providing a yield-to-worst above 8% with the added benefit of strong coverage ratio protections which the underlying funds must adhere to.

¢	The Fund enters the fourth quarter of 2014 with 14% cash, up from 9% the prior year, and less exposure to premium/discount volatility as the Fund now owns 7.2% preferred shares which it did not have any exposure to in 2013. The Fund is better positioned at the end of the fiscal year than the prior fiscal year to take advantage of sell-offs in the closed-end fund market that typically appear over the last quarter of each calendar year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Equity Funds	33%
Fixed Income Funds	20
International Equity Funds	13
Preferred Stock	7
Convertible Funds	5
International Fixed Income Funds	4
Municipal Bond Funds	3
Other (includes short-term investments)	15

Total	100%

Closed-end funds may trade at a discount from their net asset values, which may affect whether the Fund will realize gains or losses. They may also employ leverage, which may increase volatility. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s). For additional information on these and other risk considerations, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

24

Herzfeld Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	13.21%	9.86%		9/5/12
Class A Shares at POP[3,4]	6.70	6.76		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	12.34	9.08		9/5/12
Class I Shares at NAV[2]	13.54	10.17		9/5/12
MSCI AC World Index (net)	11.32	15.96	[5]	—
Barclays U.S. Aggregate Bond Index	3.96	1.16	[5]	—
Herzfeld Composite Index	8.42	9.91	[5]	—
Fund Expense Ratios6: A Shares: Gross 4.26%, Net 1.60%; C Shares: Gross 5.01%, Net 2.35%; I Shares: Gross 4.01%, Net 1.35%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Effective February 1, 2014, the waiver is voluntary and may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

25

Premium AlphaSector® Fund Fund Summary	Ticker Symbols: Class A: VAPAX Class C: VAPCX Class I: VAPIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 15.31%, Class C shares returned 14.48%, and Class I shares returned 15.61%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	In the year ended September 30, 2014, the U.S. equity market performed strongly, as the S&P 500® Index rose 19.73%.

¢	U.S. equity market performance was strongest during the fourth quarter of 2013, with the S&P 500® Index up 10.51%. Performance was more modest during the first and third quarters of 2014, at 1.81% and 1.13%, respectively. Second quarter performance was also quite strong at 5.23%.

¢	Viewing the U.S. equity markets by sector, the overall picture is positive. In the fiscal period, the healthcare, technology, and materials sectors outperformed the broader S&P 500® Index benchmark. Consumer staples, consumer discretionary, financials, energy, industrials, and utilities underperformed the S&P 500® Index, but were positive overall.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund’s objective seeks to help meet the real needs of individual investors by participating in rising markets while placing an emphasis on preserving capital during severe and extended market declines.

¢	The Fund has an investment objective of long-term capital appreciation and strives to outperform the benchmark S&P 500® Index over market cycles while also seeking to deliver lower volatility, low beta, and low correlation.
¢	In bear market conditions, the risk controls are intended to help the Fund outperform the benchmark. In strong bull markets, the Fund may be expected to lag the benchmark to a moderate degree.

¢	During the fiscal year, the Fund performed as expected. The U.S. equity market was positive, and the Fund was invested in U.S. equities throughout the period. The Fund performed in line with the S&P 500® Index over the course of the Fund’s fiscal year ended September 30, 2014, although it slightly lagged the benchmark during the third quarter.

¢	The quantitative model that drives the Fund does an independent assessment of each of the nine equity sectors of the S&P 500® Index. During the period, individual sectors in the portfolio were turned “on” or “off,” but the Fund as a whole remained 100% invested in U.S. equities. There were no periods in which extreme or widespread risk caused the Fund to take a position in cash equivalents.

¢	The net result for the period is that the Fund delivered on expectations, providing participation in a rising U.S. equity market.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Consumer Staples	14%
Health Care	14
Industrials	14
Financials	14
Materials	14
Consumer Discretionary	14
Information Technology	13
Telecommunication Services	2
Other (includes short-term investments and securities lending collateral)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

26

Premium AlphaSector® Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	15.31%	15.30%		7/1/10
Class A Shares at POP[3,4]	8.68	13.70		7/1/10
Class C Shares at NAV[2] and CDSC[4]	14.48	14.44		7/1/10
Class I Shares at NAV	15.61	15.56		7/1/10
S&P 500® Index	19.73	19.08	[5]	—

Fund Expense Ratios6: A Shares: 1.62%; C Shares: 2.37%; I Shares: 1.37%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on July 1, 2010 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

27

VIRTUS ALLOCATOR PREMIUM ALPHASECTOR® FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS(2)—93.1%
Consumer Discretionary Select Sector SPDR Fund	611,700	$40,794
Consumer Staples Select Sector SPDR Fund	921,830	41,584
Financial Select Sector SPDR Fund	1,772,640	41,072
Health Care Select Sector SPDR Fund	645,930	41,281
Industrial Select Sector SPDR Fund	770,220	40,937
iShares Barclays 7-10 Year Treasury Bond Fund	593,770	61,526
iShares Barclays MBS Bond Fund	566,670	61,263
iShares iBoxx $ High Yield Corporate Bond Fund	655,700	60,292
iShares MSCI Canada Index Fund	754,457	23,162
iShares MSCI Emerging Markets Index Fund	1,092,690	45,412
iShares MSCI EMU Index Fund	1,240,350	47,753
iShares MSCI Pacific Ex-Japan Index Fund	477,950	22,019
iShares MSCI Switzerland Index Fund Capped	734,990	23,895
iShares MSCI United Kingdom Index Fund	1,204,030	23,334
Materials Select Sector SPDR Fund	830,890	41,204
SPDR S&P 500® ETF Trust Series 1	409,180	80,617
Technology Select Sector SPDR Fund	1,038,430	41,444
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $714,533)		737,589
TOTAL LONG-TERM INVESTMENTS—93.1%
(Identified Cost $714,533)		737,589

	SHARES	VALUE
SHORT-TERM INVESTMENTS—7.5%

Money Market Mutual Funds—7.5%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.080%)	59,158,291	$59,158
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $59,158)		59,158
TOTAL INVESTMENTS—100.6%
(Identified Cost $773,691)		796,747	(1)
Other assets and liabilities, net—(0.6)%		(4,403)

NET ASSETS—100.0%		$792,344

Abbreviations:

ETF	Exchange-Traded Fund
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$737,589	$737,589
Short-Term Invest ments	59,158	59,158

Total Investments	$796,747	$796,747

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

28

VIRTUS ALPHASECTOR® ROTATION FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—100.4%

Consumer Discretionary—12.4%
Amazon.com, Inc.(2)	21,290	$6,865
AutoNation, Inc.(2)	4,400	221
AutoZone, Inc.(2)	1,850	943
Bed Bath & Beyond, Inc.(2)	11,300	744
Best Buy Co., Inc.	16,310	548
BorgWarner, Inc.	12,820	674
Cablevision Systems Corp. Class A	12,350	216
CarMax, Inc.(2)	12,320	572
Carnival Corp.	25,310	1,017
CBS Corp. Class B	27,340	1,463
Chipotle Mexican Grill, Inc.(2)	1,740	1,160
Coach, Inc.	15,320	546
Comcast Corp. Class A	145,020	7,799
Darden Restaurants, Inc.	7,350	378
Delphi Automotive plc	16,840	1,033
DIRECTV Class A(2)	28,230	2,442
Discovery Communications, Inc.(2)	15,360	573
Discovery Communications, Inc. Class A(2)	8,320	315
Dollar General Corp.(2)	17,070	1,043
Dollar Tree, Inc.(2)	11,610	651
Expedia, Inc.	5,700	499
Family Dollar Stores, Inc.	5,400	417
Ford Motor Co.	217,340	3,214
Fossil Group, Inc.(2)	2,650	249
GameStop Corp. Class A	6,340	261
Gannett Co., Inc.	12,740	378
Gap, Inc. (The)	15,400	642
Garmin Ltd.	6,780	353
General Motors Co.	75,530	2,412
Genuine Parts Co.	8,590	753
Goodyear Tire & Rubber Co. (The)	15,370	347
H&R Block, Inc.	15,420	478
Harley-Davidson, Inc.	12,170	708
Harman International Industries, Inc.	3,780	371
Hasbro, Inc.	6,350	349
Home Depot, Inc. (The)	75,420	6,919
Horton (D.R.), Inc.	17,900	367
Interpublic Group of Cos., Inc. (The)	23,630	433
Johnson Controls, Inc.	37,320	1,642
Kohl’s Corp.	11,500	702
L Brands, Inc.	13,720	919
Leggett & Platt, Inc.	7,680	268
Lennar Corp. Class A	9,810	381
Lowe’s Cos., Inc.	55,310	2,927
Macy’s, Inc.	19,850	1,155
Marriott International, Inc.	12,240	856
Mattel, Inc.	19,010	583
McDonald’s Corp.	55,020	5,216
Michael Kors Holdings Ltd.(2)	11,540	824
Mohawk Industries, Inc.(2)	3,430	462
Netflix, Inc.(2)	3,390	1,530
Newell Rubbermaid, Inc.	15,270	525
News Corp. Class A(2)	27,810	455
NIKE, Inc. Class B	39,190	3,496
Nordstrom, Inc.	7,840	536
O’Reilly Automotive, Inc.(2)	5,890	886

	SHARES	VALUE
Consumer Discretionary—continued
Omnicom Group, Inc.	14,350	$988
PetSmart, Inc.	5,580	391
Phillips-Van Heusen Corp.	4,620	560
Priceline Group, Inc. (The)(2)	2,980	3,453
PulteGroup, Inc.	18,850	333
Ralph Lauren Corp.	3,410	562
Ross Stores, Inc.	11,870	897
Scripps Networks Interactive, Inc. Class A	5,970	466
Staples, Inc.	36,330	440
Starbucks Corp.	42,090	3,176
Starwood Hotels & Resorts Worldwide, Inc.	10,650	886
Target Corp.	35,510	2,226
Tiffany & Co.	6,240	601
Time Warner Cable, Inc.	15,660	2,247
Time Warner, Inc.	47,910	3,603
TJX Cos., Inc.	38,830	2,298
Tractor Supply Co.	7,780	479
TripAdvisor, Inc.(2)	6,250	571
Twenty-First Century Fox, Inc. Class A	104,930	3,598
Under Armour, Inc. Class A(2)	9,350	646
Urban Outfitters, Inc.(2)	5,840	214
VF Corp.	19,360	1,278
Viacom, Inc. Class B	21,400	1,647
Walt Disney Co. (The)	88,210	7,853
Whirlpool Corp.	4,340	632
Wyndham Worldwide Corp.	7,060	574
Wynn Resorts Ltd.	4,550	851
Yum! Brands, Inc.	24,710	1,779

		114,965

Consumer Staples—12.7%
Altria Group, Inc.	125,350	5,759
Archer-Daniels-Midland Co.(The)	49,100	2,509
Avon Products, Inc.	37,960	478
Brown-Forman Corp. Class B	13,060	1,178
Campbell Soup Co.	16,080	687
Clorox Co. (The)	10,540	1,012
Coca-Cola Co. (The)	275,960	11,772
Coca-Cola Enterprises, Inc.	19,170	850
Colgate-Palmolive Co.	62,090	4,050
ConAgra Foods, Inc.	34,100	1,127
Constellation Brands, Inc. Class A(2)	17,730	1,545
Costco Wholesale Corp.	31,940	4,003
CVS Caremark Corp.	83,270	6,628
Dr. Pepper Snapple Group, Inc.	16,170	1,040
Estee Lauder Cos., Inc. (The) Class A	17,950	1,341
General Mills, Inc.	45,490	2,295
Hershey Co. (The)	12,110	1,156
Hormel Foods Corp.	13,320	685
J.M. Smucker Co. (The)	8,690	860
Kellogg Co.	20,270	1,249
Keurig Green Mountain, Inc.	8,540	1,111
Kimberly-Clark Corp.	27,740	2,984
Kraft Foods Group, Inc.	41,240	2,326
Kroger Co. (The)	38,760	2,016
Lorillard, Inc.	27,790	1,665
McCormick & Co., Inc.	11,090	742
Mead Johnson Nutrition Co.	15,520	1,493

	SHARES	VALUE
Consumer Staples—continued
Molson Coors Brewing Co. Class B	14,070	$1,047
Mondelez International, Inc.	110,720	3,794
Monster Beverage Corp.(2)	11,630	1,066
PepsiCo, Inc.	60,350	5,618
Philip Morris International, Inc.	109,210	9,108
Procter & Gamble Co. (The)	189,290	15,851
Reynolds American, Inc.	24,310	1,434
Safeway, Inc.	22,330	766
SYSCO Corp.	44,710	1,697
Tyson Foods, Inc. Class A	27,080	1,066
Wal-Mart Stores, Inc.	110,480	8,448
Walgreen Co.	65,580	3,887
Whole Foods Market, Inc.	28,310	1,079

		117,422

Energy—12.4%
Anadarko Petroleum Corp.	38,090	3,864
Apache Corp.	28,590	2,684
Baker Hughes, Inc.	37,270	2,425
Cabot Oil & Gas Corp.	58,500	1,912
Cameron International Corp.(2)	21,090	1,400
Chesapeake Energy Corp.	44,690	1,027
Chevron Corp.	125,370	14,959
Cimarex Energy Co.	5,640	714
ConocoPhillips	58,740	4,495
CONSOL Energy, Inc.	23,890	905
Denbury Resources, Inc.	45,840	689
Devon Energy Corp.	28,790	1,963
Diamond Offshore Drilling, Inc.(3)	6,920	237
Ensco plc Class A	15,150	626
EOG Resources, Inc.	43,160	4,274
EQT Corp.	9,820	899
Exxon Mobil Corp.	186,050	17,498
FMC Technologies, Inc.(2)	27,370	1,486
Halliburton Co.	65,840	4,247
Helmerich & Payne, Inc.	7,020	687
Hess Corp.	21,080	1,988
Kinder Morgan, Inc.(3)	42,520	1,630
Marathon Oil Corp.	51,200	1,925
Marathon Petroleum Corp.	18,370	1,555
Murphy Oil Corp.	14,690	836
Nabors Industries Ltd.	34,320	781
National Oilwell Varco, Inc.	35,290	2,686
Newfield Exploration Co.(2)	8,860	328
Noble Corp. plc	16,490	366
Noble Energy, Inc.	31,730	2,169
Occidental Petroleum Corp.	44,000	4,231
ONEOK, Inc.	13,490	884
Phillips 66	36,130	2,938
Pioneer Natural Resources Co.	21,030	4,142
QEP Resources, Inc.	10,810	333
Range Resources Corp.	17,170	1,164
Schlumberger Ltd.	87,470	8,895
Southwestern Energy Co.(2)	29,280	1,023
Spectra Energy Corp.	58,220	2,286
Tesoro Corp.	26,150	1,595
Transocean Ltd.(3)	22,070	706
Valero Energy Corp.	47,660	2,205
Williams Cos., Inc. (The)	61,360	3,396

		115,053

See Notes to Financial Statements

29

VIRTUS ALPHASECTOR® ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
Financials—12.6%
ACE Ltd.	13,820	$1,449
Affiliated Managers Group, Inc.(2)	2,310	463
Aflac, Inc.	18,550	1,080
Allstate Corp. (The)	17,730	1,088
American Express Co.	36,550	3,200
American International Group, Inc.	57,950	3,130
American Tower Corp.	16,270	1,523
Ameriprise Financial, Inc.	7,770	959
AON plc	11,830	1,037
Apartment Investment & Management Co. Class A	5,910	188
Assurant, Inc.	2,980	192
AvalonBay Communities, Inc.	5,340	753
Bank of America Corp.	427,050	7,281
Bank of New York Mellon Corp. (The)	45,950	1,780
BB&T Corp.	29,530	1,099
Berkshire Hathaway, Inc. Class B(2)	74,040	10,228
BlackRock, Inc.	5,110	1,678
Boston Properties, Inc.	6,270	726
Capital One Financial Corp.	22,860	1,866
CBRE Group, Inc.(2)	11,590	345
Charles Schwab Corp. (The)	46,580	1,369
Chubb Corp. (The)	9,790	892
Cincinnati Financial Corp.	6,030	284
Citigroup, Inc.	123,120	6,380
CME Group, Inc.	12,970	1,037
Comerica, Inc.	7,330	365
Crown Castle International Corp.	13,540	1,090
Discover Financial Services	18,810	1,211
E*Trade Financial Corp.(2)	11,770	266
Equity Residential	14,740	908
Essex Property Trust, Inc.	2,580	461
Fifth Third Bancorp	34,430	689
Franklin Resources, Inc.	16,050	876
General Growth Properties, Inc.	25,560	602
Genworth Financial, Inc. Class A(2)	20,170	264
Goldman Sachs Group, Inc. (The)	16,690	3,064
Hartford Financial Services Group, Inc. (The)	18,490	689
HCP, Inc.	18,810	747
Health Care REIT, Inc.	13,090	816
Host Hotels & Resorts, Inc.	30,830	658
Hudson City Bancorp, Inc.	19,710	192
Huntington Bancshares, Inc.	33,280	324
IntercontinentalExchange Group, Inc.	4,620	901
Invesco Ltd.	17,790	702
JPMorgan Chase & Co.	152,750	9,202
KeyCorp	36,080	481
Kimco Realty Corp.	16,780	368
Legg Mason, Inc.	4,300	220
Leucadia National Corp.	13,210	315
Lincoln National Corp.	10,630	570
Loews Corp.	12,430	518
M&T Bank Corp.	5,340	658
Macerich Co. (The)	5,690	363
Marsh & McLennan Cos., Inc.	22,440	1,174
McGraw-Hill Cos., Inc. (The)	11,030	931

	SHARES	VALUE
Financials—continued
MetLife, Inc.	45,670	$2,453
Moody’s Corp.	7,750	732
Morgan Stanley	62,190	2,150
NASDAQ OMX Group, Inc. (The)	4,730	201
Navient Corp.	17,260	306
Northern Trust Corp.	9,040	615
People’s United Financial, Inc.	12,710	184
Plum Creek Timber Co., Inc.	7,240	282
PNC Financial Services Group, Inc. (The)	21,930	1,877
Principal Financial Group, Inc.	11,230	589
Progressive Corp. (The)	22,390	566
Prologis, Inc.	20,400	769
Prudential Financial, Inc.	18,740	1,648
Public Storage	5,980	992
Regions Financial Corp.	55,870	561
Simon Property Group, Inc.	12,750	2,096
State Street Corp.	17,250	1,270
SunTrust Banks, Inc.	21,890	832
T. Rowe Price Group, Inc.	10,670	836
Torchmark Corp.	5,310	278
Travelers Cos., Inc. (The)	13,810	1,297
U.S. Bancorp	73,180	3,061
Unum Group	10,580	364
Ventas, Inc.	12,070	748
Vornado Realty Trust	7,190	719
Wells Fargo & Co.	192,920	10,007
Weyerhaeuser Co.	21,550	687
XL Group plc	10,900	362
Zions Bancorp	8,200	238

		116,372

Health Care—12.7%
Abbott Laboratories	61,080	2,540
AbbVie, Inc.	76,270	4,405
Actavis plc(2)	13,400	3,233
Aetna, Inc.	17,510	1,418
Agilent Technologies, Inc.	16,340	931
Alexion Pharmaceuticals, Inc.(2)	9,570	1,587
Allergan, Inc.	14,500	2,584
AmerisourceBergen Corp.	10,640	822
Amgen, Inc.	36,400	5,113
Bard (C.R.), Inc.	3,930	561
Baxter International, Inc.	26,420	1,896
Becton, Dickinson & Co.	9,470	1,078
Biogen Idec, Inc.(2)	11,600	3,837
Boston Scientific Corp.(2)	64,130	757
Bristol-Myers Squibb Co.	79,850	4,087
Cardinal Health, Inc.	16,340	1,224
CareFusion Corp.(2)	10,170	460
Celgene Corp.(2)	38,306	3,631
Cerner Corp.(2)	14,280	851
CIGNA Corp.	13,120	1,190
Covidien plc	21,710	1,878
DaVita, Inc.(2)	8,260	604
DENTSPLY International, Inc.	6,810	311
Edwards Lifesciences Corp.(2)	5,140	525
Eli Lilly & Co.	47,120	3,056
Express Scripts Holding Co.(2)	37,610	2,656
Gilead Sciences, Inc.(2)	72,620	7,730
Hospira, Inc.(2)	8,210	427
Humana, Inc.	8,130	1,059
Intuitive Surgical, Inc.(2)	1,750	808

	SHARES	VALUE
Health Care—continued
Johnson & Johnson	135,140	$14,405
Laboratory Corp. of America Holdings(2)	4,150	422
Mallinckrodt plc(2)	5,420	489
McKesson Corp.	11,570	2,252
Medtronic, Inc.	47,160	2,922
Merck & Co., Inc.	138,230	8,194
Mylan, Inc.(2)	18,290	832
Patterson Cos., Inc.	4,100	170
PerkinElmer, Inc.	5,520	241
Perrigo Co. plc	6,470	972
Pfizer, Inc.	303,940	8,988
Quest Diagnostics, Inc.	7,200	437
Regeneron Pharmaceuticals, Inc.(2)	3,550	1,280
St. Jude Medical, Inc.	14,150	851
Stryker Corp.	14,640	1,182
Tenet Healthcare Corp.(2)	4,910	292
Thermo Fisher Scientific, Inc.	19,170	2,333
UnitedHealth Group, Inc.	46,650	4,024
Universal Health Services, Inc. Class B	4,320	451
Varian Medical Systems, Inc.(2)	5,130	411
Vertex Pharmaceuticals, Inc.(2)	11,450	1,286
Waters Corp.(2)	4,160	412
WellPoint, Inc.	13,530	1,618
Zimmer Holdings, Inc.	8,260	831
Zoetis, Inc.	24,090	890

		117,444

Industrials—12.6%
3M Co.	40,930	5,799
ADT Corp. (The)	10,700	379
Allegion plc	5,576	266
Ametek, Inc.	14,920	749
Avery Dennison Corp.	19,520	872
Boeing Co. (The)	43,120	5,493
Caterpillar, Inc.	41,250	4,085
Cintas Corp.	7,340	518
CSX Corp.	73,250	2,348
Cummins, Inc.	19,350	2,554
Danaher Corp.	42,170	3,204
Deere & Co.	24,400	2,000
Delta Air Lines, Inc.	51,450	1,860
Dover Corp.	12,210	981
Dun & Bradstreet Corp.	2,250	264
Eaton Corp. plc	35,360	2,241
Emerson Electric Co.	45,060	2,820
Equifax, Inc.	9,990	747
Expeditors International of Washington, Inc.	11,900	483
Fastenal Co.	16,670	748
FedEx Corp.	17,350	2,801
Flowserve Corp.	8,340	588
Fluor Corp.	14,090	941
General Dynamics Corp.	21,050	2,675
General Electric Co.	457,640	11,725
Grainger (W.W.), Inc.	4,830	1,215
Honeywell International, Inc.	50,860	4,736
Illinois Tool Works, Inc.	23,640	1,996
Ingersoll-Rand plc	16,310	919
Iron Mountain, Inc.	7,250	237
Jacobs Engineering Group, Inc.(2)	7,980	390

See Notes to Financial Statements

30

VIRTUS ALPHASECTOR® ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
Industrials—continued
Joy Global, Inc.	6,090	$332
Kansas City Southern	6,790	823
L-3 Communications Holdings, Inc.	5,230	622
Lockheed Martin Corp.	17,280	3,158
Masco Corp.	24,080	576
Nielsen Holdings NV	18,530	821
Norfolk Southern Corp.	22,150	2,472
Northrop Grumman Corp.	13,690	1,804
PACCAR, Inc.	25,060	1,425
Pall Corp.	9,540	798
Parker Hannifin Corp.	11,470	1,309
Pentair plc	11,890	779
Pitney Bowes, Inc.	14,150	354
Precision Castparts Corp.	8,750	2,073
Quanta Services, Inc.(2)	13,120	476
Raytheon Co.	20,730	2,107
Republic Services, Inc.	15,390	600
Robert Half International, Inc.	11,800	578
Robinson (C.H.) Worldwide, Inc.	9,040	599
Rockwell Automation, Inc.	10,930	1,201
Rockwell Collins, Inc.	10,650	836
Roper Industries, Inc.	6,110	894
Ryder System, Inc.	5,920	533
Snap-On, Inc.	3,560	431
Southwest Airlines Co.	45,650	1,542
Stanley Black & Decker, Inc.	9,480	842
Stericycle, Inc.(2)	5,140	599
Textron, Inc.	21,380	769
Tyco International Ltd.	27,040	1,205
Union Pacific Corp.	60,170	6,524
United Parcel Service, Inc. Class B	44,110	4,336
United Rentals, Inc.(2)	5,850	650
United Technologies Corp.	54,450	5,750
Waste Management, Inc.	28,670	1,363
Xylem, Inc.	11,240	399

		116,214

Information Technology—11.2%
Accenture plc Class A	19,090	1,552
Adobe Systems, Inc.(2)	14,690	1,016
Akamai Technologies, Inc.(2)	6,170	369
Alliance Data Systems Corp.(2)	1,640	407
Altera Corp.	10,310	369
Amphenol Corp. Class A	5,120	511
Analog Devices, Inc.	10,170	503
Apple, Inc.	179,090	18,043
Applied Materials, Inc.	37,550	812
Autodesk, Inc.(2)	7,610	419
Automatic Data Processing, Inc.	14,910	1,239
Avago Technologies Ltd.	7,550	657
Broadcom Corp. Class A	16,710	675
CA, Inc.	10,140	283
Cisco Systems, Inc.	153,330	3,859
Citrix Systems, Inc.(2)	5,350	382
Cognizant Technology Solutions Corp. Class A(2)	19,180	859
Computer Sciences Corp.	4,720	289
Corning, Inc.	40,360	781
eBay, Inc.(2)	34,370	1,946
Electronic Arts, Inc.(2)	10,150	361
EMC Corp.	62,020	1,815

	SHARES	VALUE
Information Technology—continued
F5 Networks, Inc.(2)	2,350	$279
Facebook, Inc. Class A(2)	58,320	4,610
Fidelity National Information Services, Inc.	9,580	539
First Solar, Inc.(2)	2,110	139
Fiserv, Inc.(2)	8,020	518
FLIR Systems, Inc.	4,830	151
Google, Inc. Class A(2)	8,540	5,025
Google, Inc. Class C(2)	8,540	4,931
Harris Corp.	3,580	238
Hewlett-Packard Co.	46,690	1,656
Intel Corp.	126,270	4,397
International Business Machines Corp.	27,730	5,264
Intuit, Inc.	9,050	793
Jabil Circuit, Inc.	7,000	141
Juniper Networks, Inc.	12,440	276
KLA-Tencor Corp.	5,310	418
Lam Research Corp.	4,880	365
Linear Technology Corp.	7,820	347
MasterCard, Inc. Class A	30,210	2,233
Microchip Technology, Inc.	6,650	314
Micron Technology, Inc.(2)	34,100	1,168
Microsoft Corp.	246,450	11,425
Motorola Solutions, Inc.	7,040	446
NetApp, Inc.	10,530	452
NVIDIA Corp.	16,320	301
Oracle Corp.	97,810	3,744
Paychex, Inc.	10,250	453
QUALCOMM, Inc.	50,430	3,771
Red Hat, Inc.(2)	6,140	345
Salesforce.com, Inc.(2)	18,350	1,056
SanDisk Corp.	7,430	728
Seagate Technology plc	9,980	572
Symantec Corp.	21,400	503
TE Connectivity Ltd.	12,280	679
Teradata Corp.(2)	5,300	222
Texas Instruments, Inc.	32,420	1,546
Total System Services, Inc.	5,810	180
VeriSign, Inc.(2)	3,720	205
Visa, Inc. Class A	14,770	3,152
Western Digital Corp.	6,970	678
Western Union Co. (The)	16,840	270
Xerox Corp.	34,920	462
Xilinx, Inc.	8,810	373
Yahoo!, Inc.(2)	28,360	1,156

		103,668

Materials—12.4%
Air Products & Chemicals, Inc.	37,240	4,848
Airgas, Inc.	13,580	1,503
Alcoa, Inc.	230,290	3,705
Allegheny Technologies, Inc.	22,590	838
Ball Corp.	27,790	1,758
Bemis Co., Inc.	20,940	796
CF Industries Holdings, Inc.	9,840	2,748
Dow Chemical Co. (The)	214,920	11,270
Du Pont (E.I.) de Nemours & Co.	175,240	12,575
Eastman Chemical Co.	29,500	2,386
Ecolab, Inc.	51,630	5,929
FMC Corp.	26,510	1,516
Freeport-McMoRan Copper & Gold, Inc.	150,460	4,912

	SHARES	VALUE
Materials—continued
International Flavors & Fragrances, Inc.	16,320	$1,565
International Paper Co.	82,730	3,950
LyondellBasell Industries N.V. Class A	81,420	8,847
Martin Marietta Materials, Inc.	11,820	1,524
MeadWestvaco Corp.	33,970	1,391
Monsanto Co.	100,450	11,302
Mosaic Co. (The)	62,220	2,763
Newmont Mining Corp.	98,500	2,270
Nucor Corp.	62,560	3,396
Owens-Illinois, Inc.(2)	33,600	875
PPG Industries, Inc.	26,740	5,261
Praxair, Inc.	55,910	7,212
Sealed Air Corp.	42,980	1,499
Sherwin-Williams Co. (The)	16,360	3,583
Sigma-Aldrich Corp.	23,600	3,210
Vulcan Materials Co.	26,030	1,568

		115,000

Telecommunication Services—1.4%
AT&T, Inc.	155,100	5,466
CenturyLink, Inc.	17,980	735
Frontier Communications Corp.	35,770	233
Verizon Communications, Inc.	124,890	6,243
Windstream Holdings, Inc.	20,240	218

		12,895
TOTAL COMMON STOCKS (Identified Cost $792,965)		929,033
TOTAL LONG-TERM INVESTMENTS—100.4%
(Identified Cost $792,965)		929,033

SECURITIES LENDING COLLATERAL—0.2%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.060%)(4)	1,938,510	1,939
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $1,939)		1,939
TOTAL INVESTMENTS—100.6% (Identified Cost $794,904)		930,972	(1)
Other assets and liabilities, net—(0.6)%		(5,094)

NET ASSETS—100.0%		$925,878

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

31

VIRTUS ALPHASECTOR® ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$929,033	$929,033
Securities Lending Collateral	1,939	1,939

Total Investments	$930,972	$930,972

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

32

VIRTUS ALTERNATIVES DIVERSIFIER FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
AFFILIATED MUTUAL FUNDS(3)—70.2%

Equity Funds—60.9%
Virtus Global Commodities Stock Fund Class I(2)	1,754,619	$14,721
Virtus Global Dividend Fund Class I	1,596,057	24,548
Virtus Global Real Estate Securities Fund Class I	417,772	10,582
Virtus International Real Estate Securities Fund Class I	1,856,475	13,051
Virtus Real Estate Securities Class I	362,125	13,261

		76,163

Fixed Income Funds—9.3%
Virtus Senior Floating Rate Fund Class I	1,195,297	11,606
TOTAL AFFILIATED MUTUAL FUNDS (Identified Cost $69,405)		87,769

EXCHANGE-TRADED FUNDS(3)—29.0%
Market Vectors Agribusiness	40,950	2,166
Market Vectors Coal	163,400	2,796
PowerShares DB Commodity Index Tracking Fund(2)	491,000	11,401
PowerShares DB G10 Currency Harvest Fund(2)	582,150	14,961
WisdomTree Managed Futures Strategy Fund	113,700	4,957
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $34,520)		36,281
TOTAL LONG-TERM INVESTMENTS—99.2%
(Identified Cost $103,925)		124,050

SHARES		VALUE
SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Funds—0.9%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	1,069,616	$1,070
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,070)		1,070
TOTAL INVESTMENTS—100.1% (Identified Cost $104,995)		125,120	(1)
Other assets and liabilities, net—(0.1)%		(90)

NET ASSETS—100.0%		$125,030

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of

September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Affiliated Mutual Funds	$87,769	$87,769
Exchange-Traded Funds	36,281	36,281
Short-Term Investments	1,070	1,070

Total Investments	$125,120	$125,120

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

33

VIRTUS DISCIPLINED EQUITY STYLE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS(2)—98.8%
iShares Russell 1000® Growth Index Fund	7,530	$690
iShares Russell 2000® Growth Index Fund	4,930	639
iShares Russell Midcap® Growth Index Fund	7,640	675
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $2,041)		2,004
TOTAL LONG-TERM INVESTMENTS—98.8%
(Identified Cost $2,041)		2,004

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Funds—0.9%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.080%)	18,909	$19
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $19)		19
TOTAL INVESTMENTS—99.7% (Identified Cost $2,060)		2,023	(1)
Other assets and liabilities, net—0.3%		6

NET ASSETS—100.0%		$2,029

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$2,004	$2,004
Short-Term Invest ments	19	19

Total Investments	$2,023	$2,023

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

34

VIRTUS DISCIPLINED SELECT BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS(2)—98.3%
iShares Barclays 7-10 Year Treasury Bond Fund	1,650	$171
iShares Barclays Treasury Inflation Protected Securities Bond Fund	4,560	510
iShares Lehman 1-3 Year Treasury Bond Fund	2,020	171
iShares Lehman 20+ Year Treasury Bond Fund	1,470	171
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,025)		1,023
TOTAL LONG-TERM INVESTMENTS—98.3%
(Identified Cost $1,025)		1,023

SHORT-TERM INVESTMENTS—1.4%

Money Market Mutual Funds—1.4%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.080%)	14,870	15
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $15)		15
TOTAL INVESTMENTS—99.7% (Identified Cost $1,040)		1,038	(1)
Other assets and liabilities, net—0.3%		4

NET ASSETS—100.0%		$1,042

Abbreviations:

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$1,023	$1,023
Short-Term Invest ments	15	15

Total Investments	$1,038	$1,038

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

35

VIRTUS DISCIPLINED SELECT COUNTRY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS(2)—97.1%
iShares MSCI France Index Fund	9,800	$260
iShares MSCI Hong Kong Index Fund	1,890	38
iShares MSCI Japan Index Fund	25,700	302
iShares MSCI Singapore Index Fund	20,990	280
iShares MSCI Switzerland Index Fund Capped	8,020	261
iShares MSCI United Kingdom Index Fund	13,350	260
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,373)		1,401
TOTAL LONG-TERM INVESTMENTS—97.1%
(Identified Cost $1,373)		1,401

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.1%

Money Market Mutual Funds—1.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.080%)	15,737	$16
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $16)		16
TOTAL INVESTMENTS—98.2%
(Identified Cost $1,389)		1,417	(1)
Other assets and liabilities, net—1.8%		25

NET ASSETS—100.0%		$1,442

Abbreviations:

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of

September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$1,401	$1,401
Short-Term Invest ments	16	16

Total Investments	$1,417	$1,417

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

36

VIRTUS DYNAMIC ALPHASECTOR® FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS(6)—126.4%
Consumer Discretionary Select Sector SPDR Fund(4)	7,296,400	$486,597
Consumer Staples Select Sector SPDR Fund(4)	10,936,800	493,359
Financial Select Sector SPDR Fund	21,184,100	490,836
Health Care Select Sector SPDR Fund(4)	7,657,500	489,391
Industrial Select Sector SPDR Fund(4)	9,212,600	489,650
Materials Select Sector SPDR Fund(4)	9,911,100	491,491
Technology Select Sector SPDR Fund(4)	12,422,400	495,778
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $3,170,681)		3,437,102	(5)
TOTAL LONG-TERM INVESTMENTS—126.4%
(Identified Cost $3,170,681)		3,437,102	(2)

SHORT-TERM INVESTMENTS—0.0%

Money Market Mutual Funds—0.0%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	332	—	(3)
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $—(3))		—	(3)
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—126.4%
(Identified Cost $3,170,681)		3,437,102	(1)

	SHARES	VALUE
SECURITIES SOLD SHORT—(11.3)%

EXCHANGE-TRADED FUNDS SOLD SHORT—(11.3)%
Energy Select Sector SPDR Fund	1,666,400	$(151,009)
Utilities Select Sector SPDR Fund	3,739,000	(157,375)
TOTAL SECURITIES SOLD SHORT—(11.3)% (Proceeds ($302,572))		(308,384)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—115.1%
(Identified Cost $2,868,109)		3,128,718
Other assets and liabilities, net—(15.1)%		(410,524)

NET ASSETS—100.0%		$2,718,194

Abbreviations:

SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All or a portion have been segregated as collateral for securities sold short.
(3)	Amounts are less than $500 (not reported in 000s).
(4)	A portion of security is on loan.
(5)	Includes securities purchased with cash collateral of $727,366 received from securities on loan.
(6)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014		Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$3,437,102		$3,437,102
Short-Term Investments	—	(3)	—	(3)

Total Investments before Securities Sold Short	$3,437,102		$3,437,102

Liabilities:
Exchange Traded Funds Sold Short	(308,384)		(308,384)

Total Investments net of Securities Sold Short	$3,128,718		$3,128,718

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

37

VIRTUS GLOBAL PREMIUM ALPHASECTOR® FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS(2)—98.0%
Consumer Discretionary Select Sector SPDR Fund	313,300	$20,894
Consumer Staples Select Sector SPDR Fund	472,670	21,322
Financial Select Sector SPDR Fund	907,530	21,027
Health Care Select Sector SPDR Fund	330,820	21,143
Industrial Select Sector SPDR Fund	394,350	20,960
iShares MSCI Canada Index Fund	386,023	11,851
iShares MSCI Emerging Markets Index Fund	559,730	23,262
iShares MSCI EMU	635,570	24,469
iShares MSCI Pacific Ex-Japan Index Fund	244,100	11,246
iShares MSCI Switzerland Index Fund Capped	376,010	12,224
iShares MSCI United Kingdom	615,200	11,923
Materials Select Sector SPDR Fund	425,530	21,102
Technology Select Sector SPDR Fund	532,040	21,234
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $232,200)		242,657
TOTAL LONG-TERM INVESTMENTS—98.0%
(Identified Cost $232,200)		242,657

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.7%

Money Market Mutual Funds—0.7%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.080%)	1,774,251	$1,774
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,774)		1,774
TOTAL INVESTMENTS—98.7% (Identified Cost $233,974)		244,431	(1)
Other assets and liabilities, net—1.3%		3,103

NET ASSETS—100.0%		$247,534

Abbreviations:

EMU	European Economic and Monetary Union
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$242,657	$242,657
Short-Term Investments	1,774	1,774

Total Investments	$244,431	$244,431

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

38

VIRTUS HERZFELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
CLOSED END FUNDS—79.0%

Convertible Funds—4.8%
AllianzGI Equity & Convertible Income Fund	37,208	$739
Putnam High Income Securities Fund	44,103	367

		1,106

Equity Funds—33.1%
Adams Express Co.	42,270	589
Alpine Total Dynamic Dividend Fund	61,634	525
ASA Gold and Precious Metals Ltd.	4,500	53
Boulder Growth & Income Fund, Inc.	18,023	159
Cohen & Steers Infrastructure Fund, Inc.	23,500	544
Cohen & Steers Total Return Realty Fund, Inc.	16,684	199
Diversified Real Asset Income Fund	29,582	525
Eaton Vance Tax-Advantaged Dividend Income Fund	5,363	108
First Opportunity Fund, Inc.	27,471	266
Gabelli Healthcare & WellnessRx Trust (The)	56,157	557
Gabelli Multimedia Trust, Inc.	45,000	423
General American Investors Co., Inc.	12,235	453
H&Q Healthcare Investors	5,100	145
Kayne Anderson Energy Total Return Fund, Inc.	9,016	288
Kayne Anderson Midstream/Energy Fund Inc.	9,700	389
Liberty All Star Equity Fund	58,347	340
Petroleum & Resources Corp.	12,354	356
RMR Real Estate Income Fund	10,502	198
Salient Midstream & MLP Fund	11,520	336
Tortoise Energy Independence Fund, Inc.	13,190	326
Tortoise Energy Infrastructure Corp.	16,555	796
Tri-Continental Corp.	5,847	122

		7,697

Income Funds—20.5%
BlackRock Credit Allocation Income Trust IV	23,768	316
First Trust High Income Long/Short Fund	32,500	555
First Trust Intermediate Duration Preferred & Income Fund	40,871	888
First Trust Mortgage Income Fund	14,600	220
Guggenheim Build America Bonds Managed Duration Trust	4,219	90
Montgomery Street Income Securities, Inc.	10,307	168
Morgan Stanley Income Securities, Inc.	6,582	117
Nuveen Credit Strategies Income Fund	97,525	871
Nuveen Multi-Market Income Fund Inc.	86,997	657

	SHARES	VALUE
Income Funds—continued
Pimco Dynamic Income Fund	10,000	$316
Pimco Income Strategy Fund II	5,000	53
Putnam Master Intermediate Income Trust	14,700	74
Putnam Premier Income Trust	72,407	397
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	5,000	58

		4,780

International Equity Funds—13.1%
Aberdeen Japan Equity Fund, Inc.	61,284	436
Aberdeen Singapore Fund, Inc.	5,100	63
Alpine Global Dynamic Dividend Fund	46,097	456
Brookfield Global Listed Infrastructure Income Fund, Inc.	14,717	343
Clough Global Opportunities Fund	19,477	232
Delaware Enhanced Global Dividend and Income Fund	10,400	125
Japan Smaller Capitalization Fund, Inc.	39,077	379
Korea Fund, Inc. (The)(2)	5,918	246
Macquarie Global Infrastructure Total Return Fund, Inc.	4,900	121
New Germany Fund, Inc. (The)	21,133	353
Taiwan Fund, Inc. (The)(2)	10,308	194
Templeton Dragon Fund, Inc.	4,400	113

		3,061

International Income Funds—4.4%
Aberdeen Asia-Pacific Income Fund, Inc.	17,034	100
Pimco Dynamic Credit Income Fund	41,300	928

		1,028

Municipal Bond Funds—3.1%
BlackRock Municipal Target Term Trust	10,598	210
Nuveen Dividend Advantage Municipal Fund 3	16,451	225
Nuveen Dividend Advantage Municipal Income Fund	19,635	277

		712
TOTAL CLOSED END FUNDS (Identified Cost $17,930)		18,384

PREFERRED STOCK—7.2%

Financials—7.2%
Oxford Lane Capital Corp. 7.50%	36,764	897
Oxford Lane Capital Corp. 8.125%	31,035	780
TOTAL PREFERRED STOCK (Identified Cost $1,673)		1,677
TOTAL LONG-TERM INVESTMENTS—86.2%
(Identified Cost $19,603)		20,061

	SHARES	VALUE
SHORT-TERM INVESTMENTS—15.1%

Money Market Mutual Funds—15.1%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	3,506,688	$3,507
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,507)		3,507
TOTAL INVESTMENTS—101.3% (Identified Cost $23,110)		23,568	(1)
Other assets and liabilities, net—(1.3)%		(291)

NET ASSETS—100.0%		$23,277

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Closed-End Funds	$18,384	$18,384
Preferred Stock	1,677	1,677
Short-Term Investments	3,507	3,507

Total Investments	$23,568	$23,568

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

39

VIRTUS PREMIUM ALPHASECTOR® FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.9%

Consumer Discretionary—14.1%
Amazon.com, Inc.(2)	205,670	$66,316
AutoNation, Inc.(2)	43,410	2,184
AutoZone, Inc.(2)	17,630	8,985
Bed Bath & Beyond, Inc.(2)	108,850	7,166
Best Buy Co., Inc.	157,610	5,294
BorgWarner, Inc.	123,150	6,479
Cablevision Systems Corp. Class A	116,210	2,035
CarMax, Inc.(2)	119,360	5,544
Carnival Corp.	245,780	9,873
CBS Corp. Class B	264,280	14,139
Chipotle Mexican Grill, Inc.(2)	16,920	11,279
Coach, Inc.	149,440	5,322
Comcast Corp. Class A	1,406,260	75,629
Darden Restaurants, Inc.	71,100	3,659
Delphi Automotive plc	163,520	10,030
DIRECTV Class A(2)	273,140	23,632
Discovery Communications, Inc.(2)	148,510	5,536
Discovery Communications, Inc. Class A(2)	79,030	2,987
Dollar General Corp.(2)	164,280	10,039
Dollar Tree, Inc.(2)	112,300	6,297
Expedia, Inc.	53,320	4,672
Family Dollar Stores, Inc.	51,570	3,983
Ford Motor Co.	2,110,100	31,208
Fossil Group, Inc.(2)	25,660	2,409
GameStop Corp. Class A(3)	60,710	2,501
Gannett Co., Inc.	122,460	3,633
Gap, Inc. (The)	149,190	6,220
Garmin Ltd.(3)	66,130	3,438
General Motors Co.	730,760	23,340
Genuine Parts Co.	82,900	7,271
Goodyear Tire & Rubber Co. (The)	151,620	3,424
H&R Block, Inc.	149,070	4,623
Harley-Davidson, Inc.	117,610	6,845
Harman International Industries, Inc.	37,490	3,675
Hasbro, Inc.	61,280	3,370
Home Depot, Inc. (The)	731,210	67,081
Horton (D.R.), Inc.	178,740	3,668
Interpublic Group of Cos., Inc. (The)	228,050	4,178
Johnson Controls, Inc.	363,020	15,973
Kohl’s Corp.	112,070	6,840
L Brands, Inc.	133,400	8,935
Leggett & Platt, Inc.	73,510	2,567
Lennar Corp. Class A	97,760	3,796
Lowe’s Cos., Inc.	537,030	28,420
Macy’s, Inc.	192,680	11,210
Marriott International, Inc.	118,310	8,270
Mattel, Inc.	184,880	5,667
McDonald’s Corp.	533,570	50,588
Michael Kors Holdings Ltd.(2)	111,190	7,938
Mohawk Industries, Inc.(2)	33,670	4,539
Netflix, Inc.(2)	32,760	14,781
Newell Rubbermaid, Inc.	150,180	5,168
News Corp. Class A(2)	271,080	4,432
NIKE, Inc. Class B	382,580	34,126
Nordstrom, Inc.	77,710	5,313
O’Reilly Automotive, Inc.(2)	56,370	8,476
Omnicom Group, Inc.	136,720	9,415

	SHARES	VALUE
Consumer Discretionary—continued
PetSmart, Inc.	54,330	$3,808
Phillips-Van Heusen Corp.	44,640	5,408
Priceline Group, Inc. (The)(2)	28,490	33,008
PulteGroup, Inc.	182,300	3,219
Ralph Lauren Corp.	32,900	5,420
Ross Stores, Inc.	114,640	8,664
Scripps Networks Interactive, Inc. Class A	56,030	4,375
Staples, Inc.	349,320	4,227
Starbucks Corp.	408,420	30,819
Starwood Hotels & Resorts Worldwide, Inc.	103,550	8,616
Target Corp.	344,050	21,565
Tiffany & Co.	60,600	5,836
Time Warner Cable, Inc.	151,320	21,713
Time Warner, Inc.	463,710	34,876
TJX Cos., Inc.	376,960	22,305
Tractor Supply Co.	74,570	4,587
TripAdvisor, Inc.(2)	60,180	5,502
Twenty-First Century Fox, Inc. Class A	1,023,240	35,087
Under Armour, Inc. Class A(2)	90,330	6,242
Urban Outfitters, Inc.(2)	53,970	1,981
VF Corp.	187,490	12,380
Viacom, Inc. Class B	206,390	15,880
Walt Disney Co. (The)	857,610	76,353
Whirlpool Corp.	42,550	6,197
Wyndham Worldwide Corp.	67,760	5,506
Wynn Resorts Ltd.	44,060	8,243
Yum! Brands, Inc.	238,550	17,171

		1,113,406

Consumer Staples—14.4%
Altria Group, Inc.	1,212,460	55,700
Archer-Daniels-Midland Co.(The)	474,980	24,272
Avon Products, Inc.	370,200	4,665
Brown-Forman Corp. Class B	125,520	11,324
Campbell Soup Co.	156,870	6,703
Clorox Co. (The)	102,650	9,859
Coca-Cola Co. (The)	2,670,210	113,911
Coca-Cola Enterprises, Inc.	185,930	8,248
Colgate-Palmolive Co.	600,690	39,177
ConAgra Foods, Inc.	331,370	10,949
Constellation Brands, Inc. Class A(2)	170,330	14,846
Costco Wholesale Corp.	309,400	38,774
CVS Caremark Corp.	805,330	64,096
Dr. Pepper Snapple Group, Inc.	156,160	10,043
Estee Lauder Cos., Inc. (The) Class A	173,400	12,956
General Mills, Inc.	442,430	22,321
Hershey Co. (The)	116,320	11,100
Hormel Foods Corp.	129,060	6,632
J.M. Smucker Co. (The)	82,500	8,167
Kellogg Co.	196,590	12,110
Keurig Green Mountain, Inc.	82,560	10,744
Kimberly-Clark Corp.	265,840	28,596
Kraft Foods Group, Inc.	401,950	22,670
Kroger Co. (The)	374,260	19,462
Lorillard, Inc.	267,610	16,033
McCormick & Co., Inc.	107,240	7,174
Mead Johnson Nutrition Co.	149,950	14,428

	SHARES	VALUE
Consumer Staples—continued
Molson Coors Brewing Co. Class B	136,260	$10,143
Mondelez International, Inc.	1,075,580	36,855
Monster Beverage Corp.(2)	112,550	10,317
PepsiCo, Inc.	584,770	54,436
Philip Morris International, Inc.	1,056,900	88,145
Procter & Gamble Co. (The)	1,831,480	153,368
Reynolds American, Inc.	232,100	13,694
Safeway, Inc.	218,740	7,503
SYSCO Corp.	437,450	16,601
Tyson Foods, Inc. Class A	261,520	10,296
Wal-Mart Stores, Inc.	1,067,740	81,650
Walgreen Co.	633,700	37,559
Whole Foods Market, Inc.	270,160	10,296

		1,135,823

Financials—14.2%
ACE Ltd.	131,720	13,813
Affiliated Managers Group, Inc.(2)	21,690	4,346
Aflac, Inc.	177,561	10,343
Allstate Corp. (The)	169,412	10,397
American Express Co.	352,840	30,888
American International Group, Inc.	559,208	30,208
American Tower Corp.	155,053	14,518
Ameriprise Financial, Inc.	73,827	9,109
AON plc	113,852	9,981
Apartment Investment & Management Co. Class A	56,136	1,786
Assurant, Inc.	27,855	1,791
AvalonBay Communities, Inc.	51,617	7,276
Bank of America Corp.	4,125,229	70,335
Bank of New York Mellon Corp. (The)	443,364	17,171
BB&T Corp.	283,442	10,547
Berkshire Hathaway, Inc. Class B(2)	715,881	98,892
BlackRock, Inc.	49,664	16,306
Boston Properties, Inc.	59,645	6,904
Capital One Financial Corp.	220,154	17,969
CBRE Group, Inc.(2)	109,319	3,251
Charles Schwab Corp. (The)	449,473	13,210
Chubb Corp. (The)	94,819	8,636
Cincinnati Financial Corp.	57,201	2,691
Citigroup, Inc.	1,190,078	61,670
CME Group, Inc.	123,851	9,902
Comerica, Inc.	71,202	3,550
Crown Castle International Corp.	130,848	10,537
Discover Financial Services	180,626	11,630
E*Trade Financial Corp.(2)	111,205	2,512
Equity Residential	141,830	8,734
Essex Property Trust, Inc.	24,970	4,463
Fifth Third Bancorp	329,946	6,606
Franklin Resources, Inc.	154,820	8,455
General Growth Properties, Inc.	243,970	5,745
Genworth Financial, Inc. Class A(2)	197,164	2,583
Goldman Sachs Group, Inc. (The)	161,030	29,560

See Notes to Financial Statements

40

VIRTUS PREMIUM ALPHASECTOR® FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
Financials—continued
Hartford Financial Services Group, Inc. (The)	176,645	$6,580
HCP, Inc.	179,969	7,147
Health Care REIT, Inc.	127,820	7,972
Host Hotels & Resorts, Inc.	298,220	6,361
Hudson City Bancorp, Inc.	190,781	1,854
Huntington Bancshares, Inc.	318,661	3,101
IntercontinentalExchange Group, Inc.	44,703	8,719
Invesco Ltd.	171,011	6,751
JPMorgan Chase & Co.	1,476,520	88,946
KeyCorp	340,603	4,540
Kimco Realty Corp.	159,372	3,492
Legg Mason, Inc.	40,845	2,090
Leucadia National Corp.	123,512	2,945
Lincoln National Corp.	101,744	5,451
Loews Corp.	120,819	5,033
M&T Bank Corp.	52,236	6,440
Macerich Co. (The)	54,849	3,501
Marsh & McLennan Cos., Inc.	213,337	11,166
McGraw-Hill Cos., Inc. (The)	106,699	9,011
MetLife, Inc.	441,282	23,706
Moody’s Corp.	72,536	6,855
Morgan Stanley	599,622	20,729
NASDAQ OMX Group, Inc. (The)	45,087	1,913
Navient Corp.	166,780	2,954
Northern Trust Corp.	86,655	5,895
People’s United Financial, Inc.	123,136	1,782
Plum Creek Timber Co., Inc.	68,980	2,691
PNC Financial Services Group, Inc. (The)	212,665	18,200
Principal Financial Group, Inc.	107,582	5,645
Progressive Corp. (The)	210,399	5,319
Prologis, Inc.	196,294	7,400
Prudential Financial, Inc.	179,990	15,828
Public Storage	56,783	9,417
Regions Financial Corp.	543,413	5,456
Simon Property Group, Inc.	122,282	20,106
State Street Corp.	166,427	12,251
SunTrust Banks, Inc.	208,106	7,914
T. Rowe Price Group, Inc.	102,842	8,063
Torchmark Corp.	51,491	2,697
Travelers Cos., Inc. (The)	132,750	12,471
U.S. Bancorp	707,759	29,606
Unum Group	100,110	3,442
Ventas, Inc.	115,318	7,144
Vornado Realty Trust	68,651	6,862
Wells Fargo & Co.	1,863,568	96,663
Weyerhaeuser Co.	206,893	6,592
XL Group plc	105,193	3,489
Zions Bancorp	81,004	2,354

		1,120,859

Health Care—14.3%
Abbott Laboratories	588,300	24,467
AbbVie, Inc.	733,130	42,346
Actavis plc(2)	128,710	31,055
Aetna, Inc.	168,080	13,615
Agilent Technologies, Inc.	152,890	8,712
Alexion Pharmaceuticals, Inc.(2)	91,270	15,134
Allergan, Inc.	140,430	25,023

	SHARES	VALUE
Health Care—continued
AmerisourceBergen Corp.	101,660	$7,858
Amgen, Inc.	349,830	49,137
Bard (C.R.), Inc.	36,670	5,233
Baxter International, Inc.	253,970	18,227
Becton, Dickinson & Co.	90,400	10,288
Biogen Idec, Inc.(2)	111,350	36,836
Boston Scientific Corp.(2)	613,550	7,246
Bristol-Myers Squibb Co.	767,610	39,286
Cardinal Health, Inc.	156,590	11,732
CareFusion Corp.(2)	93,680	4,239
Celgene Corp.(2)	368,129	34,891
Cerner Corp.(2)	139,290	8,298
CIGNA Corp.	125,330	11,366
Covidien plc	208,010	17,995
DaVita, Inc.(2)	79,490	5,814
DENTSPLY International, Inc.	64,260	2,930
Edwards Lifesciences Corp.(2)	49,340	5,040
Eli Lilly & Co.	452,880	29,369
Express Scripts Holding Co.(2)	361,650	25,543
Gilead Sciences, Inc.(2)	696,690	74,163
Hospira, Inc.(2)	78,110	4,064
Humana, Inc.	76,080	9,913
Intuitive Surgical, Inc.(2)	16,620	7,675
Johnson & Johnson	1,299,160	138,478
Laboratory Corp. of America Holdings(2)	39,560	4,025
Mallinckrodt plc(2)	52,370	4,721
McKesson Corp.	109,830	21,381
Medtronic, Inc.	453,740	28,109
Merck & Co., Inc.	1,328,790	78,771
Mylan, Inc.(2)	172,340	7,840
Patterson Cos., Inc.	40,940	1,696
PerkinElmer, Inc.	51,680	2,253
Perrigo Co. plc	61,330	9,211
Pfizer, Inc.	2,921,550	86,390
Quest Diagnostics, Inc.	69,920	4,243
Regeneron Pharmaceuticals, Inc.(2)	33,890	12,218
St. Jude Medical, Inc.	133,900	8,051
Stryker Corp.	140,190	11,320
Tenet Healthcare Corp.(2)	47,190	2,803
Thermo Fisher Scientific, Inc.	183,950	22,387
UnitedHealth Group, Inc.	450,760	38,878
Universal Health Services, Inc. Class B	42,130	4,403
Varian Medical Systems, Inc.(2)	47,110	3,775
Vertex Pharmaceuticals, Inc.(2)	110,080	12,364
Waters Corp.(2)	38,220	3,788
WellPoint, Inc.	129,860	15,534
Zimmer Holdings, Inc.	79,530	7,997
Zoetis, Inc.	230,180	8,505

		1,126,636

Industrials—14.3%
3M Co.	393,480	55,748
ADT Corp. (The)(3)	104,510	3,706
Allegion plc	57,370	2,733
Ametek, Inc.	145,970	7,329
Avery Dennison Corp.	192,480	8,594
Boeing Co. (The)	415,110	52,877

	SHARES	VALUE
Industrials—continued
Caterpillar, Inc.	396,340	$39,250
Cintas Corp.	69,290	4,891
CSX Corp.	714,930	22,921
Cummins, Inc.	186,840	24,659
Danaher Corp.	406,020	30,849
Deere & Co.	237,140	19,443
Delta Air Lines, Inc.	500,280	18,085
Dover Corp.	119,940	9,635
Dun & Bradstreet Corp.	21,190	2,489
Eaton Corp. plc	344,690	21,843
Emerson Electric Co.	438,450	27,438
Equifax, Inc.	98,450	7,358
Expeditors International of Washington, Inc.	114,610	4,651
Fastenal Co.	160,800	7,220
FedEx Corp.	168,400	27,188
Flowserve Corp.	80,540	5,680
Fluor Corp.	135,040	9,019
General Dynamics Corp.	204,980	26,051
General Electric Co.	4,400,850	112,750
Grainger (W.W.), Inc.	47,290	11,901
Honeywell International, Inc.	489,260	45,560
Illinois Tool Works, Inc.	230,410	19,451
Ingersoll-Rand plc	158,690	8,944
Iron Mountain, Inc.	71,590	2,337
Jacobs Engineering Group, Inc.(2)	79,220	3,867
Joy Global, Inc.	59,050	3,221
Kansas City Southern	65,040	7,883
L-3 Communications Holdings, Inc.	50,740	6,034
Lockheed Martin Corp.	169,350	30,954
Masco Corp.	234,480	5,609
Nielsen Holdings NV	179,120	7,940
Norfolk Southern Corp.	215,230	24,020
Northrop Grumman Corp.	133,320	17,566
PACCAR, Inc.	243,930	13,873
Pall Corp.	92,520	7,744
Parker Hannifin Corp.	111,580	12,737
Pentair plc	114,270	7,484
Pitney Bowes, Inc.	138,210	3,454
Precision Castparts Corp.	84,950	20,123
Quanta Services, Inc.(2)	127,960	4,644
Raytheon Co.	202,030	20,530
Republic Services, Inc.	149,230	5,823
Robert Half International, Inc.	116,220	5,695
Robinson (C.H.) Worldwide, Inc.	87,870	5,828
Rockwell Automation, Inc.	106,110	11,659
Rockwell Collins, Inc.	102,980	8,084
Roper Industries, Inc.	59,600	8,719
Ryder System, Inc.	57,270	5,153
Snap-On, Inc.	34,070	4,125
Southwest Airlines Co.	445,550	15,046
Stanley Black & Decker, Inc.	92,060	8,174
Stericycle, Inc.(2)	50,520	5,889
Textron, Inc.	205,190	7,385
Tyco International Ltd.	263,260	11,733
Union Pacific Corp.	579,030	62,778
United Parcel Service, Inc. Class B	424,510	41,725
United Rentals, Inc.(2)	56,400	6,266
United Technologies Corp.	523,950	55,329
Waste Management, Inc.	279,950	13,306

See Notes to Financial Statements

41

VIRTUS PREMIUM ALPHASECTOR® FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
Industrials—continued
Xylem, Inc.	108,090	$3,836

		1,124,836

Information Technology—12.8%
Accenture plc Class A	183,858	14,951
Adobe Systems, Inc.(2)	140,582	9,727
Akamai Technologies, Inc.(2)	58,002	3,469
Alliance Data Systems Corp.(2)	16,240	4,032
Altera Corp.	97,656	3,494
Amphenol Corp. Class A	49,034	4,897
Analog Devices, Inc.	95,936	4,748
Apple, Inc.	1,745,313	175,840
Applied Materials, Inc.	361,910	7,821
Autodesk, Inc.(2)	72,260	3,982
Automatic Data Processing, Inc.	142,829	11,866
Avago Technologies Ltd.	73,860	6,425
Broadcom Corp. Class A	161,745	6,538
CA, Inc.	100,043	2,795
Cisco Systems, Inc.	1,488,180	37,457
Citrix Systems, Inc.(2)	51,446	3,670
Cognizant Technology Solutions Corp. Class A(2)	183,520	8,216
Computer Sciences Corp.	45,594	2,788
Corning, Inc.	381,204	7,372
eBay, Inc.(2)	335,579	19,004
Electronic Arts, Inc.(2)	99,007	3,526
EMC Corp.	600,506	17,571
F5 Networks, Inc.(2)	21,653	2,571
Facebook, Inc. Class A(2)	568,050	44,899
Fidelity National Information Services, Inc.	91,722	5,164
First Solar, Inc.(2)	21,768	1,433
Fiserv, Inc.(2)	77,416	5,004
FLIR Systems, Inc.	45,832	1,436
Google, Inc. Class A(2)	82,708	48,666
Google, Inc. Class C(2)	82,778	47,793
Harris Corp.	33,424	2,219
Hewlett-Packard Co.	450,128	15,966
Intel Corp.	1,229,438	42,809
International Business Machines Corp.	270,571	51,362
Intuit, Inc.	86,333	7,567
Jabil Circuit, Inc.	70,671	1,425
Juniper Networks, Inc.	120,852	2,677
KLA-Tencor Corp.	52,471	4,134
Lam Research Corp.	47,275	3,531
Linear Technology Corp.	75,571	3,355
MasterCard, Inc. Class A	292,980	21,657
Microchip Technology, Inc.(3)	64,488	3,046
Micron Technology, Inc.(2)	330,896	11,336
Microsoft Corp.	2,402,547	111,382
Motorola Solutions, Inc.	66,333	4,198
NetApp, Inc.	97,462	4,187
NVIDIA Corp.	156,817	2,893
Oracle Corp.	952,488	36,461
Paychex, Inc.	98,978	4,375
QUALCOMM, Inc.	490,725	36,692
Red Hat, Inc.(2)	60,420	3,393
Salesforce.com, Inc.(2)	179,731	10,340
SanDisk Corp.	71,062	6,961
Seagate Technology plc	95,887	5,491
Symantec Corp.	207,126	4,870
TE Connectivity Ltd.	118,578	6,556
Teradata Corp.(2)	50,542	2,119

	SHARES	VALUE
Information Technology—continued
Texas Instruments, Inc.	314,789	$15,012
Total System Services, Inc.	54,733	1,695
VeriSign, Inc.(2)	36,910	2,034
Visa, Inc. Class A	143,640	30,648
Western Digital Corp.	67,819	6,600
Western Union Co. (The)	160,478	2,574
Xerox Corp.	334,170	4,421
Xilinx, Inc.	83,988	3,557
Yahoo!, Inc.(2)	276,000	11,247

		1,005,945

Materials—14.2%
Air Products & Chemicals, Inc.	360,715	46,958
Airgas, Inc.	131,195	14,517
Alcoa, Inc.	2,231,862	35,911
Allegheny Technologies, Inc.	217,040	8,052
Ball Corp.	268,754	17,004
Bemis Co., Inc.	202,152	7,686
CF Industries Holdings, Inc.	95,026	26,533
Dow Chemical Co. (The)	2,083,974	109,284
Du Pont (E.I.) de Nemours & Co.	1,699,143	121,930
Eastman Chemical Co.	285,866	23,124
Ecolab, Inc.	500,781	57,505
FMC Corp.	257,744	14,740
Freeport-McMoRan Copper & Gold, Inc.	1,460,056	47,671
International Flavors & Fragrances, Inc.	157,529	15,104
International Paper Co.	807,611	38,555
LyondellBasell Industries N.V. Class A	790,002	85,842
Martin Marietta Materials, Inc.	114,640	14,782
MeadWestvaco Corp.	328,967	13,468
Monsanto Co.	974,121	109,598
Mosaic Co. (The)	605,833	26,905
Newmont Mining Corp.	953,201	21,971
Nucor Corp.	605,953	32,891
Owens-Illinois, Inc.(2)	328,738	8,564
PPG Industries, Inc.	259,343	51,023
Praxair, Inc.	541,953	69,912
Sealed Air Corp.	417,316	14,556
Sherwin-Williams Co. (The)	157,775	34,551
Sigma-Aldrich Corp.	227,921	30,999
Vulcan Materials Co.	254,501	15,328

		1,114,964

Telecommunication Services—1.6%
AT&T, Inc.	1,512,247	53,292
CenturyLink, Inc.	173,847	7,109
Frontier Communications Corp.	344,311	2,241
Verizon Communications, Inc.	1,213,838	60,680
Windstream Holdings, Inc.	191,948	2,069

		125,391
TOTAL COMMON STOCKS (Identified Cost $7,111,924)		7,867,860
TOTAL LONG-TERM INVESTMENTS—99.9%
(Identified Cost $7,111,924)		7,867,860

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—0.1%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.060%)(4)	8,132,820	$8,133
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $8,133)		8,133
TOTAL INVESTMENTS—100.0% (Identified Cost $7,120,057)		7,875,993	(1)
Other assets and liabilities, net—0.0%		(2,477)

NET ASSETS—100.0%		$7,873,516

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s investments as of

September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$7,867,860	$7,867,860
Securities Lending Collateral	8,133	8,133

Total Investments	$7,875,993	$7,875,993

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

42

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

(Reported in thousands except shares and per share amounts)

	Allocator Premium AlphaSector® Fund	AlphaSector® Rotation Fund	Alternatives Diversifier Fund		Disciplined Equity Style Fund

Assets
Investment in unaffiliated securities at value(1)(3)	$796,747	$930,972	$37,351		$2,023
Investments in affiliated funds at value(2)	—	—	87,769		—
Receivables
Investment securities sold	—	1,922	799		—
Fund shares sold	2,939	2,101	161		—	(4)
Receivable from adviser	—	—	—		17
Dividends and interest receivable	381	1,176	39		—	(4)
Prepaid trustee retainer	5	5	1		—	(4)
Prepaid expenses	53	59	21		9

Total assets	800,125	936,235	126,141		2,049

Liabilities
Cash overdraft	—	2,453	—		—
Payables
Fund shares repurchased	6,453	4,212	128		—
Investment securities purchased	—	705	839		—
Collateral on securities loaned	—	1,939	—		—
Investment advisory fee	735	348	—		—
Distribution and service fees	303	313	41		—	(4)
Administration fee	82	94	14		1
Transfer agent fees and expenses	143	222	66		1
Trustees’ fees and expenses	1	1	—	(4)	—	(4)
Professional fees	19	19	18		17
Other accrued expenses	45	51	5		1

Total liabilities	7,781	10,357	1,111		20

Net Assets	$792,344	$925,878	$125,030		$2,029

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$719,865	$718,874	$185,979		$1,654
Accumulated undistributed net investment income (loss)	1,359	2,325	794		—
Accumulated undistributed net realized gain (loss)	48,064	68,611	(81,868)		412
Net unrealized appreciation (depreciation) on investments	23,056	136,068	20,125		(37)

Net Assets	$792,344	$925,878	$125,030		$2,029

Class A
Net asset value (net assets/shares outstanding) per share	$11.85	$15.21	$11.31		$13.13
Maximum offering price per share NAV/(1–5.75%)	$12.57	$16.14	$12.00		$13.93
Shares of beneficial interest outstanding, no par value, unlimited authorization	12,130,211	20,819,285	3,454,631		45,213
Net Assets	$143,765	$316,571	$39,076		$594
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$11.73	$15.02	$11.21		$12.95
Shares of beneficial interest outstanding, no par value, unlimited authorization	28,292,423	19,711,250	3,391,287		23,166
Net Assets	$331,980	$296,160	$38,005		$300
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.88	$15.21	$11.30		$13.19
Shares of beneficial interest outstanding, no par value, unlimited authorization	26,641,719	20,591,050	4,241,832		86,072
Net Assets	$316,599	$313,147	$47,949		$1,135

(1) Investment in unaffiliated securities at cost	$773,691	$794,904	$35,590		$2,060
(2) Investment in affiliated funds at cost	$—	$—	$69,405		$—
(3) Market value of securities on loan	$—	$1,894	$—		$—
(4) Amount is less than $500.

See Notes to Financial Statements

43

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2014

(Reported in thousands except shares and per share amounts)

	Disciplined Select Bond Fund		Disciplined Select Country Fund		Dynamic AlphaSector® Fund	Global Premium AlphaSector® Fund

Assets
Investment in unaffiliated securities at value(1)(4)	$1,038		$1,417		$3,437,102	$244,431
Foreign currency at value(2)	—		—		4	—
Cash	—		—		9,330	—
Deposits with broker for securities sold short	—		—		316,277	—
Receivables
Investment securities sold	816		272		—	—
Fund shares sold	—		20		5,409	5,495
Receivable from adviser	18		17		—	—
Dividends and interest receivable	—	(5)	—	(5)	—	—	(5)
Tax reclaims	—		—		4	—
Prepaid trustee retainer	—	(5)	—	(5)	17	1
Prepaid expenses	8		8		122	25

Total assets	1,880		1,734		3,768,265	249,952

Liabilities
Cash overdraft	—		—		—	150
Securities sold short at value(3)	—		—		308,384	—
Payables
Fund shares repurchased	—		—		8,357	1,060
Investment securities purchased	819		272		—	802
Collateral on securities loaned	—		—		727,366	—
Investment advisory fee	—		—		4,169	224
Distribution and service fees	—	(5)	—	(5)	619	75
Administration fees	1		1		282	25
Transfer agent fees and expenses	—	(5)	—	(5)	624	44
Trustees’ fees and expenses	—	(5)	—	(5)	3	—	(5)
Professional fees	18		18		21	18
Other accrued expenses	—	(5)	1		246	20

Total liabilities	838		292		1,050,071	2,418

Net Assets	$1,042		$1,442		$2,718,194	$247,534

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,085		$1,332		$2,325,647	$222,476
Accumulated undistributed net investment income (loss)	1		14		—	526
Accumulated undistributed net realized gain (loss)	(42)		68		131,937	14,075
Net unrealized appreciation (depreciation) on investments	(2)		28		266,422	10,457
Net unrealized appreciation (depreciation) on securities sold short	—		—		(5,812)	—

Net Assets	$1,042		$1,442		$2,718,194	$247,534

Class A
Net asset value (net assets/shares outstanding) per share	$9.59		$11.18		$13.29	$12.42
Maximum offering price per share NAV/(1–3.75%)	$10.18		$—		$—	$—
Maximum offering price per share NAV/(1–5.75%)	$—		$11.86		$14.10	$13.18
Shares of beneficial interest outstanding, no par value, unlimited authorization	11,237		26,785		54,263,937	6,108,510
Net Assets	$108		$299		$721,407	$75,879
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—		$12.30	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		11,713	—
Net Assets	$—		$—		$144	$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.57		$11.09		$12.24	$12.24
Shares of beneficial interest outstanding, no par value, unlimited authorization	14,612		14,026		44,698,263	5,884,632
Net Assets	$140		$156		$546,986	$72,013
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.59		$11.21		$13.45	$12.47
Shares of beneficial interest outstanding, no par value, unlimited authorization	82,846		88,005		107,795,963	7,991,221
Net Assets	$794		$987		$1,449,657	$99,642

(1) Investment in securities at cost	$1,040		$1,389		$3,170,681	$233,974
(2) Foreign currency at cost	$—		$—		$4	$—
(3) Proceeds from securities sold short	$—		$—		$302,572	$—
(4) Market value of securities on loan	$—		$—		$721,157	$—
(5) Amounts is less than $500.

See Notes to Financial Statements

44

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2014

(Reported in thousands except shares and per share amounts)

	Herzfeld Fund		Premium AlphaSector® Fund

Assets
Investment in unaffiliated securities at value(1)(2)	$23,568		$7,875,993
Receivables
Investment securities sold	460		3,149
Fund shares sold	66		27,339
Dividends and interest receivable	26		10,444
Tax reclaims
Prepaid trustee retainer	—	(3)	46
Prepaid expenses	24		279

Total assets	24,144		7,917,250

Liabilities
Cash overdraft	—		8,047
Payables
Fund shares repurchased	—		15,163
Investment securities purchased	812		235
Collateral on securities loaned	—		8,133
Investment advisory fees	15		7,210
Distribution and service fees	11		2,089
Administration fees	3		796
Transfer agent fees and expenses	4		1,636
Trustees’ fees and expenses	—	(3)	8
Professional fees	19		26
Other accrued expenses	3		391

Total liabilities	867		43,734

Net Assets	$23,277		$7,873,516

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$22,313		$6,280,346
Accumulated undistributed net investment income (loss)	6		6,248
Accumulated undistributed net realized gain (loss)	500		830,986
Net unrealized appreciation (depreciation) on investments	458		755,936

Net Assets	$23,277		$7,873,516

Class A
Net asset value (net assets/shares outstanding) per share	$11.37		$17.39
Maximum offering price per share NAV/(1–5.75%)	$12.06		$18.45
Shares of beneficial interest outstanding, no par value, unlimited authorization	809,906		117,586,896
Net Assets	$9,212		$2,044,955
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$11.34		$17.16
Shares of beneficial interest outstanding, no par value, unlimited authorization	937,107		115,872,775
Net Assets	$10,624		$1,988,290
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.39		$17.42
Shares of beneficial interest outstanding, no par value, unlimited authorization	302,225		220,392,986
Net Assets	$3,441		$3,840,271

(1) Investment in unaffiliated securities at cost	$23,110		$7,120,057
(2) Market value of securities on loan	$—		$7,963
(3) Amount is less than $500.

See Notes to Financial Statements

45

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

	Allocator Premium AlphaSector® Fund	AlphaSector® Rotation Fund	Alternatives Diversifier Fund	Disciplined Equity Style Fund

Investment Income
Dividends	$17,553	$16,390	$168	$19
Dividend income from affiliated funds	—	—	3,145	—
Security lending	—	29	—	—
Foreign taxes withheld	—	(3)	—	—

Total investment income	17,553	16,416	3,313	19

Expenses
Investment advisory fees	7,914	3,671	—	19
Service fees, Class A	343	790	119	1
Distribution and service fees, Class C	2,970	2,686	410	3
Administration fees	865	980	204	3
Transfer agent fees and expenses	826	1,059	336	2
Registration fees	111	113	59	44
Printing fees and expenses	47	56	15	— (1)
Custodian fees	13	12	14	1
Professional fees	25	27	24	18
Trustees’ fees and expenses	28	32	7	— (1)
Miscellaneous expenses	32	35	9	2

Total expenses	13,174	9,461	1,197	93
Less expenses reimbursed and/or waived by investment adviser	(53)	(11)	—	(64)

Net expenses	13,121	9,450	1,197	29

Net investment income (loss)	4,432	6,966	2,116	(10)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	56,144	79,066	(2,014)	423
Net realized gain (loss) on affiliated investments	—	—	4,480	—
Capital gain distributions from affiliated funds	—	—	1,099	—
Net change in unrealized appreciation (depreciation) on investments	(18,719)	37,708	2,712	(215)

Net gain (loss) on investments	37,425	116,774	6,277	208

Net increase (decrease) in net assets resulting from operations	$41,857	$123,740	$8,393	$198

(1) Amount is less than $500.

See Notes to Financial Statements

46

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

	Disciplined Select Bond Fund		Disciplined Select Country Fund	Dynamic AlphaSector® Fund	Global Premium AlphaSector® Fund

Investment Income
Dividends	$35		$44	$62,943	$4,468

Total investment income	35		44	62,943	4,468

Expenses
Investment advisory fees	8		15	42,738	2,215
Service fees, Class A	—	(1)	1	2,232	184
Distribution and service fees, Class B	—		—	2	—
Distribution and service fees, Class C	1		1	4,633	607
Administration fees	2		2	3,007	242
Transfer agent fees and expenses	1		1	2,845	256
Interest expense	—		—	3,277	—
Registration fees	44		44	359	59
Printing fees and expenses	—	(1)	— (1)	159	14
Custodian fees	1		1	69	4
Professional fees	18		19	41	20
Trustees’ fees and expenses	—	(1)	— (1)	94	8
Miscellaneous expenses	2		3	94	10

Total expenses	77		87	59,550	3,619

Dividends on short sales	—		—	6,163	—
Interest expense on short sales	—		—	2,060	—

Total expenses, including dividends and interest expense on short sales	77		87	67,773	3,619

Less expenses reimbursed and/or waived by investment adviser	(65)		(64)	—	—
Plus expenses recaptured by investment adviser	—		—	—	15

Net expenses	12		23	67,773	3,634

Net investment income (loss)	23		21	(4,830)	834

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(4)		70	235,011	15,899
Net realized gain (loss) on securities sold short	—		—	(80,207)	—
Net realized gain (loss) on foreign currency transactions	—		—	— (1)	—
Net change in unrealized appreciation (depreciation) on investments	19		(100)	120,132	(3,898)
Net change in unrealized appreciation (depreciation) on securities sold short	—		—	(4,122)	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	—		—	— (1)	—

Net gain (loss) on investments	15		(30)	270,814	12,001

Net increase (decrease) in net assets resulting from operations	$38		$(9)	$265,984	$12,835

(1) Amount is less than $500.

See Notes to Financial Statements

47

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

	Herzfeld Fund	Premium AlphaSector® Fund

Investment Income
Dividends	$758	$143,853
Security lending	—	189
Foreign taxes withheld	—	(14)

Total investment income	758	144,028

Expenses
Investment advisory fees	162	80,241
Service fees, Class A	14	5,727
Distribution and service fees, Class C	83	17,376
Administration fees	20	8,764
Transfer agent fees and expenses	18	8,318
Registration fees	46	503
Printing fees and expenses	3	452
Custodian fees	2	108
Professional fees	21	83
Trustees’ fees and expenses	1	285
Miscellaneous expenses	2	292

Total expenses	372	122,149
Less expenses reimbursed and/or waived by investment adviser	(56)	—

Net expenses	316	122,149

Net investment income (loss)	442	21,879

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(16)	999,509
Capital gain distributions from underlying funds	562	—
Net change in unrealized appreciation (depreciation) on investments	709	(48,648)

Net gain (loss) on investments	1,255	950,861

Net increase (decrease) in net assets resulting from operations	$1,697	$972,740

(1) Amount is less than $500.

See Notes to Financial Statements

48

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Allocator Premium AlphaSector® Fund		AlphaSector® Rotation Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,432	$1,495	$6,966	$6,002
Net realized gain (loss)	56,144	3,452	79,066	49,042
Net change in unrealized appreciation (depreciation)	(18,719)	21,137	37,708	38,254

Increase (decrease) in net assets resulting from operations	41,857	26,084	123,740	93,298

From Distributions to Shareholders
Net investment income, Class A	(790)	(380)	(2,909)	(2,779)
Net investment income, Class C	—	—	(577)	(1,082)
Net investment income, Class I	(2,285)	(1,170)	(2,482)	(2,166)
Net realized short-term gains, Class A	(1,344)	(133)	(8,366)	(6,055)
Net realized short-term gains, Class C	(2,898)	(198)	(7,087)	(4,881)
Net realized short-term gains, Class I	(2,928)	(357)	(5,701)	(3,799)
Net realized long-term gains, Class A	(213)	—	(10,147)	(193)
Net realized long-term gains, Class C	(460)	—	(8,594)	(156)
Net realized long-term gains, Class I	(465)	—	(6,915)	(121)

Decrease in net assets from distributions to shareholders	(11,383)	(2,238)	(52,778)	(21,232)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	22,647	43,974	30,534	29,158
Change in net assets from share transactions, Class C	89,286	90,181	54,832	36,189
Change in net assets from share transactions, Class I	55,797	92,053	121,101	32,109

Increase (decrease) in net assets from share transactions	167,730	226,208	206,467	97,456

Net increase (decrease) in net assets	198,204	250,054	277,429	169,522

Net Assets
Beginning of fiscal year	594,140	344,086	648,449	478,927

End of fiscal year	$792,344	$594,140	$925,878	$648,449

Accumulated undistributed net investment income (loss) at end of fiscal year	$1,359	$—	$2,325	$1,517

(1) Amount is less than $500.

See Notes to Financial Statements

49

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Alternatives Diversifier Fund		Disciplined Equity Style Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	From Inception December 18, 2012 to September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,116	$2,922	$(10)	$4
Net realized gain (loss)	3,565	1,776	423	104
Net change in unrealized appreciation (depreciation)	2,712	(5,584)	(215)	178

Increase (decrease) in net assets resulting from operations	8,393	(886)	198	286

From Distributions to Shareholders
Net investment income, Class A	(549)	(1,146)	—	(—	)(1)
Net investment income, Class C	(21)	(471)	—	(—	)(1)
Net investment income, Class I	(1,358)	(811)	—	(4)
Net realized short-term gains, Class A	—	—	(22)	(1)
Net realized short-term gains, Class C	—	—	(15)	(1)
Net realized short-term gains, Class I	—	—	(63)	(3)

Decrease in net assets from distributions to shareholders	(1,928)	(2,428)	(100)	(9)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(14,109)	(13,443)	242	279
Change in net assets from share transactions, Class C	(8,314)	(12,108)	51	207
Change in net assets from share transactions, Class I	(66,597)	76,061	63	812

Increase (decrease) in net assets from share transactions	(89,020)	50,510	356	1,298

Net increase (decrease) in net assets	(82,555)	47,196	454	1,575

Net Assets
Beginning of fiscal year	207,585	160,389	1,575	—

End of fiscal year	$125,030	$207,585	$2,029	$1,575

Accumulated undistributed net investment income (loss) at end of fiscal year	$794	$960	$—	$—

(1) Amount is less than $500.

See Notes to Financial Statements

50

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Disciplined Select Bond Fund		Disciplined Select Country Fund
	Year Ended September 30, 2014	From Inception December 18, 2012 to September 30, 2013	Year Ended September 30, 2014	From Inception December 18, 2012 to September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$23	$13	$21	$4
Net realized gain (loss)	(4)	(38)	70	9
Net change in unrealized appreciation (depreciation)	19	(21)	(100)	128

Increase (decrease) in net assets resulting from operations	38	(46)	(9)	141

From Distributions to Shareholders
Net investment income, Class A	(3)	(2)	(1)	—
Net investment income, Class C	(2)	(1)	—	—
Net investment income, Class I	(17)	(10)	(10)	—
Net realized short-term gains, Class A	—	—	(2)	—
Net realized short-term gains, Class C	—	—	(1)	—
Net realized short-term gains, Class I	—	—	(8)	—

Decrease in net assets from distributions to shareholders	(22)	(13)	(22)	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(53)	166	139	152
Change in net assets from share transactions, Class C	25	120	46	100
Change in net assets from share transactions, Class I	17	810	95	800

Increase (decrease) in net assets from share transactions	(11)	1,096	280	1,052

Net increase (decrease) in net assets	5	1,037	249	1,193

Net Assets
Beginning of fiscal year	1,037	—	1,193	—

End of fiscal year	$1,042	$1,037	$1,442	$1,193

Accumulated undistributed net investment income (loss) at end of fiscal year	$1	$— (1)	$14	$4

(1) Amount is less than $500.

See Notes to Financial Statements

51

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Dynamic AlphaSector® Fund		Global Premium AlphaSector® Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(4,830)	$2,249	$834	$168
Net realized gain (loss)	154,804	(5,958)	15,899	3,515
Net change in unrealized appreciation (depreciation)	116,010	130,600	(3,898)	8,020

Increase (decrease) in net assets resulting from operations	265,984	126,891	12,835	11,703

From Distributions to Shareholders
Net investment income, Class A	—	(1,254)	(129)	(171)
Net investment income, Class C	—	—	—	(5)
Net investment income, Class I	—	(1,627)	(179)	(94)
Net realized short-term gains, Class A	—	—	(1,574)	(184)
Net realized short-term gains, Class C	—	—	(1,227)	(115)
Net realized short-term gains, Class I	—	—	(1,115)	(101)
Net realized long-term gains, Class A	—	—	(123)	—
Net realized long-term gains, Class C	—	—	(96)	—
Net realized long-term gains, Class I	—	—	(87)	—
Tax Return of Capital, Class A	—	(593)	—	—
Tax Return of Capital, Class C	—	(162)	—	—
Tax Return of Capital, Class I	—	(743)	—	—

Decrease in net assets from distributions to shareholders	—	(4,379)	(4,530)	(670)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(45,309)	498,319	15,714	23,979
Change in net assets from share transactions, Class B	(4)	(42)	—	—
Change in net assets from share transactions, Class C	240,321	221,358	25,459	20,113
Change in net assets from share transactions, Class I	588,058	577,651	58,239	16,830

Increase (decrease) in net assets from share transactions	783,066	1,297,286	99,412	60,922

Net increase (decrease) in net assets	1,049,050	1,419,798	107,717	71,955

Net Assets
Beginning of fiscal year	1,669,144	249,346	139,817	67,862

End of fiscal year	$2,718,194	$1,669,144	$247,534	$139,817

Accumulated undistributed net investment income (loss) at end of fiscal year	$—	$—	$526	$—

(1) Amount is less than $500.

See Notes to Financial Statements

52

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Herzfeld Fund			Premium AlphaSector® Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$442	$103		$21,879	$30,992
Net realized gain (loss)	546	106		999,509	125,067
Net change in unrealized appreciation (depreciation)	709	(269)		(48,648)	493,185

Increase (decrease) in net assets resulting from operations	1,697	(60)		972,740	649,244

From Distributions to Shareholders
Net investment income, Class A	(182)	(35)		(6,111)	(11,572)
Net investment income, Class C	(209)	(42)		—	(1,256)
Net investment income, Class I	(86)	(41)		(15,369)	(17,821)
Net realized short-term gains, Class A	(20)	(1)		(42,252)	—
Net realized short-term gains, Class C	(37)	(—	)(1)	(29,718)	—
Net realized short-term gains, Class I	(12)	(1)		(56,898)	—
Net realized long-term gains, Class A	(8)	(—	)(1)	(16,551)	—
Net realized long-term gains, Class C	(15)	(—	)(1)	(11,641)	—
Net realized long-term gains, Class I	(5)	(—	)(1)	(22,288)	—

Decrease in net assets from distributions to shareholders	(574)	(120)		(200,828)	(30,649)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	5,951	2,876		(150,111)	395,391
Change in net assets from share transactions, Class C	5,063	4,960		508,692	404,585
Change in net assets from share transactions, Class I	1,516	744		917,705	836,994

Increase (decrease) in net assets from share transactions	12,530	8,580		1,276,286	1,636,970

Net increase (decrease) in net assets	13,653	8,400		2,048,198	2,255,565

Net Assets
Beginning of fiscal year	9,624	1,224		5,825,318	3,569,753

End of fiscal year	$23,277	$9,624		$7,873,516	$5,825,318

Accumulated undistributed net investment income (loss) at end of fiscal year	$6	$—		$6,248	$6,317

(1) Amount is less than $500.

See Notes to Financial Statements

53

VIRTUS DYNAMIC ALPHASECTOR® FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$265,984

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	6,412,360
Purchase of investments	(7,408,122)
Proceeds from securities sold short	1,421,246
Purchases to cover short positions	(1,378,176)
Net proceeds from sales of short-term securities	2,698
Net change in unrealized (appreciation)/depreciation	(116,010)
Net realized (gains)/loss from sales of investments	(235,005)
Net realized (gains)/loss from sales of securities sold short	80,207
(Increase)/Decrease in deposits with broker for borrowings	(141,878)
(Increase)/Decrease in dividends and interest receivable	14
(Increase)/Decrease in securities sold receivable	1,827
(Increase)/Decrease in prepaid expenses	(22)
(Increase)/Decrease in prepaid trustee retainer	(9)
(Increase)/Decrease in tax reclaim receivable	2
(Increase)/Decrease in purchases payable	(23,877)
Increase/(Decrease) in Trustees’ fees and expenses payable	1
Increase/(Decrease) in professional fees payable	3
Increase/(Decrease) in investment advisory fee payable	1,836
Increase/(Decrease) in distribution and service fees payable	289
Increase/(Decrease) in administration fee payable	116
Increase/(Decrease) in transfer agent fees and expenses payable	395
Increase/(Decrease) in other accrued expenses payable	46

Cash used for operating activities	(1,116,075)

Cash provided by (used) for financing activities:
Proceeds of borrowings	896,980
Repayment of borrowings	(1,306,790)
Proceeds from shares sold	1,715,579
Shares redeemed	(913,188)
Securities lending	727,366

Cash provided by financing activities:	1,119,947

Net increase (decrease) in cash	3,872

Cash:
Cash and foreign currency at beginning of period	5,462

Cash and foreign currency at end of period	$9,334

Cash flow information:
Cash paid during the period for interest	$5,337

(1) Amount less than $500.

See Notes to Financial Statements

54

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Allocator Premium
AlphaSector® Fund
Class A
10/1/13 to 9/30/14	$11.28	0.10	0.69	0.79	(0.07)	(0.15)	(0.22)	0.57	$11.85	6.97%		$143,765	1.62	%(12)	1.62	%(12)	0.83%	337%
10/1/12 to 9/30/13	10.67	0.06	0.62	0.68	(0.05)	(0.02)	(0.07)	0.61	11.28	6.39		114,697	1.64	(12)	1.64	(12)	0.51	275
10/1/11 to 9/30/12	9.69	0.09	0.98	1.07	(0.09)	—	(0.09)	0.98	10.67	11.08		66,122	1.73		1.70		0.84	211
3/15/11(6) to 9/30/11	10.00	0.07	(0.38)	(0.31)	—	—	—	(0.31)	9.69	(3.10	)(4)	12,232	1.75	(3)	2.17	(3)	1.35 (3)	153 (4)

Class C
10/1/13 to 9/30/14	$11.19	0.01	0.68	0.69	—	(0.15)	(0.15)	0.54	$11.73	6.15%		$331,980	2.35	%(12)	2.37	%(12)	0.09%	337%
10/1/12 to 9/30/13	10.60	(0.02)	0.63	0.61	—	(0.02)	(0.02)	0.59	11.19	5.71		230,459	2.37	(12)	2.39	(12)	(0.23)	275
10/1/11 to 9/30/12	9.66	0.02	0.96	0.98	(0.04)	—	(0.04)	0.94	10.60	10.13		131,330	2.45		2.45		0.16	211
3/15/11(6) to 9/30/11	10.00	0.02	(0.36)	(0.34)	—	—	—	(0.34)	9.66	(3.40	)(4)	32,390	2.50	(3)	2.85	(3)	0.43 (3)	153 (4)

Class I
10/1/13 to 9/30/14	$11.31	0.13	0.69	0.82	(0.10)	(0.15)	(0.25)	0.57	$11.88	7.20%		$316,599	1.37	%(12)	1.37	%(12)	1.06%	337%
10/1/12 to 9/30/13	10.69	0.08	0.63	0.71	(0.07)	(0.02)	(0.09)	0.62	11.31	6.70		248,984	1.39	(12)	1.39	(12)	0.74	275
10/1/11 to 9/30/12	9.71	0.12	0.96	1.08	(0.10)	—	(0.10)	0.98	10.69	11.24		146,634	1.49		1.46		1.17	211
3/15/11(6) to 9/30/11	10.00	0.10	(0.39)	(0.29)	—	—	—	(0.29)	9.71	(2.90	)(4)	19,131	1.50	(3)	2.01	(3)	1.82 (3)	153 (4)
AlphaSector®
Rotation Fund
Class A
10/1/13 to 9/30/14	$13.87	0.15	2.25	2.40	(0.13)	(0.93)	(1.06)	1.34	$15.21	17.81%		$316,571	0.98%		0.98%		1.02%	129%
10/1/12 to 9/30/13	12.15	0.17	2.11	2.28	(0.17)	(0.39)	(0.56)	1.72	13.87	19.63		257,492	1.00		1.00		1.29	123
10/1/11 to 9/30/12	10.67	0.14	1.68	1.82	(0.12)	(0.22)	(0.34)	1.48	12.15	17.51		199,268	1.02		1.02		1.22	190
10/1/10 to 9/30/11	10.18	0.11	0.54	0.65	(0.16)	—	(0.16)	0.49	10.67	6.20		184,613	1.04		1.04		0.97	134
10/1/09 to 9/30/10	9.34	0.14	0.76	0.90	(0.06)	—	(0.06)	0.84	10.18	9.63		192,375	1.06		1.06		1.41	245

Class C
10/1/13 to 9/30/14	$13.73	0.04	2.21	2.25	(0.03)	(0.93)	(0.96)	1.29	$15.02	16.89%		$296,160	1.73%		1.73%		0.28%	129%
10/1/12 to 9/30/13	12.03	0.07	2.10	2.17	(0.08)	(0.39)	(0.47)	1.70	13.73	18.80		217,861	1.74		1.75		0.57	123
10/1/11 to 9/30/12	10.56	0.06	1.67	1.73	(0.04)	(0.22)	(0.26)	1.47	12.03	16.60		157,461	1.75		1.77		0.53	190
10/1/10 to 9/30/11	10.09	0.04	0.52	0.56	(0.09)	—	(0.09)	0.47	10.56	5.49		144,813	1.71		1.79		0.33	134
10/1/09 to 9/30/10	9.29	0.07	0.75	0.82	(0.02)	—	(0.02)	0.80	10.09	8.79		133,453	1.81		1.81		0.68	245

Class I
10/1/13 to 9/30/14	$13.87	0.19	2.25	2.44	(0.17)	(0.93)	(1.10)	1.34	$15.21	18.08%		$313,147	0.73%		0.73%		1.29%	129%
10/1/12 to 9/30/13	12.15	0.20	2.11	2.31	(0.20)	(0.39)	(0.59)	1.72	13.87	19.92		173,096	0.75		0.75		1.56	123
10/1/11 to 9/30/12	10.67	0.17	1.68	1.85	(0.15)	(0.22)	(0.37)	1.48	12.15	17.71		122,198	0.77		0.77		1.53	190
10/1/10 to 9/30/11	10.18	0.14	0.54	0.68	(0.19)	—	(0.19)	0.49	10.67	6.56		85,585	0.82		0.82		1.26	134
10/1/09(6) to 9/30/10	9.11	0.20	0.94	1.14	(0.07)	—	(0.07)	1.07	10.18	12.63	(4)	112,132	0.83	(3)	0.83	(3)	2.04 (3)	245

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

55

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Alternatives
Diversifier Fund
Class A
10/1/13 to 9/30/14	$10.97	0.15	0.07	0.25	0.47	(0.13)		(0.13)	0.34	$11.31	4.28%	$39,076	0.65%		0.65%	1.32%	27%
10/1/12 to 9/30/13	11.10	0.21	—	(0.13)	0.08	(0.21)	—	(0.21)	(0.13)	10.97	0.73	51,339	0.58	(7)	0.63	1.93	24
10/1/11 to 9/30/12	9.68	0.10	—	1.38	1.48	(0.06)	—	(0.06)	1.42	11.10	15.37	65,463	0.45		0.65	0.95	29
10/1/10 to 9/30/11(11)	10.05	0.21	0.07	(0.49)	(0.21)	(0.16)	—	(0.16)	(0.37)	9.68	(2.12)	79,103	0.45		0.65	1.96	18
10/1/09 to 9/30/10	9.43	0.18	0.02	0.64	0.84	(0.22)	—	(0.22)	0.62	10.05	8.91	115,081	0.45		0.75	1.87	4

Class C
10/1/13 to 9/30/14	$10.83	0.07	0.07	0.25	0.39	(0.01)		(0.01)	0.38	$11.21	3.47%	$38,005	1.40%		1.40%	0.58%	27%
10/1/12 to 9/30/13	10.93	0.13	—	(0.13)	—	(0.10)	—	(0.10)	(0.10)	10.83	(0.05)	44,850	1.33	(7)	1.38	1.22	24
10/1/11 to 9/30/12	9.55	0.02	—	1.36	1.38	—	—	—	1.38	10.93	14.45	57,336	1.20		1.40	0.20	29
10/1/10 to 9/30/11(11)	9.95	0.13	0.07	(0.48)	(0.28)	(0.12)	—	(0.12)	(0.40)	9.55	(2.82)	66,411	1.20		1.40	1.20	18
10/1/09 to 9/30/10	9.34	0.10	0.02	0.64	0.76	(0.15)	—	(0.15)	0.61	9.95	8.06	85,330	1.20		1.50	1.07	4

Class I
10/1/13 to 9/30/14	$10.98	0.18	0.08	0.24	0.50	(0.18)		(0.18)	0.32	$11.30	4.52%	$47,949	0.40%		0.40%	1.56%	27%
10/1/12 to 9/30/13	11.12	0.16	—	(0.05)	0.11	(0.25)	—	(0.25)	(0.14)	10.98	1.00	111,396	0.36	(7)	0.38	1.48	24
10/1/11 to 9/30/12	9.70	0.13	—	1.38	1.51	(0.09)	—	(0.09)	1.42	11.12	15.63	37,590	0.20		0.40	1.21	29
10/1/10 to 9/30/11(11)	10.06	0.23	0.06	(0.48)	(0.19)	(0.17)	—	(0.17)	(0.36)	9.70	(1.89)	36,495	0.20		0.39	2.16	18
10/1/09(6) to 9/30/10	9.27	0.18	0.01	0.84	1.03	(0.24)	—	(0.24)	0.79	10.06	11.11 (4)	31,732	0.20	(3)	0.51 (3)	1.83 (3)	4

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

56

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Disciplined Equity
Style Fund
Class A
10/1/13 to 9/30/14	$12.47	(0.07)	1.51	1.44	—	(0.78)	(0.78)	0.66	$13.13	11.77%		$594	1.60%		4.97%		(0.56)%		220%
12/18/12(6) to 9/30/13	10.00	—	2.55	2.55	(0.08)	— (5)	(0.08)	2.47	12.47	25.75	(4)	326	1.60	(3)	7.63	(3)	0.02	(3)	447	(4)

Class C
10/1/13 to 9/30/14	$12.40	(0.17)	1.50	1.33	—	(0.78)	(0.78)	0.55	$12.95	10.91%		$300	2.35%		5.76%		(1.32)%		220%
12/18/12(6) to 9/30/13	10.00	(0.05)	2.53	2.48	(0.08)	— (5)	(0.08)	2.40	12.40	25.02	(4)	237	2.35	(3)	8.53	(3)	(0.51	)(3)	447	(4)

Class I
10/1/13 to 9/30/14	$12.49	(0.04)	1.52	1.48	—	(0.78)	(0.78)	0.70	$13.19	12.09%		$1,135	1.35%		4.74%		(0.33)%		220%
12/18/12(6) to 9/30/13	10.00	0.05	2.52	2.57	(0.08)	— (5)	(0.08)	2.49	12.49	25.96	(4)	1,012	1.35	(3)	7.87	(3)	0.59	(3)	447	(4)
Disciplined Select
Bond Fund
Class A
10/1/13 to 9/30/14	$9.44	0.19	0.15	0.34	(0.19)		(0.19)	0.15	$9.59	3.59%		$108	1.40%		7.28%		2.02%		1,126%
12/18/12(6) to 9/30/13	10.00	0.11	(0.57)	(0.46)	(0.10)	—	(0.10)	(0.56)	9.44	(4.53	)(4)	157	1.40	(3)	9.27	(3)	1.46	(3)	401	(4)

Class C
10/1/13 to 9/30/14	$9.44	0.11	0.15	0.26	(0.13)		(0.13)	0.13	$9.57	2.73%		$140	2.15%		8.57%		1.19%		1,126%
12/18/12(6) to 9/30/13	10.00	0.05	(0.54)	(0.49)	(0.07)	—	(0.05)	(0.56)	9.44	(4.95	)(4)	114	2.15	(3)	10.14	(3)	0.70	(3)	401	(4)
Class I
10/1/13 to 9/30/14	$9.45	0.21	0.14	0.35	(0.21)		(0.21)	0.14	$9.59	3.75%		$794	1.15%		7.35%		2.22%		1,126%
12/18/12(6) to 9/30/13	10.00	0.13	(0.55)	(0.42)	(0.13)	—	(0.13)	(0.55)	9.45	(4.28	)(4)	766	1.15	(3)	9.18	(3)	1.71	(3)	401	(4)
Disciplined Select
Country Fund
Class A
10/1/13 to 9/30/14	$11.34	0.25	(0.21)	0.04	(0.06)	(0.14)	(0.20)	(0.16)	$11.18	0.29%		$299	1.70%		6.45%		2.09%		217%
12/18/12(6) to 9/30/13	10.00	0.03	1.31	1.34	—	—	—	1.34	11.34	13.40	(4)	171	1.70	(3)	8.97	(3)	0.38	(3)	115	(4)

Class C
10/1/13 to 9/30/14	$11.28	0.11	(0.16)	(0.05)	—	(0.14)	(0.14)	(0.19)	$11.09	(0.51)%		$156	2.45%		7.16%		0.94%		217%
12/18/12(6) to 9/30/13	10.00	(0.04)	1.32	1.28	—	—	—	1.28	11.28	12.80	(4)	113	2.45	(3)	9.87	(3)	(0.55	)(3)	115	(4)

Class I
10/1/13 to 9/30/14	$11.37	0.19	(0.12)	0.07	(0.09)	(0.14)	(0.23)	(0.16)	$11.21	0.48%		$987	1.45%		6.17%		1.65%		217%
12/18/12(6) to 9/30/13	10.00	0.04	1.33	1.37	—	—	—	1.37	11.37	13.70	(4)	909	1.45	(3)	8.87	(3)	0.46	(3)	115	(4)

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

57

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Expenses (including dividends and interest on short sales after expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Expenses (including dividends and interest on short sales before expense waivers and reimburse ments) to Average Net Assets(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Dynamic AlphaSector®
Fund
Class A
10/1/13 to 9/30/14	$11.73	(0.03)	1.59	1.56	—	—	—	—	1.56	$13.29	13.30%	$721,407	2.68	%(7)(9)	2.68	%(9)	(0.23)%		233%
10/1/12 to 9/30/13	9.90	0.03	1.87	1.90	(0.04)	—	(0.03)	(0.07)	1.83	11.73	19.32	660,921	2.73	(7)(9)	2.83	(9)	0.27		137
10/1/11 to 9/30/12	9.09	0.08	0.73	0.81	—	—	—	—	0.81	9.90	8.91	109,724	2.78	(9)	3.06	(9)	0.86		165
10/1/10 to 9/30/11	10.57	(0.28)	(0.91)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	9.09	(11.59)	6,615	4.35		4.65		(2.79)		186
10/1/09 to 9/30/10	10.50	(0.25)	0.32	0.07	—	—	—	—	0.07	10.57	0.67	17,556	3.76	(7)	4.04		(2.33)		155

Class B
10/1/13 to 9/30/14	$10.94	(0.12)	1.48	1.36	—	—	—	—	1.36	$12.30	12.43%	$144	3.44	%(7)(9)	3.44	%(9)	(0.99)%		233%
10/1/12 to 9/30/13	9.24	(0.07)	1.77	1.70	—	—	—	—	1.70	10.94	18.40	130	3.41	(7)(9)	3.52	(9)	(0.71)		137
10/1/11 to 9/30/12	8.54	(0.19)	0.89	0.70	—	—	—	—	0.70	9.24	8.20	150	4.23	(9)	4.81	(9)	(2.19)		165
10/1/10 to 9/30/11	10.04	(0.33)	(0.88)	(1.21)	—	(0.29)	—	(0.29)	(1.50)	8.54	(12.42)	260	5.02		5.32		(3.49)		186
10/1/09 to 9/30/10	10.06	(0.32)	0.30	(0.02)	—	—	—	—	(0.02)	10.04	(0.20)	670	4.55	(7)	4.83		(3.15)		155

Class C
10/1/13 to 9/30/14	$10.88	(0.11)	1.47	1.36	—	—	—	—	1.36	$12.24	12.50%	$546,986	3.44	%(7)(9)	3.44	%(9)	(0.87)%		233%
10/1/12 to 9/30/13	9.21	(0.04)	1.74	1.70	—	—	(0.03)	(0.03)	1.67	10.88	18.48	263,722	3.52	(7)(9)	3.62	(9)	(0.38)		137
10/1/11 to 9/30/12	8.52	0.01	0.68	0.69	—	—	—	—	0.69	9.21	8.10	27,123	3.61	(9)	3.91	(9)	0.12		165
10/1/10 to 9/30/11	10.00	(0.33)	(0.86)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	8.52	(12.26)	2,330	5.07		5.38		(3.50)		186
10/1/09 to 9/30/10	10.02	(0.32)	0.30	(0.02)	—	—	—	—	(0.02)	10.00	(0.20)	4,249	4.62	(7)	4.90		(3.17)		155

Class I
10/1/13 to 9/30/14	$11.84	0.01	1.60	1.61	—	—	—	—	1.61	$13.45	13.60%	$1,449,657	2.43	%(7)(9)	2.43	%(9)	0.11%		233%
10/1/12 to 9/30/13	9.98	0.06	1.89	1.95	(0.06)	—	(0.03)	(0.09)	1.86	11.84	19.67	744,371	2.49	(7)(9)	2.59	(9)	0.50		137
10/1/11 to 9/30/12	9.12	0.05	0.81	0.86	—	—	—	—	0.86	9.98	9.43	112,349	2.78	(9)	3.06	(9)	0.49		165
10/1/10 to 9/30/11	10.58	(0.25)	(0.92)	(1.17)	—	(0.29)	—	(0.29)	(1.46)	9.12	(11.47)	27,976	4.03		4.33		(2.48)		186
10/1/09(6) to 9/30/10	10.49	(0.23)	0.32	0.09	—	—	—	—	0.09	10.58	0.95 (4)	70,434	3.69	(3)(7)	3.97	(3)	(2.20	)(3)	155

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

58

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Premium AlphaSector®
Fund
Class A
10/1/13 to 9/30/14	$11.76	0.07	0.91	0.98	(0.02)	(0.30)	(0.32)	0.66	$12.42	8.43%		$75,879	1.66	%(10)	1.65%		0.55%	205%
10/1/12 to 9/30/13	10.56	0.04	1.26	1.30	(0.06)	(0.04)	(0.10)	1.20	11.76	12.32		56,689	1.75	(10)	1.71		0.33	194
10/1/11 to 9/30/12	9.42	0.08	1.12	1.20	(0.06)	—	(0.06)	1.14	10.56	12.75		27,699	1.75		1.78		0.83	258
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.62	)(4)	5,467	1.75	(3)	2.88	(3)	1.23 (3)	199	(4)

Class C
10/1/13 to 9/30/14	$11.64	(0.02)	0.92	0.90	—	(0.30)	(0.30)	0.60	$12.24	7.69%		$72,013	2.37	%(10)	2.40%		(0.17)%	205%
10/1/12 to 9/30/13	10.50	(0.05)	1.25	1.20	(0.02)	(0.04)	(0.06)	1.14	11.64	11.52		44,239	2.48	(10)	2.46		(0.42)	194
10/1/11 to 9/30/12	9.40	— (5)	1.12	1.12	(0.02)	—	(0.02)	1.10	10.50	12.04		21,051	2.50		2.53		0.01	258
3/15/11(6) to 9/30/11	10.00	0.01	(0.61)	(0.60)	— (5)	—	—	(0.60)	9.40	(6.09	)(4)	4,885	2.50	(3)	3.81	(3)	0.17 (3)	199	(4)

Class I
10/1/13 to 9/30/14	$11.80	0.10	0.92	1.02	(0.05)	(0.30)	(0.35)	0.67	$12.47	8.68%		$99,642	1.44	%(10)	1.41%		0.80%	205%
10/1/12 to 9/30/13	10.58	0.07	1.25	1.32	(0.06)	(0.04)	(0.10)	1.22	11.80	12.59		38,889	1.50	(10)	1.46		0.58	194
10/1/11 to 9/30/12	9.42	0.09	1.14	1.23	(0.07)	—	(0.07)	1.16	10.58	13.15		19,112	1.50		1.52		0.90	258
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.59	)(4)	9,565	1.50	(3)	2.85	(3)	1.37 (3)	199	(4)
Herzfeld Fund
Class A
10/1/13 to 9/30/14	$10.45	0.34	1.02	1.36	(0.36)	(0.08)	(0.44)	0.92	$11.37	13.21%		$9,212	1.60%		1.93%		3.04%	53%
10/1/12 to 9/30/13	10.21	0.33	0.18	0.51	(0.26)	(0.01)	(0.27)	0.24	10.45	5.10		2,917	1.60		2.60		3.13	22
9/5/12(6) to 9/30/12	10.00	0.04	0.17	0.21	—	—	—	0.21	10.21	2.10	(4)	105	1.60	(3)	37.91	(3)	5.93	3	(4)

Class C
10/1/13 to 9/30/14	$10.43	0.26	1.01	1.27	(0.28)	(0.08)	(0.36)	0.91	$11.34	12.34%		$10,624	2.35%		2.70%		2.35%	53%
10/1/12 to 9/30/13	10.21	0.25	0.19	0.44	(0.21)	(0.01)	(0.22)	0.22	10.43	4.36		4,942	2.35		3.25		2.40	22
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10	(4)	102	2.35	(3)	38.62	(3)	5.21	3	(4)

Class I
10/1/13 to 9/30/14	$10.46	0.38	1.01	1.39	(0.38)	(0.08)	(0.46)	0.93	$11.39	13.54%		$3,441	1.35%		1.71%		3.40%	53%
10/1/12 to 9/30/13	10.21	0.09	0.46	0.55	(0.29)	(0.01)	(0.30)	0.25	10.46	5.41		1,765	1.35		3.71		0.86	22
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10	(4)	1,017	1.35	(3)	38.61	(3)	4.39	3	(4)

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

59

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Premium AlphaSector®
Fund
Class A
10/1/13 to 9/30/14	$15.52	0.06	2.29	2.35	(0.04)	(0.44)	(0.48)	1.87	$17.39	15.31%		$2,044,955	1.61	%(12)	1.61%		0.36%		227%
10/1/12 to 9/30/13	13.43	0.11	2.09	2.20	(0.11)	—	(0.11)	2.09	15.52	16.50		1,937,456	1.62	(12)	1.62		0.75		140
10/1/11 to 9/30/12	11.69	0.10	1.73	1.83	(0.09)	—	(0.09)	1.74	13.43	15.74		1,323,109	1.64		1.64		0.80		297
10/1/10 to 9/30/11	11.17	0.10	0.52	0.62	(0.08)	(0.02)	(0.10)	0.52	11.69	5.47		958,603	1.67	(10)	1.67		0.80		247
7/1/10(6) to 9/30/10	10.00	0.12	1.05	1.17	—	—	—	1.17	11.17	11.70	(4)	88,916	1.70	(3)	1.83	(3)	4.64	(3)	47	(4)

Class C
10/1/13 to 9/30/14	$15.39	(0.06)	2.27	2.21	—	(0.44)	(0.44)	1.77	$17.16	14.48%		$1,988,290	2.36	%(12)	2.36%		(0.38)%		227%
10/1/12 to 9/30/13	13.34	—	2.07	2.07	(0.02)	—	(0.02)	2.05	15.39	15.55		1,307,857	2.37	(12)	2.37		0.02		140
10/1/11 to 9/30/12	11.62	0.01	1.72	1.73	(0.01)	—	(0.01)	1.72	13.34	14.91		767,602	2.38		2.39		0.09		297
10/1/10 to 9/30/11	11.15	0.02	0.51	0.53	(0.04)	(0.02)	(0.06)	0.47	11.62	4.68		457,630	2.38	(10)	2.42		0.13		247
7/1/10(6) to 9/30/10	10.00	0.09	1.06	1.15	—	—	—	1.15	11.15	11.50	(4)	29,864	2.45	(3)	2.67	(3)	3.51	(3)	47	(4)

Class I
10/1/13 to 9/30/14	$15.54	0.10	2.30	2.40	(0.08)	(0.44)	(0.52)	1.88	$17.42	15.61%		$3,840,271	1.36	%(12)	1.36%		0.62%		227%
10/1/12 to 9/30/13	13.45	0.15	2.08	2.23	(0.14)	—	(0.14)	2.09	15.54	16.75		2,580,005	1.37	(12)	1.37		1.02		140
10/1/11 to 9/30/12	11.71	0.14	1.72	1.86	(0.12)	—	(0.12)	1.74	13.45	15.98		1,479,042	1.39		1.39		1.10		297
10/1/10 to 9/30/11	11.17	0.14	0.52	0.66	(0.10)	(0.02)	(0.12)	0.54	11.71	5.78		754,415	1.42	(10)	1.42		1.09		247
7/1/10(6) to 9/30/10	10.00	0.11	1.06	1.17	—	—	—	1.17	11.17	11.70	(4)	24,549	1.45	(3)	1.75	(3)	4.02	(3)	47	(4)
Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	The effect of interest expense due to leverage, as well as dividends and interest expense on securities sold short, increased the expense ratio by the following:

10/1/13 to 9/30/14	0.45%
10/1/12 to 9/30/13	0.38%
10/1/11 to 9/30/12	0.63%
If interest and dividends were excluded the ratio would be lower.
(10)	See Note 3C in the Notes to Financial Statements for information on recapture of expense previously waived.
(11)	Effective December 1, 2010, the Adviser has discontinued charging an advisory fee.
(12)	The Fund is currently under its expense limitation.

See Notes to Financial Statements

60

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which ten (each a “Fund”) are reported in this annual report.

The Funds’ investment objectives are outlined in their respective Summary pages.

All of the Funds offer Class A shares, Class C shares, and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions, (For more information regarding Qualifying Transactions, refer to the prospectus.) Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each Class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities)

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds “ETFs”, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

61

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds and exchange-traded funds, are valued as of the close of regular trading on the NYSE, generally 4 pm Eastern time each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Short Sales

($ reported in thousands)

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund

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SEPTEMBER 30, 2014

replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Dynamic AlphaSector® Fund may receive rebate income or be charged a fee on borrowed securities which is under Interest expense on short sales on the Statements of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

H.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, a Fund doing so is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

Effective August 29, 2014, the Dynamic AlphaSector® Fund loans securities through an agreement with JP Morgan Clearing Corp. (“JPMCC”). Under the terms of agreement, the Fund lends directly to JPMCC and in doing so is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral is received in cash which is invested in additional portfolio securities of the Fund. The agreement also provides that the Fund pay a “Spread Fee” on the cash collateral received at a rate equal to the difference between (a) the return payable on such collateral at the reinvestment rate and (b) the cash collateral fee (rebate). The Fund also pays a fee based on the one-week London Interbank Offering Rate (LIBOR) plus a negotiated spread. For the period August 29, 2014 through September 30, 2014, the cost incurred by the Fund is $42 and is disclosed as “Interest expense” on the Statement of Operations.

At September 30, 2014, the following Funds had securities on loan ($ reported in thousands):

	Market Value	Cash Collateral
AlphaSector® Rotation Fund	$1,894	$1,939
Premium AlphaSector® Fund	7,963	8,133
Dynamic AlphaSector® Fund	721,157	727,366

Note	3. Investment Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets (except as otherwise noted) of the following Funds:

	1st $2 Billion	$2 + Billion through $4 Billion	$4 + Billion
Allocator Premium AlphaSector® Fund	1.10%	1.05%	1.00%
Disciplined Equity Style Fund	1.00	0.95	0.90
Disciplined Select Bond Fund	0.80	0.75	0.70
Disciplined Select Country Fund	1.10	1.05	1.00
Global Premium AlphaSector® Fund	1.10	1.05	1.00

	1st $1 Billion	$1 + Billion
AlphaSector® Rotation Fund	0.45%	0.40%
Dynamic AlphaSector® Fund*	1.50	1.40
Herzfeld Fund	1.00	0.95

Premium AlphaSector® Fund – 1.10% of the average daily net assets.

Alternatives Diversifier Fund – the Adviser has discontinued charging an advisory fee.

*	The advisory fee is calculated based on the average daily managed assets (“managed assets” means the total assets of the Fund including any assets attributable to borrowings, minus the Fund’s accrued liabilities other than such borrowings). Beginning February 6, 2013, the advisory fee for this Fund became subject to a performance adjustment, which may increase or decrease the advisory fee based upon how well the Fund has performed relative to the S&P 500® Index (“Index”). The fee rate is adjusted by adding or subtracting 0.10% for each 1.00% of absolute performance by which the Fund’s performance exceeds or lags that of the Index. The maximum performance adjustment may be plus or minus 1.00%. Performance is measured for purposes of the performance adjustment over the most recent 36-month period or such shorter period (but not less than 12 months) if the performance fee has been in effect for less than 36 months. For the year ended September 30, 2014, there was a $(702) of additional advisory fee expense/(income) related to the performance fee adjustment. Such performance adjustment is included in the Investment Advisory Fees in the Statement of Operations.

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B.	Subadvisers

The Subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the Subadvisers and the Fund(s) they serve is as follows:

Fund	Subadviser(s)
Allocator Premium AlphaSector® Fund	FSIA(1)(3), Euclid(4)
AlphaSector® Rotation Fund	FSIA(1)(3), Euclid(4)
Alternatives Diversifier Fund	Euclid(4)
Disciplined Equity Style Fund	Newfound(5)
Disciplined Select Bond Fund	Newfound(5)
Disciplined Select Country Fund	Newfound(5)
Dynamic AlphaSector® Fund	FSAA(2)(3), Euclid(4)
Global Premium AlphaSector® Fund	FSIA(1)(3), Euclid(4)
Herzfeld Fund	Herzfeld(6)
Premium AlphaSector® Fund	FSIA(1)(3), Euclid(4)

(1)	F-Squared Institutional Advisors, LLC (“FSIA”)
(2)	F-Squared Alternative Advisors LLC (“FSAA”)
(3)	FSIA or FSAA (collectively “F-Squared”) provides Euclid with a model portfolio. Final allocations and trading for each Fund are conducted by Euclid based on F-Squared’s recommendations.
(4)	Euclid Advisors, LLC, (“Euclid”) an indirect wholly-owned subsidiary of Virtus.
(5)	Newfound Investments, LLC, an indirect wholly-owned subsidiary of Virtus.
(6)	Thomas J, Herzfeld Advisors, Inc.

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Funds’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired funds fees and expenses, if any), so that such expenses do not exceed the percentages of the Fund’s average daily net asset values as listed below. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class C	Class I
Allocator Premium AlphaSector® Fund	1.75%	2.50%	1.50%
Disciplined Equity Style Fund	1.60	2.35	1.35
Disciplined Select Bond Fund	1.40	2.15	1.15
Disciplined Select Country Fund	1.70	2.45	1.45
Global Premium AlphaSector® Fund	1.75	2.50	1.50
Herzfeld Fund	1.60	2.35	1.35
Premium AlphaSector® Fund	1.70	2.45	1.45

For certain Funds the Adviser may recapture operating expenses waived or reimbursed, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses ($ reported in thousands) may be recaptured by the fiscal year ending:

	Expiration Date
	2015	2016	2017	Total
Alternatives Diversifier Fund	$348	$75	$—	$423
Disciplined Equity Style Fund	—	64	64	128
Disciplined Select Bond Fund	—	64	65	129
Disciplined Select Country Fund	—	64	64	128
Dynamic AlphaSector Fund	205	794	—	999
Herzfeld Fund	25	68	56	149

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2014, it retained net commissions of $1,986 of Class A shares and deferred sales charges of $145, $—(3) and $—(3) for Class A shares, Class B shares and Class C shares respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25%(1) for Class A shares and 1.00%(1)(2) for Class B and Class C shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	The Funds invest in ETFs. In addition to the fees listed the Funds bear their proportionate shares of any distribution and shareholder servicing fees of the ETFs.
(2)	The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.
(3)	Amount is less than $500.

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SEPTEMBER 30, 2014

E.	Administrator and Transfer Agent

Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus serves as the administrator and transfer agent of the Trust.

For the period ended September 30, 2014, the Funds incurred administration fees from the Trust totaling $11,261 which are included in the Statements of Operations.

For the period ended September 30, 2014, the Funds incurred transfer agent fees from the Trust totaling $13,075 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

At September 30, 2014, Virtus and its affiliates, BMO Bankcorp. (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Disciplined Equity Style Fund
Class A	10,704	$141
Class C	10,707	139
Class I	85,632	1,129
Disciplined Select Bond Fund
Class A	10,313	99
Class C	10,202	98
Class I	82,845	794
Disciplined Select Country Fund
Class A	10,172	114
Class C	10,120	112
Class I	81,533	914
Herzfeld Fund
Class A	10,684	121
Class C	10,556	120
Class I	85,825	978
Premium AlphaSector™ Fund
Class A	3,185	55
Class C	250	4

G.	Investments in Affiliates

A summary of the Alternatives Diversifier Fund’s total long-term and short-term purchases and sales of the Class I shares of the affiliated underlying funds(1) during the period ended September 30, 2014 is as follows:

	Value, beginning of fiscal year	Purchases(2)	Sales Proceeds
Global Commodities Stock Fund	$26,306	$8,000	$18,595
Global Dividend Fund	45,577	2,656	28,294
Global Real Estate Securities Fund	13,875	334	4,775
International Real Estate Securities Fund	17,742	5,617	11,400
Real Estate Securities Fund	17,859	4,842	10,210
Senior Floating Rate Fund	23,205	6,043	17,645

	$144,564	$27,492	$90,919

	Value, end of fiscal year	Dividend Income	Distributions of Realized Gains
Global Commodities Stock Fund	$14,721	$—	$—
Global Dividend Fund	24,548	1,556	—
Global Real Estate Securities Fund	10,582	238	96
International Real Estate Securities Fund	13,051	418	—
Real Estate Securities Fund	13,261	239	1,003
Senior Floating Rate Fund	11,606	694	—

	$87,769	$3,145	$1,099

(1)	The Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2014, the Fund was the owner of record of approximately 88% of the Global Commodities Stock Fund, 31% of the International Real Estate Securities Fund, 20% of the Global Real Estate Securities Fund, and 17% of the Global Dividend Fund.
(2)	Includes reinvested dividends from income and capital gain distributions.

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SEPTEMBER 30, 2014

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2014, were as follows:

	Purchases	Sales
Allocator Premium AlphaSector® Fund	$2,489,321	$2,295,457
AlphaSector® Rotation Fund	1,213,037	1,046,573
Alternatives Diversifier Fund	45,895	134,208
Disciplined Equity Style Fund	4,309	4,083
Disciplined Select Bond Fund	11,518	11,557
Disciplined Select Country Fund	3,121	2,890
Dynamic AlphaSector Fund	7,408,122	6,412,360
Herzfeld Fund	18,165	7,706
Global Premium AlphaSector® Fund	492,527	401,197
Premium AlphaSector® Fund	17,621,184	16,506,701

	Buy Cover	Short Sales
Dynamic AlphaSector® Fund	$1,378,176	$1,421,246

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SEPTEMBER 30, 2014

Note	5. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Allocator Premium AlphaSector® Fund				AlphaSector® Rotation Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	6,643	$78,209	6,565	$72,792	10,445	$153,503	5,882	$77,208
Reinvestment of distributions	184	2,162	46	493	1,358	19,450	687	8,016
Shares repurchased	(4,863)	(57,724)	(2,645)	(29,311)	(9,546)	(142,419)	(4,402)	(56,066)

Net Increase / (Decrease)	1,964	$22,647	3,966	$43,974	2,257	$30,534	2,167	$29,158

Class C
Sale of shares	12,269	$142,783	10,904	$119,789	5,634	$81,499	4,743	$61,118
Reinvestment of distributions	274	3,169	18	192	866	12,234	369	4,230
Shares repurchased	(4,846)	(56,666)	(2,712)	(29,800)	(2,662)	(38,901)	(2,324)	(29,159)

Net Increase / (Decrease)	7,697	$89,286	8,210	$90,181	3,838	$54,832	2,788	$36,189

Class I
Sale of shares	15,715	$185,802	13,895	$154,327	12,354	$184,057	6,710	$87,620
Reinvestment of distributions	450	5,304	134	1,436	784	11,234	375	4,390
Shares repurchased	(11,539)	(135,309)	(5,731)	(63,710)	(5,027)	(74,190)	(4,660)	(59,901)

Net Increase / (Decrease)	4,626	$55,797	8,298	$92,053	8,111	$121,101	2,425	$32,109

	Alternatives Diversifier Fund				Disciplined Equity Style Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014			From Inception December 18, 2012 to September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES		AMOUNT	SHARES		AMOUNT

Class A
Sale of shares	686	$7,882	750	$8,326	27		$345	27		$289
Reinvestment of distributions	44	492	89	974	2		22	—	(1)	1
Shares repurchased	(1,956)	(22,483)	(2,058)	(22,743)	(10)		(125)	(1)		(11)

Net Increase / (Decrease)	(1,226)	$(14,109)	(1,219)	$(13,443)	19		$242	26		$279

Class C
Sale of shares	211	$2,411	253	$2,785	3		$37	19		$207
Reinvestment of distributions	1	16	31	332	1		15	—	(1)	1
Shares repurchased	(963)	(10,741)	(1,390)	(15,225)	—	(1)	(1)	—	(1)	(1)

Net Increase / (Decrease)	(751)	$(8,314)	(1,106)	$(12,108)	4		$51	19		$207

Class I
Sale of shares	3,719	$42,297	8,421	$94,425	—		$—	80		$805
Reinvestment of distributions	43	491	45	495	5		63	1		7
Shares repurchased	(9,667)	(109,385)	(1,701)	(18,859)	—		—	—		—

Net Increase / (Decrease)	(5,905)	$(66,597)	6,765	$76,061	5		$63	81		$812

(1)	Amount is less than 500.

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SEPTEMBER 30, 2014

	Disciplined Select Bond Fund						Disciplined Select Country Fund
	Year Ended September 30, 2014			From Inception December 18, 2012 to September 30, 2013			Year Ended September 30, 2014			From Inception December 18, 2012 to September 30, 2013
	SHARES		AMOUNT	SHARES		AMOUNT	SHARES		AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	—	(1)	$5	17		$164	18		$207	15	$152
Reinvestment of distributions	—	(1)	3	—	(1)	2	—	(1)	4	—	—
Shares repurchased	(6)		(61)	—		—	(6)		(72)	—	—

Net Increase / (Decrease)	(6)		$(53)	17		$166	12		$139	15	$152

Class C
Sale of shares	2		$23	12		$119	4		$45	10	$100
Reinvestment of distributions	—	(1)	2	—	(1)	1	—	(1)	1	—	—
Shares repurchased	—		—	—		—	—		—	—	—

Net Increase / (Decrease)	2		$25	12		$120	4		$46	10	$100

Class I
Sale of shares	—		$—	80		$800	6		$77	80	$800
Reinvestment of distributions	2		17	1		10	2		18	—	—
Shares repurchased	—		—	—		—	—		—	—	—

Net Increase / (Decrease)	2		$17	81		$810	8		$95	80	$800

	Dynamic AlphaSector® Fund				Global Premium AlphaSector® Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	36,001	$459,530	51,387	$567,419	3,483	$42,832	4,499	$49,646
Reinvestment of distributions	—	—	124	1,293	137	1,674	33	350
Shares repurchased	(38,073)	(504,839)	(6,258)	(70,393)	(2,333)	(28,792)	(2,334)	(26,017)

Net Increase / (Decrease)	(2,072)	$(45,309)	45,253	$498,319	1,287	$15,714	2,198	$23,979

Class B
Sale of shares	4	$42	2	$22	—	—	—	$—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Shares repurchased	(4)	(46)	(6)	(64)	—	—	—	—

Net Increase / (Decrease)	— (1)	$(4)	(4)	$(42)	—	—	—	$—

Class C
Sale of shares	24,796	$292,883	22,213	$230,795	2,528	$30,806	2,120	$23,752
Reinvestment of distributions	— (1)	— (2)	15	138	107	1,299	11	116
Shares repurchased	(4,338)	(52,562)	(933)	(9,575)	(550)	(6,646)	(337)	(3,755)

Net Increase / (Decrease)	20,458	$240,321	21,295	$221,358	2,085	$25,459	1,794	$20,113

Class I
Sale of shares	71,916	$943,464	59,017	$660,499	5,607	$69,477	2,234	$25,190
Reinvestment of distributions	— (1)	— (2)	195	2,034	106	1,295	18	192
Shares repurchased	(27,004)	(355,406)	(7,583)	(84,882)	(1,018)	(12,533)	(763)	(8,552)

Net Increase / (Decrease)	44,912	$588,058	51,629	$577,651	4,695	$58,239	1,489	$16,830

(1)	Amount is less than 500.
(2)	Amount is less than $500.

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SEPTEMBER 30, 2014

	Herzfeld Fund				Premium AlphaSector® Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	547	$6,139	270	$2,890	54,862	$915,782	60,488	$885,745
Reinvestment of distributions	18	203	3	32	3,699	61,192	787	10,779
Shares repurchased	(35)	(391)	(5)	(46)	(65,809)	(1,127,085)	(34,940)	(501,133)

Net Increase / (Decrease)	530	$5,951	268	$2,876	(7,248)	$(150,111)	26,335	$395,391

Class C
Sale of shares	482	$5,281	481	$5,140	43,028	$712,397	37,863	$553,394
Reinvestment of distributions	22	240	4	37	2,071	33,878	77	997
Shares repurchased	(41)	(458)	(21)	(217)	(14,189)	(237,583)	(10,536)	(149,806)

Net Increase / (Decrease)	463	$5,063	464	$4,960	30,910	$508,692	27,404	$404,585

Class I
Sale of shares	149	$1,689	100	$1,063	112,965	$1,913,873	97,169	$1,426,504
Reinvestment of distributions	9	100	4	40	4,322	71,756	920	12,751
Shares repurchased	(25)	(273)	(35)	(359)	(62,865)	(1,067,924)	(42,065)	(602,261)

Net Increase / (Decrease)	133	$1,516	69	$744	54,422	$917,705	56,024	$836,994

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Note	6. 10% Shareholders

As of September 30, 2014, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below.

	% of Shares Outstanding	Number of Accounts
Allocator Premium AlphaSector® Fund	41%	3
Alternatives Diversifier Fund	12	1
Disciplined Equity Style Fund	55	1	*
Disciplined Select Bond Fund	76	1	*
Disciplined Select Country Fund	74	2	*
Dynamic AlphaSector® Fund	23	2
Herzfeld Fund	35	2
Premium AlphaSector® Fund	21	2

*	Includes affiliated shareholder accounts.

Note	7. Credit Risk and Asset Concentration

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors. At September 30, 2014, the Funds did not invest a high percentage of their assets in specific sectors.

Note	8. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, each Trustee has entered into an indemnification agreement with the Trust. In addition in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	9. Exemptive Order

On August 23, 2010, the SEC issued an amended order under Section 12(d) (1) (J) of the 1940 Act granting an exemption from Sections 12(d) (1) (A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including exchange-traded funds, in each case subject to certain conditions.

Note	10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Alternative Book
Allocator Premium AlphaSector® Fund	$779,099	$26,645	$(8,997)	$17,648
Alpha-Sector® Rotation Fund	801,255	137,171	(7,454)	129,717
Alternatives Diversifier Fund	135,182	15,625	(25,687)	(10,062)
Disciplined Equity Style Fund	2,060	8	(45)	(37)
Disciplined Select Bond Fund	1,056	—	(18)	(18)
Disciplined Select Country Fund	1,399	30	(12)	18
Dynamic AlphaSector® Fund - Investments	3,187,189	261,415	(11,502)	249,913
Dynamic AlphaSector® Fund - Short Sales	(302,572)	1,343	(7,154)	(5,811)
Global Premium AlphaSector® Fund	237,080	10,725	(3,374)	7,351
Herzfeld Fund	23,112	694	(238)	456
Premium AlphaSector® Fund	7,232,282	721,373	(77,662)	643,711

The Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2016	2017	2018	2019	No Expiration	Total
Alpha-Sector® Rotation Fund	$—	$—	$720	$—	$—	$720
Alternatives Diversifier Fund	—	—	49,764	—	—	49,764
Disciplined Select Bond Fund	—	—	—	—	17	17
Dynamic AlphaSector® Fund	24	—	—	—	403	427

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

70

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

For the period ended September 30, 2014, the following Funds utilized losses deferred in prior years against current year capital gains:

AlphaSector® Rotation Fund	$360
Alternatives Diversifier Fund	3,639
Dynamic AlphaSector® Fund	1,607

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2014, the Funds deferred and recognized post-October losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Alternatives Diversifier Fund	$—	$—	$1,917	$347
Disciplined Select Bond Fund	—	—	8	—
Dynamic AlphaSector® Fund	—	—	—	4,533

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains
Allocator Premium AlphaSector® Fund	$18,002		$36,829
Alpha-Sector® Rotation Fund	25,830		52,176
Alternatives Diversifier Fund	794		—
Disciplined Equity Style Fund	410		2
Disciplined Select Bond Fund	—	(1)	—
Disciplined Select Country Fund	14		78
Dynamic AlphaSector® Fund	34,159		114,714
Global Premium AlphaSector® Fund	5,578		12,129
Herzfeld Fund	292		216
Premium AlphaSector® Fund	361,284		588,176

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

(1)	Amount is less than $500.

Note	11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2014, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Alpha-Sector® Rotation Fund	$6,338	$(189)	$(6,149)
Alternatives Diversifier Fund	498	(354)	(144)
Disciplined Equity Style Fund	—	10	(10)
Dynamic AlphaSector® Fund	5,950	4,829	(10,779)
Herzfeld Fund	—	41	(41)
Premium AlphaSector® Fund	71,116	(468)	(70,648)

Note	12. Borrowings

($ reported in thousands)

The Dynamic AlphaSector Fund (the “Fund”) employed leverage in the form of borrowing on its long positions in circumstances where the Fund had determined to take long positions representing four or more sectors. The aggregate amount of leverage used by the Fund at any time depended on the number of sectors in which the Fund took a long position, with the maximum amount of leverage used where the Fund took long positions in all nine sectors. In that event, the amount of leverage did not exceed 30% of the Fund’s net assets, including borrowings.

Effective February 6, 2012, the Fund entered into a collateralized loan agreement with Merrill Lynch Professional Clearing Corp. (“prime broker”) to provide margin financing. During the period October 1, 2013 through August 29, 2014, the Fund utilized margin financing for 333 days at an average interest rate of 0.623% and with an average daily borrowing balance during the period of $509,265. In order to attain leveraged exposure, the Fund incurred a cost of Open Fed Funds Rate plus a spread on debit financing. For the period October 1, 2013 through August 29, 2014, these costs amounted to $3,235 and are included within “interest expense” on the Statement of Operations.

Effective August 29, 2014, the Fund terminated this collateralized loan agreement.

71

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Note	13. Recent Accounting Pronouncement

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of agreements and transactions that are considered secured borrowings. The guidance includes expanded disclosure requirements for entities that enter into these types of agreements. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

Note	14. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 12, 2014, Virtus Dynamic AlphaSector® Fund and Virtus Premium AlphaSector® Fund began offering Class R6 Shares.

72

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows (for Virtus Dynamic AlphaSector Fund) and the financial highlights present fairly, in all material respects, the financial position of Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund, Virtus Disciplined Select Country Fund, Virtus Dynamic AlphaSector Fund, Virtus Global Premium AlphaSector Fund, Virtus Herzfeld Fund and Virtus Premium AlphaSector Fund (constituting funds within Virtus Opportunities Trust, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods indicated, cash flows for the Virtus Dynamic AlphaSector Fund for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodians, brokers, and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2014

73

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2014

For the fiscal year ended September 30, 2014, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Allocator Premium AlphaSector® Fund	37%	24%	$36,895
AlphaSector® Rotation Fund	46	45	56,451
Alternatives Diversifier Fund	100	54	—
Disciplined Equity Style Fund	4	4	2
Disciplined Select Country Fund	100	—	78
Dynamic AlphaSector® Fund	100	100	119,298
Global Premium AlphaSector® Fund	57	35	12,138
Herzfeld Fund	31	8	217
Premium AlphaSector® Fund	31	31	635,162

For the fiscal year ended September 30, 2014, the Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands):

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Allocator Premium AlphaSector® Fund	$4,252	$397
Alternatives Diversifier Fund	1,441	99
Disciplined Select Country Fund	43	3
Global Premium AlphaSector® Fund	1,977	188
Herzfeld Fund	58	5

74

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of September 30, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name and Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Keith, Leroy Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Director/Trustee (since 2010), Wells Fargo Funds and their predecessors, Evergreen Funds (1989 to 2010) (137 series); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex (48 portfolios).
McLoughlin, Philip Chairman YOB: 1946 Elected: 1999 68 Funds	Partner (2006 to 2012), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (48 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 52 Funds	Retired; Trustee (since 2001), Virtus Mutual Fund Complex (48 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).
Oates, James M. YOB: 1946 Elected: 2000 55 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (48 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).
Segerson, Richard E. YOB: 1946 Elected: 2000 48 Funds	Retired; Trustee (since 1993), Virtus Mutual Fund Complex (48 portfolios); and Managing Director (since 1998), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies; Trustee (since 2002), Virtus Mutual Fund Complex (48 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name and Year of Birth	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R. YOB: 1964 Elected: 2006 66 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (48 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

75

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth		Position(s) Held with the Trust and Length of Time Served and Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds ; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011).	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2008 to 2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

76

Virtus Allocator Premium AlphaSector® Fund,

Virtus AlphaSector® Rotation Fund,

Virtus Dynamic AlphaSector® Fund,

Virtus Global Premium AlphaSector® Fund,

Virtus Premium AlphaSector® Fund,

each a series of Virtus Opportunities Trust

Supplement dated November 14, 2014 to the Summary and

Statutory Prospectuses and Statement of Additional Information (“SAI”) dated January 28, 2014, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED NOVEMBER 12, 2014 TO THE ABOVE-REFERENCED PROSPECTUS AND SAI. DUE TO MORE RECENT DEVELOPMENTS, THIS SUPPLEMENT PROVIDES REVISED INFORMATION ABOUT PORTFOLIO MANAGEMENT.

IMPORTANT NOTICE TO INVESTORS

The disclosure under “Principal Investment Strategies” in the summary prospectuses of Virtus AlphaSector® Rotation Fund and Virtus Premium AlphaSector® Fund, and in the summary section of each such fund’s statutory prospectus, is hereby amended to remove the reference to the index each such fund seeks to track being published by NASDAQ. This is due to the fact that although the performance of each such index continues to be calculated by NASDAQ, the returns are no longer widely disseminated.

The disclosure under “Portfolio Management” in the summary prospectus of Virtus Allocator Premium AlphaSector® Fund and Virtus Global Premium AlphaSector® Fund, and in the summary section of each such fund’s statutory prospectus, is hereby replaced with the following:

ð	Alexey Panchekha, CFA, PhD, Senior Vice President, Research at F-Squared Institutional, is a manager of the fund. Mr. Panchekha has served as a Portfolio Manager of the fund since November 2014.

ð	Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in March 2011.

The disclosure under “Portfolio Management” in the summary prospectus of Virtus AlphaSector® Rotation Fund, and in the summary section of such fund’s statutory prospectus, is hereby replaced with the following:

ð	Alexey Panchekha, CFA, PhD, Senior Vice President, Research at F-Squared Institutional, is a manager of the fund. Mr. Panchekha has served as a Portfolio Manager of the fund since November 2014.

ð	Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since 2009.

The disclosure under “Portfolio Management” in the summary prospectus of Virtus Dynamic AlphaSector® Fund, and in the summary section of such fund’s statutory prospectus, is hereby amended to add the following:

ð	Alexey Panchekha, CFA, PhD, Senior Vice President, Research at F-Squared Alternative, is a manager of the fund. Mr. Panchekha has served as a Portfolio Manager of the fund since November 2014.

ð	Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since February 2012.

The disclosure under “Portfolio Management” in the summary prospectus of Virtus Premium AlphaSector® Fund, and in the summary section of such fund’s statutory prospectus, is hereby replaced with the following:

ð	Alexey Panchekha, CFA, PhD, Senior Vice President, Research at F-Squared Institutional, is a manager of the fund. Mr. Panchekha has served as a Portfolio Manager of the fund since November 2014.

ð	Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in July 2012.

The information relating to F-Squared Alternative and F-Squared Institutional under “Portfolio Management” beginning on page 200 of the funds’ statutory prospectus is hereby replaced with the following:

Virtus Allocator Premium AlphaSector Fund	Alexey Panchekha (since November 2014)
Virtus AlphaSector Rotation Fund	Alexey Panchekha (since November 2014)
Virtus Dynamic AlphaSector Fund	Alexey Panchekha (since November 2014)
Virtus Global Premium AlphaSector Fund	Alexey Panchekha (since November 2014)
Virtus Premium AlphaSector Fund	Alexey Panchekha (since November 2014)

Virtus Allocator Premium AlphaSector® Fund,

Virtus AlphaSector® Rotation Fund,

Virtus Dynamic AlphaSector® Fund,

Virtus Global Premium AlphaSector® Fund,

Virtus Premium AlphaSector® Fund,

each a series of Virtus Opportunities Trust

Supplement dated November 14, 2014 to the Summary and

Statutory Prospectuses and Statement of Additional Information (“SAI”) dated January 28, 2014, as supplemented (Continued)

Alexey Panchekha, CFA, PhD. Mr. Panchekha is Senior Vice President of F-Squared Alternative and F-Squared Institutional (“F-Squared”). As Portfolio Manager of the above-named funds, he is responsible for providing the model portfolios to Euclid. Prior to F-Squared, he was Senior Vice President of Markov Processes International (2010 to 2012), a provider of investment research and technology within the financial services industry. Prior thereto, he was a Quant Researcher (2009 to 2010), Head of Portfolio Risk Analytics (2006 to 2009) and Senior Software Engineer (2004 to 2006) at Bloomberg. Mr. Panchekha has over 15 years of investment management industry experience.

The information for each of the funds in the “Portfolio Managers” section of the funds’ SAI is hereby replaced with the following:

Fund	Portfolio Managers
Virtus Allocator Premium AlphaSector Fund	Alexey Panchekha Amy Robinson
Virtus AlphaSector Rotation Fund	Alexey Panchekha Amy Robinson
Virtus Dynamic AlphaSector Fund	Alexey Panchekha Amy Robinson
Virtus Global Premium AlphaSector Fund	Alexey Panchekha Amy Robinson
Virtus Premium AlphaSector Fund	Alexey Panchekha Amy Robinson

All other disclosure concerning the funds, including fees and expenses, remains unchanged from their prospectuses and SAI dated January 28, 2014.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT ASFs SAStrat&PMChanges2 (11/2014)

Virtus Dynamic AlphaSector® Fund,

a series of Virtus Opportunities Trust

Supplement dated August 26, 2014 to the

Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 31, 2014

IMPORTANT NOTICE TO INVESTORS

The second paragraph under “Principal Investment Strategies” in the fund’s summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

The fund intends to employ leverage on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. Leverage may be generated through borrowings, cash collateral received under securities lending arrangements, or derivative transactions. The fund intends to take short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of the fund’s net assets, for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the fund may take short positions worth up to 50% of the fund’s net assets, with the remainder of the fund’s assets remaining in cash and cash equivalents.

The following disclosure is hereby added to the fund’s summary prospectus and the summary section of the statutory prospectus under “Principal Risks:”

Derivatives. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

On page 151 of the fund’s statutory prospectus, the third paragraph under “Principal Investment Strategies” is hereby replaced with the following:

The fund intends to employ leverage on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. Leverage may be generated through borrowings, cash collateral received under securities lending arrangements, or derivative transactions. With respect to leverage in the form of borrowings, the aggregate amount of leverage being used by the fund at any time will depend on the number of sectors in which the fund takes a long position, with the maximum amount of leverage being used where the fund takes long positions in all nine sectors. In that event, the amount of leverage utilized for the strategy will not exceed 33-1/3% of the fund’s net assets. With respect to leverage generated through securities lending, to the extent potential borrowers do not wish to borrow the fund’s securities, no cash collateral would be provided to the fund in order to generate leverage.

Additionally, the chart in the section “More Information About Risks Related to Principal Investment Strategies” is hereby amended to include an “X” in the row entitled “Derivatives” to indicate that such risk is applicable to the fund.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/DASF-PIS&RChanges (8/14)

Virtus Herzfeld Fund,

a series of Virtus Opportunities Trust

Supplement dated June 16, 2014 to the

Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 31, 2014, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

The following disclosure hereby corrects and replaces the last sentence of the paragraph under “Portfolio Turnover” in the fund’s summary prospectus and in the summary section of the statutory prospectus: “During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.”

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/HerzfeldPortfolioTurnover (6/14)

FUND MANAGEMENT TABLES (Continued)

(UNAUDITED)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza,

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Text Telephone	1-800-243-1926
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com

8454	11-14

ANNUAL REPORT

Virtus Emerging Markets Debt Fund

Virtus Emerging Markets Equity Income Fund*

Virtus Emerging Markets Small-Cap Fund

Virtus Global Commodities Stock Fund

Virtus Global Dividend Fund

Virtus Global Opportunities Fund

Virtus Global Real Estate Securities Fund

Virtus Greater European Opportunities Fund

Virtus International Equity Fund

Virtus International Real Estate Securities Fund

Virtus International Small-Cap Fund

September 30, 2014 TRUST NAME: VIRTUS OPPORTUNITIES TRUST * Prospectus supplement applicable to this Fund appears at the back of this annual report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)	7	34
Virtus Emerging Markets Equity Income Fund (“Emerging Markets Equity Income Fund”)	9	38
Virtus Emerging Markets Small-Cap Fund (“Emerging Markets Small-Cap Fund”)	11	40
Virtus Global Commodities Stock Fund (“Global Commodities Stock Fund”)	13	41
Virtus Global Dividend Fund (“Global Dividend Fund”)	16	42
Virtus Global Opportunities Fund (“Global Opportunities Fund”)	18	43
Virtus Global Real Estate Securities Fund (“Global Real Estate Securities Fund”)	21	44
Virtus Greater European Opportunities Fund (“Greater European Opportunities Fund”)	24	46
Virtus International Equity Fund (“International Equity Fund”)	27	48
Virtus International Real Estate Securities Fund (“International Real Estate Securities Fund”)	29	50
Virtus International Small-Cap Fund (“International Small-Cap Fund”)	32	51
Statements of Assets and Liabilities		52
Statements of Operations		56
Statements of Changes in Net Assets		60
Financial Highlights		66
Notes to Financial Statements		71
Report of Independent Registered Public Accounting Firm		84
Tax Information Notice		85
Fund Management Tables		86

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report which highlights performance of your fund for the 12 months ended September 30, 2014, including comments from the money manager.

The past 12 months were generally strong for equities, although market volatility increased over the last quarter, driven by geopolitical risks and a slowdown in the global economy. While the economies of Europe, Japan, and China weakened, the U.S. economy accelerated and the U.S. dollar rallied strongly. Broad U.S. equity indexes registered double-digit gains for the 12 months ended September 30, 2014. The S&P 500® Index returned 19.73%, the Dow Jones Industrial AverageSM rose 15.29%, and the

NASDAQ Composite Index® was up 20.61%. By comparison, international equity returns were significantly smaller, including for both developed markets and emerging markets.

In mid-September, the Federal Reserve provided much needed assurance to investors by announcing that it intends to keep interest rates low for a “considerable time” after its bond buying program ends in October. Against this backdrop, the bellwether 10-year U.S. Treasury yield ended at 2.52% on September 30, 2014 compared with 2.64% a year earlier. The broader fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, rose 3.96% for the 12 months ended September 30, 2014.

The uncertain state of the global economy is likely to remain a concern for markets in the months ahead. However, the health of the U.S. economy – including improving hiring, manufacturing, and housing data – gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market volatility is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2014

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2014 to September 30, 2014

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period*
Emerging Markets Debt Fund
Actual
Class A	$1,000.00	$1,032.10	1.35%	$6.88
Class C	1,000.00	1,028.20	2.10	10.68
Class I	1,000.00	1,033.40	1.10	5.61
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.22	1.35	6.85
Class C	1,000.00	1,014.41	2.10	10.66
Class I	1,000.00	1,019.48	1.10	5.58
Emerging Markets Equity Income Fund
Actual
Class A	$1,000.00	$1,025.00	1.75%	$8.88
Class C	1,000.00	1,020.70	2.50	12.66
Class I	1,000.00	1,026.10	1.50	7.62
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.18	1.75	8.88
Class C	1,000.00	1,012.38	2.50	12.69
Class I	1,000.00	1,017.45	1.50	7.61
Emerging Markets Small-Cap Fund
Actual
Class A	$1,000.00	$1,039.30	1.85%	$9.46
Class C	1,000.00	1,035.30	2.60	13.27
Class I	1,000.00	1,040.20	1.60	8.18
Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.68	1.85	9.39
Class C	1,000.00	1,011.87	2.60	13.20
Class I	1,000.00	1,016.95	1.60	8.12
Global Commodities Stock Fund
Actual
Class A	$1,000.00	$927.60	1.65%	$7.97
Class C	1,000.00	924.40	2.40	11.58
Class I	1,000.00	928.00	1.40	6.77
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.69	1.65	8.38
Class C	1,000.00	1,012.88	2.40	12.18
Class I	1,000.00	1,017.96	1.40	7.11
Global Dividend Fund
Actual
Class A	$1,000.00	$1,040.40	1.30%	$6.65
Class C	1,000.00	1,036.20	2.05	10.46
Class I	1,000.00	1,041.00	1.05	5.37
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.47	1.30	6.60
Class C	1,000.00	1,014.66	2.05	10.41
Class I	1,000.00	1,019.74	1.05	5.33
Global Opportunities Fund
Actual
Class A	$1,000.00	$1,020.20	1.48%	$7.50
Class B	1,000.00	1,016.10	2.23	11.27
Class C	1,000.00	1,016.20	2.23	11.27
Class I	1,000.00	1,021.40	1.23	6.23
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.56	1.48	7.51
Class B	1,000.00	1,013.75	2.23	11.32
Class C	1,000.00	1,013.75	2.23	11.32
Class I	1,000.00	1,018.82	1.23	6.24

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2014 to September 30, 2014

Expense Table
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period*
Global Real Estate Securities Fund
Actual
Class A	$1,000.00	$1,034.50	1.40%	$7.14
Class C	1,000.00	1,030.40	2.15	10.94
Class I	1,000.00	1,035.60	1.15	5.87
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.40	7.11
Class C	1,000.00	1,014.15	2.15	10.91
Class I	1,000.00	1,019.23	1.15	5.84
Greater European Opportunities Fund
Actual
Class A	$1,000.00	$942.20	1.45%	$7.06
Class C	1,000.00	938.40	2.20	10.69
Class I	1,000.00	943.60	1.20	5.85
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.71	1.45	7.36
Class C	1,000.00	1,013.90	2.20	11.17
Class I	1,000.00	1,018.98	1.20	6.09
International Equity Fund
Actual
Class A	$1,000.00	$979.30	1.50%	$7.44
Class C	1,000.00	975.30	2.25	11.14
Class I	1,000.00	981.00	1.25	6.21
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.45	1.50	7.61
Class C	1,000.00	1,013.65	2.25	11.42
Class I	1,000.00	1,018.72	1.25	6.35
International Real Estate Securities Fund
Actual
Class A	$1,000.00	$1,038.40	1.50%	$7.66
Class C	1,000.00	1,034.10	2.25	11.47
Class I	1,000.00	1,039.90	1.25	6.39
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.45	1.50	7.61
Class C	1,000.00	1,013.65	2.25	11.42
Class I	1,000.00	1,018.72	1.25	6.35
International Small-Cap Fund
Actual
Class A	$1,000.00	$978.50	1.60%	$7.94
Class C	1,000.00	975.10	2.35	11.64
Class I	1,000.00	980.80	1.35	6.70
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,013.14	2.35	11.93
Class I	1,000.00	1,018.22	1.35	6.85

*	Expenses are equal to the relevant Funds’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Dow Jones Industrial Average

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Exchange-Traded Note (ETN)

A type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed and no principal protections exists. ETNs are traded on a major exchange, such as the NYSE during normal trading hours.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)

The FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net) is a free-float market capitalization-weighted index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

FTSE EPRA/NAREIT Developed Rental Index (net)

The FTSE EPRA/NAREIT Developed Rental Index (net) is a free-float market capitalization-weighted index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/ NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Global Dividend Linked Benchmark

The Global Dividend Linked Benchmark consists of the MSCI World Infrastructure Sector Capped Index, a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy,

KEY INVESTMENT TERMS (Continued)

transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Performance of the Global Dividend Linked Benchmark prior to 9/1/2008 represents an allocation consisting of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

iShares®

Represents shares of an open-end exchange-traded fund.

JPMorgan Corporate Emerging Markets Bond Index (CEMBI)

The JPMorgan Corporate Emerging Markets Bond Index (CEMBI) is a global, liquid corporate emerging markets benchmark that tracks U.S. dollar-denominated corporate bonds issued by emerging markets entities.

JPMorgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified)

The JPMorgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified) is a uniquely-weighted version of the JPMorgan EMBI Global Index. The index limits the weights of those countries with larger debt stock by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index. The EMBI Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World Commodity Producer Sector Capped Index (net)

The MSCI All Country World Commodity Producer Sector Capped Index (net) is a market capitalization weighted index that measures performance of developed and emerging market commodity producers within the energy, metals and agriculture sectors. Each of the three sectors is equally weighted within the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World ex U.S. Small Cap Index (net)

The MSCI All Country World Index ex U.S. Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World Index (net)

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Continued)

MSCI Emerging Markets Small Cap Index (net)

The MSCI Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization-weighted index designed to measure small cap equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Europe Index (net)

The MSCI Europe Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of the developed markets in Europe. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Infrastructure Sector Capped Index

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Prior to September 1, 2008, the index allocation was 65% MSCI USA/utilities index, 20% MSCI World Telcom Services index and 15% MSCI World ex USA utilities index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Payment-in-Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Emerging Markets Debt Fund Fund Summary	Ticker Symbols: Class A: VEDAX Class C: VEDCX Class I: VIEDX

¢	The Fund is non-diversified and has an investment objective of total return from current income and capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 7.83%, Class C shares returned 7.03%, and Class I shares returned 8.11%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.96%, and the JPMorgan Emerging Markets Bond Global Diversified Index, the Fund’s style-specific benchmark appropriate for comparison, returned 9.67%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Emerging market (EM) dollar-denominated debt outperformed other U.S. fixed income sectors including high yield, investment grade, and Treasuries during the fiscal year ended September 30, 2014. EM sovereign dollar-denominated debt, as represented by the J.P. Morgan EMBI Global Diversified Index, returned 9.67% for the period. EM corporate dollar-denominated debt, as represented by the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI), returned 8.36% for the period.

EM returns were aided by a flattening U.S. yield curve with 30-year U.S. Treasury yields dropping 49 basis points (bp) during the period and 10-year U.S. Treasury yields dropping 12 bp. The 2- to 30-year yield differential compressed by 74 bp during the period while the 2-10-year yield compressed by 37 bp. As a result, long duration fixed income assets, like EM debt, enjoyed strong performance during the period.

Returns were also supported by a good credit environment which reflected easy global monetary conditions emanating from developed market Central Bank policies and strong investor demand for yield. Reflecting these conditions, the credit spread of the benchmark style index compressed by 42 bp during the period despite moderate weakness in overall EM sovereign fundamentals. During the period, EM technical factors improved, with lower net supply combined with increased investor flows.

Within EM sovereign debt, the lower quality tier led performance over the last year. Frontier markets like Argentina, Sri Lanka, and Ivory Coast led nominal returns while on a dollar-weighted basis larger issuers such as Indonesia and Mexico contributed strong returns. Venezuela and Russia were meaningful underperformers, reflecting a combination of higher geopolitical risk and weaker fundamentals.

In the EM corporate sector, high quality debt outperformed, led by issuers from Mexico and India which benefited from positive political change and/or reforms. Russian corporate issuer performance significantly lagged due to an evolving negative geopolitical situation, which has resulted in economic sanctions and a weaker overall fundamental backdrop.

Overall, the EM sector performed well during the period despite increased geopolitical risk, lower commodity prices, increased investor concern over global growth, and the threat of tighter U.S. monetary policy. We would also note that valuations easily absorbed a heavy election calendar, which in the past would have likely created material volatility. We think this speaks well to the overall maturity of the asset class compared to only a decade ago.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s overall performance for the period lagged its style-specific benchmark.

Country exposure and issue selection, excluding local market debt, within Colombia, India, Indonesia, Mexico, Peru, and Turkey contributed positively to the Fund’s relative performance. In addition, issue selection within the out-of-index corporate sectors, both high quality and high yield, enhanced relative performance.

Overweight exposure to Venezuela and Russia detracted from overall performance during the period. Out-of-index local market non-dollar exposure also materially hurt relative performance. The Fund’s shorter duration relative to the style-specific benchmark was also a modest negative contribution to relative performance.

High yield sovereign issue selection detracted moderately from the Fund’s performance.

Specifically, the negative impact of the Fund’s overweight to Venezuela more than offset positive selection to various frontier market issuers including Argentina, Dominican Republic, El Salvador, Guatemala, Iraq, Ivory Coast, Sri Lanka, and Zambia.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Corporate Bonds and Notes		70%
Financials	32%
Energy	14
Materials	8
Industrials	6
All other Corporate Bonds and Notes	10
Foreign Government Securities		27
Other (includes short-term investments)		3

Total		100%

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Debt Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	7.83%	3.23%		9/5/12
Class A Shares at POP[3,4]	3.78	1.34		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	7.03	2.43		9/5/12
Class I Shares at NAV	8.11	3.43		9/5/12
Barclays U.S. Aggregate Bond Index	3.96	1.16	[5]	—
JPMorgan Emerging Markets Bond Global Diversified Index	9.67	3.05	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.57%, Net 1.35%; C Shares: Gross 2.32%, Net 2.10%; I Shares: Gross 1.32%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Equity Income Fund Fund Summary	Ticker Symbols: Class A: VEIAX Class C: VEICX Class I: VEIIX

¢	The Fund is diversified and has investment objectives of seeking capital appreciation and income.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 1.54%, Class C shares returned 0.80%, and Class I shares returned 1.87%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the MSCI Emerging Markets Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 4.30%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

During the Fund’s fiscal year, global equity markets performed strongly, with the MSCI World Index (net) gaining 12.2%. Underpinning this performance was the U.S. stock market, with the S&P 500® Index gaining almost 20%. The U.S. economy has performed well despite a contraction in the first calendar quarter of 2014. Whilst the Federal Reserve has been gradually reducing its monthly bond purchases, it has also reiterated its willingness to support labor market improvements and a gradual rise in inflation. This has provided the key support for the positive tone to the market.

Returns in other international markets have been positive through the 12 months, but much more muted due to weaker economic performance, notably in Europe and China. The MSCI Emerging Market Equity Index returned 4.3% with investor sentiment kept in check by a strengthening U.S. dollar, expectations that the Federal Reserve will raise rates sooner than expected, and weak economic data from China. The main problem for emerging market exporters has been that the stronger economic data from the U.S. has been offset by disappointing economic news in both Europe and Japan. This, however, is likely to lead to additional monetary stimulus in these regions and should improve the prospects for recovery as we enter 2015.

What factors affected the Fund’s performance during its fiscal year?

Whilst the Fund’s strategy moderately underperformed the benchmark during the fiscal year, the Fund incurred a larger underperformance due to the impact of cash flow, i.e., the timing of large cash flow on a relatively small mutual fund.

In constructing the portfolio, we seek to ensure that all excess value is delivered through security selection rather than through regional or sector bets. This is due to our conviction that the characteristics exhibited by companies and managements that are committed to paying and growing their dividends are powerful indicators of a company’s future health and profitability. Style factors do inevitably have an impact, however. During the fiscal year, value outperformed growth as investors were unsurprisingly attracted to the relative valuation of the region in a global context. Dividend yield, in line with other value factors such as low price-to-earnings ratios, performed well, and this was to the benefit of the strategy. In contrast, quality underperformed with investors rewarding companies with high accruals, high net debt to enterprise value, and low returns on invested capital. Our emphasis on high quality companies that have strong dividend characteristics combined with high levels of free cash flow, low levels of debt, strong capital management discipline, and stable earnings negatively impacted performance. As noted, given our portfolio construction methodology, there is little impact on relative performance of industry and regional tilts. Stock selection was moderately negative through the 12-month period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Financials	27%
Information Technology	12
Energy	10
Consumer Discretionary	8
Industrials	8
Materials	8
Telecommunication Services	7
Other (includes short-term investments)	20

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Equity Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	1.54%	4.66%	9/5/12
Class A Shares at POP[3,4]	-4.30	1.71	9/5/12
Class C Shares at NAV[2] and with CDSC[4]	0.80	3.90	9/5/12
Class I Shares at NAV	1.87	4.92	9/5/12
S&P 500® Index	19.73	20.42	—[5]
MSCI Emerging Markets Index (net)	4.30	5.89	—[5]

Fund Expense Ratios6: A Shares: Gross 1.75%, Net 1.75%; C Shares: Gross 2.50%, Net 2.50%; I Shares: Gross 1.50%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Small-Cap Fund Fund Summary	Ticker Symbols: Class A: VAESX Class C: VCESX Class I: VIESX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal period December 17, 2013 (inception date) through September 30, 2014, the Fund’s Class A shares at NAV returned 3.45%*, Class C shares returned 2.82%*, and Class I shares returned 3.66%*. For the same period, the S&P 500® Index, a broad-based equity index, returned 12.53%*, and the MSCI Small Cap Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 9.36%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

Emerging market equity markets rose since the inception of the Fund (December 17, 2013). Although positive, equity markets were volatile during the period given the continued uncertainty in the global macroeconomic environment. The volatility during the period was driven by political turmoil in Ukraine, currency devaluations in Argentina and Venezuela, and slowing growth in China and Europe. Positive election results in Indonesia and India propelled these specific markets higher. Despite the volatility in the markets, small-cap stocks in emerging markets outperformed their large-cap counterparts by over 500 basis points during the period, which is in direct contrast to U.S. stocks where small-caps underperformed large-cap stocks over the same period.

There was substantial variation in returns by region within emerging markets. Asia ex-Japan performed strongly, led by sharp gains in India, Thailand, and Indonesia, whereas Emerging Europe and Latin America both experienced losses during the period. Global commodity prices fell during the period, which put pressure on the commodity-linked economies in emerging markets, such as Brazil and Chile. Most emerging market currencies depreciated during the period as well.

Most sectors were positive since the Fund’s inception with telecommunication services, health care, and information technology posting the strongest performance. Energy was the only sector to post a negative return for the period.

What factors affected the Fund’s performance during its fiscal period?

The Fund underperformed the MSCI Emerging Markets Small Cap Index since inception of the Fund (December 17, 2013). We tend to own larger positions than most managers, and many of these positions are not highly correlated with the markets in which they trade. This will, at times, result in performance for the Fund that varies materially from the benchmark. Additionally, performance during the period included the Fund’s initial ramp-up period, where performance was negatively impacted in its initial weeks as registration in certain markets took longer than expected.

Since inception of the Fund, relative overweights in underperforming countries with higher currency volatility, such as Chile, Brazil, and Poland, negatively affected results. Additionally, our portfolio’s focus on high-quality, domestically-focused companies resulted in a higher allocation to consumer staples and industrials, which underperformed during the period. In more recent months, however, as rising global uncertainty has prompted market declines and increased volatility, our portfolio has benefited from a flight to higher-quality, more defensive stocks. We believe that our high-quality approach will achieve excess returns over a complete market cycle.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Consumer Staples	22%
Industrials	22
Financials	17
Information Technology	13
Consumer Discretionary	9
Materials	9
Health Care	2
Other (includes short-term investments)	6

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund. Securities in the fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	Since Inception	Inception Date
Class A Shares at NAV[2]	3.45%	12/17/13
Class A Shares at POP[3,4]	-2.50	12/17/13
Class C Shares at NAV[2]	2.82	12/17/13
Class C Shares with CDSC[4]	1.82	12/17/13
Class I Shares at NAV	3.66	12/17/13
S&P 500® Index	12.53	—
MSCI Small Cap Index	9.36	—

Fund Expense Ratios6: A Shares: Gross 2.11%, Net 1.85%; C Shares: Gross 2.86%, Net 2.60%; I Shares: Gross 1.86%, Net 1.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2015. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 17, 2013 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Commodities Stock Fund Fund Summary	Ticker Symbols: Class A: VGCAX Class C: VGCCX Class I: VGCIX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned -6.82%, Class C shares returned -7.46%, and Class I shares returned -6.58%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the MSCI AC World Commodity Producer Sector Capped Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 2.45%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Stock markets were, on balance, strong, but the surprise (for most analysts) was the strong performance of long-term bonds, which outperformed stock markets this year, thanks to weakening economies and the re-emergence of political risk.

¢	Our macro view for 2014, has been that the long, post-Cold War peaceful era is over, and that the global economic recovery will, partly due to geopolitical problems, continue to have problems meeting optimistic expectations. Russian President Vladimir Putin revived memories of the Cold War, and China revived memories of the ruling party prior to the Nixon visit to Beijing, while ISIS and Al Qaeda revived memories of 9/11 and of the 14 centuries of conflict between Sunnis and Shias. That means underweighting the metals of economic growth – iron ore, copper and zinc – and overweighting the metals of fear – gold and silver.

¢	When Europe awakened to its dangerous dependence on Russian energy, a new potential catalyst developed for higher natural gas prices, and for North American natural gas stocks.

¢	U.S. economic performance in the first quarter of 2014 was buffeted by winter storms, and only recovered modestly as spring warmed the land. Nonetheless, the U.S. economy strengthened, thanks, in great part, to the fracking revolution for oil and gas production.
¢	With the expiration of tapering, the Fed exited the bond market, which astonished economists by strengthening, as new economic doubts emerged.

¢	The Japanese economic recovery faltered during 2014. Prime Minister Shinzo Abe drew criticism for failing to placate neighbors with historical grievances; energy imports kept the economy in a sustained deficit; and as the April implementation of a sales tax increase approached, investors departed to the sidelines to wait for evidence that the “Three Arrows” of “Abenomics” reform would be able to invoke genuine growth.

¢	During 2014, China’s economy began to exhibit slower growth amid rising vacancy rates from a busted boom, and declining exports – most notably to Europe, China’s biggest market. The result: falling demand for commodities, particularly iron ore and copper – and even oil.

¢	Energy: From the third quarter of 2013 through the first half of 2014, oil prices stayed high, partially propped by fears of Mideast catastrophe. When President Obama finally intervened against ISIS, oil prices began a 20% plunge. Saudi Arabia (the world’s No.1 oil producer) and their Sunni allies seem to have decided to (1) rein in the growth in U.S. fracking production, and (2) slash Russia and Iran’s oil profits in punishment for their support of Syria, by increasing oil production at a time of softening global demand, and contributing to the further decline in the price of oil. Natural gas prices fell from lofty levels caused by a cold winter, which was followed by a balmy (not hot) summer.

¢	Base metals: Iron ore prices took a brutal beating, as Chinese demand fell and the four biggest exporters of iron ore ramped up production, each hoping to force its competitors to blink. Steelmakers could hardly believe their good fortune at a time of slumping global demand.

¢	Agriculture: After U.S. farmers produced near-record crops in 2013, followed by a winter that seemed Alaskan in potency, investors assumed a return to yield normalcy. Instead, Midwest weather swiftly became perfect and stayed that way until the 2014 harvest began. “Bin-busting” is an inadequate adjective for the supplies of corn and soybeans. Grain futures suffered, much to the delight of producers of pork, beef, and chicken.
¢	Precious metals: With deflation stalking much of the world, and geopolitical crises headlining the news, this has been a tumultuous year for gold and silver – and for the stocks of the precious metals mining companies. Gold stocks rose sharply after Putin seized Crimea and pro-Russia rebels in Ukraine shot down the Malaysian airliner. However, as fears of war cooled, with Putin showing little desire to overrun near-bankrupt Ukraine, and with a strong U.S. dollar, gold fell from $1390 to as low as $1184, and the gold mining stocks fell.

What factors affected the Fund’s performance during its fiscal year?

Over the reporting period, the base metals stocks suffered steep declines, while the other three commodity sectors – energy, precious metals, and agriculture – had tiny returns, as if becalmed. However, during the year, in response to geopolitical events and market volatility, the commodity stocks exhibited big returns at times, followed by big plunges. We actively adjusted portfolio weights in response to changes in perceived risks and rewards. During the reporting period, we were generally overweight energy and precious metals relative to the benchmark, and close to the benchmark in agriculture. We were underweight base metals throughout.

Materials

Energy ended the period with modestly positive returns. The strong performance for the oil fracking companies had made this our best performing sector during the year – until the robust Saudi production levels drove down the price of oil. We are retaining our oil and gas overweight, because our companies remain profitable, and the huge geopolitical perils in the profoundly toxic Mideast have the potential to produce another upside oil shock.

Our agriculture weighting reflects the huge yields of soybean and corn crops, the most important crops for the production of meat and dairy products: We are heavily committed to users of grains – meat and feed producers, and suppliers of transportation and storage to grain farmers. We are underweight the inputs to farming, the seed, fertilizer, and farm equipment suppliers.

Our low base metal weight continues, because, although the iron ore operators are still profitable, as

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Commodities Stock Fund (Continued)

are the copper mining companies, only an unlikely strengthening of the Chinese and European economies could cause base metal prices to rebound substantially from their current lows.

Our precious metals companies experienced significant volatility through the reporting period, serving the purpose of gold in a commodity portfolio; they gave us modest profits when almost every other kind of stock was performing poorly. There is currently no sign of inflation, but our portfolio maintains a modest precious metals weighting against geopolitical and financial shocks. Despite all the screaming Street commentary about the demise of commodities and the onset of deflation and a new sustained boom for the S&P 500® Index, the actual data are not what the consensus proclaims. As has been often observed, you are free to change your forecasts but not to change the results of previous forecasts.

As the Millennium dawned, amid ululations of joy among the same Wall Street organizations now proclaiming disaster for raw materials, the S&P 500® Index was $1469, WTI was $25.60, and Gold was $290. In the intervening years, commodity prices have been much higher than today, but the S&P 500® Index is near its all-time high. For 15 years, then, commodities have hugely outperformed the S&P 500® Index, despite their two year sell-off. We are told that this means the commodity story is over. It will be when windmills have displaced oil, and governments have stopped running deficits and printing money.

Industrials

Our portfolio increased its Japanese exposure in 2013, assuming that the weakening yen meant strengthening corporate profits for exporters. In early 2014, as the Japanese economy faced a sales tax increase, and as the yen strengthened, we stepped back, temporarily, from our Japanese exposure. The recent approval of nuclear power plant restarts has improved the outlook for the Japanese economy.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Energy	41%
Materials	28
Consumer Staples	21
Industrials	5
Consumer Discretionary	1
Other (includes short-term investments)	4

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. Commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counter party risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Commodities Stock Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-6.82%	-4.48%		3/15/11
Class A Shares at POP[3,4]	-12.18	-6.06		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	-7.46	-5.12		3/15/11
Class I Shares at NAV	-6.58	-4.22		3/15/11
S&P 500® Index	19.73	15.35	[5]	—
MSCI AC World Commodity Producer Sector Capped Index (net)	2.45	-3.21	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.91%, Net 1.65%; C Shares: Gross 2.66%, Net 2.40%; I Shares: Gross 1.66%, Net 1.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the voluntary fee waiver and may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Dividend Fund Fund Summary	Ticker Symbols: Class A: PGUAX Class C: PGUCX Class I: PGIUX

¢	The Fund is diversified and has investment objectives of both capital appreciation and current income.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 15.21%, Class C shares returned 14.37%, and Class I shares returned 15.49%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the Global Dividend Linked Benchmark, the Fund’s style-specific benchmark appropriate for comparison, returned 16.49%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

During the 12 months ended September 30, 2014, equity markets across the developed world advanced significantly. In the United States, higher equity prices were attributable to positive economic data, a continuation of fiscal stimulus, and strengthening company fundamentals. Outside of the U.S., developed markets were lifted by stabilizing economies and falling sovereign spreads as Central Banks implemented accommodative monetary policies.

The advancement in developed world equity markets was sustained despite a sharp pull back near the end of the last quarter. After attaining all-time highs in mid-September, U.S. markets retreated due to soft economic data, geopolitical concerns, and declining commodity prices. In Europe, despite record low bond yields, equity markets declined during the quarter amid weakening economic growth, deflation worries, and depreciating currencies.

What factors affected the Fund’s performance during its fiscal year?

Many of the same factors that drove broader equity markets higher were also beneficial for the Fund’s strategy. The Fund posted strong absolute performance for the 12-month period ended September 30, 2014, but lagged both the benchmark and broader U.S. equities.

The utilities sector was a significant contributor to relative performance primarily due to strong stock selection. We were underweight utilities largely because of a cautious stance on European companies. In Europe, the regulatory/political pressures that have engulfed utilities over the past several years appear to have mostly subsided. However, fundamentally prospects remained weak given a lack of credible growth options for many of the companies. In the U.S., our focus on the regulated utility names was constructive as those stocks contributed positively.

Communications, the Fund’s largest underweight, was a positive contributor to performance as it was the worst performing sector in the benchmark. Stock selection also benefited performance compared to the benchmark. The significant underweight of communications in the Fund is primarily due to weak fundamentals in European integrated telecommunications companies. The Fund is also underweight U.S. integrated telecommunications companies as concerns about increased wireless competition continue to weigh on the stocks. The Fund remains overweight the U.S. tower and European satellite companies as the revenue growth profiles and high margins provide for attractive long-term investment opportunities.

The strongest performer in the Fund’s benchmark was the social services sector, which was up significantly due to strong appreciation in three of the four health care stocks. The Fund does not invest in social services because there are a limited number of companies in the sector, and we do not believe they meet our investment criteria for revenue and cash flow visibility, dividend yield, and geographic diversification.

Transportation, the Fund’s largest overweight, significantly detracted from relative performance over the 12-month period. Our holdings outperformed during the first three quarters, but gave it all back during the final quarter of the year. The overweight was based on our expectations that traffic demand would continue to recover in the hardest hit southern European countries, and the strong trends would continue in the Australasia companies. While our fundamental view on traffic trends were correct, our holdings were negatively impacted by currency movements and higher sovereign bond yields, particularly in Europe, during the fourth fiscal quarter.

Energy had a negative impact on relative performance. We were positive on the space given robust growth prospects tied to North American oil and shale gas development, and our expectations for the continued build-out of oil and gas infrastructure in North America. Like transportation, our energy holdings outperformed during the first three fiscal quarters, but pulled back in the final quarter when falling oil prices negatively impacted investor sentiment.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Utilities	31%
Energy	27
Telecommunication Services	18
Industrials	14
Financials	5
Consumer Discretionary	2
Other (includes short-term investments)	3

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Dividend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	15.21%	12.47%	8.47%		12/30/04
Class A Shares at POP[3,4]	8.59	11.15	7.81		12/30/04
Class C Shares at NAV[2] and with CDSC[4]	14.37	11.64	7.67		12/30/04
Class I Shares at NAV	15.49	12.77	5.89		6/6/08
S&P 500® Index	19.73	15.70	—	[5]	—
Global Dividend Linked Benchmark	16.49	10.45	—	[6]	—

Fund Expense Ratios7: A Shares: 1.26%; C Shares: 2.01%, I Shares: 1.01%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 7.36% for Class A and Class C shares and 8.40% for Class I shares since the inception date of the respective class.
[6]	The index returned 7.96% for Class A and Class C shares and 4.27% for Class I shares since the inception date of the respective class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 30, 2004 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund Fund Summary	Ticker Symbols: Class A: NWWOX Class B: WWOBX Class C: WWOCX Class I: WWOIX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 10.18%, Class B shares returned 9.38%, Class C shares returned 9.32%, and Class I shares returned 10.49%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the MSCI AC World Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 11.32%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Global stock markets posted positive returns for the fiscal year, with emerging markets underperforming developed markets. International conflicts in Ukraine and the Middle East continued to develop over the summer and fall, and contributed to heightened market volatility, as did recent protests in Hong Kong.

¢	In the U.S., strong economic data, continued mergers and acquisitions activity, and low long-term interest rates have helped investor sentiment.

¢	Macro headwinds in Europe have not abated, and the European Central Bank is moving closer to a quantitative easing program similar to that of the U.S. Federal Reserve.

¢	In emerging markets, national elections this year in Thailand, India, and Turkey added some stability, while uncertainties regarding the October presidential elections in Brazil contributed to volatility in this market.

¢	Most macro events did not directly impact our portfolio companies, as we focus on identifying businesses that are less dependent on the overall economy, with unique earnings drivers and strong underlying fundamentals. We continue to find a disproportionate number of opportunities in the consumer staples and health care sectors and in companies with exposure to emerging markets. We are confident that our portfolio is well positioned to perform in a variety of market environments.

What factors affected the Fund’s performance during its fiscal year?

¢	The following discussion highlights specific stocks–those that provided the largest contribution to absolute performance and those that were the largest detractors for the quarter. As bottom-up stock pickers, we hope that the Fund’s shareholders find this useful and gain a greater understanding of how we invest their capital.

¢	Two stocks that helped the Fund’s absolute performance the most during the period are HDFC Bank and Housing Development Finance Corporation.

¢	HDFC Bank benefited from the strong recovery in the Indian stock market, as investors are convinced that the newly elected reform-focused government of Prime Minister Narendra Modi will help transform the Indian economy for the better. In addition, the company continues to grow its earnings at a fast pace. HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. It is the largest privately owned retail bank in India with a network of 3,403 branches nationwide. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

¢	Housing Development Finance Corporation, like HDFC Bank, was a beneficiary of optimism surrounding Prime Minister Modi and strong business performance. HDFC is well placed for long-term growth as it is the leader in mortgage lending in India, with margins supported by industry-leading low costs from both efficient operations and low borrowing costs due to its excellent credit history. The company has been around since 1977 and is usually considered a “gold standard” in terms of corporate governance and risk management. The business should benefit from better macro, but the underpinnings were strong irrespective of who is running the government.
¢	Two stocks that hurt absolute performance the most are Bureau Veritas and Whole Foods.

¢	Bureau Veritas is one of the world’s largest testing and inspection companies. Its principal activities are to inspect, analyze, audit, and certify products, assets, and management systems. The testing business is an asset-light business that generates significant amounts of free cash flow and requires very little ongoing maintenance spending. The primary drivers of long-term growth have been, and should continue to be, the globalization of business and increasing regulation. Although there are three large listed players, namely SGS, Bureau Veritas, and Intertek, the rest of the industry is still highly fragmented globally, which provides many years of roll-up acquisitions for the larger players to add very accretive mergers and acquisition (M&A) growth on top of their organic expansion.

¢	After many good years, the stocks of all the companies in the testing space, not just Bureau Veritas, have been under some pressure over the last couple of years. We do not believe the stocks were expensive to begin with; however, over that period, the multiples have derated a bit as underlying organic growth rates of the companies have slowed from 7% to 8% top-line rates to rates more around the 4% to 5% level. This has happened because of a combination of both cyclical and structural forces, neither of which we are concerned with over the long run. The cyclical pressures they have faced are obvious, as global growth post-crisis has generally been lower than the past normalized rates. The reason that growth rates have been slower structurally has to do with the business mix evolution of the companies. Over time through acquisitions, the businesses have diversified further across the global testing and inspection landscape, and as such today have more diversified overall businesses both geographically and in terms of end market exposure. In Bureau Veritas’ case, the cost of diversification has been somewhat of a dilution in its underlying top-line growth rate, particularly as the company has meaningfully beefed up its more cyclical basic materials business versus the shape of the company five years ago. In addition, Bureau Veritas has traditionally had a more meaningful presence in its home country of France, which, we would argue, is now growing much slower than in

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund (Continued)

the past due to a combination of both cyclical and structural reasons. The good news is that the company has worked hard to reduce overall exposure to France and Western Europe in its portfolio, and, as such, Bureau Veritas sits today with a fairly well-balanced global footprint.

¢	The company is set to release a new three- or five-year long-term plan in the spring of 2015, which will provide the market with valuable guidance and a vision of the business evolution from here forward given the changed global economy post the financial crisis. We believe, however, that this company, and the industry, is still a normalized mid-single digit organic top-line grower with the ability to add another 3% to 6% annually to top-line growth via acquisitions depending on the year. Given the highly attractive underlying business economics of high returns on capital, attractive and steadily increasing operating margins, and prodigious free cash flow generation, we believe Bureau Veritas is a very attractive long-term investment opportunity selling at roughly 17x forward earnings with the ability to compound earnings at a low double-digit rate.

¢	Whole Foods downgraded its guidance several times this past year, which weighed on the stock price. Whole Foods owns and operates the largest chain of natural food supermarkets in the U.S. Whole Foods also develops, produces, and markets nutritional supplements. The company has been in business for over 30 years and has a very strong track record of delivering both strong revenue and earnings growth, alongside industry-leading operating margins. The business strategy centers on selling premium and high-in-demand food that capitalizes on people’s interest in clean and healthy eating. In addition, Whole Foods has a strong corporate culture as a highly rated employer that heavily empowers its teams of workers and motivates them with good benefits and a profit sharing program. This winning recipe has allowed the company to grow at a fast pace given the high rate of growth of the underlying category in which it operates, as well as consistent market share gains within the space. In addition, the company’s growth is buttressed by a highly visible new store opening program, which alone will drive high single-digit annual growth. With a very strong balance sheet, continued strong long-term growth prospects, and a consistently high return on invested capital (ROIC), we believe that even though Whole Foods’ growth prospects have come down marginally, the company is poised to continue delivering mid-teens earnings compounding, which is highly attractive and undervalued in the share price. As such, despite the recent share weakness and multiple compression, we continue to invest in the company.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Consumer Staples	33%
Information Technology	17
Health Care	16
Consumer Discretionary	13
Financials	13
Energy	3
Industrials	3
Other (includes short-term investments)	2

Total	100%

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	10.18%	13.47%	6.67%	—		—
Class A Shares at POP[3,4]	3.84	12.13	6.04	—		—
Class B Shares at NAV[2]	9.38	12.61	5.89	—		—
Class B Shares with CDSC[4]	5.00	12.61	5.89	—		—
Class C Shares at NAV[2] and with CDSC[4]	9.32	12.60	5.87	—		—
Class I Shares at NAV	10.49	—	—	13.42%		8/8/12
S&P 500® Index	19.73	15.70	8.11	19.80	[5]	—
MSCI AC World Index (net)	11.32	10.07	7.28	15.13	[5]	—

Fund Expense Ratios6: A Shares: 1.55%; B Shares: 2.30%; C Shares: 2.30%; I Shares: 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from Class I inception date (8/8/12).
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2004, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund Fund Summary	Ticker Symbols: Class A: VGSAX Class C: VGSCX Class I: VGISX

¢	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 11.36%, Class C shares returned 10.51%, and Class I shares returned 11.60%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the FTSE EPRA/NAREIT Developed Rental Index (net), the Fund’s style specific benchmark appropriate for comparison, returned 9.55%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	The equity markets did well during the Fund’s fiscal year, as did listed real estate equities.

¢	Over the fiscal year, the market defied the consensus forecasts for higher sovereign bond yields, and instead bonds rallied and yields fell. The key to the initial move was slowing global growth estimates following a historically cold winter throughout several areas of the world. Many of us became familiar with the weather phenomenon known as a polar vortex. While a bounce in economic activity did occur as expected following the depressed first quarter of 2014, growth concerns resurfaced post a relatively calm summer for the capital markets.

¢	Across the major regions of the world, economic growth remained the most resilient in the U.S., the U.K., and the Nordics, as we evidenced during our property tours, while areas of increasing concern were Continental Europe and China. Europe was also an area of growing concern on the geopolitical front as the Russia/Ukraine crisis erupted.

¢	Keep in mind, in the previous fiscal year the 10-Year Treasury yield moved up from 1.62% as of September 30, 2012, largely driven by the Fed Chairman’s tapering comments in May 2013 and signs of an improving economy, to 2.61% as of September 30, 2013. This move higher in rates was felt across the capital markets in the U.S. and around the world, with fixed income markets, interest rate-sensitive equities, and emerging markets feeling the brunt of this rise in rates.

¢	During the fourth quarter of 2013, the U.S. Federal Reserve began to taper its monthly asset purchases with an ultimate stated goal of eliminating these asset purchases by October 2014.

¢	As the global economic growth outlook began to shift lower, following the historically cold winter during the early part of 2014 and then again in the third quarter of 2014, interest rates in developed markets moved to new intra-year lows. This reversal in rates was positive for fixed income markets and more defensive-oriented equities, like utilities and listed real estate.

¢	Real estate rental markets on the whole remained stable to improving during the Fund’s fiscal year depending on the particular country and property sector. Not surprisingly, the divergence in observed performance of the global rental markets was largely a function of the difference in underlying economic performance across the markets as this is a foundation for real estate space demand.

¢	On balance, the rental markets in the U.S., the U.K., and the Nordics performed better over the Fund’s fiscal year, while performance was subdued in most other parts of the world. Generally speaking, the best rental market dynamics were found in local markets that are benefiting from the growth in the technology, life science, and energy industries. Importantly, even in the best performing rental markets, new real estate supply remains in check with underlying demand for most property types, which will support the ongoing improvement of this rental cycle.

¢	From a capital markets perspective, global real estate asset markets remained strongly positive in most areas of the world as the “wall of capital” looking to find a home in high quality, core commercial real estate continued to grow during the Fund’s fiscal year. The relatively uncertain macroeconomic backdrop and the low interest rate environment continued to drive a search for yield among large institutional investors like pension funds and sovereign wealth funds. This pursuit resulted in an increased bid, and greater real estate transaction volumes and commercial real estate values across a majority of the developed markets we track.

¢	Should this positive capital flow dynamic remain in place, we believe the values for institutional quality real estate represented among listed real estate companies globally will remain well underpinned.

What factors affected the Fund’s performance during its fiscal year?

¢	For the one-year period ended September 30, 2014, the Fund outperformed its style-specific benchmark. The Fund’s performance benefited from both security selection and country allocation, but security selection was the primary driver of performance relative to the benchmark.

¢	On a regional basis, total returns during the fiscal year were strongest in the U.K., Europe, and the U.S. and lagged in Canada and Asia. Among the top 10 countries in the benchmark by index weight, the U.K., Germany, Sweden, and the U.S. posted the best performance, while Singapore, Canada, and Japan were the weakest performers.

¢	From a country perspective, the most significant positive contributor to relative performance during the fiscal year was our stock selection within the U.S. At the security level within the U.S., our overweight exposures to a mid-capitalization lodging REIT and a West Coast-oriented apartment REIT, had the largest positive impacts on performance as these companies benefited from their geographic positioning and the strong underlying fundamentals in these markets.

¢	The second most meaningful positive contributor at a country level to relative performance was our stock selection within the U.K. At the security level within the U.K., our overweight exposure to a small-capitalization self-storage REIT, had the largest positive impact on performance as this company benefited from a positive fundamental back-drop for self-storage and an improvement in its balance sheet position.

¢	From a country perspective, the most significant detractor from relative performance during the fiscal year was our overweight allocation to Hong Kong. While our collective Hong Kong-based

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund (Continued)

positions performed in line with their country-listed peers, Hong Kong underperformed the overall portfolio return.

¢	The second most important detractor at a country level from relative performance was our lack of exposure to Austria. This country is represented by one company in the benchmark, which significantly outperformed on the year following some balance sheet restructuring.

¢	We continue to view a backdrop of low, but positive global economic growth and minimal new real estate supply as positive fundamental tailwinds for the global real estate sector going forward. We believe improving global economic growth will facilitate further increases in real estate operating cash flows and dividends through higher property occupancies, and in cases where occupancy has reached equilibrium, higher rents.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Retail REITs	26%
Real Estate Operating Companies	17
Office REITs	13
Residential REITs	13
Diversified REITs	12
Financials	10
Specialized REITs	5
Other (includes short-term investments)	4

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The Fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	11.36%	12.82%	24.17%		3/2/09
Class A Shares at POP[3,4]	4.96	11.49	22.86		3/2/09
Class C Shares at NAV[2] and with CDSC[4]	10.51	11.98	23.25		3/2/09
Class I Shares at NAV	11.60	13.11	24.50		3/2/09
S&P 500® Index	19.73	15.70	22.95	[5]	—
FTSE EPRA/NAREIT Developed Rental Index (net)	9.55	12.21	24.13	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.64%, Net 1.40%; C Shares: Gross 2.39%, Net 2.15%; I Shares: Gross 1.39%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 2, 2009 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund Fund Summary	Ticker Symbols: Class A: VGEAX Class C: VGECX Class I: VGEIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned -0.88%, Class C shares returned -1.62%, and Class I shares returned -0.64%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the MSCI Europe Index (net), the Fund‘s style-specific benchmark appropriate for comparison, returned 5.82%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Global stock markets posted positive returns for the fiscal year, with emerging markets underperforming developed markets. International conflicts in Ukraine and the Middle East continued to develop over the summer and fall, and contributed to heightened market volatility, as did recent protests in Hong Kong.

¢	In the U.S., strong economic data, continued mergers and acquisitions activity, and low long-term interest rates have helped investor sentiment.

¢	Macro headwinds in Europe have not abated and the European Central Bank is moving closer to a quantitative easing program similar to that of the U.S. Federal Reserve.

¢	In emerging markets, national elections this year in Thailand, India, and Turkey added some stability, while uncertainties regarding the October presidential elections in Brazil contributed to volatility in this market.

¢	Most macro events did not directly impact our portfolio companies, as we focus on identifying businesses that are less dependent on the overall economy, with unique earnings drivers and strong underlying fundamentals. We continue to find a disproportionate number of opportunities in the consumer staples and health care sectors and in companies with exposure to emerging markets.
We are confident that our portfolio is well positioned to perform in a variety of market environments.

What factors affected the Fund’s performance during its fiscal year?

¢	The following discussion highlights specific stocks–those that provided the largest contribution to absolute performance and those that were the largest detractors for the quarter. As bottom-up stock pickers, we hope that the Fund’s shareholders find this useful and gain a greater understanding of how we invest their capital.

¢	Two stocks that helped the Fund’s absolute performance the most during the period are Novo Nordisk and SABMiller.

¢	Novo Nordisk performed well this past year as it continued to grow its earnings and got a positive response from an FDA advisory committee on its drug Victoza for the treatment of obesity. Novo is a world leader in diabetes care, which has been one of the fastest-growing pharmaceutical segments. Novo is highly focused on its few core therapeutic areas and has rewarded shareholders with industry leading growth rates and cash returns.

¢	SABMiller reported strong constant currency performance over the past year. In addition, the stock was helped by ongoing rumors of a possible acquisition by Anheuser-Busch Inbev. While we do not invest based on rumors of possible buyouts, the news helped push the stock price up. Longer term, SABMiller’s business prospects are robust. It is the second largest brewer in the world, but of the international brewers, the one with the largest exposure to fast growing emerging markets. This gives the company the longest runway for organic growth, and we believe SABMiller’s management will be able to exploit it. Growth will come from increased per capita consumption with rising discretionary income in many of its markets as well as pricing and a mix to more premium beer.

¢	Two stocks that hurt absolute performance the most are Bureau Veritas and Richemont.

¢	Bureau Veritas is one of the world’s largest testing and inspection companies. Its principal activities are to inspect, analyze, audit, and certify products, assets, and management systems. The testing business is an asset-light business that generates significant amounts of free cash flow and requires very little ongoing maintenance spending. The primary drivers of long-term growth have been, and should continue to be, the globalization of business and increasing regulation. Although there are three large listed players, namely SGS, Bureau Veritas, and Intertek, the rest of the industry is still highly fragmented globally, which provides many years of roll-up acquisitions for the larger players to add very accretive mergers and acquisition (M&A) growth on top of their organic expansion.

¢	After many good years, the stocks of all the companies in the testing space, not just Bureau Veritas, have been under some pressure over the last couple of years. We do not believe the stocks were expensive to begin with; however, over that period, the multiples have derated a bit as underlying organic growth rates of the companies have slowed from 7% to 8% top-line rates to rates more around the 4% to 5% level. This has happened because of a combination of both cyclical and structural forces, neither of which we are concerned with over the long run. The cyclical pressures they have faced are obvious, as global growth post-crisis has generally been lower than the past normalized rates. The reason that growth rates have been slower structurally has to do with the business mix evolution of the companies. Over time through acquisitions, the businesses have diversified further across the global testing and inspection landscape, and as such today have more diversified overall businesses both geographically and in terms of end market exposure. In Bureau Veritas’ case, the cost of diversification has been somewhat of a dilution in its underlying top-line growth rate, particularly as the company has meaningfully beefed up its more cyclical basic materials business versus the shape of the company five years ago. In addition, Bureau Veritas has traditionally had a more meaningful presence in its home country of France, which, we would argue, is now growing much slower than in the past due to a combination of both cyclical and structural reasons. The good news is that the company has worked hard to reduce overall exposure to France and Western Europe in its portfolio, and, as such, Bureau Veritas sits today with a fairly well-balanced global footprint.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund (Continued)

¢	The company is set to release a new three- or five-year long-term plan in the spring of 2015, which will provide the market with valuable guidance and a vision of the business evolution from here forward given the changed global economy post the financial crisis. We believe, however, that this company, and the industry, is still a normalized mid-single digit organic top-line grower with the ability to add another 3% to 6% annually to top-line growth via acquisitions depending on the year. Given the highly attractive underlying business economics of high returns on capital, attractive and steadily increasing operating margins, and prodigious free cash flow generation, we believe Bureau Veritas is a very attractive long-term investment opportunity selling at roughly 17x forward earnings with the ability to compound earnings at a low double-digit rate.

¢	The reason for Richemont’s weak performance has been weaker-than-expected sales growth, as a result of the slowdown in Hong Kong/China. Hong Kong has been affected by the crackdown on corruption, slowing tourist arrivals, and, more recently, street protests. Longer term, however, we are comfortable that Richemont has a strong brand portfolio with good pricing power, has managed retail expansion very well, and still has solid room for space growth. Richemont is a global leader in hard luxury goods and is focused on the high end. The company sells primarily top-end watches and jewelry, as well as writing instruments, leather goods and clothing. It has built one of the strongest collections of brands across the space, including Cartier, Van Cleef & Arpels, and Montblanc, and is focused on growing brand equity with many of its brands over 100 years old.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Consumer Staples	36%
Health Care	18
Consumer Discretionary	16
Industrials	10
Materials	8
Financials	3
Energy	3
Other (includes short-term investments)	6

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	Since Inception	Inception Date
Class A Shares at NAV[2]	-0.88%	9.25%	13.76%	4/21/09
Class A Shares at POP[3,4]	-6.58	7.96	12.53	4/21/09
Class C Shares at NAV[2] and with CDSC[4]	-1.62	8.43	12.92	4/21/09
Class I Shares at NAV	-0.64	9.52	14.04	4/21/09
S&P 500® Index	19.73	15.70	19.21	—
MSCI Europe Index (net)	5.82	6.90	14.01	—

Fund Expense Ratios6: A Shares: Gross 2.11%, Net 1.45%; C Shares: Gross 2.86%, Net 2.20%; I Shares: Gross 1.86%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Equity Fund Fund Summary	Ticker Symbols: Class A: VIEAX Class C: VIECX Class I: VIIEX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 7.42%, Class C shares returned 6.56%, and Class I shares returned 7.67%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the MSCI EAFE® Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 4.25%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Developed international stock markets, as represented by the MSCI EAFE® Index (net), were up 4.2% during the Fund’s fiscal year, although most of the gains came in the first nine months, with the final three months of the fiscal year producing negative returns. The end of 2013 produced strong returns to cap off a very strong calendar year in which the index did very well and the bigger names in the index drove returns. To the degree a manager did not own the top 50 names in the index, performance was negatively impacted. That began to change in the first six months of 2014 as correlations came down, the index returns were positive but more sanguine, and individual stock picking began to be rewarded once again by the market.

¢	Despite almost monthly macro events that rattled the market, including significant events such as turmoil in Ukraine and Iraq, the market continued upward. Valuations, while not cheap, were reasonable, and positive global growth coupled with continued Central Bank support, reinforced the rally. Energy and technology did particularly well in this environment. However, the markets turned negative for the final three months of the fiscal year as negative macro news, including a rising U.S. dollar and slower rates of global growth, proved to be a drag on international equity performance.
¢	After rising for much of the year, energy experienced a big sell-off toward the end of the fiscal year with the rise in the dollar and oil approaching $80 a barrel. Health care and utilities on the other hand were the primary drivers of positive performance. One bright spot appears to be Japan which, despite still reporting average GDP growth, is continuing on the path of making the necessary reforms to structurally move its economy and markets forward. This combined with strong corporate earnings has helped to make it a more attractive market in which to invest.

What factors affected the Fund’s performance during its fiscal year?

¢	For the fiscal year ended September 30, 2014, the Fund significantly outperformed its primary benchmark as well as its peer group. The primary source of this outperformance was related to security selection.

¢	The Fund was able to add the greatest amount of excess return in the financial, consumer discretionary, and health care sectors, all of which were weighted similarly to the index, but with names that outperformed the index. In health care, performance was strong due to mergers and acquisitions (M&A) activity among the names in the portfolio. And in consumer discretionary, the companies held by the Fund, which had a concentration in the auto industry, produced positive returns, while the names in the index were negative for the period.

¢	The Fund was overweight energy relative to the index, and underweight in materials relative to the index, but in both cases stock selection detracted from performance.

¢	Financials are the largest component of the index and the largest weighting in the portfolio. The Fund’s manager continues to see value in the sector with opportunities especially prevalent in European commercial banks.

¢	Japan is another market that is priced attractively with changes going on within the country that make it a more attractive investment for outside capital. While global growth has slowed, it is still growing at a positive rate and provides a broad range of investment ideas for the Fund.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Financials	21%
Consumer Discretionary	17
Energy	11
Health Care	11
Industrials	11
Telecommunication Services	8
Consumer Staples	5
Other (includes short-term investments)	16

Total	100%

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	7.42%	8.74%		9/16/10
Class A Shares at POP[3,4]	1.25	7.16		9/16/10
Class C Shares at NAV[2] and with CDSC[4]	6.56	7.81		9/16/10
Class I Shares at NAV	7.67	8.91		9/16/10
S&P 500® Index	19.73	17.37	[5]	—
MSCI EAFE® Index (net)	4.25	7.98	[5]	—

Fund Expense Ratios6: A Shares: Gross 4.11%, Net 1.50%; C Shares: Gross 4.86%, Net 2.25%; I Shares: Gross 3.86%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 16, 2010 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund Fund Summary	Ticker Symbols: Class A: PXRAX Class C: PXRCX Class I: PXRIX

¢	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 8.61%, Class C shares returned 7.75%, and Class I shares returned 8.87%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 6.41%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	The equity markets did well during the Fund’s fiscal year, as did listed real estate equities.

¢	Over the fiscal year, the market defied the consensus forecasts for higher sovereign bond yields, and instead bonds rallied and yields fell. The key to the initial move was slowing global growth estimates following a historically cold winter throughout several areas of the world. Many of us became familiar with the weather phenomenon known as a polar vortex. While a bounce in economic activity did occur as expected following the depressed first quarter of 2014, growth concerns resurfaced post a relatively calm summer for the capital markets.

¢	Across the major regions of the world, economic growth remained the most resilient in the U.S., the U.K., and the Nordics, as we evidenced during our property tours, while areas of increasing concern were Continental Europe and China. Europe was also an area of growing concern on the geopolitical front as the Russia/Ukraine crisis erupted.

¢	Keep in mind, in the previous fiscal year the 10-Year Treasury yield moved up from 1.62% as of September 30, 2012, largely driven by the Fed Chairman’s tapering comments in May 2013 and signs of an improving economy, to 2.61% as of September 30, 2013. This move higher in rates was felt across the capital markets in the U.S. and around the world, with fixed income markets, interest rate-sensitive equities, and emerging markets feeling the brunt of this rise in rates.

¢	During the fourth quarter of 2013, the U.S. Federal Reserve began to taper its monthly asset purchases with an ultimate stated goal of eliminating these asset purchases by October 2014.

¢	As the global economic growth outlook began to shift lower, following the historically cold winter during the early part of 2014 and then again in the third quarter of 2014, interest rates in developed markets moved to new intra-year lows. This reversal in rates was positive for fixed income markets and more defensive-oriented equities, like utilities and listed real estate.

¢	Real estate rental markets on the whole remained stable to improving during the Fund’s fiscal year depending on the particular country and property sector. Not surprisingly, the divergence in observed performance of the global rental markets was largely a function of the difference in underlying economic performance across the markets as this is a foundation for real estate space demand.

¢	On balance, the rental markets in the U.S., the U.K., and the Nordics performed better over the Fund’s fiscal year, while performance was subdued in most other parts of the world. Generally speaking, the best rental market dynamics were found in local markets that are benefiting from the growth in the technology, life science, and energy industries. Importantly, even in the best performing rental markets, new real estate supply remains in check with underlying demand for most property types, which will support the ongoing improvement of this rental cycle.

¢	From a capital markets perspective, global real estate asset markets remained strongly positive in most areas of the world as the “wall of capital” looking to find a home in high quality, core commercial real estate continued to grow during the Fund’s fiscal year. The relatively uncertain macroeconomic backdrop and the low interest rate environment continued to drive a search for yield among large institutional investors like pension funds and sovereign wealth funds. This pursuit resulted in an increased bid, and greater real estate transaction volumes and commercial real estate values across a majority of the developed markets we track.
¢	Should this positive capital flow dynamic remain in place, we believe the values for institutional quality real estate represented among listed real estate companies globally will remain well underpinned.

What factors affected the Fund’s performance during its fiscal year?

¢	For the one-year period ended September 30, 2014, the Fund outperformed its style-specific benchmark. The Fund’s performance benefited from both security selection and country allocation, but security selection was the primary driver of performance relative to the benchmark.

¢	On a regional basis, total returns during the fiscal year were strongest in the U.K. and Europe and lagged in Canada and Asia. Among the top 10 countries in the benchmark by index weight, the U.K., Germany, and Sweden posted the best performance, while Singapore, Canada, and Japan were the weakest performers.

¢	From a country perspective, the most significant positive contributor to relative performance during the fiscal year was our stock selection within the U.K. At the security level within the U.K., our overweight exposure to a small capitalization self-storage REIT had the largest positive impact on performance as this company benefited from a positive fundamental backdrop for self-storage and an improvement in its balance sheet position.

¢	The second most meaningful positive contributor at a country level to relative performance was our stock selection within Japan. Namely, our overweight exposure to a logistics-focused REIT and a medium-size office-focused REIT were the most important drivers of this performance.

¢	From a country perspective, the most significant detractor from relative performance during the fiscal year was our overweight allocation to Hong Kong. While our collective Hong Kong-based positions performed in line with their country-listed peers, Hong Kong underperformed the overall portfolio return.

¢	The second most important detractor at a country level from relative performance was our lack of exposure to Austria. This country is represented by one company in the benchmark, which significantly outperformed on the year following some balance sheet restructuring.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund (Continued)

¢	We continue to view a backdrop of low, but positive global economic growth and minimal new real estate supply as positive fundamental tailwinds for the global real estate sector going forward. We believe improving global economic growth will facilitate further increases in real estate operating cash flows and dividends through higher property occupancies, and in cases where occupancy has reached equilibrium, higher rents.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Real Estate Operating Companies	35%
Retail REITs	28
Diversified REITs	16
Office REITs	10
Residential REITs	4
Industrial REITs	3
Specialized REITs	2
Other (includes short-term investments)	2

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The Fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	8.61%	9.96%	0.56%		10/1/07
Class A Shares at POP[3,4]	2.36	8.66	-0.28		10/1/07
Class C Shares at NAV[2] and with CDSC[4]	7.75	9.13	-0.21		10/1/07
Class I Shares at NAV	8.87	10.23	0.80		10/1/07
S&P 500® Index	19.73	15.70	5.82	[5]	—
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)	6.41	9.82	-0.74[5]		—

Fund Expense Ratios6: A Shares: Gross 1.73%, Net 1.50%; C Shares: Gross 2.48%, Net 2.25%; I Shares: Gross 1.48%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on October 1, 2007 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Small-Cap Fund Fund Summary	Ticker Symbols: Class A: VISAX Class C: VCISX Class I: VIISX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2014, the Fund’s Class A shares at NAV returned 6.65%, Class C shares returned 5.89%, and Class I shares returned 7.04%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.73%, and the MSCI AC World ex U.S. Small Cap Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 4.56%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Overall, international markets produced positive returns during the Fund’s fiscal year. Although positive, equity markets were volatile during the period given the continued uncertainty in the global macroeconomic environment.

¢	The best performing equity sectors during the period were telecommunications services and utilities. The worst performing sectors were energy and materials, both of which experienced negative returns during the period.

¢	In a reversal of trends from last year, emerging markets outperformed developed markets. From a regional perspective, Asia excluding Japan was the strongest performing, while Latin America experienced the worst performance, declining over 14% for the period.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund outperformed the MSCI AC World ex U.S. Small Cap Index during the Fund’s fiscal year. We tend to own larger positions than most managers and many of these positions are not highly correlated with the markets in which they trade. This will, at times, result in performance for the Fund that varies significantly from the benchmark.
¢	From a sector perspective, the Fund’s performance was helped by strong stock selection in the health care and industrials sectors. Stock selection in the consumer discretionary sector detracted from performance.

¢	From a country perspective, the Fund’s performance was most helped by strong stock selection in developed markets. Specifically, strong stock selection in Singapore and Japan had the largest impact on performance. The Fund’s holdings were up over 20% despite negative or low single-digit performance for these countries, respectively. An underweight in India (the strongest performing country in the index for the period) and negative stock selection in Hong Kong detracted from performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market and or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2014.
Industrials	22%
Financials	17
Information Technology	14
Consumer Discretionary	10
Consumer Staples	9
Materials	8
Health Care	7
Other (includes short-term investments)	13

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/14
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	6.65%	18.48%		9/5/12
Class A Shares at POP[3,4]	0.52	15.13		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	5.89	17.61		9/5/12
Class I Shares at NAV	7.04	18.82		9/5/12
S&P 500® Index	19.73	20.42	[5]	—
MSCI AC World ex U.S. Small Cap Index (net)	4.56	14.54	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.45%, Net 1.60%; C Shares: Gross 3.20%, Net 2.35%; I Shares: Gross 2.20%, Net 1.35%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2014 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—26.6%
Argentine Republic
7.000%, 10/3/15	$100		$94
8.750%, 5/7/24	50		45
Series NY, 8.280%, 12/31/33(12)	301		261
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(4)	135		115
RegS 7.000%, 12/1/18(4)	220		157
7.650%, 4/21/25	885		549
9.375%, 1/13/34	325		217
Dominican Republic 144A 5.875%, 4/18/24(3)	100		103
Federal Republic of Nigeria RegS 6.375%, 7/12/23(4)	200		215
Gabonese Republic 144A 6.375%, 12/12/24(3)	200		214
Honduras Republic RegS 7.500%, 3/15/24(4)	200		216
Hungary
5.375%, 2/21/23	146		155
5.750%, 11/22/23	22		24
5.375%, 3/25/24	60		63
Kingdom of Bahrain 144A 6.000%, 9/19/44(3)	200		201
Mongolia 144A 5.125%, 12/5/22(3)	200		179
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	200		204
Republic of Chile 5.500%, 8/5/20	70,000	CLP	123
Republic of Colombia Treasury Note, Series B, 11.250%, 10/24/18	192,000	COP	113
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	200		201
Republic of Cote d’ Ivoire 144A 5.750%, 12/31/32(2)(3)	100		96
Republic of Croatia
144A 6.625%, 7/14/20(3)	100		110
144A 6.000%, 1/26/24(3)	200		214
Republic of Ecuador
144A 9.375%, 12/15/15(3)	100		105
144A 7.950%, 6/20/24(3)	200		211
Republic of El Salvador
144A 6.375%, 1/18/27(3)	130		131
144A 7.650%, 6/15/35(3)	70		75
Republic of Ghana 144A 7.875%, 8/7/23(3)	200		201
Republic of Guatemala 144A 4.875%, 2/13/28(3)	200		205
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	3,273,000	IDR	282
Series FR55, 7.375%, 9/15/16	379,000	IDR	31
Series FR63, 5.625%, 5/15/23	624,000	IDR	43
Republic of Iraq RegS 5.800%, 1/15/28(4)	250		226

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of Mozambique EMATUM Finance BV, Series 2020, RegS 6.305%, 9/11/20(4)	$200		$202
Republic of Panama 5.200%, 1/30/20	200		220
Republic of Peru 144A 6.900%, 8/12/37(3)	400	PEN	140
Republic of Philippines 4.950%, 1/15/21	5,000	PHP	117
Republic of Poland
Series 1021, 5.750%, 10/25/21	300	PLN	108
4.000%, 1/22/24	84		87
Republic of Romania 144A 4.875%, 1/22/24(3)	84		89
Republic of South Africa
Series R203, 8.250%, 9/15/17	758	ZAR	69
Series R208, 6.750%, 3/31/21	1,470	ZAR	123
Republic of Sri Lanka 144A 5.875%, 7/25/22(3)	200		208
Republic of Turkey
5.125%, 3/25/22	200		206
6.750%, 5/30/40	225		255
Republic of Uruguay 4.375%, 12/15/28(8)	4,200	UYU	239
Republic of Zambia 144A 5.375%, 9/20/22(3)	200		191
Romania 144A 6.750%, 2/7/22(3)	150		178
Russian Federation 144A 7.850%, 3/10/18(3)	5,000	RUB	121
Ukraine
144A 6.750%, 11/14/17(3)	300		257
144A 7.500%, 4/17/23(3)	200		169
United Mexican States
Series M, 6.000%, 6/18/15	3,855	MXN	293
Series M, 6.500%, 6/9/22	2,250	MXN	173
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $9,416)			8,824

CORPORATE BONDS AND NOTES—70.0%

Australia—0.4%
FMG Resources Property Ltd. 144A 8.250%, 11/1/19(3)	130		135

Austria—1.3%
Sappi Papier Holding GmbH
144A 8.375%, 6/15/19(3)	200		216
144A 6.625%, 4/15/21(3)	200		208

			424

Barbados—0.6%
Columbus International, Inc. 144A 7.375%, 3/30/21(3)	200		209

	PAR VALUE		VALUE
Bermuda—2.0%
Aircastle Ltd.
6.250%, 12/1/19	$100		$106
5.125%, 3/15/21	120		119
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	200		207
GeoPark Latin America Ltd. 144A 7.500%, 2/11/20(3)	200		214

			646

Brazil—6.1%
Banco ABC Brasil S.A. 144A 7.875%, 4/8/20(3)	100		107
Banco do Brasil SA 144A 9.250%(2)(3)(6)(7)	200		206
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	300	BRL	117
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)	125		138
Braskem Finance Ltd. 144A 5.375%, 5/2/22(3)	200		198
BRF SA 144A 7.750%, 5/22/18(3)	400	BRL	143
Caixa Economica Federal 144A 7.250%, 7/23/24(2)(3)	200		201
Companhia Brasileira de Aluminio 144A 4.750%, 6/17/24(3)	200		189
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	125		141
Itau Unibanco Holding SA RegS 5.650%, 3/19/22(4)	250		251
Petrobras International Finance Co. 6.750%, 1/27/41	100		101
Vale Overseas Ltd. 6.875%, 11/21/36	200		225

			2,017

Canada—1.4%
Bombardier, Inc. 144A 4.750%, 4/15/19(3)	135		135
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	45		45
Pacific Rubiales Energy Corp.
144A 5.375%, 1/26/19(3)	100		101
144A 5.125%, 3/28/23(3)	200		192

			473

Cayman Islands—1.7%
Marfrig Overseas Ltd. 144A 9.500%, 5/4/20(3)	200		213
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	191		198
Transocean, Inc. 3.800%, 10/15/22	150		138

			549

See Notes to Financial Statements

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Chile—2.7%
CorpGroup Banking S.A. 144A 6.750%, 3/15/23(3)	$250	$251
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	250	265
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	200	194
Transelec S.A. 144A 4.250%, 1/14/25(3)	200	199

		909

China—2.3%
China Railway Resources Huitung Ltd. 3.850%, 2/5/23	200	195
Country Garden Holdings Co., Ltd. 144A 7.500%, 1/10/23(3)	200	192
Evergrande Real Estate Group Ltd. 144A 8.750%, 10/30/18(3)	200	188
Kaisa Group Holdings Ltd. 144A 8.875%, 3/19/18(3)	200	203

		778

Colombia—1.4%
Bancolombia S.A. 5.125%, 9/11/22	250	251
Comcel Trust 144A 6.875%, 2/6/24(3)	200	211

		462

Georgia—0.7%
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	200	214

Hong Kong—1.7%
Bank of China Hong Kong Ltd. 144A 5.550%, 2/11/20(3)	200	215
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(6)(7)	325	349

		564

Hungary—0.7%
Magyar Fejlesztesi Bank Zrt. 144A 6.250%, 10/21/20(3)	200	222

India—1.6%
Bank of Baroda 144A 4.875%, 7/23/19(3)	200	211
ICICI Bank Ltd. 144A 6.375%, 4/30/22(2)(3)	300	314

		525

	PAR VALUE	VALUE
Indonesia—2.2%
Pertamina Persero PT
144A 4.875%, 5/3/22(3)	$200	$201
144A 6.000%, 5/3/42(3)	275	264
Perusahaan Listrik Negara PT 144A 5.500%, 11/22/21(3)	250	262

		727

Ireland—2.2%
Alfa Bank OJSC (Alfa Bond Issuance plc) 144A 7.500%, 9/26/19(3)(5)	200	197
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)	200	196
Metalloinvest Finance Ltd. 144A 5.625%, 4/17/20(3)	200	183
Vimpel Communications OJSC (VIP Finance Ireland Ltd.) 144A 9.125%, 4/30/18(3)	125	136

		712

Israel—0.7%
Israel Electric Corp. Ltd. RegS 7.250%, 1/15/19(4)	200	225

Kazakhstan—2.4%
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	200	189
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	200	194
KazMunayGas National Co. JSC 144A 5.750%, 4/30/43(3)	200	187
Zhaikmunai LP 144A 7.125%, 11/13/19(3)	200	211

		781

Luxembourg—3.9%
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	200	207
Ardagh Finance Holdings SA PIK Interest Capitalization, 144A 8.625%, 6/15/19(3)(9)	200	202
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(3)	200	189
Millicom International Cellular SA 144A 6.625%, 10/15/21(3)	200	208
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	200	200
Sberbank of Russia (Sberbank Capital SA) 144A 5.125%, 10/29/22(3)	200	181
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(3)	100	105

		1,292

	PAR VALUE		VALUE
Macau—0.6%
Wynn Macau Ltd. 144A 5.250%, 10/15/21(3)	$200		$194

Macedonia—0.6%
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	200		208

Mexico—5.6%
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	200		213
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	200		207
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	144
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.750%, 9/30/22(3)	150		168
Banco Inbursa SA Institucion de Banca Multiple 144A 4.125%, 6/6/24(3)	150		145
Banco Santander Mexico SA 144A 5.950%, 1/30/24(2)(3)	200		212
Cemex SAB de CV 144A 7.250%, 1/15/21(3)	200		212
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)	200		210
Grupo Televisa SAB 7.250%, 5/14/43	2,000	MXN	125
Petroleos Mexicanos 144A 6.375%, 1/23/45(3)	200		226

			1,862

Netherlands—2.4%
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	200		211
Lukoil OAO International Finance BV 144A 4.563%, 4/24/23(3)	200		180
Petrobras Global Finance BV 6.250%, 3/17/24	200		209
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	200		207

			807

Panama—1.7%
AES El Salvador Trust II 144A 6.750%, 3/28/23(3)	200		194
Avianca Holdings SA (Avianca Leasing LLC) 144A 8.375%, 5/10/20(3)	200		214
Banco Latinoamericano de Comercio Exterior SA 144A 3.750%, 4/4/17(3)	150		156

			564

See Notes to Financial Statements

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Peru—2.5%
Banco de Credito del Peru
144A 5.375%, 9/16/20(3)	$100		$108
144A 6.125%, 4/24/27(2)(3)	100		107
Banco Internacional del Peru SAA
144A 5.750%, 10/7/20(3)	100		108
144A 6.625%, 3/19/29(2)(3)	100		108
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	200		189
Volcan Compania Minera SAA 144A 5.375%, 2/2/22(3)	200		199

			819

Russia—0.9%
AHML Finance Ltd. 144A 7.750%, 2/13/18(3)	5,000	RUB	115
VTB Bank OJSC 144A 9.500%, 12/1/49(2)(3)	200		188

			303

Singapore—1.2%
BOC Aviation Pte Ltd. 3.875%, 5/9/19	200		202
Oversea-Chinese Banking Corp. Ltd. 144A 4.000%, 10/15/24(2)(3)	200		202

			404

South Africa—0.6%
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	200		188

Sri Lanka—0.6%
Bank of Ceylon 144A 6.875%, 5/3/17(3)	200		212

Sweden—0.6%
PKO Finance AB 144A 4.630%, 9/26/22(3)	200		208

Thailand—0.6%
Bangkok Bank Plc 144A 3.300%, 10/3/18(3)	200		205

Trinidad and Tobago—0.2%
Petroleum Co. of Trinidad & Tobago Ltd. RegS 6.000%, 5/8/22(4)	67		72

Turkey—2.4%
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	200		198
Turkiye Is Bankasi A.S 144A 7.850%, 12/10/23(3)	200		218
Turkiye Sise Ve Cam Fabrikalari AS 144A 4.250%, 5/9/20(3)	200		192

	PAR VALUE		VALUE
Turkey—continued
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(3)	$200		$190

			798

Ukraine—0.8%
DP World Ltd. 144A 6.850%, 7/2/37(3)	250		280

United Arab Emirates—1.9%
Abu Dhabi National Energy Co. 144A 5.875%, 12/13/21(3)	275		320
IPIC GMTN Ltd. 144A 6.875%, 11/1/41(3)	250		325

			645

United Kingdom—2.7%
EnQuest plc 144A 7.000%, 4/15/22(3)	200		189
Tullow Oil plc 144A 6.000%, 11/1/20(3)	200		201
Ukreximbank Via Biz Finance plc RegS 8.375%, 4/27/15(4)	100		84
Vedanta Resources plc
144A 9.500%, 7/18/18(3)	200		230
144A 7.125%, 5/31/23(3)	200		206

			910

United States—3.0%
Brazil Loan Trust 1 144A 5.477%, 7/24/23(3)	250		260
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	150		156
First Data Corp. 11.750%, 8/15/21	107		125
iHeartCommunications, Inc. 10.000%, 1/15/18	100		84
Interactive Data Corp. 144A 5.875%, 4/15/19(3)	55		54
Parker Drilling Co.(The) 144A 6.750%, 7/15/22(3)	50		51
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(3)	250		273

			1,003

Venezuela—3.6%
Corp Andina de Fomento 4.375%, 6/15/22	200		214
Petroleos de Venezuela SA
RegS 8.500%, 11/2/17(4)	765		604
144A 6.000%, 5/16/24(3)	720		374

			1,192

Virgin Islands (British)—1.5%
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(3)	275	BRL	107

	PAR VALUE		VALUE
Virgin Islands (British)—continued
China Cinda Finance Ltd. 144A 4.000%, 5/14/19(3)	$200		$201
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	200		205

			513
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $23,580)			23,251

	SHARES
PREFERRED STOCK—0.6%

Energy—0.6%
PTT Exploration & Production PCL, 144A, 4.875%(2)(3)	200	(11)	202
TOTAL PREFERRED STOCK (Identified Cost $201)			202

	PAR VALUE
LOAN AGREEMENTS(2)—0.9%

Consumer Discretionary—0.7%
Delta 2 (Lux) S.A R.L.
Tranche B-3, 4.750%, 7/30/21	$47		47
Second Lien, 0.000%, 7/29/22(10)	55		55
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	149		143

			245

Information Technology—0.2%
IPC Systems, Inc. First Lien, 6.000%, 11/8/20	54		54
TOTAL LOAN AGREEMENTS (Identified Cost $303)			299
TOTAL LONG TERM INVESTMENTS—98.1%
(Identified Cost $33,500)			32,576

	SHARES
SHORT-TERM INVESTMENTS—1.5%

Money Market Mutual Funds—1.5%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	504,770		505
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $505)			505
TOTAL INVESTMENTS—99.6% (Identified Cost $34,005)			33,081	(1)
Other assets and liabilities, net—0.4%			141

NET ASSETS—100.0%			$33,222

See Notes to Financial Statements

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

Abbreviations:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2014.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $23,626 or 71.1% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	No contractual maturity date.
(7)	Interest payments may be deferred.
(8)	Principal amount is adjusted pursuant to the change in the Index.
(9)	100% of the income received was in cash.
(10)	This loan will settle after September 30, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(11)	Value shown as par value.
(12)	Security in default.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
UYU	Uruguayan Peso
ZAR	South African Rand

Country Weightings (Unaudited)†
Mexico	7%
Venezuela	7
Brazil	6
United States	5
Luxembourg	4
Turkey	4
Indonesia	3
Other	64
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Corporate Bonds and Notes	$23,251	$—	$23,251
Foreign Government Securities	8,824	—	8,824
Loan Agreements	299	—	299
Equity Securities:
Preferred Stock	202		202
Short-Term Investments	505	505	—

Total Investments	$33,081	$505	$32,576

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—4.8%

Financials—1.2%
Banco Davivienda SA 4.360% (Colombia)	23,969	$346
Banco do Estado do Rio Grande do Sul S.A. 0.920% (Brazil)	38,500	230
Bancolombia SA 2.670% (Colombia)	27,517	390

		966

Materials—2.3%
Klabin SA 4.22% (Brazil)	387,600	372
Vale SA 8.200% (Brazil)	157,500	1,530

		1,902

Utilities—1.3%
Cia Energetica de Sao Paulo, Class B 4.650% (Brazil)	60,100	651
Companhia Paranaense de Energia 2.450%, Class B (Brazil)	31,200	427

		1,078
TOTAL PREFERRED STOCK (Identified Cost $4,219)		3,946

COMMON STOCKS—84.7%

Consumer Discretionary—7.6%
Arcelik AS (Turkey)	45,270	242
China Motor Corp. (Taiwan)	436,000	388
Coway Co. Ltd. (South Korea)	8,658	692
Cyrela Brazil Realty S.A. (Brazil)	78,200	395
Foschini Group Ltd. (The) (South Africa)	21,108	219
Great Wall Motor Co., Ltd. (China)	97,000	377
Grupo Televisa SA (Mexico)	29,500	200
Halla Visteon Climate Control Corp. (South Korea)	14,641	710
Imperial Holdings Ltd. (South Africa)	14,067	217
Kangwon Land, Inc. (South Korea)	23,600	802
Lojas Renner S.A. (Brazil)	10,600	306
Pou Chen Corp. (Taiwan)	215,000	239
Surya Citra Media Tbk PT (Indonesia)	558,200	175
Tofas Turk Otomobil Fabrikasi AS (Turkey)	58,870	331
Truworths International Ltd. (South Africa)	35,291	212
UMW Holdings Bhd (Malaysia)	216,400	809

		6,314

Consumer Staples—5.0%
Ambev SA (Brazil)(2)	156,100	1,027
Fomento Economico Mexicano S.A.B. de CV (Mexico)	47,000	432
Hite Jinro Co., Ltd. (South Korea)	19,220	422
Kimberly-Clark de Mexico S.A.B. de C.V. Class A (Mexico)	77,100	182
KT&G Corp. (South Korea)	13,262	1,188
Spar Group Ltd. (The) (South Africa)	63,631	708

	SHARES	VALUE
Consumer Staples—continued
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	84,100	$212

		4,171

Energy—9.7%
China Petroleum & Chemical Corp. Class H (China)	671,800	588
China Shenhua Energy Co., Ltd. Class H (China)	258,500	721
CNOOC Ltd. (China)	571,000	980
Ecopetrol S.A. (Colombia)	932,304	1,462
Gazprom OAO (Gazstream S.A.) Sponsored ADR (Russia)	56,497	394
Lukoil OAO Sponsored ADR (Russia)	18,750	954
PT Indo Tambangraya Megah ADR (Indonesia)	88,700	189
PTT PCL (Thailand)	54,800	608
Sasol Ltd. (South Africa)	22,332	1,214
Sk Innovation Co. Ltd. (South Korea)	3,195	246
Tatneft OAO ADR (Russia)	19,691	698

		8,054

Financials—26.6%
Agricultural Bank of China Ltd. (China)	1,254,000	556
Alliance Financial Group Bhd (Malaysia)	383,000	583
AMMB Holdings Bhd (Malaysia)	237,600	498
Banco de Chile (Chile)	6,061,210	747
Banco do Brasil S.A. (Brazil)	18,200	189
Banco Santander Chile SA (Chile)	28,670,919	1,599
Bank of China Ltd. (China)	4,363,000	1,955
Barclays Africa Group Ltd. (South Africa)	57,737	789
BR Malls Participacoes S.A. (Brazil)	27,500	216
China Construction Bank Corp. (China)	3,305,000	2,315
China Life Insurance Co. Ltd. (China)	286,000	794
China Minsheng Banking Corp. Ltd. (China)	337,000	308
Compartamos Sab de CV (Mexico)	369,800	792
Dongbu Insurance Co., Ltd. (South Korea)	8,590	484
Evergrande Real Estate Group Ltd. (China)	642,000	241
Far East Horizon Ltd. (Hong Kong)	308,000	276
Farglory Land Development Co., Ltd. (Taiwan)	252,000	297
FirstRand Ltd. (South Africa)	193,981	740
Guangzhou R&F Properties Co., Ltd. (China)	363,200	367
Hanwha Life Insurance Co. Ltd. (South Korea)	56,017	377

	SHARES	VALUE
Financials—continued
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	18,376	$507
Industrial & Commercial Bank of China Ltd. (China)	3,026,000	1,886
Industrial Bank of Korea (South Korea)	33,109	500
Komercni Banka A.S. (Czech Republic)	4,196	998
Mirae Asset Securities Co., Ltd. (South Korea)	3,403	144
Porto Seguro S.A. (Brazil)	21,300	248
Powszechny Zaklad Ubezpieczen S.A. (Poland)	5,882	855
Redefine Properties Ltd. (South Africa)	627,853	541
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	956	256
Sberbank of Russia ADR (Russia)	70,927	558
Shimao Property Holdings Ltd. (China)	130,000	263
Siam Commercial Bank PCL (Thailand)	92,600	520
Standard Bank Group Ltd. (South Africa)	49,467	573

		21,972

Industrials—8.1%
Aboitiz Equity Ventures, Inc. (Philippines)	311,000	373
Alfa Sab de C.V. (Mexico)	108,600	374
CTCI Corp. (Taiwan)	229,000	390
Doosan Heavy Industries & Construction Co. Ltd. (South Korea)	23,285	575
EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	144,800	706
Jiangsu Expressway Co., Ltd. (China)	588,000	620
LG Corp. (South Korea)	12,661	921
LS Industrial Systems Co. Ltd. (South Korea)	8,818	490
Pegatron Corp. (Taiwan)	315,000	580
S-1 Corp. (South Korea)	4,190	324
Samsung Heavy Industries Co., Ltd. (South Korea)	20,420	489
Tav Havalimanlari Holding AS (Turkey)	34,349	276
Zhejiang Expressway Co., Ltd. (China)	542,000	551

		6,669

Information Technology—12.3%
Asustek Computer, Inc. (Taiwan)	68,000	648
Cielo SA (Brazil)	39,040	635
Compal Electronics, Inc. (Taiwan)	503,000	376
Delta Electronics, Inc. (Taiwan)	104,000	657
Inventec Corp. (Taiwan)	687,000	447

See Notes to Financial Statements

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
Information Technology—continued
Lite-On Technology Corp. (Taiwan)	388,105	$560
MediaTek, Inc. (Taiwan)	33,000	489
Quanta Computer, Inc. (Taiwan)	309,000	784
Radiant Opto-Electronics Corp. (Taiwan)	80,260	318
Realtek Semiconductor Corp. (Taiwan)	109,000	387
SK C&C Co. Ltd. (South Korea)	3,529	811
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	538,000	2,122
Transcend Information, Inc. (Taiwan)	154,000	511
Vanguard International Semiconductor Corp. (Taiwan)	173,000	254
Wistron Corp. (Taiwan)	503,000	514
Wpg Holdings Ltd. (Taiwan)	531,000	649

		10,162

Materials—6.0%
China Bluechemical Ltd. Class H (China)	502,000	218
Eregli Demir Ve Celik Fabrikalari TAS (Turkey)	138,156	257
Grupo Mexico S.A.B. de C.V. Series B (Mexico)	215,200	723
Indocement Tunggal Prakarsa Tbk PT (Indonesia)	142,700	252
Jiangxi Copper Co., Ltd. (China)	444,000	731
Kumba Iron Ore Ltd. (South Africa)	16,156	382
MMC Norilsk Nickel ADR (Russia)	41,525	771
PTT Global Chemical PCL (Thailand)	374,300	704
Semen Indonesia (Persero) Tbk PT (Indonesia)	214,000	271
Taiwan Cement Corp. (Taiwan)	451,000	672

		4,981

	SHARES	VALUE
Telecommunication Services—6.8%
Advanced Info Service PCL (Thailand)	57,600	$400
America Movil S.A.B. de C.V. Series L (Mexico)	487,200	614
China Mobile Ltd. (China)	124,500	1,439
MTN Group Ltd. (South Africa)	50,526	1,067
SK Telecom Co., Ltd. (South Korea)	3,088	849
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	2,706,000	647
Tim Participacoes S.A. (Brazil)	40,800	214
Turk Telekomunikasyon AS (Turkey)	157,809	416

		5,646

Utilities—2.6%
CEZ AS (Czech Republic)	28,969	881
Huaneng Power International, Inc. Class H (China)	544,000	594
Perusahaan Gas Negara Persero Tbk PT (Indonesia)	1,326,000	653

		2,128
TOTAL COMMON STOCKS (Identified Cost $70,123)		70,097

EXCHANGE-TRADED FUNDS—6.8%
iPath MSCI India Index ETN (India)(2)	40,109	2,816
iShares MSCI India ETF (India)	92,600	2,811
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $4,908)		5,627
TOTAL LONG TERM INVESTMENTS—96.3%
(Identified Cost $79,250)		79,670

	SHARES	VALUE
SHORT-TERM INVESTMENTS—3.3%

Money Market Mutual Funds—3.3%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	2,716,127	$2,716
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,716)		2,716
TOTAL INVESTMENTS—99.6%
(Identified Cost $81,966)		82,386	(1)
Other assets and liabilities, net—0.4%		368

NET ASSETS—100.0%		$82,754

Abbreviations:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
China	19%
Taiwan	14
South Korea	13
Brazil	9
South Africa	8
India	7
Mexico	4
Other	26
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$70,097	$70,097
Exchange-Traded Funds	5,627	5,627
Preferred Stock	3,946	3,946
Short-Term Investments	2,716	2,716

Total Investments	$82,386	$82,386

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS EMERGING MARKETS SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—1.3%

Industrials—1.3%
Marcopolo S.A. 1.680% (Brazil)	29,100	$47
TOTAL PREFERRED STOCK (Identified Cost $64)		47

COMMON STOCKS—88.8%

Consumer Discretionary—8.9%
Ace Hardware Indonesia Tbk PT (Indonesia)	985,000	71
Goldlion Holdings Ltd. (Hong Kong)	266,000	111
Pico Far East Holdings Ltd. (Hong Kong)	477,780	108
Truworths International Ltd. (South Africa)	8,900	54

		344

Consumer Staples—21.9%
AVI Ltd. (South Africa)	12,000	74
Compania Cervecerias Unidas SA ADR (Chile)	2,735	60
Embotelladora Andina ADR S.A. (Chile)	3,610	69
Eurocash S.A. (Poland)	6,100	60
Grupo Herdez Sab de CV (Mexico)	19,300	52
Guinness Anchor Bhd (Malaysia)	20,500	80
Massmart Holdings Ltd. (South Africa)	7,700	84
Oldtown Bhd (Malaysia)	109,750	60
Premier Marketing PCL (Thailand)	562,000	171
Wawel SA (Poland)	310	93
Wumart Stores, Inc. (China)	42,000	39

		842

Financials—13.6%
ARA Asset Management Ltd. (Singapore)	70,000	96
BFI Finance Indonesia Tbk PT (Indonesia)	680,000	117
Bolsa Mexicana de Valores Sab de CV SA (Mexico)	27,900	60
Equity Bank Ltd. (Kenya)	164,000	95
Korea Ratings Corp. (South Korea)	2,100	80
Tisco Financial Group PCL (Thailand)	54,700	77

		525

Health Care—2.3%
OdontoPrev S.A. (Brazil)	24,800	90

Industrials—21.2%
ASR Logistics Holdings Ltd. (Hong Kong)	591,000	55
Freight Management Holdings Bhd (Malaysia)	108,029	56
Prosegur Cia de Seguridad S.A. (Spain)	17,200	107
Riverstone Holdings Ltd. (Singapore)	172,000	127
S-1 Corp. (South Korea)	1,000	77

	SHARES	VALUE
Industrials—continued
Taiwan Secom Co., Ltd. (Taiwan)	38,875	$107
Tegma Gestao Logistica (Brazil)	8,900	64
Turk Traktor Ve Ziraat Makineleri AS (Turkey)	3,700	115
Valid Solucoes e Servicos de Seguranca Em Meios de Pagamento e Identificacao S.A (Brazil)	7,000	108

		816

Information Technology—11.5%
Bitauto Holdings Ltd. ADR (China)(2)	1,900	148
Lumax International Corp., Ltd. (Taiwan)	55,800	131
MercadoLibre, Inc. (United States)	650	70
Totvs S.A. Com NPV (Brazil)	6,200	94

		443

Materials—9.4%
Assore Ltd. (South Africa)	3,200	61
Cimsa Cimento Sanayi Ve Ticaret AS (Turkey)	13,900	90
Corp. Moctezuma SAB de C.V. (Mexico)	21,300	74
KPX Chemical Co. Ltd. (South Korea)	1,600	90
Synthos SA (Poland)	35,000	49

		364
TOTAL COMMON STOCKS (Identified Cost $3,520)		3,424

WARRANTS—5.1%

Financials—3.1%
Crisil Ltd. Strike price $0.01 Expiration Date 06/02/16 (India)	3,600	118

Information Technology—2.0%
eClerx Services Ltd. Strike price $0.01 Expiration Date 12/31/18 (India)(2)	3,500	79
TOTAL WARRANTS (Identified Cost $147)		197
TOTAL LONG TERM INVESTMENTS—95.2%
(Identified Cost $3,731)		3,668

SHORT-TERM INVESTMENTS—5.4%

Money Market Mutual Funds—5.4%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	210,027	210
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $210)		210
TOTAL INVESTMENTS—100.6%
(Identified Cost $3,941)		3,878	(1)
Other assets and liabilities, net—(0.6)%		(22)

NET ASSETS—100.0%		$3,856

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
Brazil	11%
Hong Kong	7
South Africa	7
Thailand	7
United States	7
South Korea	6
Taiwan	6
Other	49
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$3,424	$3,424	$—
Preferred Stock	47	47	—
Short-Term Invest ments	210	210	—
Warrants	197	—	197

Total Invest ments	$3,878	$3,681	$197

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL COMMODITIES STOCK FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.0%

Consumer Discretionary—1.5%
Mahindra & Mahindra Ltd. (India)	11,334	$250

Consumer Staples—21.0%
Andersons, Inc. (The) (United States)	11,288	710
Archer-Daniels-Midland Co. (The) (United States)	6,266	320
BRF – Brasil Foods S.A. ADR (Brazil)	17,374	413
Kikkoman Corp (Japan)	12,000	255
KWS Saat AG (Germany)	333	117
Marine Harvest Asa (Norway)	13,567	190
S&W Seed Co. (United States)(2)	13,753	58
Sanderson Farms, Inc. (United States)	5,138	452
Tyson Foods, Inc. Class A (United States)	23,383	921

		3,436

Energy—41.6%
Abraxas Petroleum Corp. (United States)(2)	36,502	193
Athabasca Oil Corp. (Canada)(2)	58,453	299
Bankers Petroleum Ltd. (Canada)(2)	63,111	304
Bellatrix Exploration Ltd. (Canada)(2)	42,674	262
Cabot Oil & Gas Corp. (United States)	2,681	88
Canadian Natural Resources Ltd. (Canada)	6,539	254
Concho Resources, Inc. (United States)(2)	2,360	296
Crew Energy, Inc. (Canada)(2)	9,459	83
Encana Corp. (Canada)	11,654	247
EOG Resources, Inc. (United States)	3,821	378
EQT Corp. (United States)	1,453	133
FX Energy, Inc. (United States)(2)	39,595	120
Halliburton Co. (United States)	5,401	348
Interoil Corp. (Canada)(2)	5,618	305
Keyera Corp. (Canada)	4,154	335
MEG Energy Corp. (Canada)(2)	14,873	457
Nabors Industries Ltd. (Bermuda)	4,767	108
Painted Pony Petroleum Ltd. (Canada)(2)	11,119	125
Pembina Pipeline Corp. (Canada)	5,049	213
Pioneer Natural Resources Co. (United States)	1,433	282
Precision Drilling Corp. (Canada)	15,728	170
Schlumberger Ltd. (United States)	1,574	160
Shawcor Ltd. (Canada)	4,342	219
Suncor Energy, Inc. (Canada)	16,365	592
Trican Well Service Ltd. (Canada)	8,927	104
Valero Energy Corp. (United States)	13,106	605
Whiting Petroleum Corp. (United States)(2)	1,645	128

		6,808

	SHARES	VALUE
Industrials—5.2%
Ihi Corp (Japan)	37,000	$192
Kubota Corp. Sponsored ADR (Japan)	4,322	340
Lindsay Corp. (United States)	982	73
Trinity Industries, Inc. (United States)	5,339	250

		855

Materials—28.7%
Agnico-Eagle Mines Ltd. (Canada)	3,219	94
Agrium, Inc. (Canada)	2,103	187
Balchem Corp. (United States)	5,673	321
BHP Billiton Ltd. Sponsored ADR (Australia)	7,717	454
CF Industries Holdings, Inc. (United States)	867	242
Du Pont (E.I.) de Nemours & Co. (United States)	4,112	295
First Quantum Minerals Ltd. (Canada)	17,002	328
Franco-Nevada Corp. (Canada)	9,923	487
Goldcorp, Inc. (Canada)	8,220	189
Grupo Mexico S.A.B. de C.V. Series B (Mexico)	41,149	138
Hudbay Minerals, Inc. (Canada)	38,766	331
Monsanto Co. (United States)	1,642	185
Nippon Steel & Sumitomo Metal Corp. (Japan)	47,000	122
Potash Corp. of Saskatchewan, Inc. (Canada)	5,279	183
Royal Gold, Inc. (United States)	6,816	443
Silver Wheaton Corp. (Canada)	12,792	255
Stillwater Mining Co. (United States)(2)	9,780	147
Tahoe Resources, Inc. (Canada)(2)	8,841	180
Teck Cominco Ltd. Class B (Canada)	6,542	124

		4,705
TOTAL COMMON STOCKS (Identified Cost $14,458)		16,054
TOTAL LONG TERM INVESTMENTS—98.0%
(Identified Cost $14,458)		16,054

SHORT-TERM INVESTMENTS—3.8%

Money Market Mutual Funds—3.8%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	630,227	630
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $630)		630
TOTAL INVESTMENTS—101.8% (Identified Cost $15,088)		16,684	(1)
Other assets and liabilities, net—(1.8)%		(296)

NET ASSETS—100.0%		$16,388

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	47%
Canada	38
Japan	5
Australia	3
Brazil	2
India	2
Norway	1
Other	2
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$16,054	$16,054
Short-Term Investments	630	630

Total Investments	$16,684	$16,684

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—97.1%

Consumer Discretionary—2.4%
Eutelsat Communications SA (France)	46,580	$1,504
SES SA (Luxembourg)	55,015	1,902

		3,406

Energy—27.0%
Enbridge, Inc. (Canada)	155,405	7,441
Keyera Corp. (Canada)	24,770	1,996
Kinder Morgan, Inc. (United States)	103,940	3,985
ONEOK, Inc. (United States)	32,425	2,125
Pembina Pipeline Corp. (Canada)	65,500	2,759
Plains GP Holdings LP (United States)	50,140	1,537
Spectra Energy Corp. (United States)	117,120	4,598
TransCanada Corp. (Canada)	104,575	5,389
Williams Cos., Inc. (The) (United States)	155,990	8,634

		38,464

Financials—4.9%
American Tower Corp. (United States)	35,515	3,325
Crown Castle International Corp. (United States)	44,960	3,621

		6,946

Industrials—13.5%
Abertis Infraestructuras S.A. (Spain)	131,590	2,600
Atlantia SpA (Italy)	130,201	3,215
Auckland International Airport Ltd. (New Zealand)	519,169	1,560
Ferrovial S.A. (Spain)	96,075	1,863
Flughafen Zuerich AG (Switzerland)	2,691	1,690
Fraport AG Frankfurt Airport Services Worldwide (Germany)	23,650	1,555
Sydney Airport (Australia)	471,940	1,765
Transurban Group (Australia)	505,685	3,418
Vinci SA (France)	28,795	1,673

		19,339

Telecommunication Services—18.1%
AT&T, Inc. (United States)	162,940	5,742
BCE, Inc. (Canada)	25,665	1,097
BT Group plc (United Kingdom)	353,215	2,174
Nippon Telegraph & Telephone Corp. ADR (Japan)	42,660	1,327
Singapore Telecommunications Ltd. (Singapore)	728,600	2,170
TDC A/S (Denmark)	197,740	1,502
TELUS Corp. (Canada)	50,355	1,728
Verizon Communications, Inc. (United States)	108,899	5,444
Vodafone Group plc ADR (United Kingdom)	97,351	3,202

	SHARES	VALUE

Telecommunication Services—continued
Windstream Holdings, Inc. (United States)	127,000	$1,369

		25,755

Utilities—31.2%
Allette, Inc. (United States)	26,540	1,178
American Water Works Co., Inc. (United States)	39,050	1,883
APA Group (Australia)	217,025	1,414
Cleco Corp. (United States)	27,740	1,336
CMS Energy Corp. (United States)	47,445	1,407
Dominion Resources, Inc. (United States)	36,985	2,555
DTE Energy Co. (United States)	20,055	1,526
Edison International (United States)	24,385	1,364
Gas Natural SDG S.A. (Spain)	48,350	1,423
Hera SpA (Italy)	471,420	1,248
Iberdrola S.A. (Spain)	249,220	1,785
ITC Holdings Corp. (United States)	38,635	1,377
National Grid plc (United Kingdom)	328,515	4,729
NextEra Energy, Inc. (United States)	42,645	4,003
NiSource, Inc. (United States)	58,005	2,377
Northeast Utilities (United States)	30,530	1,352
Pennon Group plc (United Kingdom)	113,845	1,460
Portland General Electric Co. (United States)	45,350	1,457
PPL Corp. (United States)	41,305	1,356
Public Service Enterprise Group, Inc. (United States)	42,830	1,595
Questar Corp. (United States)	46,870	1,045
Scottish & Southern Energy plc (United Kingdom)	75,215	1,886

Sempra Energy (United States)	32,660	3,442
Snam Rete Gas SpA (Italy)	240,565	1,331

		44,529
TOTAL COMMON STOCKS (Identified Cost $111,725)		138,439
TOTAL LONG TERM INVESTMENTS—97.1%
(Identified Cost $111,725)		138,439

	SHARES	VALUE
SHORT-TERM INVESTMENTS—3.3%

Money Market Mutual Funds—3.3%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	4,639,697	$4,640
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $4,640)		4,640
TOTAL INVESTMENTS—100.4%
(Identified Cost $116,365)		143,079	(1)
Other assets and liabilities, net—(0.4)%		(527)

NET ASSETS—100.0%		$142,552

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

Country Weightings (Unaudited)†
United States	52%
Canada	14
United Kingdom	10
Australia	5
Spain	5
Italy	4
France	2
Other	8
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$138,439	$138,439
Short-Term Investments	4,640	4,640

Total Investments	$143,079	$143,079

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—1.2%

Financials—1.2%
Itau Unibanco Holding S.A. ADR 0.52% (Brazil)	98,872	$1,372
TOTAL PREFERRED STOCK (Identified Cost $1,185)		1,372

COMMON STOCKS—98.1%

Consumer Discretionary—12.8%
Alimentation Couche-Tard, Inc. Class B (Canada)	39,756	1,271
Galaxy Entertainment Group Ltd. (Hong Kong)	97,723	568
Las Vegas Sands Corp. (United States)	46,897	2,918
Naspers Ltd. Class N (South Africa)	10,207	1,126
Persimmon plc (United Kingdom)	56,888	1,230
Priceline Group, Inc. (The) (United States)(2)	2,937	3,403
TJX Cos., Inc. (United States)	31,813	1,882
Twenty-First Century Fox, Inc. Class A (United States)	68,887	2,362

		14,760

Consumer Staples—33.4%
Altria Group, Inc. (United States)	75,240	3,457
British American Tobacco plc (United Kingdom)	116,291	6,564
Coca-Cola Co. (The) (United States)	56,243	2,399
Diageo plc (United Kingdom)	73,191	2,118
Hershey Co. (The) (United States)	30,218	2,884
ITC Ltd. (India)	482,783	2,894
Nestle S.A. Registered Shares (Switzerland)	59,798	4,400
Philip Morris International, Inc. (United States)	68,724	5,732
Reckitt Benckiser Group plc (United Kingdom)	31,579	2,739
SABMiller plc (United Kingdom)	20,306	1,128
Unilever N.V. (Netherlands)	89,923	3,581
Whole Foods Market, Inc. (United States)	21,011	801

		38,697

Energy—2.6%
Core Laboratories N.V. (United States)	7,305	1,069
Enbridge, Inc. (Canada)	41,758	1,999

		3,068

Financials—12.5%
American Tower Corp. (United States)	16,239	1,520
Housing Development Finance Corp. (India)	275,710	4,711
Housing Development Finance Corp. Bank Ltd. (India)	259,125	3,661

	SHARES	VALUE
Financials—continued
Prosperity Bancshares, Inc. (United States)	10,000	$572
Wells Fargo & Co. (United States)	76,320	3,959

		14,423

Health Care—16.1%
Abbott Laboratories (United States)	37,261	1,549
Biogen Idec, Inc. (United States)(2)	4,640	1,535
Bristol-Myers Squibb Co. (United States)	29,055	1,487
Celgene Corp. (United States)(2)	27,118	2,570
Grifols SA (Spain)	36,554	1,498
HealthSouth Corp. (United States)	290	11
Johnson & Johnson (United States)	16,712	1,781
Novo Nordisk A/S Class B (Denmark)	42,568	2,037
Roche Holding AG (Switzerland)	14,763	4,378
Zoetis, Inc. (United States)	48,584	1,795

		18,641

Industrials—3.3%
Bureau Veritas SA (France)	47,327	1,046
Precision Castparts Corp. (United States)	4,500	1,066
SGS SA Registered Shares (Switzerland)	814	1,689

		3,801

Information Technology—16.7%
Alibaba Group Holding Ltd. ADR (Cayman Islands)(2)	1,007	89
Apple, Inc. (United States)	4,177	421
Baidu, Inc. Sponsored ADR (China)(2)	7,223	1,576
Cielo SA (Brazil)	68,331	1,112
Cognizant Technology Solutions Corp. Class A (United States)(2)	41,250	1,847
Facebook, Inc. Class A (United States)(2)	10,885	860
Google, Inc. Class C (United States)(2)	6,211	3,586
MasterCard, Inc. Class A (United States)	73,630	5,443
Tencent Holdings Ltd. (Cayman Islands)	92,565	1,377
Visa, Inc. Class A (United States)	14,340	3,060

		19,371

Materials—0.7%
Fresnillo plc (United Kingdom)	64,111	790
TOTAL COMMON STOCKS (Identified Cost $87,477)		113,551
TOTAL LONG TERM INVESTMENTS—99.3%
(Identified Cost $88,662)		114,923

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.6%

Money Market Mutual Funds—1.6%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	1,831,866	$1,832
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,832)		1,832
TOTAL INVESTMENTS—100.9%
(Identified Cost $90,494)		116,755	(1)
Other assets and liabilities, net—(0.9)%		(993)

NET ASSETS—100.0%		$115,762

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	53%
United Kingdom	12
India	10
Switzerland	9
Canada	3
Netherlands	3
Brazil	2
Other	8
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$113,551	$113,551
Preferred Stock	1,372	1,372
Short-Term Investments	1,832	1,832

Total Investments	$116,755	$116,755

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.9%

Australia—4.8%
BGP Holdings plc(2)(3)(4)	13,566	$0
Dexus Property Group	519,440	505
GPT Group	76,500	259
Scentre Group(2)	338,989	974
Westfield Corp.	136,950	893

		2,631

Canada—4.0%
Allied Properties Real Estate Investment Trust	22,285	680
Canadian Real Estate Investment Trust	9,175	397
First Capital Realty, Inc.	25,880	405
RioCan Real Estate Investment Trust	29,562	678

		2,160

Finland—0.8%
Citycon OYJ	133,822	448

France—1.7%
Fonciere Des Regions	2,554	230
Klepierre	6,320	277
Mercialys SA	17,900	390

		897

Germany—2.1%
Deutsche Annington Immobilien SE	19,380	562
LEG Immobilien AG	8,554	593

		1,155

Hong Kong—3.9%
Hang Lung Properties Ltd.	152,000	433
Hongkong Land Holdings Ltd.	56,900	387
Hysan Development Co. Ltd.	82,000	379
Link REIT (The)	154,504	890

		2,089

Italy—0.1%
Beni Stabili SpA	79,478	56

Japan—5.5%
AEON Mall Co., Ltd.	17,677	337
GLP J-REIT	401	463
Hulic Co., Ltd.	17,000	180
Industrial & Infrastructure Fund Investment Corp.	23	191
Japan Real Estate Investment Corp.	67	345
Kenedix Realty Investment Corp.	64	344
Nippon Building Fund, Inc.	77	405
Nippon Prologis REIT, Inc.	170	395
Nomura Real Estate Office Fund, Inc.	74	339

		2,999

	SHARES	VALUE
Mexico—1.7%
Prologis Property Mexico SA de CV	306,800	$642
TF Administradora Industrial S de Rl de CV	133,222	293

		935

Netherlands—3.0%
Unibail-Rodamco SE	6,373	1,640

Norway—0.6%
Norwegian Property ASA	216,575	324

Singapore—3.5%
CapitaMall Trust	266,450	399
CapitaRetail China Trust	376,331	463
Global Logistic Properties Ltd.	362,500	770
Mapletree Logistics Trust	291,545	264

		1,896

Sweden—0.7%
Castellum AB	25,740	392

United Kingdom—8.0%
Big Yellow Group plc	38,728	326
British Land Co. plc	44,600	508
Derwent London plc	6,410	284
Great Portland Estates plc	21,671	225
Hammerson plc	78,320	729
Land Securities Group plc	43,631	735
Safestore Holdings plc	162,726	564
SEGRO plc	74,190	437
Unite Group plc (The)	74,400	512

		4,320

United States—57.5%
American Campus Communities, Inc.	16,038	585
AvalonBay Communities, Inc.	4,515	636
Boston Properties, Inc.	9,928	1,149
Brixmor Property Group, Inc.	16,483	367
Camden Property Trust	13,610	933
CubeSmart	11,000	198
DCT Industrial Trust, Inc.	151,393	1,137
DDR Corp.	27,845	466
Douglas Emmett, Inc.	28,369	728
Duke Realty Corp.	36,200	622
EastGroup Properties, Inc.	1,700	103
Equity Lifestyle Properties, Inc.	5,546	235
Equity Residential	23,815	1,466
Essex Property Trust, Inc.	8,104	1,449
Extra Space Storage, Inc.	22,595	1,165
General Growth Properties, Inc.	49,719	1,171
HCP, Inc.	19,029	756
Highwoods Properties, Inc.	12,760	496
Host Hotels & Resorts, Inc.	66,708	1,423
Kilroy Realty Corp.	22,275	1,324
Kimco Realty Corp.	27,985	613
LaSalle Hotel Properties	26,315	901
Liberty Property Trust	27,617	918
Macerich Co. (The)	22,173	1,415
Pebblebrook Hotel Trust	26,109	975

	SHARES	VALUE
United States—continued
Prologis, Inc.	45,648	$1,721
Public Storage	12,740	2,113
RLJ Lodging Trust	15,200	433
Simon Property Group, Inc.	19,931	3,277
SL Green Realty Corp.	3,386	343
Tanger Factory Outlet Centers	29,400	962
Ventas, Inc.	15,272	946
Washington Prime Group, Inc.	11,615	203

		31,229
TOTAL COMMON STOCKS (Identified Cost $47,563)		53,171

RIGHTS—0.0%

Italy—0.0%
Beni Stabili SpA Exercise Price: .424 EUR Expiration: 10/17/14	49,478	1
TOTAL RIGHTS (Identified Cost $0)		1
TOTAL LONG TERM INVESTMENTS—97.9%
(Identified Cost $47,563)		53,172

SHORT-TERM INVESTMENTS—3.0%

Money Market Mutual Funds—3.0%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	1,628,744	1,629
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,629)		1,629
TOTAL INVESTMENTS—100.9% (Identified Cost $49,192)		54,801	(1)
Other assets and liabilities, net—(0.9)%		(464)

NET ASSETS—100.0%		$54,337

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Foreign Currencies:

EUR	Euro

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

Country Weightings (Unaudited)†
United States	60%
United Kingdom	8
Australia	5
Japan	5
Canada	4
Hong Kong	4
Singapore	3
Other	11
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$53,171	$53,171	$0	(1)
Rights	1	1	—
Short-Term Investments	1,629	1,629	—

Total Investments	$54,801	$54,801	$0	(1)

(1)	Includes internally fair valued security currently priced at zero ($0).

There are no Level 2 (significant observable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—98.8%

Consumer Discretionary—16.5%
Barrat Developments plc (United Kingdom)	40,817	$262
Compagnie Financiere Richemont SA Registered Shares (Switzerland)	7,315	600
Domino’s Pizza Group plc (United Kingdom)	20,097	185
Hermes International SA (France)	750	224
Luxottica Group SpA (Italy)	1,641	86
Naspers Ltd. Class N (South Africa)	1,893	209
Paddy Power plc (Ireland)(2)	4,162	301
Persimmon plc (United Kingdom)	12,574	272
Priceline Group, Inc. (The) (United States)(2)	297	344
William Hill plc (United Kingdom)	41,215	247

		2,730

Consumer Staples—36.3%
Anheuser-Busch InBev N.V. (Belgium)	3,214	358
British American Tobacco plc (United Kingdom)	15,872	896
Diageo plc (United Kingdom)	16,348	473
L’Oreal S.A. (France)	1,946	309
Lindt & Spruengli AG (Switzerland)	42	210
Nestle S.A. Registered Shares (Switzerland)	11,457	843
Pernod-Ricard S.A. (France)	2,106	238
Philip Morris International, Inc. (United States)	8,996	750
Reckitt Benckiser Group plc (United Kingdom)	8,930	775
SABMiller plc (United Kingdom)	8,836	491
Unilever N.V. (Netherlands)	16,980	676

		6,019

Energy—3.1%
Core Laboratories N.V. (United States)	3,557	521

Financials—2.7%
Countrywide plc (United Kingdom)	11,306	83
Reinet Investments SCA (Luxembourg)	8,943	193
Svenska Handelsbanken Class A (Sweden)	3,632	171

		447

	SHARES	VALUE

Health Care—18.2%
Cie Generale D’optique Essilor International SA (France)	4,385	$481
Coloplast A/S Class B (Denmark)	500	42
Fresenius Medical Care AG & Co KGaA (Germany)	3,750	262
Grifols SA (Spain)	9,660	396
Novo Nordisk A/S Class B (Denmark)	11,370	544
Novozymes A/S Class B (Denmark)	4,255	185
Roche Holding AG (Switzerland)	3,143	932
Sanofi (France)	1,561	176

		3,018

Industrials—10.5%
Bureau Veritas SA (France)	17,169	379
DKSH Holding AG (Switzerland)	3,922	293
Indutrade AB (Sweden)	4,040	154
Legrand SA (France)	2,062	107
Rolls-Royce Holdings plc C Shares (United Kingdom)	20,328	318
SGS SA Registered Shares (Switzerland)	148	307
Zodiac Aerospace (France)	5,545	177

		1,735

Information Technology—2.2%
Accenture plc Class A (United States)	2,311	188
Wirecard AG (Germany)	4,988	184

		372

Materials—8.0%
Air Liquide SA (France)	4,695	572
Fresnillo plc (United Kingdom)	18,423	227
HeidelbergCement AG (Germany)	2,176	144
Randgold Resources Ltd. (Jersey)	1,598	109
Randgold Resources Ltd. ADR (Jersey)	1,758	119
Sika AG (Switzerland)	47	163

		1,334

Retail REIT—1.3%
Unibail-Rodamco SE (Netherlands)	827	213
TOTAL COMMON STOCKS (Identified Cost $14,223)		16,389
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $14,223)		16,389

	SHARES	VALUE

SHORT-TERM INVESTMENTS—1.2%

Money Market Mutual Funds—1.2%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	193,383	$193
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $193)		193
TOTAL INVESTMENTS—100.0%
(Identified Cost $14,416)		16,582	(1)
Other assets and liabilities, net—0.0%		2

NET ASSETS—100.0%		$16,584

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United Kingdom	25%
Switzerland	20
France	16
United States	12
Denmark	5
Netherlands	5
Germany	4
Other	13
Total	100%
† % of total investments as of September 30, 2014

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$16,389	$16,389
Short-Term Investments	193	193

Total Investments	$16,582	$16,582

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—91.6%

Consumer Discretionary—14.9%
Bridgestone Corp. (Japan)	8,200	$271
Fuji Heavy Industries Ltd. (Japan)	10,500	347
Li & Fung Ltd. (Hong Kong)	219,300	249
Melco Crown Entertainment Ltd. ADR (United States)	9,850	259
Tata Motors Ltd. Sponsored ADR (India)	5,900	258
Toyota Motor Corp. Sponsored ADR (Japan)	2,400	282

		1,666

Consumer Staples—4.5%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Brazil)	5,400	235
Marine Harvest Asa ADR (Norway)	19,350	272

		507

Energy—11.2%
Cameco Corp. (Canada)	14,700	260
Canadian Natural Resources Ltd. (Canada)	6,700	260
Encana Corp. (Canada)	14,100	299
Royal Dutch Shell plc Class B ADR (United Kingdom)	3,550	281
Uranium Participation Corp. (Canada)(2)	33,000	148

		1,248

Financials—20.7%
Aviva plc (United Kingdom)	35,011	297
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR (Spain)	21,716	261
BNP Paribas SA (France)	4,153	276
Credit Agricole SA (France)	21,837	329
ING Groep N.V. ADR (Netherlands)(2)	21,750	309
Intesa Sanpaolo SpA (Italy)	111,173	338
ORIX Corp. (Japan)	20,900	288
Unicredit SPA (Italy)	26,950	213

		2,311

	SHARES	VALUE
Health Care—10.9%
H Lundbeck A/S (Denmark)	10,750	$240
Novartis AG ADR (Switzerland)	3,300	310
Shire plc ADR (United Kingdom)	1,300	337
Valeant Pharmaceuticals International, Inc. (Canada)(2)	2,500	328

		1,215

Industrials—10.7%
Hitachi Ltd. (Japan)	40,350	308
Hutchison Whampoa Ltd. (Hong Kong)	18,200	221
Nidec Corp. (Japan)	5,900	399
Schneider Electric SE (France)	3,400	261

		1,189

Information Technology—4.2%
NXP Semiconductor NV (Netherlands)(2)	3,150	216
Taiwan Semiconductors Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	12,700	256

		472

Materials—4.2%
Newcrest Mining Ltd. (Australia)(2)	26,300	243
Syngenta AG ADR (Switzerland)	3,550	225

		468

Telecommunication Services—8.3%
KDDI Corp. (Japan)	4,700	283
Nippon Telegraph & Telephone Corp. ADR (Japan)	12,000	373
Spark New Zealand Ltd. (New Zealand)	115,200	267

		923

Utilities—2.0%
GDF Suez (France)	8,800	221
TOTAL COMMON STOCKS (Identified Cost $9,816)		10,220

	SHARES	VALUE
RIGHTS—1.6%

Consumer Discretionary—1.6%
Hyundai Motor Co. Pref (South Korea)	1,550	$176
TOTAL RIGHTS (Identified Cost $231)		176
TOTAL LONG TERM INVESTMENTS—93.2%
(Identified Cost $10,047)		10,396

SHORT-TERM INVESTMENTS—5.9%

Money Market Mutual Funds—5.9%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	658,923	659
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $659)		659
TOTAL INVESTMENTS—99.1% (Identified Cost $10,706)		11,055	(1)
Other assets and liabilities, net—0.9%		99

NET ASSETS—100.0%		$11,154

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Foreign Currencies:

JPY	Japanese Yen

At September 30, 2014, the Fund had entered into forward currency contracts as follows (reported in 000’s):

Contracts to Sell	In Exchange for	Counterparty	Settlement Date	Value	Unrealized Appreciation (Depreciation)
JPY 1,050	USD 1,000	JPMorgan	3/09/15	$959	$41

					$41

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014

($ reported in thousands)

Country Weightings (Unaudited)†
Japan	23%
Canada	12
France	10
United Kingdom	8
United States	8
Italy	5
Switzerland	5
Other	29
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$10,220	$10,220	$—
Rights	176	176	—
Short-Term Investments	659	659	—

Total Investments	$11,055	$11,055	$—

Other Financial Instruments:
Forward Currency Contracts*	$41	$—	$41

There are no Level 3 (significant unobservable inputs) priced securities.

*	Valued at the unrealized appreciation (depreciation) on the investment.

There were no transfers between Level 1 and Level 2 for the period.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Rights
Investments in Securities
Balance as of September 30, 2013:	$18
Accrued discount/(premium)	—
Realized gain/(loss)	18
Change in unrealized appreciation/(depreciation)	(18)
Purchases	—
Sales	(18)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2014	$—

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

See Notes to Financial Statements

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.3%

Australia—12.2%
BGP Holdings plc(2)(3)(4)	588,920	$0
Dexus Property Group	1,088,115	1,058
GPT Group	152,000	515
Scentre Group(2)	652,271	1,873
Westfield Corp.	266,473	1,738

		5,184

Canada—9.7%
Allied Properties Real Estate Investment Trust	42,215	1,288
Canadian Real Estate Investment Trust	17,195	745
First Capital Realty, Inc.	50,405	788
RioCan Real Estate Investment Trust	56,150	1,287

		4,108

Finland—1.9%
Citycon OYJ	243,794	816

France—3.6%
Fonciere Des Regions	3,260	294
Klepierre	11,856	519
Mercialys SA	32,000	698

		1,511

Germany—4.9%
Deutsche Annington Immobilien SE	37,420	1,086
LEG Immobilien AG	14,461	1,002

		2,088

Hong Kong—10.0%
Hang Lung Properties Ltd.	311,000	885
Hongkong Land Holdings Ltd.	131,100	892
Hysan Development Co. Ltd.	162,000	749
Link REIT (The)	301,441	1,737

		4,263

Italy—0.2%
Beni Stabili SpA	127,257	90

Japan—14.2%
AEON Mall Co., Ltd.	38,613	737
GLP J-REIT	739	854
Hulic Co., Ltd.	33,000	349
Industrial & Infrastructure Fund Investment Corp.	52	431
Japan Real Estate Investment Corp.	129	663
Kenedix Realty Investment Corp.	149	800
Nippon Building Fund, Inc.	147	773
Nippon Prologis REIT, Inc.	318	740
Nomura Real Estate Office Fund, Inc.	149	682

		6,029

	SHARES	VALUE
Mexico—3.2%
Prologis Property Mexico SA de CV	402,200	$842
TF Administradora Industrial S de Rl de CV	243,852	537

		1,379

Netherlands—7.1%
Unibail-Rodamco SE	11,760	3,026

Norway—1.5%
Norwegian Property ASA	419,600	627

Singapore—8.8%
CapitaMall Trust	499,650	748
CapitaRetail China Trust	733,868	903
Global Logistic Properties Ltd.	744,500	1,582
Mapletree Logistics Trust	583,544	528

		3,761

Sweden—1.5%
Castellum AB	40,866	622

United Kingdom—19.5%
Big Yellow Group plc	76,688	646
British Land Co. plc	100,305	1,142
Derwent London plc	12,346	547
Great Portland Estates plc	42,118	437
Hammerson plc	143,809	1,339
Land Securities Group plc	87,885	1,480
Safestore Holdings plc	293,876	1,020
SEGRO plc	128,057	754
Unite Group plc (The)	138,000	950

		8,315
TOTAL COMMON STOCKS (Identified Cost $33,121)		41,819

RIGHTS—0.0%

Italy—0.0%
Beni Stabili SpA Exercise Price: .424 EUR Expiration: 10/17/14	127,257	3
TOTAL RIGHTS (Identified Cost $0)		3
TOTAL LONG TERM INVESTMENTS—98.3%
(Identified Cost $33,121)		41,822

SHORT-TERM INVESTMENTS—1.6%

Money Market Mutual Funds—1.6%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	700,456	700
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $700)		700
TOTAL INVESTMENTS—99.9% (Identified Cost $33,821)		42,522	(1)
Other assets and liabilities, net—0.1%		26

NET ASSETS—100.0%		$42,548

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Foreign Currencies:

EUR	Euro

Country Weightings (Unaudited)†
United Kingdom	20%
Japan	14
Australia	12
Canada	10
Hong Kong	10
Singapore	9
Netherlands	7
Other	18
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$41,819	$41,819	$0	*
Rights	3	3
Short-Term Investments	700	700	—

Total Investments	$42,522	$42,522	$0	*

*	Includes internally fair valued security currently priced at zero ($0).

There are no Level 2 (significant observable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—91.6%

Consumer Discretionary—10.2%
Goldlion Holdings Ltd. (Hong Kong)	3,999,600	$1,669
Pico Far East Holdings Ltd. (Hong Kong)	7,049,122	1,589
Rightmove plc (United Kingdom)	27,950	975
Watts Co. Ltd. (Japan)	108,091	889

		5,122

Consumer Staples—9.5%
Compania Cervecerias Unidas S.A. (Chile)	135,986	1,497
Dongsuh Co., Inc. (South Korea)(4)	1	0
Oldtown Bhd (Malaysia)	1,193,750	648
Premier Marketing PCL (Thailand)	6,867,727	2,086
Wawel SA (Poland)	1,900	573

		4,804

Energy—3.4%
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	4,648	453
TGS Nopec Geophysical Co. ASA (Norway)	49,000	1,247

		1,700

Financials—17.3%
ARA Asset Management Ltd. (Singapore)	1,121,760	1,539
Euler Hermes SA (France)	14,150	1,510
Euroz Ltd. (Australia)	1,760,867	1,866
Financiere Marc de Lacharriere (France)	7,111	517
Hiscox Ltd (United Kingdom)	159,226	1,626
Korea Ratings Corp. (South Korea)	39,500	1,512
Lsl Property Services PLC (United Kingdom)	23,342	124

		8,694

Health Care—7.1%
Haw Par Corp. Ltd. (Singapore)	158,719	1,091
Sirona Dental Systems, Inc. (United States)(2)	3,000	230
WIN-Partners Co. Ltd. (Japan)	163,010	2,259

		3,580

Industrials—21.9%
AIT Corp. (Japan)	348,000	2,526
Amadeus Fire AG (Germany)	7,541	527
ASR Logistics Holdings Ltd. (Hong Kong)	841,770	79
Clasquin (France)	9,707	288
Freight Management Holdings Bhd (Malaysia)(3)	701,312	361
Konecranes Oyj (Finland)	52,000	1,399
Riverstone Holdings Ltd. (Singapore)	1,243,000	916

	SHARES	VALUE
Industrials—continued
Rotork plc (United Kingdom)	11,449	$513
SMT Scharf AG (Germany)	18,667	401
Tegma Gestao Logistica (Brazil)	95,000	687
Thermador Groupe (France)	10,339	982
Turk Traktor Ve Ziraat Makineleri AS (Turkey)	52,500	1,626
WABCO Holdings, Inc. (United States)(2)	8,000	728

		11,033

Information Technology—14.2%
Alten SA (France)	11,300	485
Bouvet ASA (Norway)	191,945	2,539
Carsales.com Ltd. (Australia)	60,000	518
Lumax International Corp., Ltd. (Taiwan)	942,000	2,208
MercadoLibre, Inc. (United States)	4,500	489
Pro-Ship, Inc. (Japan)	39,500	880

		7,119

Materials—8.0%
Assore Ltd. (South Africa)	31,200	595
KPX Chemical Co. Ltd. (South Korea)	27,399	1,535
Rimoni Industries Ltd. (Israel)	32,663	270
Uyemura (C) & Co. Ltd. (Japan)	14,000	721
Victrex plc (United Kingdom)	35,000	911

		4,032
TOTAL COMMON STOCKS (Identified Cost $45,475)		46,084
TOTAL LONG TERM INVESTMENTS—91.6%
(Identified Cost $45,475)		46,084

SHORT-TERM INVESTMENTS—9.0%

Money Market Mutual Funds—9.0%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.080%)	4,504,511	4,505
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $4,505)		4,505
TOTAL INVESTMENTS—100.6%
(Identified Cost $49,980)		50,589	(1)
Other assets and liabilities, net—(0.6)%		(319)

NET ASSETS—100.0%		$50,270

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Amounts are less than $500 (not reported in 000s).

Country Weightings (Unaudited)†
Japan	14%
United States	12
Norway	8
United Kingdom	8
France	7
Hong Kong	7
Singapore	7
Other	37
Total	100%
† % of total investments as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$46,084	$46,084
Short-Term Investments	4,505	4,505

Total Investments	$50,589	$50,589

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

($ reported in thousands except shares and per share amounts)

	Emerging Markets Debt Fund	Emerging Markets Equity Income Fund		Emerging Markets Small-Cap Fund
Assets
Investment in securities at value(1)	$33,081	$82,386		$3,878
Foreign currency at value(2)	—	357		—
Cash	5	—		—
Receivables
Fund shares sold	5	187		—	(3)
Receivable from adviser	—	—		4
Dividends and interest receivable	574	152		7
Tax reclaims	2	—		—	(3)
Prepaid expenses	23	25		—	(3)
Prepaid trustee retainer	— (3)	1		—	(3)

Total assets	33,690	83,108		3,889

Liabilities
Cash overdraft	—	—		—	(3)
Payables
Fund shares repurchased	2	186		—
Investment securities purchased	392	—		—
Dividend distributions	1	—		—
Investment advisory fees	26	72		—
Distribution and service fees	1	1		—	(3)
Administration fees	4	9		1
Transfer agent fees and expenses	2	10		—	(3)
Trustees’ fees and expenses	— (3)	—	(3)	—	(3)
Professional fees	37	28		29
Other accrued expenses	3	48		3

Total liabilities	468	354		33

Net Assets	$33,222	$82,754		$3,856

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$34,614	$81,089		$3,764
Accumulated undistributed net investment income (loss)	(4)	1,246		61
Accumulated undistributed net realized gain (loss)	(461)	5		94
Net unrealized appreciation (depreciation) on investments	(927)	414		(63)

Net Assets	$33,222	$82,754		$3,856

Class A
Net asset value (net assets/shares outstanding) per share	$9.69	$10.54		$10.32
Maximum offering price per share NAV/(1–3.75%)	$10.07	—		—
Maximum offering price per share NAV/(1–5.75%)	$—	$11.18		$10.95
Shares of beneficial interest outstanding, no par value, unlimited authorization	101,376	114,737		21,009
Net Assets	$982	$1,210		$217
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.68	$10.50		$10.26
Shares of beneficial interest outstanding, no par value, unlimited authorization	81,408	76,119		15,532
Net Assets	$788	$799		$159
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.68	$10.56		$10.34
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,249,943	7,643,747		336,612
Net Assets	$31,452	$80,745		$3,480

(1) Investment in securities at cost	$34,005	$81,966		$3,941
(2) Foreign currency at cost	$—	$359		$—
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2014

($ reported in thousands except shares and per share amounts)

	Global Commodities Stock Fund		Global Dividend Fund		Global Opportunities Fund
Assets
Investment in securities at value(1)	$16,684		$143,079		$116,755
Foreign currency at value(2)	107		—		—
Receivables
Investment securities sold	171		—		1,214
Fund shares sold	—		1,606		31
Dividends and interest receivable	11		231		282
Tax reclaims	1		96		95
Prepaid expenses	15		21		25
Prepaid trustee retainer	—	(3)	1		1

Total assets	16,989		145,034		118,403

Liabilities
Payables
Fund shares repurchased	421		1,155		99
Investment securities purchased	132		1,110		2,333
Foreign capital gain taxes payable	—		—		17
Investment advisory fees	9		77		82
Distribution and service fees	—	(3)	34		20
Administration fees	2		16		12
Transfer agent fees and expenses	2		49		28
Trustees’ fees and expenses	—	(3)	—	(3)	—	(3)
Professional fees	29		29		35
Other accrued expenses	6		12		15

Total liabilities	601		2,482		2,641

Net Assets	$16,388		$142,552		$115,762

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$19,908		$115,073		$91,348
Accumulated undistributed net investment income (loss)	(40)		552		674
Accumulated undistributed net realized gain (loss)	(5,075)		221		(2,497)
Net unrealized appreciation (depreciation) on investments	1,595		26,706		26,237

Net Assets	$16,388		$142,552		$115,762

Class A
Net asset value (net assets/shares outstanding) per share	$8.33		$15.38		$12.12
Maximum offering price per share NAV/(1–5.75%)	$8.84		$16.32		$12.86
Shares of beneficial interest outstanding, no par value, unlimited authorization	70,535		3,945,884		6,414,110
Net Assets	$587		$60,673		$77,738
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—		$10.73
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		60,788
Net Assets	$—		$—		$652
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$8.18		$15.33		$10.66
Shares of beneficial interest outstanding, no par value, unlimited authorization	40,158		1,717,321		324,055
Net Assets	$329		$26,322		$3,455
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$8.39		$15.38		$12.11
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,845,209		3,611,147		2,801,784
Net Assets	$15,472		$55,557		$33,917

(1) Investment in securities at cost	$15,088		$116,365		$90,494
(2) Foreign currency at cost	$107		$—		$—
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2014

($ reported in thousands except shares and per share amounts)

	Global Real Estate Securities Fund		Greater European Opportunities Fund		International Equity Fund
Assets
Investment in securities at value(1)(3)	$54,801		$16,582		$11,055
Foreign currency at value(2)	—		1		—
Receivables
Investment securities sold	—		34		—
Fund shares sold	422		30		61
Receivable from adviser	—		—	(3)	—	(3)
Prepaid trustee retainer	—	(3)	—	(3)	—	(3)
Dividends and interest receivable	156		30		21
Tax reclaims	13		27		34
Prepaid expenses	15		15		24
Unrealized appreciation on forward currency contracts	—		—		41

Total assets	55,407		16,719		11,236

Liabilities
Cash overdraft	117		—		—
Payables
Fund shares repurchased	12		1		—	(3)
Investment securities purchased	851		86		41
Investment advisory fees	26		—		—
Distribution and service fees	9		4		1
Administration fees	6		2		2
Transfer agent fees and expenses	11		6		2
Trustees’ fees and expenses	—	(3)	—	(3)	—	(3)
Professional fees	29		28		32
Other accrued expenses	9		8		4

Total liabilities	1,070		135		82

Net Assets	$54,337		$16,584		$11,154

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$48,054		$14,301		$10,901
Accumulated undistributed net investment income (loss)	259		41		54
Accumulated undistributed net realized gain (loss)	416		78		(190)
Net unrealized appreciation (depreciation) on investments	5,608		2,164		389

Net Assets	$54,337		$16,584		$11,154

Class A
Net asset value (net assets/shares outstanding) per share	$25.18		$15.32		$10.90
Maximum offering price per share NAV/(1–5.75%)	$26.72		$16.25		$11.57
Shares of beneficial interest outstanding, no par value, unlimited authorization	854,116		829,299		359,259
Net Assets	$21,502		$12,703		$3,915
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$24.77		$15.08		$10.68
Shares of beneficial interest outstanding, no par value, unlimited authorization	236,136		74,886		75,199
Net Assets	$5,850		$1,130		$804
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$25.33		$15.38		$10.87
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,065,285		178,826		592,277
Net Assets	$26,985		$2,751		$6,435

(1) Investment in securities at cost	$49,192		$14,416		$10,706
(2) Foreign currency at cost	$—		$1		$—
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2014

($ reported in thousands except shares and per share amounts)

	International Real Estate Securities Fund		International Small-Cap Fund
Assets
Investment in securities at value(1)	$42,522		$50,589
Foreign currency at value(2)	—		—	(3)
Receivables
Investment securities sold	—		58
Fund shares sold	64		291
Prepaid trustee retainer	—	(3)	—	(3)
Dividends and interest receivable	99		69
Tax reclaims	35		22
Prepaid expenses	21		25
Prepaid trustee retainer	—	(3)	—	(3)

Total assets	42,741		51,054

Liabilities
Payables
Fund shares repurchased	5		116
Investment securities purchased	101		570
Investment advisory fees	29		35
Distribution and service fees	5		1
Administration fees	5		6
Transfer agent fees and expenses	11		6
Trustees’ fees and expenses	—	(3)	—	(3)
Professional fees	28		29
Other accrued expenses	9		21

Total liabilities	193		784

Net Assets	$42,548		$50,270

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$44,032		$46,607
Accumulated undistributed net investment income (loss)	(140)		526
Accumulated undistributed net realized gain (loss)	(10,042)		2,532
Net unrealized appreciation (depreciation) on investments	8,698		605

Net Assets	$42,548		$50,270

Class A
Net asset value (net assets/shares outstanding) per share	$7.03		$13.70
Maximum offering price per share NAV/(1–5.75%)	$7.46		$14.54
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,602,340		180,762
Net Assets	$11,257		$2,477
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$6.97		$13.63
Shares of beneficial interest outstanding, no par value, unlimited authorization	365,985		87,580
Net Assets	$2,553		$1,194
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$7.03		$13.74
Shares of beneficial interest outstanding, no par value, unlimited authorization	4,085,931		3,392,603
Net Assets	$28,738		$46,599

(1) Investment in securities at cost	$33,821		$49,980
(2) Foreign currency at cost	$—		$—	(3)
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

	Emerging Markets Debt Fund	Emerging Markets Equity Income Fund	Emerging Markets Small-Cap Fund(2)

Investment Income
Dividends	$1	$3,087	$116
Interest	1,866	— (1)	—	(1)
Foreign taxes withheld	(2)	(369)	(10)

Total investment income	1,865	2,718	106

Expenses
Investment advisory fees	226	698	32
Service fees, Class A	6	3	—	(1)
Distribution and service fees, Class C	5	7	1
Administration fees	37	80	3
Transfer agent fees and expenses	16	54	2
Registration fees	43	53	38
Printing fees and expenses	4	8	7
Custodian fees	3	72	4
Professional fees	38	35	31
Trustees’ fees and expenses	2	2	—	(1)
Miscellaneous expenses	3	7	4

Total expenses	383	1,019	122
Less expenses reimbursed and/or waived by investment adviser	(40)	(13)	(80)

Net expenses	343	1,006	42

Net investment income (loss)	1,522	1,712	64

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(421)	179	94
Net realized gain (loss) on foreign currency transactions	(4)	4	4
Net change in unrealized appreciation (depreciation) on investments	1,075	38	(63)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(3)	(4)	—	(1)

Net gain (loss) on investments	647	217	35

Net increase (decrease) in net assets resulting from operations	$2,169	$1,929	$99

(1) Amount is less than $500.

(2) From Inception date December 17, 2013.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

	Global Commodities Stock Fund	Global Dividend Fund	Global Opportunities Fund

Investment Income
Dividends	$339	$8,824	$2,663
Interest	— (1)	— (1)	— (1)
Security lending	—	—	7
Foreign taxes withheld	(23)	(337)	(82)

Total investment income	316	8,487	2,588

Expenses
Investment advisory fees	243	930	1,006
Service fees, Class A	2	145	205
Distribution and service fees, Class B	—	—	7
Distribution and service fees, Class C	4	213	33
Administration fees	30	173	143
Transfer agent fees and expenses	14	203	147
Registration fees	37	99	52
Printing fees and expenses	3	20	17
Custodian fees	10	15	15
Professional fees	32	31	40
Trustees’ fees and expenses	1	6	5
Miscellaneous expenses	5	9	11

Total expenses	381	1,844	1,681
Less expenses reimbursed and/or waived by investment adviser	(36)	—	—
Plus expenses recaptured by investment adviser	—	—	25 (2)

Net expenses	345	1,844	1,706

Net investment income (loss)	(29)	6,643	882

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(517)	11,970	5,227
Net realized gain (loss) on foreign currency transactions	(18)	(3)	(6)
Net change in unrealized appreciation (depreciation) on investments	(575)	1,573	5,258
Net change in unrealized appreciation (depreciation) on foreign currency translation	2	(10)	(14)
Net change in foreign taxes on unrealized capital gains	—	—	(4)

Net gain (loss) on investments	(1,108)	13,530	10,461

Net increase (decrease) in net assets resulting from operations	$(1,137)	$20,173	$11,343

(1) Amount is less than $500.

(2) See Note 3D in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

	Global Real Estate Securities Fund	Greater European Opportunities Fund	International Equity Fund

Investment Income
Dividends	$1,413	$369	$229
Interest	—	— (1)	—
Foreign taxes withheld	(68)	(24)	(23)

Total investment income	1,345	345	206

Expenses
Investment advisory fees	398	145	68
Service fees, Class A	44	34	7
Distribution and service fees, Class C	41	10	5
Administration fees	57	21	10
Transfer agent fees and expenses	67	28	9
Registration fees	42	39	40
Printing fees and expenses	8	3	2
Custodian fees	8	11	5
Professional fees	33	35	36
Trustees’ fees and expenses	2	1	— (1)
Miscellaneous expenses	4	3	4

Total expenses	704	330	186
Less expenses reimbursed and/or waived by investment adviser	(79)	(80)	(74)

Net expenses	625	250	112

Net investment income (loss)	720	95	94

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	857	147	(130)
Net realized gain (loss) on foreign currency transactions	(2)	(7)	— (1)
Net change in unrealized appreciation (depreciation) on investments	2,780	(597)	209
Net change in unrealized appreciation (depreciation) on foreign currency translation	(2)	(3)	38

Net gain (loss) on investments	3,633	(460)	117

Net increase (decrease) in net assets resulting from operations	$4,353	$(365)	$211

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2014

($ reported in thousands)

	International Real Estate Securities Fund	International Small-Cap Fund

Investment Income
Dividends	$1,848	$1,885
Interest	—	— (1)
Foreign taxes withheld	(152)	(167)

Total investment income	1,696	1,718

Expenses
Investment advisory fees	436	432
Service fees, Class A	26	5
Distribution and service fees, Class C	23	10
Administration fees	53	52
Transfer agent fees and expenses	60	37
Registration fees	43	49
Printing fees and expenses	7	6
Custodian fees	11	31
Professional fees	29	31
Trustees’ fees and expenses	2	2
Miscellaneous expenses	3	3

Total expenses	693	658
Less expenses reimbursed and/or waived by investment adviser	(100)	(60)

Net expenses	593	598

Net investment income (loss)	1,103	1,120

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,039	2,651
Net realized gain (loss) on foreign currency transactions	(5)	(9)
Net change in unrealized appreciation (depreciation) on investments	325	(1,451)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(5)	(4)

Net gain (loss) on investments	2,354	1,187

Net increase (decrease) in net assets resulting from operations	$3,457	$2,307

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Emerging Markets Debt Fund			Emerging Markets Equity Income Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,522		$1,391	$1,712	$180
Net realized gain (loss)	(425)		(114)	183	(114)
Net change in unrealized appreciation (depreciation)	1,072		(2,192)	34	140

Increase (decrease) in net assets resulting from operations	2,169		(915)	1,929	206

From Distributions to Shareholders
Net investment income, Class A	(104)		(97)	(20)	(7)
Net investment income, Class C	(19)		(8)	(6)	— (1)
Net investment income, Class I	(1,338)		(1,277)	(586)	(48)
Net realized short-term gains, Class A	—		(1)	—	(2)
Net realized short-term gains, Class C	—		— (1)	—	(3)
Net realized short-term gains, Class I	—		(41)	—	(92)
Tax return of capital, Class A	(3)		—	—	—
Tax return of capital, Class C	(—	)(1)	—	—	—
Tax return of capital, Class I	(44)		—	—	—

Decrease in net assets from distributions to shareholders	(1,508)		(1,424)	(612)	(152)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(2,299)		3,657	390	730
Change in net assets from share transactions, Class C	410		296	373	311
Change in net assets from share transactions, Class I	6,190		1,399	70,772	3,513

Increase (decrease) in net assets from share transactions	4,301		5,352	71,535	4,554

Net increase (decrease) in net assets	4,962		3,013	72,852	4,608

Net Assets
Beginning of period	28,260		25,247	9,902	5,294

End of period	$33,222		$28,260	$82,754	$9,902

Accumulated undistributed net investment income (loss) at end of period	$(4)		$20	$1,246	$126

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Emerging Markets Small-Cap Fund	Global Commodities Stock Fund
	From Inception December 17, 2013 to September 30, 2014	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$64	$(29)	$39
Net realized gain (loss)	98	(535)	(2,131)
Net change in unrealized appreciation (depreciation)	(63)	(573)	(308)

Increase (decrease) in net assets resulting from operations	99	(1,137)	(2,400)

From Distributions to Shareholders
Net investment income, Class A	— (1)	—	(22)
Net investment income, Class C	— (1)	—	(2)
Net investment income, Class I	(7)	—	(411)

Decrease in net assets from distributions to shareholders	(7)	—	(435)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	215	99	(257)
Change in net assets from share transactions, Class C	155	55	202
Change in net assets from share transactions, Class I	3,394	(12,063)	12,613

Increase (decrease) in net assets from share transactions	3,764	(11,909)	12,558

Net increase (decrease) in net assets	3,856	(13,046)	9,723

Net Assets
Beginning of period	—	29,434	19,711

End of period	$3,856	$16,388	$29,434

Accumulated undistributed net investment income (loss) at end of period	$61	$(40)	$—

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Dividend Fund		Global Opportunities Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$6,643	$3,224	$882	$778
Net realized gain (loss)	11,967	2,466	5,221	9,746
Net change in unrealized appreciation (depreciation)	1,563	6,669	5,240	1,373

Increase (decrease) in net assets resulting from operations	20,173	12,359	11,343	11,897

From Distributions to Shareholders
Net investment income, Class A	(2,550)	(1,244)	(512)	(224)
Net investment income, Class B	—	—	— (1)	—
Net investment income, Class C	(820)	(277)	(3)	—
Net investment income, Class I	(2,785)	(1,726)	(313)	(143)

Decrease in net assets from distributions to shareholders	(6,155)	(3,247)	(828)	(367)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	1,908	13,393	(8,082)	(1,519)
Change in net assets from share transactions, Class B	—	—	(213)	(353)
Change in net assets from share transactions, Class C	6,599	7,823	213	1,040
Change in net assets from share transactions, Class I	(21,781)	17,186	1,594	3,080

Increase (decrease) in net assets from share transactions	(13,274)	38,402	(6,488)	2,248

Net increase (decrease) in net assets	744	47,514	4,027	13,778

Net Assets
Beginning of period	141,808	94,294	111,735	97,957

End of period	$142,552	$141,808	$115,762	$111,735

Accumulated undistributed net investment income (loss) at end of period	$552	$1	$674	$611

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Real Estate Securities Fund		Greater European Opportunities Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$720	$558	$95	$91
Net realized gain (loss)	855	378	140	420
Net change in unrealized appreciation (depreciation)	2,778	255	(600)	1,048

Increase (decrease) in net assets resulting from operations	4,353	1,191	(365)	1,559

From Distributions to Shareholders
Net investment income, Class A	(230)	(293)	(52)	(58)
Net investment income, Class C	(29)	(50)	(2)	(1)
Net investment income, Class I	(440)	(419)	(12)	(34)
Net realized short-term gains, Class A	(21)	—	(197)	(9)
Net realized short-term gains, Class C	(5)	—	(15)	— (1)
Net realized short-term gains, Class I	(34)	—	(30)	(5)
Net realized long-term gains, Class A	(86)	—	(125)	(202)
Net realized long-term gains, Class C	(20)	—	(9)	(6)
Net realized long-term gains, Class I	(143)	—	(19)	(100)

Decrease in net assets from distributions to shareholders	(1,008)	(762)	(461)	(415)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	4,968	6,449	(83)	5,895
Change in net assets from share transactions, Class C	2,073	2,172	576	383
Change in net assets from share transactions, Class I	(232)	13,019	959	1,681

Increase (decrease) in net assets from share transactions	6,809	21,640	1,452	7,959

Net increase (decrease) in net assets	10,154	22,069	626	9,103

Net Assets
Beginning of period	44,183	22,114	15,958	6,855

End of period	$54,337	$44,183	$16,584	$15,958

Accumulated undistributed net investment income (loss) at end of period	$259	$(35)	$41	$19

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Equity Fund			International Real Estate Securities Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$94	$448		$1,103	$888
Net realized gain (loss)	(130)	4,095		2,034	684
Net change in unrealized appreciation (depreciation)	247	(1,309)		320	1,368

Increase (decrease) in net assets resulting from operations	211	3,234		3,457	2,940

From Distributions to Shareholders
Net investment income, Class A	(61)	(4)		(188)	(406)
Net investment income, Class C	(7)	(2)		(27)	(119)
Net investment income, Class I	(69)	(664)		(696)	(2,099)
Net realized short-term gains, Class A	(34)	(6)		—	—
Net realized short-term gains, Class C	(2)	(4)		—	—
Net realized short-term gains, Class I	(29)	(813)		—	—
Net realized long-term gains, Class A	—	(17)		—	—
Net realized long-term gains, Class C	—	(13)		—	—
Net realized long-term gains, Class I	—	(2,568)		—	—

Decrease in net assets from distributions to shareholders	(202)	(4,091)		(911)	(2,624)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	3,770	(19)		427	6,221
Change in net assets from share transactions, Class C	686	15		525	371
Change in net assets from share transactions, Class I	4,210	(23,366)		(3,094)	1,694

Increase (decrease) in net assets from share transactions	8,666	(23,370)		(2,142)	8,286

Net increase (decrease) in net assets	8,675	(24,227	)(1)	404	8,602

Net Assets
Beginning of period	2,479	26,706		42,144	33,542

End of period	$11,154	$2,479		$42,548	$42,144

Accumulated undistributed net investment income (loss) at end of period	$54	$97		$(140)	$(1,493)

(1) See Note 13 in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Small-Cap Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,120	$269
Net realized gain (loss)	2,642	329
Net change in unrealized appreciation (depreciation)	(1,455)	2,039

Increase (decrease) in net assets resulting from operations	2,307	2,637

From Distributions to Shareholders
Net investment income, Class A	(45)	(2)
Net investment income, Class C	(14)	(1)
Net investment income, Class I	(815)	(95)
Net realized short-term gains, Class A	(8)	— (1)
Net realized short-term gains, Class C	(9)	— (1)
Net realized short-term gains, Class I	(316)	(4)

Decrease in net assets from distributions to shareholders	(1,207)	(102)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	2,059	251
Change in net assets from share transactions, Class C	802	222
Change in net assets from share transactions, Class I	27,409	12,850

Increase (decrease) in net assets from share transactions	30,270	13,323

Net increase (decrease) in net assets	31,370	15,858

Net Assets
Beginning of period	18,900	3,042

End of period	$50,270	$18,900

Accumulated undistributed net investment income (loss) at end of period	$526	$179

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets
Debt Fund
Class A
10/1/13 to 9/30/14	$9.43	0.47	0.26	0.73	(0.46)	—	(0.01)	(0.47)	0.26	$9.69	7.83%		$982	1.35%		1.52%		4.88%		39%
10/1/12 to 9/30/13	10.09	0.48	(0.64)	(0.16)	(0.48)	(0.02)	—	(0.50)	(0.66)	9.43	(1.94)		3,200	1.35		1.55		4.92		60
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	—	0.09	10.09	0.90	(4)	101	1.35	(3)	3.49	(3)	3.35	(3)	13	(4)

Class C
10/1/13 to 9/30/14	$9.42	0.40	0.25	0.65	(0.38)	—	(0.01)	(0.39)	0.26	$9.68	7.03%		$788	2.10%		2.21%		4.08%		39%
10/1/12 to 9/30/13	10.09	0.41	(0.66)	(0.25)	(0.40)	(0.02)	—	(0.42)	(0.67)	9.42	(2.68)		374	2.10		2.32		4.11		60
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	—	0.09	10.09	0.90	(4)	110	2.10	(3)	4.26	(3)	2.63	(3)	13	(4)

Class I
10/1/13 to 9/30/14	$9.42	0.49	0.26	0.75	(0.48)	—	(0.01)	(0.49)	0.26	$9.68	8.11%		$31,452	1.10%		1.23%		5.09%		39%
10/1/12 to 9/30/13	10.10	0.50	(0.66)	(0.16)	(0.50)	(0.02)	—	(0.52)	(0.68)	9.42	(1.80)		24,686	1.10		1.33		4.99		60
9/5/12(6) to 9/30/12	10.00	0.02	0.08	0.10	—	—	—	—	0.10	10.10	1.00	(4)	25,036	1.10	(3)	3.24	(3)	3.61	(3)	13	(4)
Emerging Markets
Equity Income Fund
Class A
10/1/13 to 9/30/14	$10.57	0.21	(0.05)	0.16	(0.19)	—	—	(0.19)	(0.03)	$10.54	1.54%		$1,210	1.75%		1.95%		1.96%		72%
10/1/12 to 9/30/13	10.59	0.31	(0.07)	0.24	(0.07)	(0.19)	—	(0.26)	(0.02)	10.57	2.19		830	1.75		2.90		3.00		100
9/5/12(6) to 9/30/12	10.00	(0.01)	0.60	0.59	—	—	—	—	0.59	10.59	5.90	(4)	106	1.75	(3)	10.28	(3)	(0.78	)(3)	37	(4)

Class C
10/1/13 to 9/30/14	$10.54	0.15	(0.07)	0.08	(0.12)	—	—	(0.12)	(0.04)	$10.50	0.80%		$799	2.50%		2.65%		1.39%		72%
10/1/12 to 9/30/13	10.58	0.20	(0.03)	0.17	(0.02)	(0.19)	—	(0.21)	(0.04)	10.54	1.48		417	2.50		3.77		1.89		100
9/5/12(6) to 9/30/12	10.00	(0.01)	0.59	0.58	—	—	—	—	0.58	10.58	5.80	(4)	106	2.50	(3)	11.03	(3)	(1.54	)(3)	37	(4)

Class I
10/1/13 to 9/30/14	$10.58	0.27	(0.08)	0.19	(0.21)	—	—	(0.21)	(0.02)	$10.56	1.87%		$80,745	1.50%		1.51%		2.60%		72%
10/1/12 to 9/30/13	10.59	0.27	(0.01)	0.26	(0.08)	(0.19)	—	(0.27)	(0.01)	10.58	2.39		8,655	1.50		2.87		2.56		100
9/5/12(6) to 9/30/12	10.00	— (5)	0.59	0.59	—	—	—	—	0.59	10.59	5.90	(4)	5,082	1.50	(3)	10.03	(3)	(0.54	)(3)	37	(4)
Emerging Markets
Small-Cap Fund
Class A
12/17/13(6) to 9/30/14	$10.00	0.18	0.16	0.34	(0.02)	—	—	(0.02)	0.32	$10.32	3.45	%(4)	$217	1.85	%(3)	4.82	%(3)	2.25	%(3)	44	%(4)

Class C
12/17/13(6) to 9/30/14	$10.00	0.12	0.16	0.28	(0.02)	—	—	(0.02)	0.26	$10.26	2.82	%(4)	$159	2.60	%(3)	5.59	%(3)	1.54	%(3)	44	%(4)

Class I
12/17/13(6) to 9/30/14	$10.00	0.20	0.17	0.37	(0.03)	—	—	(0.03)	0.34	$10.34	3.66	%(4)	$3,480	1.60	%(3)	4.64	%(3)	2.50	%(3)	44	%(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Commodities
Stock Fund
Class A
10/1/13 to 9/30/14	$8.94	(0.03)	(0.58)	(0.61)	—	—	—	(0.61)	$8.33	(6.82)%		$587	1.65%	1.81%	(0.33)%		164%
10/1/12 to 9/30/13	9.96	(0.01)	(0.84)	(0.85)	(0.17)	—	(0.17)	(1.02)	8.94	(8.61)		530	1.65	1.87	(0.07)		132
10/1/11 to 9/30/12	8.16	— (5)	1.82	1.82	(0.02)	—	(0.02)	1.80	9.96	22.30		936	1.65	1.91	(0.03)		96
3/15/11(6) to 9/30/11	10.00	(0.01)	(1.83)	(1.84)	—	—	—	(1.84)	8.16	(18.40	)(4)	204	1.65 (3)	5.40 (3)	(0.14	)(3)	32 (4)

Class C
10/1/13 to 9/30/14	$8.85	(0.10)	(0.57)	(0.67)	—	—	—	(0.67)	$8.18	(7.46)%		$329	2.40%	2.56%	(1.08)%		164%
10/1/12 to 9/30/13	9.87	(0.08)	(0.82)	(0.90)	(0.12)	—	(0.12)	(1.02)	8.85	(9.14)		300	2.40	2.62	(0.84)		132
10/1/11 to 9/30/12	8.13	(0.08)	1.82	1.74	—	—	—	1.74	9.87	21.40		117	2.40	2.60	(0.86)		96
3/15/11(6) to 9/30/11	10.00	(0.05)	(1.82)	(1.87)	—	—	—	(1.87)	8.13	(18.70	)(4)	99	2.40 (3)	6.73 (3)	(0.90	)(3)	32 (4)

Class I
10/1/13 to 9/30/14	$8.97	(0.01)	(0.57)	(0.58)	—	—	—	(0.58)	$8.39	(6.58)%		$15,472	1.40%	1.55%	(0.10)%		164%
10/1/12 to 9/30/13	9.98	0.02	(0.84)	(0.82)	(0.19)	—	(0.19)	(1.01)	8.97	(8.34)		28,604	1.40	1.62	0.18		132
10/1/11 to 9/30/12	8.17	0.01	1.84	1.85	(0.04)	—	(0.04)	1.81	9.98	22.67		18,658	1.40	1.59	0.14		96
3/15/11(6) to 9/30/11	10.00	0.01	(1.84)	(1.83)	—	—	—	(1.83)	8.17	(18.30	)(4)	15,692	1.40 (3)	2.92 (3)	0.14	(3)	32 (4)
Global Dividend
Fund
Class A
10/1/13 to 9/30/14	$13.94	0.71	1.40	2.11	(0.67)	—	(0.67)	1.44	$15.38	15.21%		$60,673	1.29%	1.29%	4.69%		24%
10/1/12 to 9/30/13	12.88	0.35	1.05	1.40	(0.34)	—	(0.34)	1.06	13.94	11.05		53,354	1.28	1.28	2.62		14
10/1/11 to 9/30/12	10.97	0.31	1.95	2.26	(0.35)	—	(0.35)	1.91	12.88	20.80		36,347	1.32	1.32	2.59		21
10/1/10 to 9/30/11	10.71	0.33	0.25	0.58	(0.32)	—	(0.32)	0.26	10.97	5.40		23,120	1.34	1.34	2.89		16
10/1/09 to 9/30/10	9.97	0.26	0.77	1.03	(0.29)	—	(0.29)	0.74	10.71	10.48		24,794	1.33	1.33	2.51		22

Class C
10/1/13 to 9/30/14	$13.90	0.58	1.41	1.99	(0.56)	—	(0.56)	1.43	$15.33	14.37%		$26,322	2.04%	2.04%	3.82%		24%
10/1/12 to 9/30/13	12.85	0.25	1.05	1.30	(0.25)	—	(0.25)	1.05	13.90	10.23		17,969	2.03	2.03	1.85		14
10/1/11 to 9/30/12	10.95	0.23	1.93	2.16	(0.26)	—	(0.26)	1.90	12.85	19.97		9,117	2.07	2.07	1.88		21
10/1/10 to 9/30/11	10.69	0.24	0.26	0.50	(0.24)	—	(0.24)	0.26	10.95	4.51		6,138	2.09	2.09	2.11		16
10/1/09 to 9/30/10	9.95	0.20	0.75	0.95	(0.21)	—	(0.21)	0.74	10.69	9.70		7,160	2.10	2.10	1.98		22

Class I
10/1/13 to 9/30/14	$13.94	0.74	1.41	2.15	(0.71)	—	(0.71)	1.44	$15.38	15.49%		$55,557	1.04%	1.04%	4.87%		24%
10/1/12 to 9/30/13	12.89	0.39	1.04	1.43	(0.38)	—	(0.38)	1.05	13.94	11.23		70,485	1.03	1.03	2.86		14
10/1/11 to 9/30/12	10.97	0.35	1.95	2.30	(0.38)	—	(0.38)	1.92	12.89	21.19		48,830	1.07	1.07	2.85		21
10/1/10 to 9/30/11	10.72	0.36	0.24	0.60	(0.35)	—	(0.35)	0.25	10.97	5.56		33,865	1.09	1.09	3.16		16
10/1/09 to 9/30/10	9.96	0.31	0.76	1.07	(0.31)	—	(0.31)	0.76	10.72	10.96		37,094	1.10	1.10	3.04		22
The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Opportunities
Fund
Class A
10/1/13 to 9/30/14	$11.07	0.08	1.04	1.12	(0.07)	—	(0.07)	1.05	$12.12	10.18%	$77,738	1.48%	1.46%	0.70%	41%
10/1/12 to 9/30/13	9.91	0.07	1.12	1.19	(0.03)	—	(0.03)	1.16	11.07	12.05	78,434	1.55	1.50	0.69	61
10/1/11 to 9/30/12	7.91	0.05	1.99	2.04	(0.04)	—	(0.04)	2.00	9.91	25.80	71,592	1.55	1.55	0.53	73
10/1/10 to 9/30/11	7.79	0.05	0.15	0.20	(0.08)	—	(0.08)	0.12	7.91	2.54	54,916	1.55	1.67	0.65	56
10/1/09 to 9/30/10	6.67	0.09	1.11	1.20	(0.08)	—	(0.08)	1.12	7.79	18.09	59,088	1.57 (7)	1.66	1.21	78

Class B
10/1/13 to 9/30/14	$9.81	(0.01)	0.93	0.92	—	—	—	0.92	$10.73	9.38%	$652	2.23%	2.21%	(0.09)%	41%
10/1/12 to 9/30/13	8.82	(0.01)	1.00	0.99	—	—	—	0.99	9.81	11.22	798	2.30	2.25	(0.10)	61
10/1/11 to 9/30/12	7.06	(0.02)	1.78	1.76	—	—	—	1.76	8.82	24.93	1,048	2.30	2.30	(0.28)	73
10/1/10 to 9/30/11	6.97	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.06	1.76	915	2.30	2.42	(0.14)	56
10/1/09 to 9/30/10	6.00	0.03	0.99	1.02	(0.05)	—	(0.05)	0.97	6.97	17.09	1,294	2.32 (7)	2.41	0.43	78

Class C
10/1/13 to 9/30/14	$9.76	— (5)	0.91	0.91	(0.01)	—	(0.01)	0.90	$10.66	9.32%	$3,455	2.23%	2.21%	(0.04)%	41%
10/1/12 to 9/30/13	8.77	—	0.99	0.99	—	—	—	0.99	9.76	11.29	2,963	2.30	2.24	(0.03)	61
10/1/11 to 9/30/12	7.02	(0.02)	1.77	1.75	—	—	—	1.75	8.77	24.93	1,700	2.30	2.30	(0.25)	73
10/1/10 to 9/30/11	6.93	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.02	1.77	813	2.30	2.42	(0.11)	56
10/1/09 to 9/30/10	5.97	0.03	0.98	1.01	(0.05)	—	(0.05)	0.96	6.93	17.01	806	2.32 (7)	2.41	0.48	78

Class I
10/1/13 to 9/30/14	$11.07	0.11	1.05	1.16	(0.12)	—	(0.12)	1.04	$12.11	10.49%	$33,917	1.23%	1.21%	0.97%	41%
10/1/12 to 9/30/13	9.91	0.10	1.12	1.22	(0.06)	—	(0.06)	1.16	11.07	12.36	29,540	1.30	1.30	0.94	61
8/8/12(6) to 9/30/12(6)	9.38	— (5)	0.53	0.53	—	—	—	0.53	9.91	5.54 (4)	23,617	1.30 (3)	1.30 (3)	0.02 (3)	73 (4)
Global Real Estate
Securities Fund
Class A
10/1/13 to 9/30/14	$23.14	0.38	2.19	2.57	(0.36)	(0.17)	(0.53)	2.04	$25.18	11.36%	$21,502	1.40%	1.57%	1.52%	29%
10/1/12 to 9/30/13	22.40	0.35	1.09	1.44	(0.70)	—	(0.70)	0.74	23.14	6.48	15,306	1.40	1.66	1.51	18
10/1/11 to 9/30/12	17.78	0.33	4.77	5.10	(0.11)	(0.37)	(0.48)	4.62	22.40	29.21	8,695	1.40	2.37	1.61	31
10/1/10 to 9/30/11	19.84	0.50	(0.90)	(0.40)	(1.01)	(0.65)	(1.66)	(2.06)	17.78	(2.57)	5,275	1.40	3.16	2.48	41
10/1/09 to 9/30/10	18.33	0.40	3.31	3.71	(1.55)	(0.65)	(2.20)	1.51	19.84	22.42	2,492	1.40	4.07	2.21	28

Class C
10/1/13 to 9/30/14	$22.78	0.22	2.13	2.35	(0.19)	(0.17)	(0.36)	1.99	$24.77	10.51%	$5,850	2.15%	2.32%	0.92%	29%
10/1/12 to 9/30/13	22.14	0.18	1.08	1.26	(0.62)	—	(0.62)	0.64	22.78	5.70	3,545	2.15	2.41	0.80	18
10/1/11 to 9/30/12	17.65	0.17	4.72	4.89	(0.03)	(0.37)	(0.40)	4.49	22.14	28.18	1,356	2.15	3.11	0.83	31
10/1/10 to 9/30/11	19.67	0.35	(0.88)	(0.53)	(0.84)	(0.65)	(1.49)	(2.02)	17.65	(3.25)	486	2.15	3.91	1.73	41
10/1/09 to 9/30/10	18.25	0.27	3.29	3.56	(1.49)	(0.65)	(2.14)	1.42	19.67	21.55	262	2.15	4.83	1.50	28

Class I
10/1/13 to 9/30/14	$23.28	0.41	2.22	2.63	(0.41)	(0.17)	(0.58)	2.05	$25.33	11.60%	$26,985	1.15%	1.32%	1.65%	29%
10/1/12 to 9/30/13	22.51	0.42	1.09	1.51	(0.74)	—	(0.74)	0.77	23.28	6.78	25,332	1.15	1.41	1.78	18
10/1/11 to 9/30/12	17.85	0.45	4.71	5.16	(0.13)	(0.37)	(0.50)	4.66	22.51	29.50	12,063	1.15	1.93	2.04	31
10/1/10 to 9/30/11	19.91	0.63	(0.97)	(0.34)	(1.07)	(0.65)	(1.72)	(2.06)	17.85	(2.26)	609	1.15	2.92	3.07	41
10/1/09 to 9/30/10	18.36	0.47	3.30	3.77	(1.57)	(0.65)	(2.22)	1.55	19.91	22.77	678	1.15	3.90	2.63	28

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Greater European
Opportunities Fund
Class A
10/1/13 to 9/30/14	$15.87	0.09		(0.22)	(0.13)	(0.06)	(0.36)	(0.42)	(0.55)	$15.32	(0.88)%	$12,703	1.45%	1.91%	0.54%	65%
10/1/12 to 9/30/13	14.20	0.13		2.09	2.22	(0.12)	(0.43)	(0.55)	1.67	15.87	15.92	13,433	1.45	2.22	0.86	75
10/1/11 to 9/30/12	11.80	0.16		2.87	3.03	(0.15)	(0.48)	(0.63)	2.40	14.20	26.75	6,513	1.45	2.82	1.26	49
10/1/10 to 9/30/11	13.56	0.17		(0.36)	(0.19)	(0.29)	(1.28)	(1.57)	(1.76)	11.80	(2.09)	4,571	1.45	3.03	1.26	46
10/1/09 to 9/30/10	12.97	0.21		0.95	1.16	(0.15)	(0.42)	(0.57)	0.59	13.56	9.14	4,629	1.45	2.75	1.60	48

Class C
10/1/13 to 9/30/14	$15.71	(0.02)		(0.23)	(0.25)	(0.02)	(0.36)	(0.38)	(0.63)	$15.08	(1.62)%	$1,130	2.20%	2.67%	(0.12)%	65%
10/1/12 to 9/30/13	14.10	0.03		2.07	2.10	(0.06)	(0.43)	(0.49)	1.61	15.71	15.11	607	2.20	2.92	0.21	75
10/1/11 to 9/30/12	11.69	0.07		2.85	2.92	(0.03)	(0.48)	(0.51)	2.41	14.10	25.73	187	2.20	3.57	0.52	49
10/1/10 to 9/30/11	13.45	0.07		(0.36)	(0.29)	(0.19)	(1.28)	(1.47)	(1.76)	11.69	(2.77)	144	2.20	3.78	0.53	46
10/1/09 to 9/30/10	12.93	0.07		0.98	1.05	(0.11)	(0.42)	(0.53)	0.52	13.45	8.28	142	2.20	3.50	0.56	48

Class I
10/1/13 to 9/30/14	$15.92	0.14		(0.24)	(0.10)	(0.08)	(0.36)	(0.44)	(0.54)	$15.38	(0.64)%	$2,751	1.20%	1.68%	0.89%	65%
10/1/12 to 9/30/13	14.23	0.06		2.20	2.26	(0.14)	(0.43)	(0.57)	1.69	15.92	16.19	1,918	1.20	1.96	0.39	75
10/1/11 to 9/30/12	11.83	0.17		2.90	3.07	(0.19)	(0.48)	(0.67)	2.40	14.23	26.99	155	1.20	2.57	1.32	49
10/1/10 to 9/30/11	13.60	0.17		(0.34)	(0.17)	(0.32)	(1.28)	(1.60)	(1.77)	11.83	(1.84)	206	1.20	2.78	1.33	46
10/1/09 to 9/30/10	12.98	0.24		0.96	1.20	(0.16)	(0.42)	(0.58)	0.62	13.60	9.48	142	1.20	2.56	1.83	48
International Equity Fund
Class A
10/1/13 to 9/30/14	$10.50	0.13		0.64	0.77	(0.24)	(0.13)	(0.37)	0.40	$10.90	7.42%	$3,915	1.50%	2.42%	1.18%	115%
10/1/12 to 9/30/13	10.87	0.16		1.19	1.35	(0.25)	(1.47)	(1.72)	(0.37)	10.50	13.38	170	1.50	1.95	1.41	277	(9)
10/1/11 to 9/30/12	9.79	0.21		1.36	1.57	(0.30)	(0.19)	(0.49)	1.08	10.87	16.58	193	1.50	1.80	2.02	25
10/1/10 to 9/30/11	10.17	0.29		(0.57)	(0.28)	(0.10)	—	(0.10)	(0.38)	9.79	(2.85)	952	1.50	2.11	2.73	65
9/16/10(6) to 9/30/10	10.00	—	(5)	0.17	0.17	—	—	—	0.17	10.17	1.70 (4)	102	1.50 (3)	19.64 (3)	1.36 (3)	0	(4)

Class C
10/1/13 to 9/30/14	$10.37	0.04		0.62	0.66	(0.22)	(0.13)	(0.35)	0.31	$10.68	6.56%	$804	2.25%	3.13%	0.38%	115%
10/1/12 to 9/30/13	10.77	0.08		1.20	1.28	(0.21)	(1.47)	(1.68)	(0.40)	10.37	12.53	124	2.25	2.73	0.70	277	(9)
10/1/11 to 9/30/12	9.76	0.20		1.25	1.45	(0.25)	(0.19)	(0.44)	1.01	10.77	15.37	115	2.25	2.51	1.94	25
10/1/10 to 9/30/11	10.16	0.18		(0.53)	(0.35)	(0.05)	—	(0.05)	(0.40)	9.76	(3.58)	98	2.25	3.15	1.70	65
9/16/10(6) to 9/30/10	10.00	—	(5)	0.16	0.16	—	—	—	0.16	10.16	1.60 (4)	102	2.25 (3)	20.39 (3)	0.61 (3)	0	(4)

Class I
10/1/13 to 9/30/14	$10.45	0.14		0.65	0.79	(0.24)	(0.13)	(0.37)	0.42	$10.87	7.67%	$6,435	1.25%	2.19%	1.24%	115%
10/1/12 to 9/30/13	10.82	0.22		1.16	1.38	(0.28)	(1.47)	(1.75)	(0.37)	10.45	13.68	2,185	1.25	1.54	1.97	277	(9)
10/1/11 to 9/30/12	9.80	0.30		1.26	1.56	(0.35)	(0.19)	(0.54)	1.02	10.82	16.47	26,398	1.25	1.50	2.94	25
10/1/10 to 9/30/11	10.18	0.34		(0.60)	(0.26)	(0.12)	—	(0.12)	(0.38)	9.80	(2.62)	17,689	1.25	1.88	3.16	65
9/16/10(6) to 9/30/10	10.00	0.01		0.17	0.18	—	—	—	0.18	10.18	1.70 (4)	7,068	1.25 (3)	19.39 (3)	1.62 (3)	0	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Real
Estate Securities Fund
Class A
10/1/13 to 9/30/14	$6.61	0.16	0.39	0.55	(0.13)	—	(0.13)	0.42	$7.03	8.61%	$11,257	1.50%	1.73%	2.38%	32%
10/1/12 to 9/30/13	6.50	0.15	0.45	0.60	(0.49)	—	(0.49)	0.11	6.61	9.39	10,234	1.50	1.75	2.23	22
10/1/11 to 9/30/12	5.23	0.16	1.24	1.40	(0.13)	—	(0.13)	1.27	6.50	27.35	3,916	1.50	1.85	2.69	41
10/1/10 to 9/30/11	6.30	0.31	(0.69)	(0.38)	(0.69)	—	(0.69)	(1.07)	5.23	(7.15)	3,243	1.50	1.77	5.03	41
10/1/09 to 9/30/10	6.00	0.13	0.65	0.78	(0.48)	—	(0.48)	0.30	6.30	14.44	2,474	1.50	1.70	2.21	20

Class C
10/1/13 to 9/30/14	$6.56	0.12	0.38	0.50	(0.09)	—	(0.09)	0.41	$6.97	7.75%	$2,553	2.25%	2.48%	1.68%	32%
10/1/12 to 9/30/13	6.48	0.09	0.46	0.55	(0.47)	—	(0.47)	0.08	6.56	8.55	1,911	2.25	2.49	1.35	22
10/1/11 to 9/30/12	5.20	0.12	1.24	1.36	(0.08)	—	(0.08)	1.28	6.48	26.36	1,531	2.25	2.60	2.04	41
10/1/10 to 9/30/11	6.26	0.24	(0.67)	(0.43)	(0.63)	—	(0.63)	(1.06)	5.20	(7.90)	962	2.25	2.52	3.91	41
10/1/09 to 9/30/10	6.00	0.13	0.61	0.74	(0.48)	—	(0.48)	0.26	6.26	13.73	494	2.25	2.51	2.28	20

Class I
10/1/13 to 9/30/14	$6.61	0.18	0.39	0.57	(0.15)	—	(0.15)	0.42	$7.03	8.87%	$28,738	1.25%	1.48%	2.64%	32%
10/1/12 to 9/30/13	6.49	0.15	0.47	0.62	(0.50)	—	(0.50)	0.12	6.61	9.66	29,999	1.25	1.49	2.35	22
10/1/11 to 9/30/12	5.23	0.17	1.25	1.42	(0.16)	—	(0.16)	1.26	6.49	27.74	28,095	1.25	1.59	2.92	41
10/1/10 to 9/30/11	6.31	0.35	(0.72)	(0.37)	(0.71)	—	(0.71)	(1.08)	5.23	(7.04)	24,420	1.25	1.52	5.65	41
10/1/09 to 9/30/10	5.99	0.19	0.61	0.80	(0.48)	—	(0.48)	0.32	6.31	14.83	24,052	1.25	1.51	3.31	20
International Small-Cap
Fund
Class A
10/1/13 to 9/30/14	$13.20	0.47	0.41	0.88	(0.25)	(0.13)	(0.38)	0.50	$13.70	6.65%	$2,477	1.60%	1.73%	3.31%	44%
10/1/12 to 9/30/13	10.09	0.30	2.91	3.21	(0.09)	(0.01)	(0.10)	3.11	13.20	31.97	403	1.60	2.51	2.52	26
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90 (4)	101	1.60 (3)	16.64 (3)	3.65 (3)	0 (4)

Class C
10/1/13 to 9/30/14	$13.16	0.24	0.54	0.78	(0.18)	(0.13)	(0.31)	0.47	$13.63	5.89%	$1,194	2.35%	2.49%	1.73%	44%
10/1/12 to 9/30/13	10.09	0.19	2.93	3.12	(0.04)	(0.01)	(0.05)	3.07	13.16	30.92	374	2.35	3.34	1.62	26
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90 (4)	107	2.35 (3)	17.43 (3)	2.86 (3)	0 (4)

Class I
10/1/13 to 9/30/14	$13.21	0.36	0.57	0.93	(0.27)	(0.13)	(0.40)	0.53	$13.74	7.04%	$46,599	1.35%	1.49%	2.57%	44%
10/1/12 to 9/30/13	10.10	0.34	2.89	3.23	(0.11)	(0.01)	(0.12)	3.11	13.21	32.13	18,123	1.35	2.23	2.82	26
9/5/12(6) to 9/30/12	10.00	0.03	0.07	0.10	—	—	—	0.10	10.10	1.00 (4)	2,834	1.35 (3)	16.39 (3)	3.89 (3)	0 (4)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	See Note 13 in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which 11 (each a “Fund”) are reported in this annual report.

The Fund’s Investment objectives are outlined in each Fund’s Summary page.

All the Funds offer Class A, Class C shares and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions, For more information regarding Qualifying Transactions, refer to each Fund’s prospectus.

Class A shares of Emerging Markets Debt Fund are sold with a front-end sales charge of up to 3.75%. Class A shares of the remaining Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC if applicable, if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each Class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”) generally, 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities, and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity, as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

Short-term notes having a maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each Domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each such fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the Fund’s pro-rata expenses of the underlying mutual funds in which a Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

G.	Derivative Financial Instruments

Enhanced disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by better enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is the specific type of derivative instruments used by certain Funds.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss in the Statements of Operations. When the contract is closed or offset with the same counterparty, on settlement date, the Funds record a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as net realized gain (loss) from foreign currency transactions.

Funds enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds also, from time to time, hedge the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect the U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

H.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2014, none of the Funds in this report had securities on loan.

I.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade, and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2014, the Funds only hold assignment loans.

Note	3. Investment Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	1st $1 Billion	$1 + Billion
Emerging Markets Debt Fund	0.75%	0.70%
Emerging Markets Equity Income Fund	1.05	1.00
Emerging Markets Small-Cap Fund	1.20	1.15
Greater European Opportunities Fund	0.85	0.80
International Small-Cap Fund	1.00	0.95

	1st $1 Billion	$1+ Billion through $2 Billion	$2 + Billion
Global Commodities Stock Fund	1.00%	0.95%	0.90%
Global Dividend Fund	0.65	0.60	0.55
Global Opportunities Fund	0.85	0.80	0.75
Global Real Estate Securities Fund	0.85	0.80	0.75
International Real Estate Securities Fund	1.00	0.95	0.90

	1st $2 Billion	$2 + Billion through $4 Billion	$4 + Billion
International Equity Fund	0.85%	0.80%	0.75%

B.	Subadvisers

The subadviser manages the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Funds they service are as follows:

Fund	Subadviser	Fund	Subadviser
Emerging Markets Debt Fund	NF(6)	Global Real Estate Securities Fund	DPIM(1)
Emerging Markets Equity Income fund	KBI(2)	Greater European Opportunities Fund	Vontobel(4)
Emerging Markets Small-Cap Fund	KAR(7)	International Equity Fund	Euclid(3)
Global Commodities Stock Fund	BMO(5)	International Real Estate Securities Fund	DPIM(1)
Global Dividend Fund	DPIM(1)	International Small-Cap Fund	KAR(7)
Global Opportunities Fund	Vontobel(4)

(1)	Duff & Phelps Investment Management Co., an indirect, wholly-owned subsidiary of Virtus.
(2)	Kleinwort Benson Investors, International, Ltd
(3)	Euclid Advisors LLC an indirect wholly-owned subsidiary of Virtus.
(4)	Vontobel Asset Management, Inc.
(5)	BMO Asset Management Corp., an indirect, wholly-owned subsidiary of Bank of Montreal (“BoM”). BoM, through its subsidiary BMO Bankcorp, is a minority investor of Virtus.
(6)	Newfleet Asset Management, LLC an indirect wholly-owned subsidiary of Virtus.
(7)	Kayne Anderson Rudnick Investment Management, LLC an indirect wholly-owned subsidiary of Virtus.

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Fund’s total operating expenses (excluding taxes, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed the below percentages of the Fund’s average daily net asset values as listed below. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class B	Class C	Class I
Emerging Markets Debt Fund	1.35%	—%	2.10%	1.10%
Emerging Markets Equity Income Fund	1.75	—	2.50	1.50
Global Commodities Stock Fund	1.65	—	2.40	1.40
Global Opportunities Fund	1.55	2.30	2.30	1.30
Global Real Estate Securities Fund	1.40	—	2.15	1.15
Greater European Opportunities Fund	1.45	—	2.20	1.20
International Equity Fund	1.50	—	2.25	1.25
International Real Estate Securities Fund	1.50	—	2.25	1.25
International Small-Cap Fund	1.60	—	2.35	1.35

The Adviser has contractually agreed to limit the following Fund’s total operating expenses (excluding interest, taxes, and extraordinary expenses, if any), so that such expenses do not exceed the below percentages of the Fund’s average daily net asset values as listed below.

	Class A	Class C	Class I	Through Date
Emerging Markets Small-Cap Fund	1.85%	2.60%	1.60%	1/31/15

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

D.	Expense Recapture

For certain Funds the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2015	2016	2017	Total
Emerging Markets Debt Fund	$35	$64	$40	$139
Emerging Markets Equity Income Fund	29	95	13	137
Emerging Markets Small-Cap Fund	—	—	80	80
Global Commodities Stock Fund	38	54	36	128
Global Real Estate Securities Fund	98	90	79	267
Greater European Opportunities Fund	78	87	80	245
International Equity Fund	51	67	74	192
International Real Estate Securities Fund	96	95	100	291
International Small-Cap Fund	30	85	60	175

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2014, it retained net commissions of $50 for Class A shares and deferred sales charges of $8, $—*, and $6 for Class A shares, Class B shares and Class C shares, respectively.

* Amount is less than $500.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective Class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; Class C shares 1.00%; Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2014, the Funds incurred administration fees totaling $527 which are included in the Statements of Operations.

For the period ended September 30, 2014, the Funds incurred transfer agent fees totaling $523 which are included in the Statements of Operations. A portion is paid to outside entities that also provide service to the Trust.

G.	Affiliated Shareholders

At September 30, 2014, Virtus and its affiliates, BMO Bankcorp (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Emerging Markets Debt Fund
Class A	11,021	$107
Class C	10,857	105
Class I	2,747,146	26,592
Emerging Markets Equity Income Fund
Class A	10,426	110
Class C	10,307	108
Class I	502,064	5,302
Emerging Markets Small-Cap Fund
Class A	10,024	103
Class C	10,307	103
Class I	502,064	2,902
Global Commodities Stock Fund
Class C	10,133	83
Class I	1,802,351	15,122
Global Dividend Fund
Class I	1,570,049	24,147
Global Real Estate Securities Fund
Class A	106,426	2,680
Class C	12,973	321
Class I	417,772	10,582

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

	Shares	Aggregate Net Asset Value
International Equity Fund
Class A	9,799	$107
Class C	9,911	106
Class I	78,788	856
International Real Estate Securities Fund
Class A	291,275	2,048
Class I	1,856,475	13,051

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2014, were as follows:

	Purchases	Sales
Emerging Markets Debt Fund	$15,700	$11,345
Emerging Markets Equity Income Fund	115,931	46,301
Emerging Markets Small-Cap Fund	4,733	1,096
Global Commodities Stock Fund	37,890	48,249
Global Dividend Fund	33,908	51,396
Global Opportunities Fund	48,411	54,182
Global Real Estate Securities Fund	20,375	13,336
Greater European Opportunities Fund	11,796	10,453
International Equity Fund	14,731	8,862
International Real Estate Securities Fund	13,862	15,904
International Small-Cap Fund	45,461	16,469

There were no purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2014.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Note	5. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Emerging Markets Debt Fund				Emerging Equity Income Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	103	$997	606	$6,287	64	$683	131	$1,374
Reinvestment of distributions	10	94	8	74	2	18	1	9
Shares repurchased	(350)	(3,390)	(285)	(2,704)	(29)	(311)	(63)	(653)

Net Increase / (Decrease)	(237)	$(2,299)	329	$3,657	37	$390	69	$730

Class C
Sale of shares	48	$471	31	$319	40	$408	31	$329
Reinvestment of distributions	2	19	1	9	1	6	— (1)	3
Shares repurchased	(8)	(80)	(3)	(32)	(4)	(41)	(2)	(21)

Net Increase / (Decrease)	42	$410	29	$296	37	$373	29	$311

Class I
Sale of shares	505	$4,980	10	$107	9,101	$93,703	337	$3,496
Reinvestment of distributions	143	1,378	132	1,317	11	116	12	131
Shares repurchased	(17)	(168)	(3)	(25)	(2,286)	(23,047)	(11)	(114)

Net Increase / (Decrease)	631	$6,190	139	$1,399	6,826	$70,772	338	$3,513

	Emerging Markets Small-Cap Fund
	From Inception December 17, 2013 to September 30, 2014
	SHARES	AMOUNT

Class A
Sale of shares	22	$226
Reinvestment of distributions	— (1)	— (2)
Shares repurchased	(1)	(11)

Net Increase / (Decrease)	21	$215

Class C
Sale of shares	16	$155
Reinvestment of distributions	— (1)	— (2)

Net Increase / (Decrease)	16	$155

Class I
Sale of shares	336	$3,387
Reinvestment of distributions	1	7

Net Increase / (Decrease)	337	$3,394

(1)	Amount is less than 500.
(2)	Amount is less than $500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

	Global Commodities Stock Fund				Global Dividend Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	41	$364	80	$742	1,305	$19,911	2,127	$28,633
Reinvestment of distributions	—	—	2	22	150	2,293	84	1,117
Shares repurchased	(30)	(265)	(117)	(1,021)	(1,338)	(20,296)	(1,204)	(16,357)

Net Increase / (Decrease)	11	$99	(35)	$(257)	117	$1,908	1,007	$13.393

Class C
Sale of shares	12	$110	27	$242	590	$9,117	704	$9,451
Reinvestment of distributions	—	—	— (1)	2	40	620	15	199
Shares repurchased	(6)	(55)	(5)	(42)	(206)	(3,138)	(135)	(1,827)

Net Increase / (Decrease)	6	$55	22	$202	424	$6,599	584	$7,823

Class I
Sale of shares	909	$8,294	1,805	$17,009	1,142	$17,698	1,932	$26,030
Reinvestment of distributions	—	—	44	411	164	2,501	122	1,626
Shares repurchased	(2,253)	(20,357)	(530)	(4,807)	(2,750)	(41,980)	(788)	(10,470)

Net Increase / (Decrease)	(1,344)	$(12,063)	1,319	$12,613	(1,444)	$(21,781)	1,266	$17,186

	Global Opportunities Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	572	$6,675	1,572	$16,673
Reinvestment of distributions	40	467	20	200
Shares repurchased	(1,282)	(15,224)	(1,733)	(18,392)

Net Increase / (Decrease)	(670)	$(8,082)	(141)	$(1,519)

Class B
Sale of shares	5	$52	3	$28
Shares repurchased	(25)	(265)	(41)	(381)

Net Increase / (Decrease)	(20)	$(213)	(38)	$(353)

Class C
Sale of shares	87	$904	177	$1,670
Reinvestment of distributions	— (1)	2	—	—
Shares repurchased	(67)	(693)	(67)	(630)

Net Increase / (Decrease)	20	$213	110	$1,040

Class I
Sale of shares	171	$2,037	403	$4,324
Reinvestment of distributions	22	252	14	143
Shares repurchased	(60)	(695)	(132)	(1,387)

Net Increase / (Decrease)	133	$1,594	285	$3,080

(1)	Amount is less than 500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

	Global Real Estate Securities Fund				Greater European Opportunities Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	500	$12,687	513	$12,029	701	$11,317	578	$8,821
Reinvestment of distributions	15	333	13	286	24	374	18	270
Shares repurchased	(323)	(8,052)	(252)	(5,866)	(743)	(11,774)	(208)	(3,196)

Net Increase / (Decrease)	192	$4,968	274	$6,449	(18)	$(83)	388	$5,895

Class C
Sale of shares	115	$2,906	109	$2,503	59	$935	43	$656
Reinvestment of distributions	2	52	2	49	2	25	— (1)	7
Shares repurchased	(37)	(885)	(17)	(380)	(25)	(384)	(18)	(280)

Net Increase / (Decrease)	80	$2,073	94	$2,172	36	$576	25	$383

Class I
Sale of shares	467	$11,814	607	$14,299	141	$2,287	361	$5,441
Reinvestment of distributions	27	609	18	403	2	36	6	94
Shares repurchased	(517)	(12,655)	(72)	(1,683)	(85)	(1,364)	(258)	(3,854)

Net Increase / (Decrease)	(23)	$(232)	553	$13,019	58	$959	109	$1,681

	International Equity Fund				International Real Estate Securities Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	416	$4,580	13	$135	601	$4,140	1,121	$7,391
Reinvestment of distributions	9	94	3	26	29	186	60	394
Shares repurchased	(82)	(904)	(17)	(180)	(577)	(3,899)	(235)	(1,564)

Net Increase / (Decrease)	343	$3,770	(1)	$(19)	53	$427	946	$6,221

Class C
Sale of shares	67	$724	11	$121	140	$986	119	$791
Reinvestment of distributions	1	9	2	18	4	25	15	99
Shares repurchased	(4)	(47)	(12)	(124)	(69)	(486)	(79)	(519)

Net Increase / (Decrease)	64	$686	1	$15	75	$525	55	$371

Class I
Sale of shares	456	$5,025	158	$1,674	1,686	$11,674	1,550	$10,345
Reinvestment of distributions	8	83	402	4,045	107	677	321	2,093
Shares repurchased	(81)	(898)	(2,790)	(29,085)	(2,245)	(15,445)	(1,661)	(10,744)

Net Increase / (Decrease)	383	$4,210	(2,230)	$(23,366)	(452)	$(3,094)	210	$1,694

(1)	Amount is less than 500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

	International Small-Cap Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES		AMOUNT

Class A
Sale of shares	307	$4,315	20		$250
Reinvestment of distributions	4	52	—	(1)	2
Shares repurchased	(161)	(2,308)	—	(1)	(1)

Net Increase / (Decrease)	150	$2,059	20		$251

Class C
Sale of shares	70	$958	18		$223
Reinvestment of distributions	2	23	—	(1)	1
Shares repurchased	(13)	(179)	—	(1)	(2)

Net Increase / (Decrease)	59	$802	18		$222

Class I
Sale of shares	2,604	$35,793	1,088		$12,819
Reinvestment of distributions	71	976	6		65
Shares repurchased	(653)	(9,360)	(3)		(34)

Net Increase / (Decrease)	2,022	$27,409	1,091		$12,850

(1)	Amount is less than 500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Note	6. Derivative Transactions and Master Netting Agreements

($ reported in thousands)

The International Equity Fund invested in a derivative instrument during the reporting period in the form of a forward currency contract. The primary type of risk associated with forward currency contracts is the risk associated with the conversion of foreign currency to U.S. dollars. The Fund may invest in forward currency contracts in an attempt to manage such risk and protect the U.S. dollar value of the portfolio. For additional information on forward currency contracts refer to Note 2G.

As of September 30, 2014, the International Equity Fund has an amount of $41 disclosed as “unrealized appreciation on forward currency contracts” in the Statements of Assets and Liabilities. This forward currency contract was executed under the ISDA 2002 Master Agreement without any Schedule thereto and without the requirement of posting any collateral to the counterparty. During the year ended September 30, 2014, and as of that date the International Equity Fund has entered into one forward currency contract as disclosed in the Schedule of Investments with a value of $41.

Note	7. 10% Shareholders

As of September 30, 2014, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Emerging Markets Debt Fund	80%	1
Emerging Markets Small-Cap Fund	75	1
Global Commodities Stock Fund#	92	1	*
Global Dividend Fund#	29	2	*
Global Opportunities Fund	25	1
Global Real Estate Securities Fund#	32	2	*
Greater European Opportunities Fund	59	3
International Equity Fund	21	1
International Real Estate Securities Fund#	45	2	*

*	Includes affiliated shareholder accounts.
#	The Fund is owned by Virtus Alternatives Diversifier Fund. Virtus Alternatives Diversifier Fund does not invest in the underlying Funds for the purpose of exercising management or control; however, investments made may represent a significant portion of an underlying Fund’s net assets. At September 30, 2014, Virtus Alternatives Diversifier Fund was the owner of record of approximately 88% of the Global Commodities Stock Fund, 31% of the International Real Estate Securities Fund, 20% of Global Real Estate Fund and 17% of the Global Dividend Fund.

Note	8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At September 30, 2014, the following Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Emerging Markets Debt Fund	Financials	32%
Emerging Markets Equity Income Fund	Financials	27
Global Commodities Stock Fund	Energy	41
Global Commodities Stock Fund	Materials	28
Global Dividend Fund	Utilities	31
Global Dividend Fund	Energy	27
Global Opportunities Fund	Consumer Staples	33
Global Real Estate Securities Fund	Retail REITs	26
Greater European Opportunities Fund	Consumer Staples	36
International Real Estate Securities Fund	Real Estate Operating Companies	35
International Real Estate Securities Fund	Retail REITs	28

Note	9. Indemnifications

Under the Trust’s organizational documents, the Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

Note	10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Debt Fund	$34,009	$617	$(1,545)	$(928)
Emerging Markets Equity Income Fund	82,468	4,739	(4,821)	(82)
Emerging Markets Small-Cap Fund	3,941	320	(383)	(63)
Global Commodities Stock Fund	15,360	2,012	(688)	1,324
Global Dividend Fund	116,705	28,317	(1,943)	26,374
Global Opportunities Fund	91,742	26,574	(1,561)	25,013
Global Real Estate Securities Fund	49,785	5,569	(553)	5,016
Greater European Opportunities Fund	14,597	2,331	(346)	1,985
International Equity Fund	10,735	778	(458)	320
International Real Estate Securities Fund	37,242	5,717	(437)	5,280
International Small-Cap Fund	50,271	2,838	(2,520)	318

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2018	2019	No Expiration	Total
Emerging Markets Debt Fund	$—	$—	$76	$76
Global Commodities Stock Fund	—	—	3,472	3,472
Global Opportunities Fund	2,328	—	—	2,328
International Real Estate Securities Fund	3,884	883	2,948	7,715

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended September 30, 2014 the following Funds utilized losses deferred in prior years against current year capital gains:

Global Dividend Fund	$11,226
Global Opportunities Fund	5,054
International Real Estate Securities Fund	80

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2014, the Funds deferred and recognized losses as follow:

	Late Year Ordinary Losses Deferred	Capital Loss Deferred	Capital Loss Recognized
Emerging Markets Debt Fund	$—	$385	$120
Emerging Markets Equity Income Fund	—	—	89
Global Commodities Stock Fund	23	1,348	2,646
Global Dividend Fund	—	—	149
International Equity Fund	—	120	—
International Real Estate Securities Fund	—	171	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Emerging Markets Equity Income Fund	$1,753	$—
Emerging Markets Small-Cap Fund	155	—
Global Dividend Fund	551	562
Global Opportunities Fund	1,753	—
Global Real Estate Securities Fund	704	565
Greater European Opportunities Fund	104	197
International Equity Fund	54	—
International Real Estate Securities Fund	1,125	—
International Small-Cap Fund	2,278	1,072

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2014

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note	11. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2014, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Debt Fund	$—	$(86)	$86
Emerging Markets Equity Income Fund	—	20	(20)
Emerging Markets Small-Cap Fund	—	4	(4)
Global Commodities Stock Fund	(3)	(11)	14
Global Dividend Fund	(66)	63	3
Global Opportunities Fund	—	10	(10)
Global Real Estate Securities Fund	—	273	(273)
Greater European Opportunities Fund	—	(7)	7
International Equity Fund	—	— (1)	— (1)
International Real Estate Securities Fund	34	1,162	(1,196)
International Small-Cap Fund	—	101	(101)

(1)	Amount less than $500.

Note	12. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where the applicable subadviser determines that some, though not all of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2014, the Funds did not hold any securities that are both illiquid and restricted.

Note	13. Portfolio Turnover and Redemptions in the International Equity Fund (the “Fund”)

($ in thousands)

Management, in the interest of protecting the Fund shareholders from an adverse tax consequence, directed the sale of, and subsequent repurchase of, certain portfolio securities ($34,629 of securities were sold). After this sale, the Fund conducted a capital gains distribution of $3,420 on April 19, 2013. This event along with the change in subadviser, on May 22, 2013, resulted in a high portfolio turnover for this Fund. The Fund experienced large redemptions of $5,520, $9,069 and $7,459 on June 23, 2013, July 17, 2013 and September 27, 2013, respectively

Note	14. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 12, 2014, the International Small-Cap Fund began offering Class R6 Shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund, Virtus Emerging Markets Small-Cap Fund, Virtus Global Commodities Stock Fund, Virtus Global Dividend Fund, Virtus Global Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus Greater European Opportunities Fund, Virtus International Equity Fund, Virtus International Real Estate Securities Fund, and Virtus International Small-Cap Fund (constituting funds within Virtus Opportunities Trust, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2014

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2014

For the fiscal year ended September 30, 2014, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

	QDI	DRD	LTCG
Emerging Markets Debt Fund	0%	0%	$—
Emerging Markets Equity Income Fund	70	0	—
Emerging Markets Small-Cap Fund	31	0	—
Global Commodities Stock Fund	0	0	—
Global Dividend Fund	100	36	562
Global Opportunities Fund	100	55	—
Global Real Estate Securities Fund	40	0	591
Greater European Opportunities Fund	100	31	198
International Equity Fund	100	0	—
International Real Estate Securities Fund	53	0	—
International Small-Cap Fund	30	0	1,072

For the period ended September 30, 2014, the Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Emerging Markets Equity Income Fund	$3,084	$370
Emerging Markets Small-Cap Fund	109	12
Greater European Opportunities Fund	335	24
International Equity Fund	228	23
International Real Estate Securities Fund	1,848	152
International Small-Cap Fund	1,876	167

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of September 30, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name and Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Keith, Leroy Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Director/Trustee (since 2010), Wells Fargo Funds and their predecessors, Evergreen Funds (1989 to 2010) (137 series); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex (48 portfolios).
McLoughlin, Philip Chairman YOB: 1946 Elected: 1999 68 Funds	Partner (2006 to 2012), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (48 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 52 Funds	Retired; Trustee (since 2001), Virtus Mutual Fund Complex (48 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).
Oates, James M. YOB: 1946 Elected: 2000 55 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (48 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).
Segerson, Richard E. YOB: 1946 Elected: 2000 48 Funds	Retired; Trustee (since 1993), Virtus Mutual Fund Complex (48 portfolios); and Managing Director (since 1998), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies; Trustee (since 2002), Virtus Mutual Fund Complex (48 portfolios).

Interested Trustees

Name and Year of Birth	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R. YOB: 1964 Elected: 2006 66 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (48 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth		Position(s) Held with the Trust and Length of Time Served and Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds ; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011).	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2008 to 2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus Emerging Markets Equity Income Fund,

a series of Virtus Opportunities Trust

Supplement dated November 10, 2014 to the

Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 28, 2014, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

The following disclosure hereby replaces the current disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the statutory prospectus:

ð	James Collery, Senior Portfolio Manager – Global Equity Strategies at KBI. Mr. Collery has served as a Portfolio Manager of the fund since inception in September 2012.
ð	David Hogarty, Head of Strategy Development – Global Equity Strategies at KBI. Mr. Hogarty has served as a Portfolio Manager of the fund since inception in September 2012.
ð	John Looby, Senior Portfolio Manager – Global Equity Strategies at KBI. Mr. Looby has served as a Portfolio Manager of the fund since October 2014.
ð	Ian Madden, Senior Portfolio Manager – Global Equity Strategies at KBI. Mr. Madden has served as a Portfolio Manager of the fund since inception in September 2012.
ð	Gareth Maher, Head of Portfolio Management – Global Equity Strategies at KBI. Mr. Maher has served as a Portfolio Manager of the fund since inception in September 2012.
ð	Massimiliano Tondi, CFA, Senior Portfolio Manager – Global Equity Strategies at KBI. Mr. Tondi has served as a Portfolio Manager of the fund since October 2014.

The table and the biographical information under “KBI” in the section “Portfolio Management” on page 199 is hereby replaced with the following:

Virtus Emerging Markets Equity Income Fund

James Collery (since the fund’s inception in September 2012)

David Hogarty (since the fund’s inception in September 2012)

John Looby (since October 2014)

Ian Madden (since the fund’s inception in September 2012)

Gareth Maher (since the fund’s inception in September 2012)

Massimiliano Tondi, CFA (since October 2014)

James Collery. Mr. Collery is Senior Portfolio Manager – Global Equity Strategies at KBI. Mr. Collery joined the firm in 2001 as a Performance & Risk Analyst. In 2003, he was appointed as a Portfolio Manager on a hedge fund team. During this time, he worked on a fund of funds where he was responsible for manager due diligence as well as portfolio construction, and on a direct equity long short fund, which was quantitatively managed. Mr. Collery joined the Dividend Plus team in 2007.

David Hogarty. Mr. Hogarty is Head of Strategy Development – Global Equity Strategies at KBI. Mr. Hogarty joined the firm in 1994 and has held a number of senior management roles including responsibility for Product Development, Business Development and Consultant Relationships. Mr. Hogarty was instrumental in developing the Dividend Plus equity strategy in 2003 and has been a member of the investment team since launch. He is also a former member of the Irish Association of Pension Funds (IAPF) Investment Committee.

John Looby. Mr. Looby is Senior Portfolio Manager – Global Equity Strategies at KBI. Mr. Looby joined the firm in September 2014. Prior to joining KBI, he was senior investment manager at Setanta Asset Management, where he was the lead portfolio manager of the flagship Global Equity Fund. Mr. Looby began his investment management career in 1990 and has had roles spanning fixed income, absolute return and equities.

Ian Madden. Mr. Madden is Senior Portfolio Manager – Global Equity Strategies at KBI. Mr. Madden joined the firm in November 2000 as a Portfolio Assistant and joined the Dividend Plus team in 2004. In 2002, Ian was appointed Manager of the Institutional Business Support unit, responsible for unit trust dealing, client cash flow, audit reporting and client queries. Prior to joining KBI, he worked for the international division of National Irish Bank.

Gareth Maher. Mr. Maher is Head of Portfolio Management – Global Equity Strategies at KBI. He joined the KBI Dividend Plus team in 2008, having managed U.S., Irish and Far Eastern equities for the firm from 2000. Previously, Mr. Maher managed Japanese, Far Eastern and U.S. equity portfolios for Irish Life Investment Managers and Eagle Star (Zurich) from 1987 to 2000.

Massimiliano Tondi, CFA. Mr. Tondi is Senior Portfolio Manager – Global Equity Strategies at KBI. Mr. Tondi joined the firm in September 2014. Prior to joining KBI, he was a quantitative portfolio manager at Fideuram Asset Management (2011 to 2014), where he previously served as a risk manager (2007 to 2011). Mr. Tondi began his career in the financial sector in 2004.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/KBI PMs (11/14)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Web site	http://Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8032	11-14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that James M. Oates and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Oates and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $504,238 for 2013 and $666,850 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $73,059 for 2013 and $62,664 for 2014. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $89,675 for 2013 and $111,750 for 2014.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $384,427 for 2013 and $490,957 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Opportunities Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date     December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date     December 5, 2014

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date     December 5, 2014

* Print the name and title of each signing officer under his or her signature.